UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-5270

The Dreyfus/Laurel Funds, Inc.

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166 (Address of principal executive offices) (Zip code)

Michael A. Rosenberg, Esq. 200 Park Avenue New York, New York 10166 (Name and address of agent for service)

Registrant's telephone number, including area code:		(212) 922-6000
Date of fiscal year end:	10/31
Date of reporting period:	04/30/2009

The following N-CSR relates only to the Registrant’s series listed below and does not affect Dreyfus Core Equity Fund, a series of the Registrant with a fiscal year end of August 31. A separate N-CSR will be filed for that series as appropriate.

Dreyfus Bond Market Index Fund
Dreyfus Disciplined Stock Fund
Dreyfus Large Company Stock Fund
Dreyfus Money Market Reserves
Dreyfus AMT-Free Municipal Reserves
Dreyfus Tax Managed Growth Fund
Dreyfus BASIC S&P 500 Stock Index Fund
Dreyfus U.S. Treasury Reserves
Dreyfus Small Cap Value Fund
Dreyfus Strategic Income Fund

FORM N-CSR

Item 1.	Reports to Stockholders.

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the CEO
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses With Those of Other Funds
7	Statement of Investments
48	Statement of Assets and Liabilities
49	Statement of Operations
50	Statement of Changes in Net Assets
52	Financial Highlights
54	Notes to Financial Statements
63	Information About the Review and Approval of the Fund’s Investment Management Agreement
FOR MORE INFORMATION
Back Cover

Dreyfus Bond Market Index Fund

The Fund

A LETTER FROM THE CEO Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Bond Market Index Fund, covering the six-month period from November 1, 2008, through April 30, 2009.

Domestic and international fixed-income markets were not immune to price volatility during the reporting period, as higher-yielding market sectors generally plummeted over the fall of 2008 and later rebounded strongly in late April 2009.In supporting the recent rally,investors apparently shrugged off more bad economic news: the unemployment rate surged to a 25-year high in April, and a 6.3% annualized contraction over the fourth quarter of 2008 was followed by a 5.7% economic contraction during the first quarter of 2009.Yet, the market rebound proved to be robust, particularly among high yield bonds, which previously had been hard-hit in the downturn. Conversely, U.S. Treasury securities, which had served as a relatively safe haven in 2008, gave back some of their gains in 2009, particularly long-term nominal Treasuries.

These price and yield swings have left the global markets wondering whether fixed income investors are anticipating sustainable economic improvement, or continued economic distress.We generally have remained cautious in the absence of real economic progress, but the market’s gyrations illustrate the importance of a long-term investment focus combined with a diversified approach.That’s why we encourage you to speak regularly with your financial consultant, who can discuss with you the potential benefits of adhering to a long-term investment strategy tailored to your current fixed income needs and future investment goals. For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s Portfolio Manager.

Thank you for your continued confidence and support.

Jonathan R. Baum Chairman and Chief Executive Officer The Dreyfus Corporation May 15, 2009

DISCUSSION OF FUND PERFORMANCE

For the period of November 1, 2008, through April 30, 2009, as provided by Laurie Carroll, Portfolio Manager

Market and Fund Performance Overview

For the six-month period ended April 30, 2009, Dreyfus Bond Market Index Fund’s Investor shares produced a total return of 7.54%, and its BASIC shares produced a total return of 7.67%.1 In comparison, the Barclays Capital U.S. Aggregate Index (the “Index”) achieved a total return of 7.74% for the same period.2The difference in returns between the fund and the Index was primarily the result of transaction costs and other operating expenses that are not reflected in the Index’s results.

The U.S. bond market produced positive absolute returns during an especially challenging and volatile reporting period. Over the first four months of the reporting period, U.S.Treasury securities and U.S. government agency securities produced some of the bond market’s better results as investors engaged in a “flight to quality” due to an economic recession and global financial crisis. During the reporting period’s final two months, improving investor sentiment sparked a rally among higher-yielding market sectors, most notably corporate bonds.

The Fund’s Investment Approach

The fund seeks to match the total return of the Index.To pursue this goal, the fund normally invests at least 80% of its assets in bonds that are included in the Index. To maintain liquidity, the fund may invest up to 20% of its assets in various short-term, fixed-income securities and money market instruments.

While the fund seeks to mirror the returns of the Index, it does not hold the same number of bonds. Instead, the fund holds approximately 1,500 securities as compared to 8,800 securities in the Index.The fund’s average duration — a measure of sensitivity to changing interest rates — generally remains neutral to the Index. As of April 30, 2009, the average duration of the fund was approximately 3.96 years.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

Government Actions Help Bolster Fixed-Income Markets

When the reporting period began, U.S. bond markets were still reeling from a financial crisis that erupted with the bankruptcy of investment bank Lehman Brothers, the acquisitions of Merrill Lynch andWachovia by their competitors and the seizing of Washington Mutual by regulators. With the nation’s major financial institutions realigned or eliminated, liquidity conditions in the global credit markets became increasingly challenging, and investors flocked to the relative safety of U.S. government securities. Conversely, prices of corporate bonds, mortgage- and asset-backed bonds plunged.

The U.S. government introduced a number of new and, in some cases, unprecedented programs to alleviate the credit crunch, including the Temporary Liquidity Guarantee Program (TLGP) adopted by the Federal Deposit Insurance Corporation (FDIC) to encourage liquidity in the inter-bank lending market by allowing banks to issue debt guaranteed by the FDIC. In addition, the Federal Reserve Board (the “Fed”) responded aggressively by reducing its target for short-term interest rates to a record low of 0% to 0.25%. The Fed made it clear that it would employ all available tools to promote economic recovery, improve liquidity conditions and achieve greater price stability in the bond markets.

Corporate Bonds Benefit from Late-Term Rally

By early 2009, the U.S. economic outlook remained bleak as job losses continued to mount and tight credit conditions weighed on consumer sentiment and spending. In March, the Fed announced that it would inject additional liquidity into the markets by purchasing up to an additional $750 billion of agency mortgage-backed securities, increasing its purchases of agency debt by up to $100 billion and purchasing up to $300 billion of longer-term Treasury securities. Shortly after this announcement, U.S.Treasuries securities and mortgage-backed securities rallied.However,the bond market’s most significant gains during the late-term rally were achieved within the corporate bond sector, which posted its best monthly performance on record during the month of April and produced some of the Index’s stronger returns for the reporting period overall. Mortgage-backed securities, which comprise over one-third of the Index, also rebounded from their lows.

On the other hand, U.S. Treasury securities and U.S. government agency securities produced mixed results, faring well early in the reporting period only to give back some of their gains when investors felt more comfortable taking on additional risk in higher-yielding market sectors. Commercial mortgage-backed securities fared relatively poorly throughout the reporting period.

Mirroring the Index’s Composition

As an index fund, we attempt to replicate the returns of the Barclays Capital Index by closely approximating its composition.Accordingly, as of April 30, 2009, approximately 40% of the fund’s assets were invested in mortgage-backed securities, 3% in commercial mortgage-backed securities, 16% in corporate bonds and asset-backed securities, 29% in U.S.Treasury securities and 12% in U.S. government agency bonds. In addition, all of the fund’s corporate securities were at least BBB-rated or better at the end of the reporting period, and the fund has maintained an overall credit quality that is closely aligned with that of the Index.

May 15, 2009

1	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
2	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Barclays Capital U.S. Aggregate Index is a widely accepted, unmanaged total return index of corporate, U.S. government and U.S. government agency debt instruments, mortgage-backed securities and asset-backed securities with an average maturity of 1-10 years.
Index returns do not reflect fees and expenses associated with operating a mutual fund.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Bond Market Index Fund from November 1, 2008 to April 30, 2009. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment assuming actual returns for the six months ended April 30, 2009

	Investor Shares	BASIC Shares
Expenses paid per $1,000†	$ 2.06	$ .77
Ending value (after expenses)	$1,075.40	$1,076.70

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended April 30, 2009

	Investor Shares	BASIC Shares
Expenses paid per $1,000†	$ 2.01	$ .75
Ending value (after expenses)	$1,022.81	$1,024.05

† Expenses are equal to the fund’s annualized expense ratio of .40% for Investor shares and .15% for Basic shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
April 30, 2009 (Unaudited)

	Coupon	Maturity	Principal
Bonds and Notes—97.0%	Rate (%)	Date	Amount ($)	Value ($)
Aerospace & Defense—.3%
Boeing,
Sr. Unscd. Bonds	7.25	6/15/25	150,000	157,358
General Dynamics,
Gtd. Notes	4.25	5/15/13	125,000	127,949
Lockheed Martin,
Sr. Unscd. Notes, Ser. B	6.15	9/1/36	455,000	456,451
Northrop Grumman,
Sr. Unscd. Debs.	7.75	3/1/16	540,000	613,394
Raytheon,
Sr. Unscd. Notes	4.85	1/15/11	125,000	129,302
Raytheon,
Sr. Unscd. Debs.	7.20	8/15/27	150,000	164,965
United Technologies,
Sr. Unscd. Notes	4.88	5/1/15	2,750,000	2,837,730
United Technologies,
Sr. Unscd. Notes	6.70	8/1/28	50,000	50,465
United Technologies,
Sr. Unscd. Debs.	8.75	3/1/21	50,000	63,378
				4,600,992
Agriculture—.2%
Altria Group,
Gtd. Notes	9.70	11/10/18	1,850,000	2,165,284
Archer Daniels,
Sr. Unscd. Notes	5.45	3/15/18	130,000	132,784
Philip Morris International,
Sr. Unscd Notes	5.65	5/16/18	760,000	770,441
Reynolds American,
Sr. Scd. Notes	7.63	6/1/16	170,000	149,688
				3,218,197
Asset-Backed Ctfs./
Auto Receivables—.1%
Chase Manhattan Auto Owner Trust,
Ser. 2006-A, Cl. A4	5.36	1/15/13	90,000	90,964
Honda Auto Receivables Owner
Trust, Ser. 2007-1, Cl. A4	5.09	7/18/13	700,000	716,929
				807,893

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Asset-Backed Ctfs./Credit Cards—.1%
Bank One Issuance Trust,
Ser. 2003-C3, Cl. C3	4.77	2/16/16	200,000		118,747
Citibank Credit Card Issuance
Trust, Ser. 2005-A4, Cl. A4	4.40	6/20/14	500,000		492,003
Citibank Credit Card Issuance
Trust, Ser. 2003-A10, Cl. A10	4.75	12/10/15	500,000		481,816
					1,092,566
Asset-Backed Ctfs./
Home Equity Loans—.0%
Centex Home Equity,
Ser. 2005-C, Cl. AF5	5.05	6/25/35	200,000	[a]	137,324
CPL Transition Funding,
Ser. 2002-1, Cl. A4	5.96	7/15/15	550,000		593,487
					730,811
Automobile Manufacturers—.1%
Daimler Finance North America,
Gtd. Notes	6.50	11/15/13	225,000		218,872
Daimler Finance North America,
Gtd. Notes	7.30	1/15/12	400,000		404,866
Daimler Finance North America,
Gtd. Notes	8.50	1/18/31	200,000		188,052
					811,790
Banks—2.7%
Abbey National,
Sub. Debs.	7.95	10/26/29	350,000		293,845
Bank of America,
Gtd. Notes	3.13	6/15/12	3,000,000		3,111,348
Bank of America,
Sr. Unscd. Notes	5.13	11/15/14	350,000	[b]	306,138
Bank of America,
Sr. Unscd. Notes	5.38	6/15/14	275,000		241,154
Bank of America,
Sr. Unscd. Notes	5.63	10/14/16	575,000		478,141
Bank of America,
Sr. Unscd. Notes	5.65	5/1/18	965,000		786,885
Bank of America,
Sr. Unscd. Notes	5.75	12/1/17	2,450,000		2,004,744
Bank of America,
Sr. Sub. Notes	7.80	2/15/10	500,000	[b]	506,371

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Banks (continued)
Bank One,
Sub. Notes	5.90	11/15/11	500,000	507,521
BB & T,
Sub. Notes	4.75	10/1/12	325,000 [b]	313,145
BB & T,
Sub. Notes	4.90	6/30/17	150,000	129,502
Citigroup,
Gtd. Bonds	2.13	4/30/12	3,500,000	3,519,180
Credit Suisse New York,
Sub. Notes	6.00	2/15/18	1,400,000	1,250,715
Deutsche Bank
AG London,
Sr. Unscd. Notes	6.00	9/1/17	845,000	828,227
Dresdner Bank,
Sr. Sub. Notes	7.25	9/15/15	145,000	118,555
Fifth Third Bank,
Sr. Notes	4.20	2/23/10	200,000	197,054
First Tennessee Bank,
Sub. Notes	5.65	4/1/16	250,000	162,208
Fleet Financial Group,
Sub. Notes	7.38	12/1/09	175,000	176,765
Golden West Financial,
Sr. Unscd. Notes	4.75	10/1/12	1,000,000	937,181
Goldman Sachs Group,
Gtd. Notes	3.25	6/15/12	650,000	677,971
HSBC Holdings,
Sub. Notes	6.50	5/2/36	1,350,000	1,171,742
HSBC Holdings,
Sub. Notes	6.50	9/15/37	555,000	474,380
HSBC Holdings,
Sub. Notes	7.50	7/15/09	200,000	200,191
JP Morgan Chase,
Sub. Notes	6.00	10/1/17	150,000	140,171
KeyBank,
Sub. Notes	6.95	2/1/28	100,000	70,098
KFW,
Govt Gtd. Bonds	4.00	10/15/13	1,400,000	1,448,033
KFW,
Gov’t Gtd. Bonds	4.13	10/15/14	1,200,000	1,247,416

The Fund 9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Banks (continued)
KFW,
Gov’t Gtd. Bonds	4.50	7/16/18	1,800,000		1,806,761
KFW,
Gov’t Gtd. Notes	4.88	1/17/17	1,240,000	[b]	1,287,972
KFW,
Gov’t Gtd. Bonds	5.13	3/14/16	625,000		662,063
KFW,
Gov’t Gtd. Notes	8.00	2/15/10	35,000		36,382
Korea Development Bank,
Sr. Unscd. Notes	5.50	11/13/12	350,000		353,615
Mercantile Bankshares,
Sub. Notes, Ser. B	4.63	4/15/13	200,000		181,334
National City Bank,
Sr. Unscd. Notes	4.50	3/15/10	1,275,000		1,278,796
NationsBank,
Sub. Notes	7.80	9/15/16	235,000		162,026
Oesterreichische Kontrollbank,
Govt. Gtd. Notes	4.88	2/16/16	1,500,000	[b]	1,519,420
PNC Funding,
Bank Gtd. Notes	5.25	11/15/15	225,000	[b]	192,783
Rentenbank,
Gov’t Gtd. Bonds	5.13	2/1/17	950,000		990,960
Royal Bank of Scotland Group,
Sr. Sub. Notes	5.00	10/1/14	175,000		113,764
Royal Bank of Scotland Group,
Sr. Sub. Notes	6.38	2/1/11	410,000		387,651
Sanwa Finance Aruba,
Bank Gtd. Notes	8.35	7/15/09	150,000	[b]	150,869
SouthTrust,
Sub. Notes	5.80	6/15/14	500,000		438,058
Sovereign Bancorp,
Sr. Unscd. Notes	4.80	9/1/10	500,000	[a]	471,952
State Street Bank & Trust,
Sub. Notes	5.25	10/15/18	200,000		172,423
Suntrust Capital VIII,
Bank Gtd. Secs.	6.10	12/15/36	335,000	[a]	196,326
U.S. Bank,
Sub. Notes	4.95	10/30/14	45,000		44,765
U.S. Bank,
Sub. Notes	6.38	8/1/11	100,000		104,696

10

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Banks (continued)
UBS,
Sr. Sub. Notes	5.88	7/15/16	75,000	56,577
UBS,
Sr. Unscd. Notes	5.88	12/20/17	760,000	667,693
Union Planters,
Sr. Unscd. Notes	4.38	12/1/10	400,000 [b]	378,471
Wachovia Bank,
Sub. Notes	5.00	8/15/15	250,000	212,875
Wachovia Bank,
Sub. Notes	6.60	1/15/38	415,000	327,424
Wachovia,
Sub. Notes	5.25	8/1/14	200,000	177,949
Wachovia,
Sr. Unscd. Notes	5.75	2/1/18	1,100,000	1,008,213
Wells Fargo & Co.,
Sr. Unscd. Notes	5.63	12/11/17	1,140,000	1,064,608
Wells Fargo & Co.,
Sub. Notes	6.38	8/1/11	420,000	429,573
Wells Fargo Bank,
Sub. Notes	5.75	5/16/16	875,000	780,315
Westpac Banking,
Sub. Notes	4.63	6/1/18	500,000	459,151
				37,414,146
Building & Construction—.0%
CRH America,
Gtd. Notes	5.30	10/15/13	500,000	421,001
Chemicals—.3%
Dow Chemical,
Sr. Unscd. Notes	6.00	10/1/12	2,200,000	2,144,168
E.I. Du Pont De Nemours,
Sr. Unscd. Notes	5.25	12/15/16	500,000	504,894
E.I. Du Pont De Nemours,
Sr. Unscd. Notes	6.00	7/15/18	560,000	576,075
Lubrizol,
Gtd. Notes	5.50	10/1/14	150,000	137,988
Potash of Saskatchewan,
Sr. Unscd. Notes	7.75	5/31/11	200,000	213,882
Praxair,
Sr. Unscd. Notes	6.38	4/1/12	100,000	107,702

The Fund 11

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Chemicals (continued)
Rohm & Haas,
Sr. Unscd. Notes	7.85	7/15/29	430,000		288,391
					3,973,100
Commercial &
Professional Services—.0%
R.R. Donnelley & Sons,
Sr. Unscd. Notes	4.95	5/15/10	750,000		738,201
Commercial Mortgage
Pass-Through Ctfs.—3.1%
Asset Securitization,
Ser. 1995-D1, Cl. A2	7.59	7/11/27	10,470		10,630
Banc of America Commercial
Mortgage, Ser. 2005-3, Cl. A4	4.67	7/10/43	1,000,000		865,258
Banc of America Commercial
Mortgage, Ser. 2005-4, Cl. A5B	5.00	7/10/45	1,800,000	[a]	1,338,802
Banc of America Commercial
Mortgage, Ser. 2007-1, Cl. A4	5.45	1/15/49	1,000,000		773,269
Banc of America Commercial
Mortgage, Ser. 2007-4, Cl. A4	5.94	2/10/51	300,000	[a]	234,618
Banc of America Commercial
Mortgage, Ser. 2000-2, Cl. A2	7.20	9/15/32	584,469	[a]	591,545
Bear Stearns Commercial Mortgage
Securities, Ser. 2003-T12, Cl. A4	4.68	8/13/39	350,000	[a]	324,648
Bear Stearns Commercial Mortgage
Securities, Ser. 2003-T10, Cl. A2	4.74	3/13/40	400,000		373,585
Bear Stearns Commercial Mortgage
Securities, Ser. 2005-PWR9,
Cl. A4A	4.87	9/11/42	900,000		763,826
Bear Stearns Commercial Mortgage
Securities, Ser. 2006-PW12, Cl. A4	5.90	9/11/38	850,000	[a]	734,878
Bear Stearns Commercial Mortgage
Securities, Ser. 2002-TOP6, Cl. A2	6.46	10/15/36	175,000		176,848
Bear Stearns Commercial Mortgage
Securities, Ser. 2001-TOP2, Cl. A2	6.48	2/15/35	230,000		231,196
Bear Stearns Commercial Mortgage
Securities, Ser. 1999-WF2, Cl. A2	7.08	7/15/31	75,270		75,218
Chase Commercial Mortgage
Securities, Ser. 2000-3, Cl. A2	7.32	10/15/32	396,457		401,209
Chase Commercial Mortgage
Securities, Ser. 2000-2, Cl. A2	7.63	7/15/32	250,000		255,041

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Commercial Mortgage
Pass-Through Ctfs. (continued)
Citigroup Commercial Mortgage
Trust, Ser. 2006-C4, Cl. A3	5.92	3/15/49	225,000	[a]	179,114
Citigroup Commercial Mortgage
Trust, Ser. 2008-C7, Cl. A4	6.30	12/10/49	1,100,000	[a]	893,257
Citigroup/Deutsche Bank Commercial
Mortgage Trust, Ser. 2005-CD1,
Cl. A4	5.40	7/15/44	1,900,000	[a]	1,661,151
Citigroup/Deutsche Bank Commercial
Mortgage Trust, Ser. 2006-CD2,
Cl. A4	5.54	1/15/46	85,000	[a]	72,484
Commercial Mortgage Pass-Through
Certificates, Ser. 2005-LP5, Cl. A2	4.63	5/10/43	1,440,795		1,426,806
Credit Suisse Mortgage Capital
Certificates, Ser. 2006-C3, Cl. A3	6.02	6/15/38	1,500,000	[a]	1,134,469
CS First Boston Mortgage
Securities, Ser. 2004-C3, Cl. A5	5.11	7/15/36	1,245,000	[a]	1,110,155
CS First Boston Mortgage
Securities, Ser. 2002-CKP1,
Cl. A3	6.44	12/15/35	675,000		685,112
CS First Boston Mortgage
Securities, Ser. 2001-CK3, Cl. A4	6.53	6/15/34	375,000		380,494
CS First Boston Mortgage
Securities, Ser. 1999-C1, Cl. A2	7.29	9/15/41	423,443		425,626
CS First Boston Mortgage
Securities, Ser. 2000-C1, Cl. A2	7.55	4/15/62	236,691		239,575
CWCapital Cobalt,
Ser. 2007-C3, Cl. A4	6.02	5/15/46	1,000,000	[a]	665,715
DLJ Commercial Mortgage,
Ser. 2000-CKP1, Cl. A1B	7.18	11/10/33	413,435		421,872
GE Capital Commercial Mortgage,
Ser. 2002-1A, Cl. A3	6.27	12/10/35	1,250,000		1,258,227
GMAC Commercial Mortgage
Securities, Ser. 2003-C1, Cl. B	4.19	5/10/36	4,700,000		3,691,404
Greenwich Capital Commercial
Funding, Ser. 2005-GG5, Cl. A5	5.22	4/10/37	1,000,000	[a]	862,176
GS Mortgage Securities II,
Ser. 2005-GG4, Cl. A3	4.61	7/10/39	775,000		637,674
GS Mortgage Securities II,
Ser. 2007-GG10, Cl. A4	5.99	8/10/45	1,000,000	[a,b]	758,151

The Fund 13

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Commercial Mortgage
Pass-Through Ctfs. (continued)
J.P. Morgan Chase Commercial
Mortgage Securities,
Ser. 2004-CB8, Cl. A4	4.40	1/12/39	1,000,000		853,343
J.P. Morgan Chase Commercial
Mortgage Securities,
Ser. 2005-LDP3, Cl. A4A	4.94	8/15/42	600,000	[a]	522,513
J.P. Morgan Chase Commercial
Mortgage Securities,
Ser. 2004-LN2, Cl. A2	5.12	7/15/41	150,000		133,150
J.P. Morgan Chase Commercial
Mortgage Securities,
Ser. 2007-LDPX, Cl. A3	5.42	1/15/49	1,200,000		913,664
J.P. Morgan Chase Commercial
Mortgage Securities,
Ser. 2007-CB18, Cl. A4	5.44	6/12/47	350,000		266,402
J.P. Morgan Chase Commercial
Mortgage Securities,
Ser. 2006-LDP8, Cl. A3B	5.45	5/15/45	225,000		186,285
J.P. Morgan Chase Commercial
Mortgage Securities,
Ser. 2006-CB14, Cl. A4	5.48	12/12/44	500,000	[a]	417,474
J.P. Morgan Chase Commercial
Mortgage Securities,
Ser. 2007-CB20, Cl. A4	5.79	2/12/51	1,000,000	[a]	741,262
J.P. Morgan Chase Commercial
Mortgage Securities,
Ser. 2007-LD11, Cl. A4	6.01	6/15/49	1,855,000	[a]	1,462,878
LB Commercial Conduit Mortgage
Trust, Ser. 1999-C2, Cl. A2	7.33	10/15/32	134,278		134,770
LB-UBS Commercial Mortgage Trust,
Ser. 2003-C3, Cl. A4	4.17	5/15/32	475,000		427,675
LB-UBS Commercial Mortgage Trust,
Ser. 2004-C7, Cl. A6	4.79	10/15/29	700,000	[a]	592,407
LB-UBS Commercial Mortgage Trust,
Ser. 2005-C3, Cl. AJ	4.84	7/15/40	500,000		251,838
LB-UBS Commercial Mortgage Trust,
Ser. 2004-C6, Cl. A6	5.02	8/15/29	275,000	[a]	234,884
LB-UBS Commercial Mortgage Trust,
Ser. 2007-C2, Cl. A3	5.43	2/15/40	1,200,000		866,709

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Commercial Mortgage
Pass-Through Ctfs. (continued)
LB-UBS Commercial
Mortgage Trust,
Ser. 2000-C3, Cl. A2	7.95	5/15/25	987,542	[a]	999,902
Merrill Lynch Mortgage Trust,
Ser. 2003-KEY1, Cl. A4	5.24	11/12/35	500,000	[a]	450,009
Merrill Lynch Mortgage Trust,
Ser. 2005-CKI1, Cl. A6	5.41	11/12/37	375,000	[a]	332,941
Merrill Lynch Mortgage Trust,
Ser. 2007-C1, Cl. A4	6.02	6/12/50	1,000,000	[a]	711,678
Merrill Lynch/Countrywide
Commercial Mortgage,
Ser. 2007-7, Cl. A4	5.81	6/12/50	1,200,000	[a]	836,434
Morgan Stanley Capital I,
Ser. 2004-T13, Cl. A4	4.66	9/13/45	1,000,000		889,164
Morgan Stanley Capital I,
Ser. 2004-T15, Cl. A4	5.27	6/13/41	3,160,000	[a]	2,855,679
Morgan Stanley Capital I,
Ser. 2007-IQ14, Cl. A4	5.69	4/15/49	1,300,000	[a]	890,515
Morgan Stanley Capital I,
Ser. 2006-HQ9, Cl. A4	5.73	7/12/44	500,000	[a]	418,762
Morgan Stanley Dean Witter Capital
I, Ser. 2003-HQ2, Cl. A2	4.92	3/12/35	500,000		474,440
Morgan Stanley Dean Witter Capital
I, Ser. 2001-TOP1, Cl. A4	6.66	2/15/33	111,254		112,938
Wachovia Bank Commercial Mortgage
Trust, Ser. 2005-C20, Cl. A7	5.12	7/15/42	800,000	[a]	702,875
Wachovia Bank Commercial Mortgage
Trust, Ser. 2004-C11, Cl. A5	5.22	1/15/41	800,000	[a]	706,865
Wachovia Bank Commercial Mortgage
Trust, Ser. 2006-C28, Cl. A3	5.68	10/15/48	150,000		118,901
Wachovia Bank Commercial Mortgage
Trust, Ser. 2006-C27, Cl. A3	5.77	7/15/45	1,150,000	[a]	933,409
					43,093,799
Consumer Products—.3%
Avon Products,
Sr. Unscd. Notes	4.20	7/15/18	250,000		216,210
Procter & Gamble,
Sr. Unscd. Notes	4.95	8/15/14	2,625,000		2,818,589

The Fund 15

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Consumer Products (continued)
Procter & Gamble,
Sr. Unscd. Notes	5.55	3/5/37	300,000		298,921
Procter & Gamble,
Sr. Unscd. Notes	6.88	9/15/09	750,000		767,339
					4,101,059
Diversified Financial Services—4.2%
AEP Texas Central Transition
Funding, Sr. Scd. Bonds, Ser. A-4	5.17	1/1/18	250,000		259,188
AEP Texas Central Transition
Funding, Sr. Scd. Bonds, Ser. A-5	5.31	7/1/20	45,000		46,167
American Express,
Sr. Unscd. Notes	6.15	8/28/17	700,000		625,856
American Express,
Sr. Unscd. Notes	7.00	3/19/18	1,000,000		949,988
American General Finance,
Sr. Unscd. Notes	6.90	12/15/17	900,000		363,142
BA Master Credit Card Trust,
Asset Backed Notes, Ser. 99-J	7.00	2/15/12	875,000		892,009
Bear Stearns,
Sr. Unscd. Notes	5.30	10/30/15	100,000		92,756
Bear Stearns,
Sub. Notes	5.55	1/22/17	500,000		445,409
Bear Stearns,
Sr. Unscd. Notes	6.40	10/2/17	540,000		526,464
Bear Stearns,
Sr. Unscd. Notes	7.25	2/1/18	270,000		276,172
BP Capital Markets,
Gtd. Notes	5.25	11/7/13	2,500,000		2,698,145
Capital One Bank,
Sr. Unscd. Notes	5.13	2/15/14	200,000	[b]	168,105
Capital One Capital III,
Gtd. Cap. Secs.	7.69	8/15/36	200,000		84,908
Caterpillar Financial Services,
Sr. Unscd. Notes	6.13	2/17/14	2,600,000	[b]	2,654,865
Citigroup,
Sub. Notes	5.00	9/15/14	3,230,000		2,214,808
Citigroup,
Sr. Unscd. Notes	6.00	2/21/12	1,075,000		988,556
Citigroup,
Sr. Unscd. Notes	6.13	11/21/17	885,000		730,806

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Diversified Financial Services (continued)
Citigroup,
Sub. Notes	6.13	8/25/36	575,000		340,877
Citigroup,
Sr. Unscd. Debs.	6.63	1/15/28	100,000	[b]	82,608
Citigroup,
Sr. Unscd. Notes	6.88	3/5/38	700,000		597,593
Countrywide Home Loans,
Gtd. Notes, Ser. L	4.00	3/22/11	750,000		703,508
Countrywide Home Loans,
Gtd. Notes	4.13	9/15/09	200,000		198,398
Credit Suisse USA,
Gtd. Notes	5.38	3/2/16	200,000	[b]	197,920
Credit Suisse USA,
Gtd. Notes	5.50	8/15/13	1,000,000	[b]	1,013,174
Credit Suisse USA,
Gtd. Notes	6.50	1/15/12	1,300,000		1,363,095
General Electric Capital,
Gtd. Notes	2.20	6/8/12	3,000,000	[b]	3,021,024
General Electric Capital,
Sr. Unscd. Notes	5.00	1/8/16	375,000		331,617
General Electric Capital,
Sr. Unscd. Notes, Ser. A	5.45	1/15/13	650,000	[b]	655,855
General Electric Capital,
Sr. Unscd. Notes	5.63	9/15/17	1,000,000		879,905
General Electric Capital,
Sr. Unscd. Notes	5.63	5/1/18	1,335,000		1,166,674
General Electric Capital,
Sr. Unscd. Notes	5.88	1/14/38	500,000		346,047
General Electric Capital,
Sr. Unscd. Notes, Ser. A	6.75	3/15/32	1,445,000		1,128,948
General Electric Capital,
Sr. Unscd. Debs.	8.30	9/20/09	15,000		15,302
Goldman Sachs Capital I,
Gtd. Cap. Secs.	6.35	2/15/34	350,000	[b]	248,502
Goldman Sachs Group,
Sr. Unscd. Notes	4.75	7/15/13	2,800,000		2,718,041
Goldman Sachs Group,
Sr. Unscd. Notes	5.95	1/18/18	15,000		13,944
Goldman Sachs Group,
Sr. Unscd. Notes	6.13	2/15/33	475,000		415,025

The Fund 17

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Diversified Financial
Services (continued)
Goldman Sachs Group,
Sr. Unscd. Notes	6.15	4/1/18	680,000		642,469
Goldman Sachs Group,
Sr. Unscd. Notes	6.25	9/1/17	190,000		179,974
Goldman Sachs Group,
Sr. Unscd. Notes	6.60	1/15/12	2,725,000		2,857,416
Goldman Sachs Group,
Sub. Notes	6.75	10/1/37	630,000		481,496
Goldman Sachs Group,
Sr. Unscd. Notes	7.35	10/1/09	100,000		102,208
Goldman Sachs Group,
Sr. Unscd. Notes	7.50	2/15/19	1,000,000		1,027,895
Household Finance,
Sr. Unscd. Notes	4.75	7/15/13	700,000	[b]	641,705
Household Finance,
Sr. Unscd. Notes	8.00	7/15/10	630,000		641,527
HSBC Finance,
Sr. Unscd. Notes	5.50	1/19/16	2,625,000	[b]	2,208,538
International Lease Finance,
Sr. Unscd. Notes	4.75	1/13/12	250,000		165,266
International Lease Finance,
Sr. Unscd. Notes	5.00	4/15/10	1,200,000		1,075,900
International Lease Finance,
Sr. Unscd. Notes	5.65	6/1/14	350,000		204,464

J.P. Morgan Chase Capital XX,
Gtd. Notes, Ser. T	6.55	9/29/36	50,000	35,735

Jefferies Group,
Sr. Unscd. Debs.	6.25	1/15/36	200,000	102,471
Jefferies Group,
Sr. Unscd. Debs.	6.45	6/8/27	35,000	18,472
JP Morgan Chase XVII,
Gtd. Debs., Ser. Q	5.85	8/1/35	310,000	200,084
JPMorgan Chase & Co.,
Gtd. Notes	3.13	12/1/11	2,500,000 [b]	2,578,945
JPMorgan Chase & Co.,
Sub. Notes	5.13	9/15/14	2,525,000	2,341,092
JPMorgan Chase & Co.,
Sub. Notes	5.15	10/1/15	250,000	223,396
JPMorgan Chase & Co.,
Sr. Unscd. Notes	6.40	5/15/38	650,000	635,328

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Diversified Financial
Services (continued)
JPMorgan Chase & Co.,
Sub. Notes	6.75	2/1/11	1,000,000		1,037,495
Merrill Lynch & Co.,
Sr. Unscd. Notes	5.45	7/15/14	565,000		483,976
Merrill Lynch & Co.,
Sr. Unscd. Notes	6.05	8/15/12	1,235,000		1,136,751
Merrill Lynch & Co.,
Sub. Notes	6.05	5/16/16	575,000		422,191
Merrill Lynch & Co.,
Sr. Unscd. Notes	6.40	8/28/17	65,000		52,958
Merrill Lynch & Co.,
Notes	6.88	4/25/18	1,450,000		1,223,897
Merrill Lynch & Co.,
Sr. Unscd. Notes	6.88	11/15/18	150,000		124,859
Morgan Stanley,
Gtd. Notes	1.95	6/20/12	2,000,000	[b]	1,992,506
Morgan Stanley,
Sub. Notes	4.75	4/1/14	1,580,000		1,336,993
Morgan Stanley,
Sr. Unscd. Notes	5.45	1/9/17	1,100,000		984,830
Morgan Stanley,
Sr. Unscd. Notes	5.75	10/18/16	175,000		161,507
Morgan Stanley,
Sr. Unscd. Notes	6.63	4/1/18	1,100,000		1,048,545
Morgan Stanley,
Sr. Unscd. Notes	7.25	4/1/32	300,000		277,243
National Rural Utilities
Cooperative Finance, Coll.
Trust Notes	4.38	10/1/10	600,000		614,593
National Rural Utilities
Cooperative Finance, Coll.
Trust Bonds	5.45	2/1/18	1,100,000		1,059,279
SLM,
Sr. Unscd. Notes, Ser. A	5.00	10/1/13	100,000		65,077
SLM,
Sr. Unscd. Notes, Ser. A	5.00	4/15/15	450,000		279,001
Toyota Motor Credit,
Sr. Unscd. Notes	4.35	12/15/10	150,000	[b]	153,507
					58,274,990

The Fund 19

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Diversified Metals & Mining—.3%
Alcan,
Sr. Unscd. Debs.	7.25	3/15/31	350,000		278,613
Alcoa,
Sr. Unscd. Notes	5.72	2/23/19	612,000		434,153
Alcoa,
Sr. Unscd. Notes	6.00	1/15/12	250,000	[b]	240,721
BHP Finance USA,
Gtd. Notes	4.80	4/15/13	1,175,000		1,217,361
Freeport-McMoRan Cooper & Gold,
Sr. Unscd. Notes	8.38	4/1/17	895,000		878,344
Inco,
Unsub. Bonds	7.20	9/15/32	100,000		80,302
Noranda,
Notes	5.50	6/15/17	165,000		118,300
Rio Tinto Finance USA,
Gtd. Notes	6.50	7/15/18	120,000		108,283
Vale Overseas,
Gtd. Notes	6.25	1/23/17	510,000		499,010
Vale Overseas,
Gtd. Notes	6.88	11/21/36	900,000		737,529
					4,592,616
Electric Utilities—1.4%
Cincinnati Gas & Electric,
Sr. Unscd. Bonds	5.70	9/15/12	185,000	[b]	188,570
Cleveland Electric Illuminating,
Sr. Unscd. Notes	5.70	4/1/17	150,000		134,524
Consolidated Edison of New York,
Sr. Unscd. Debs., Ser. 05-A	5.30	3/1/35	175,000		147,394
Consolidated Edison of New York,
Sr. Unscd. Debs., Ser. 08-A	5.85	4/1/18	600,000	[b]	610,412
Consolidated Edison of New York,
Sr. Unscd. Debs., Ser. 06-B	6.20	6/15/36	200,000		191,719
Constellation Energy Group,
Sr. Unscd. Notes	7.00	4/1/12	225,000		226,348
Constellation Energy Group,
Sr. Unscd. Notes	7.60	4/1/32	250,000		211,467
Consumers Energy,
First Mortgage Bonds, Ser. P	5.50	8/15/16	200,000		197,637
Dominion Resources,
Sr. Unscd. Notes, Ser. C	5.15	7/15/15	2,075,000		2,016,062

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Electric Utilities (continued)
Dominion Resources,
Sr. Unscd. Notes, Ser. E	6.30	3/15/33	100,000		93,271
Duke Energy Carolinas,
First Mortgage Bonds	6.00	1/15/38	710,000		723,954
Duke Energy Carolinas,
Sr. Unscd. Notes	6.25	1/15/12	75,000		80,322
Exelon,
Sr. Unscd. Notes	4.90	6/15/15	2,500,000	[b]	2,208,325
FirstEnergy,
Sr. Unscd. Notes, Ser. B	6.45	11/15/11	135,000		137,191
FirstEnergy,
Sr. Unscd. Notes, Ser. C	7.38	11/15/31	460,000		393,148
Florida Power & Light,
First Mortgage Bonds	5.63	4/1/34	1,100,000	[b]	1,063,911
Florida Power & Light,
First Mortgage Debs.	5.65	2/1/35	25,000		24,249
Hydro-Quebec,
Gov’t Gtd. Debs., Ser. HH	8.50	12/1/29	200,000	[b]	269,495
Hydro-Quebec,
Gov’t Gtd. Debs., Ser. HK	9.38	4/15/30	20,000		29,154
MidAmerican Energy Holdings,
Sr. Unscd. Notes	5.88	10/1/12	950,000		982,710
MidAmerican Energy Holdings,
Sr. Unscd. Bonds	6.13	4/1/36	550,000		478,505
NiSource Finance,
Gtd. Notes	5.40	7/15/14	150,000		129,913
Northern States Power,
First Mortgage Bonds	6.25	6/1/36	750,000		777,259
Ohio Power,
Sr. Unscd. Notes, Ser. F	5.50	2/15/13	1,500,000		1,506,657
Oncor Electric Delivery,
Sr. Scd. Debs.	7.00	9/1/22	170,000		161,836
Oncor Electric Delivery,
Sr. Scd. Notes	7.00	5/1/32	250,000		230,592
Pacific Gas & Electric,
First Mortgage Bonds	4.80	3/1/14	100,000		102,959
Pacific Gas & Electric,
Sr. Unscd. Bonds	6.05	3/1/34	465,000		468,114
Pacificorp,
First Mortgage Bonds	5.75	4/1/37	335,000		322,518

The Fund 21

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Electric Utilities (continued)
PPL Electric Utilities,
Sr. Scd. Bonds	6.25	8/15/09	300,000	[b]	302,103
Progress Energy,
Sr. Unscd. Notes	7.10	3/1/11	500,000		527,845
Progress Energy,
Sr. Unscd. Notes	7.75	3/1/31	480,000		507,283
Public Service Company of
Colorado, First Mortgage
Bonds, Ser. 10	7.88	10/1/12	350,000		388,453
Public Service Electric & Gas,
Scd. Notes, Ser. D	5.25	7/1/35	230,000		199,822
South Carolina Electric & Gas,
First Mortgage Bonds	6.63	2/1/32	200,000	[b]	212,110
Southern California Edison,
First Mortgage Bonds, Ser. 08-A	5.95	2/1/38	70,000		69,734
Southern California Edison,
Sr. Unscd. Notes	6.65	4/1/29	450,000	[b]	458,604
Southern California Gas,
First Mortgage Bonds, Ser. HH	5.45	4/15/18	100,000		102,493
Southern Power,
Sr. Unscd. Notes, Ser. D	4.88	7/15/15	2,000,000		1,875,098
SouthWestern Electric Power,
Sr. Unscd. Notes, Ser. F	5.88	3/1/18	150,000		139,490
Virginia Electric & Power,
Sr. Unscd. Notes, Ser. A	5.40	1/15/16	500,000		511,249
					19,402,500
Food & Beverages—.9%
Anheuser-Busch Cos.,
Sr. Unscd. Bonds	5.00	1/15/15	1,000,000	[b]	951,948
Anheuser-Busch Cos.,
Sr. Unscd. Notes	5.50	1/15/18	145,000	[b]	137,356
Bottling Group,
Gtd. Notes	4.63	11/15/12	350,000		363,433
Coca-Cola Enterprises,
Sr. Unscd. Debs.	6.70	10/15/36	250,000		255,541
Coca-Cola Enterprises,
Sr. Unscd. Debs.	6.95	11/15/26	175,000		183,631
Coca-Cola Enterprises,
Sr. Unscd. Debs.	8.50	2/1/22	100,000		124,323

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Food & Beverages (continued)
ConAgra Foods,
Sr. Unscd. Notes	7.00	10/1/28	350,000		340,042
Diageo Capital,
Gtd. Notes	5.75	10/23/17	720,000		732,316
Diageo Finance,
Gtd. Notes	5.30	10/28/15	125,000		126,072
General Mills,
Sr. Unscd. Notes	5.70	2/15/17	1,300,000		1,336,685
General Mills,
Sr. Unscd. Notes	6.00	2/15/12	125,000		131,941
H.J. Heinz,
Sr. Unscd. Debs.	6.38	7/15/28	100,000		88,868
Hershey,
Sr. Unscd. Notes	5.30	9/1/11	750,000		791,710
Hershey,
Sr. Unscd. Debs.	8.80	2/15/21	30,000		36,040
Kellogg,
Sr. Unscd. Debs., Ser. B	7.45	4/1/31	340,000		384,986
Kraft Foods,
Sr. Unscd. Notes	6.13	2/1/18	775,000		788,010
Kraft Foods,
Sr. Unscd. Notes	6.25	6/1/12	225,000	[b]	239,166
Kroger,
Gtd. Notes	7.25	6/1/09	550,000		551,608
Kroger,
Gtd. Notes	7.50	4/1/31	800,000	[b]	875,335
Nabisco,
Sr. Unscd. Debs.	7.55	6/15/15	640,000		698,435
Pepsi Bottling Group,
Gtd. Notes, Ser. B	7.00	3/1/29	800,000		874,770
Pepsico,
Sr. Unscd. Notes	7.90	11/1/18	1,000,000		1,208,969
Safeway,
Sr. Unscd. Notes	4.95	8/16/10	125,000		128,106
Safeway,
Sr. Unscd. Notes	5.80	8/15/12	210,000		217,853
Sara Lee,
Sr. Unscd. Notes	6.25	9/15/11	300,000	[b]	314,144

The Fund 23

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Food & Beverages (continued)
SYSCO,
Sr. Unscd. Notes	5.38	9/21/35	350,000		293,867
					12,175,155
Foreign/Governmental—2.2%
Asian Development Bank,
Sr. Unsub. Notes	4.50	9/4/12	1,750,000		1,856,003
Brazilian Government
International, Bonds	8.25	1/20/34	1,000,000		1,142,500
European Investment Bank,
Sr. Unscd. Notes	3.25	2/15/11	2,000,000	[b]	2,070,444
European Investment Bank,
Sr. Unscd. Bonds	3.25	5/15/13	2,600,000		2,637,708
European Investment Bank,
Sr. Unscd. Notes	4.63	5/15/14	500,000		530,076
European Investment Bank,
Sr. Unscd. Bonds	4.63	10/20/15	350,000		369,141
European Investment Bank,
Sr. Unscd. Bonds	4.88	1/17/17	850,000		884,015
European Investment Bank,
Sr. Unscd. Bonds	5.13	5/30/17	250,000		265,699
Federal Republic of Brazil,
Sr. Unscd. Bonds	6.00	1/17/17	2,270,000		2,314,265
Federal Republic of Brazil,
Unscd. Bonds	10.13	5/15/27	500,000	[b]	657,500
Inter-American Development Bank,
Notes	4.25	9/10/18	540,000	[b]	546,697
Inter-American Development Bank,
Sr. Unscd. Notes	4.38	9/20/12	1,530,000		1,627,822
Inter-American Development Bank,
Sr. Unscd. Notes	5.13	9/13/16	150,000		160,685
International Bank for
Reconstruction & Development,
Notes	5.00	4/1/16	700,000		756,949
International Bank for
Reconstruction & Development,
Unsub. Bonds	7.63	1/19/23	700,000		916,091
Malaysia Government,
Sr. Unscd. Notes	8.75	6/1/09	330,000		331,444
Province of British Columbia
Canada, Bonds, Ser. USD-2	6.50	1/15/26	25,000		29,281

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Foreign/Governmental (continued)
Province of Manitoba Canada,
Debs., Ser. CB	8.80	1/15/20	10,000		13,825
Province of Manitoba Canada,
Debs.	8.88	9/15/21	450,000		643,122
Province of Ontario Canada,
Sr. Unscd. Bonds	3.63	10/21/09	1,200,000		1,214,221
Province of Ontario Canada,
Sr. Unscd. Notes	4.95	11/28/16	1,000,000	[b]	1,019,938
Province of Quebec Canada,
Unscd. Notes	4.60	5/26/15	700,000		707,394
Province of Quebec Canada,
Bonds	5.13	11/14/16	125,000		127,270
Province of Quebec Canada,
Debs., Ser. NJ	7.50	7/15/23	200,000		235,185
Province of Quebec Canada,
Unscd. Debs., Ser. PD	7.50	9/15/29	250,000		297,785
Province of Saskatchewan Canada,
Debs.	7.38	7/15/13	500,000		582,022
Republic of Chile,
Sr. Unscd. Bonds	5.50	1/15/13	625,000		666,187
Republic of Finland,
Bonds	6.95	2/15/26	25,000		31,587
Republic of Hungary,
Unsub. Notes	4.75	2/3/15	125,000		108,487
Republic of Italy,
Sr. Unscd. Notes	4.50	1/21/15	50,000		50,501
Republic of Italy,
Sr. Unscd. Notes	5.25	9/20/16	155,000		157,318
Republic of Italy,
Sr. Unscd. Notes	5.38	6/15/33	550,000		507,956
Republic of Italy,
Sr. Unscd. Notes	6.00	2/22/11	1,725,000		1,822,787
Republic of Italy,
Sr. Unscd. Notes	6.88	9/27/23	610,000		671,667
Republic of Korea,
Unscd. Notes	4.88	9/22/14	200,000	[b]	197,055
Republic of Peru,
Sr. Unscd. Bonds	6.55	3/14/37	540,000		525,042
Republic of Poland,
Sr. Unscd. Notes	5.25	1/15/14	250,000		251,384

The Fund 25

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Foreign/Governmental (continued)
Republic of South Africa,
Sr. Unscd. Notes	6.50	6/2/14	170,000	[b]	178,075
United Mexican States,
Sr. Unscd. Notes	5.63	1/15/17	791,000	[b]	793,768
United Mexican States,
Sr. Unscd. Notes, Ser. A	6.75	9/27/34	1,340,000		1,307,840
United Mexican States,
Notes	9.88	2/1/10	1,525,000	[b]	1,628,700
					30,835,436
Health Care—1.0%
Abbott Laboratories,
Sr. Unscd. Notes	5.13	4/1/19	1,500,000		1,538,487
Abbott Laboratories,
Sr. Unscd. Notes	5.88	5/15/16	170,000	[b]	182,549
Aetna,
Sr. Unscd. Notes	6.63	6/15/36	300,000		259,888
Amgen,
Sr. Unscd. Notes	5.85	6/1/17	400,000		414,411
Amgen,
Sr. Unscd. Notes	6.40	2/1/39	570,000		575,605
Astrazeneca,
Sr. Unscd. Notes	6.45	9/15/37	520,000		561,600
Bristol-Myers Squibb,
Sr. Unscd. Notes	5.88	11/15/36	425,000		416,474
Covidien International Finance,
Gtd. Notes	6.00	10/15/17	590,000		605,724
Eli Lilly & Co.,
Sr. Unscd. Notes	7.13	6/1/25	200,000		219,216
GlaxoSmithKline Capital,
Gtd. Notes	4.38	4/15/14	500,000		510,238
GlaxoSmithKline Capital,
Gtd. Notes	5.65	5/15/18	740,000		769,412
Johnson & Johnson,
Unscd. Debs.	4.95	5/15/33	170,000		159,225
Johnson & Johnson,
Unscd. Notes	5.95	8/15/37	470,000		505,426
Merck & Co.,
Sr. Unscd. Debs.	6.40	3/1/28	150,000		150,444
PFIZER,
Sr. Unscd. Notes	6.20	3/15/19	2,400,000		2,584,176

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Health Care (continued)
Quest Diagnostic,
Gtd. Notes	6.95	7/1/37	50,000		44,531
Quest Diagnostics,
Gtd. Notes	5.45	11/1/15	500,000		466,863
Schering-Plough,
Sr. Unscd. Notes	5.55	12/1/13	1,000,000	[a]	1,061,318
Schering-Plough,
Sr. Unscd. Bonds	6.75	12/1/33	80,000	[a]	80,214
Teva Pharmaceutical Finance,
Gtd. Notes	6.15	2/1/36	85,000		81,897
UnitedHealth Group,
Sr. Unscd. Notes	5.00	8/15/14	300,000		286,781
UnitedHealth Group,
Sr. Unscd. Notes	6.88	2/15/38	810,000		705,851
WellPoint,
Sr. Unscd. Bonds	5.25	1/15/16	375,000		343,563
WellPoint,
Sr. Unscd. Notes	6.80	8/1/12	300,000		309,010
Wellpoint,
Sr. Unscd. Notes	5.88	6/15/17	65,000		61,119
Wyeth,
Sr. Unscd. Notes	5.50	2/1/14	150,000		161,190
Wyeth,
Sr. Unscd. Notes	5.95	4/1/37	200,000		192,748
Wyeth,
Sr. Unscd. Notes	6.50	2/1/34	200,000		203,066
					13,451,026
Industrial—.1%
Continental Airlines,
Pass-Through Certificates,
Ser. 974A	6.90	1/2/18	186,820		152,259
USA Waste Services,
Sr. Unscd. Notes	7.00	7/15/28	150,000		128,545
Waste Management,
Gtd. Notes	6.38	3/11/15	1,600,000		1,604,171
					1,884,975
Machinery—.1%
Caterpillar,
Sr. Unscd. Debs.	6.05	8/15/36	375,000		318,849

The Fund 27

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Machinery (continued)
Caterpillar,
Sr. Unscd. Debs.	7.30	5/1/31	125,000		122,654
Deere & Co.,
Sr. Unscd. Notes	6.95	4/25/14	775,000	[b]	856,381
					1,297,884
Manufacturing—.3%
3M,
Sr. Unscd. Notes	5.70	3/15/37	750,000		721,253
General Electric,
Sr. Unscd. Notes	5.00	2/1/13	500,000		513,642
General Electric,
Sr. Unscd. Notes	5.25	12/6/17	1,000,000		947,902
Honeywell International,
Sr. Unscd. Notes	4.25	3/1/13	1,300,000	[b]	1,350,877
Honeywell International,
Sr. Unscd. Notes	6.13	11/1/11	175,000		190,451
Tyco International Finance,
Gtd. Notes	6.88	1/15/21	235,000		205,134
					3,929,259
Media—.8%
AOL Time Warner,
Gtd. Notes	7.63	4/15/31	1,100,000		997,153
At & T Broadband,
Gtd. Notes	8.38	3/15/13	4,000,000		4,414,312
AT & T Broadband,
Gtd. Notes	9.46	11/15/22	304,000		353,990
CBS,
Gtd. Debs.	7.88	7/30/30	80,000		56,466
Comcast Cable Communications,
Sr. Unscd. Notes	6.75	1/30/11	600,000		632,010
Comcast Cable Communications,
Sr. Unscd. Notes	7.13	6/15/13	300,000	[b]	319,214
Comcast,
Gtd. Notes	6.45	3/15/37	200,000		185,953
Comcast,
Gtd. Notes	6.95	8/15/37	365,000		361,514
COX Communications,
Sr. Unscd. Bonds	5.50	10/1/15	450,000		412,485

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Media (continued)
COX Communications,
Unscd. Notes	7.13	10/1/12	275,000		278,187
News America Holdings,
Gtd. Debs.	7.75	12/1/45	100,000		78,763
News America Holdings,
Gtd. Debs.	8.25	8/10/18	150,000		140,501
News America,
Gtd. Notes	6.20	12/15/34	250,000		188,921
News America,
Gtd. Notes	6.65	11/15/37	360,000		286,537
Thomson Reuters,
Gtd. Notes	6.50	7/15/18	800,000	[b]	767,934
Time Warner Cable,
Gtd. Debs.	6.55	5/1/37	350,000		323,668
Time Warner Cable,
Gtd. Debs.	7.30	7/1/38	495,000		496,300
Time Warner,
Gtd. Debs.	6.50	11/15/36	200,000		165,360
Time Warner,
Gtd. Notes	6.88	5/1/12	250,000		263,102
Time Warner,
Gtd. Debs.	6.95	1/15/28	325,000		280,156
Viacom,
Gtd. Notes	5.50	5/15/33	250,000	[b]	156,127
Viacom,
Sr. Unscd. Notes	6.88	4/30/36	235,000		192,155
Walt Disney,
Sr. Unscd. Notes, Ser. B	6.38	3/1/12	100,000		107,816
Walt Disney,
Sr. Unscd. Notes, Ser. B	7.00	3/1/32	150,000	[b]	166,035
Walt Disney,
Sr. Unscd. Debs.	7.55	7/15/93	100,000		97,431
					11,722,090
Oil & Gas—1.4%
Amerada Hess,
Sr. Unscd. Bonds	7.88	10/1/29	175,000		166,489
Anadarko Finance,
Gtd. Notes, Ser. B	6.75	5/1/11	300,000		309,272

The Fund 29

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Oil & Gas (continued)
Anadarko Petroleum,
Sr. Unscd. Notes	5.95	9/15/16	350,000	317,119
Anadarko Petroleum,
Sr. Unscd. Notes	6.45	9/15/36	150,000	114,027
Apache,
Sr. Unscd. Notes	6.00	1/15/37	380,000	371,188
Canadian National Resources,
Sr. Unscd. Notes	6.25	3/15/38	1,180,000	962,342
Canadian Natural Resources,
Sr. Unscd. Notes	4.90	12/1/14	350,000	330,141
Conoco,
Sr. Unscd. Notes	6.95	4/15/29	125,000	129,173
ConocoPhillips,
Gtd. Notes	5.90	10/15/32	500,000	462,713
ConocoPhillips,
Gtd. Notes	6.50	2/1/39	1,000,000	994,012
ConocoPhillips,
Sr. Unscd. Notes	8.75	5/25/10	200,000	214,601
Devon Financing,
Gtd. Debs.	7.88	9/30/31	275,000	299,516
EnCana,
Sr. Unscd. Bonds	7.20	11/1/31	625,000	586,958
Energy Transfer Partners,
Sr. Unscd. Bonds	7.50	7/1/38	1,055,000	939,098
Enterprise Products Operating,
Gtd. Notes, Ser. B	5.60	10/15/14	995,000	924,744
Enterprise Products Operating,
Gtd. Bonds	6.30	9/15/17	75,000	69,497
Exxon Mobil,
Sr. Unscd. Bonds	8.63	8/15/21	15,000	19,408
Kerr-McGee,
Gtd. Notes	6.95	7/1/24	600,000	479,702
Kinder Morgan Energy Partners,
Sr. Unscd. Notes	6.95	1/15/38	1,075,000	937,303
Kinder Morgan Energy Partners,
Sr. Unscd. Notes	7.40	3/15/31	350,000	309,014
Marathon Oil,
Sr. Unscd. Notes	6.60	10/1/37	350,000	294,465

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Oil & Gas (continued)
Nabors Industries,
Gtd. Notes	9.25	1/15/19	1,250,000	[c]	1,181,615
Nexen,
Sr. Unscd. Notes	5.20	3/10/15	150,000		128,788
Nexen,
Sr. Unscd. Notes	5.88	3/10/35	125,000		86,719
ONEOK Partners,
Gtd. Notes	6.15	10/1/16	545,000		492,268
ONEOK Partners,
Gtd. Notes	6.85	10/15/37	60,000		45,253
ONEOK,
Sr. Unscd. Notes	5.20	6/15/15	200,000		181,416
Pemex Project Funding Master
Trust, Gtd. Bonds	6.63	6/15/35	60,000		48,817
Pemex Project Funding Master
Trust, Gtd. Notes	7.38	12/15/14	400,000	[b]	416,926
Petrobras International Finance,
Gtd. Notes	5.88	3/1/18	625,000		593,967
Petro-Canada,
Sr. Unscd. Notes	4.00	7/15/13	450,000		402,130
Plains All America Pipeline,
Gtd. Notes	6.13	1/15/17	525,000		459,112
Sempra Energy,
Sr. Unscd. Notes	7.95	3/1/10	500,000		514,746
Shell International Finance,
Gtd. Notes	5.63	6/27/11	500,000		536,754
Shell International Finance,
Gtd. Notes	6.38	12/15/38	500,000		533,971
Spectra Energy Capital,
Sr. Unscd. Notes	8.00	10/1/19	225,000		223,171
Suncor Energy,
Sr. Unscd. Notes	6.50	6/15/38	950,000		785,633
Talisman Energy,
Sr. Unscd. Notes	6.25	2/1/38	200,000		141,771
Tennessee Gas Pipeline,
Sr. Unscd. Debs.	7.00	10/15/28	390,000	[b]	339,979
Tennessee Gas Pipeline,
Sr. Unscd Debs.	7.63	4/1/37	70,000		64,172

The Fund 31

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Oil & Gas (continued)
Texas Eastern Transmission,
Sr. Unscd. Notes	7.30	12/1/10	140,000	145,954
Trans-Canada Pipelines,
Sr. Unscd. Notes	5.85	3/15/36	200,000	172,794
Trans-Canada Pipelines,
Sr. Unscd. Notes	6.20	10/15/37	75,000	70,105
Trans-Canada Pipelines,
Sr. Unscd. Notes	7.63	1/15/39	660,000	724,735
Transocean,
Sr. Unscd. Notes	7.50	4/15/31	875,000	806,815
Valero Energy,
Sr. Unscd. Notes	6.63	6/15/37	115,000	91,303
Valero Energy,
Sr. Unscd. Notes	7.50	4/15/32	170,000	140,140
XTO Energy,
Sr. Unscd. Notes	4.90	2/1/14	800,000	791,126
				19,350,962
Paper & Forest Products—.0%
International Paper,
Sr. Unscd. Notes	6.75	9/1/11	200,000 [b]	190,173
Weyerhaeuser,
Sr. Unscd. Debs.	7.38	3/15/32	400,000	304,954
				495,127
Property & Casualty Insurance—.6%
Aegon,
Sr. Unscd. Notes	4.75	6/1/13	375,000	327,920
Aetna,
Gtd. Debs.	7.63	8/15/26	50,000	45,402
Allstate,
Sr. Unscd. Notes	5.00	8/15/14	125,000	117,991
Allstate,
Sr. Unscd. Notes	5.55	5/9/35	175,000	115,771
Allstate,
Sr. Unscd. Debs.	6.75	5/15/18	350,000	320,317
American International Group,
Sr. Unscd. Notes	5.60	10/18/16	600,000	208,880
American International Group,
Sr. Unscd. Notes	5.85	1/16/18	1,000,000	337,859
AON Capital Trust A,
Gtd. Cap. Secs.	8.21	1/1/27	70,000	52,473

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Property & Casualty
Insurance (continued)
AXA,
Sub. Bonds	8.60	12/15/30	165,000		124,715
Berkshire Hathaway Finance,
Gtd. Notes	4.85	1/15/15	1,850,000		1,911,189
CNA Financial,
Sr. Unscd. Notes	6.50	8/15/16	100,000		75,370
GE Global
Insurance Holdings,
Sr. Unscd. Notes	7.00	2/15/26	150,000		117,552
Hartford Financial
Services Group,
Sr. Unscd. Notes	6.30	3/15/18	580,000		400,415
Marsh & McLennan Cos.,
Sr. Unscd. Bonds	5.88	8/1/33	275,000	[b]	185,343
MetLife,
Sr. Unscd. Notes	5.00	11/24/13	225,000		214,849
MetLife,
Sr. Unscd. Notes	6.13	12/1/11	260,000		257,792
MetLife,
Sr. Unscd. Notes	6.38	6/15/34	1,400,000		1,078,001
Nationwide Financial Services,
Sr. Unscd. Notes	6.25	11/15/11	350,000		328,403
Principal Financial Group,
Gtd. Notes	6.05	10/15/36	225,000		130,368
Progressive,
Sr. Unscd. Notes	6.63	3/1/29	100,000		82,174
Prudential Financial,
Sr. Unscd. Notes, Ser. B	4.75	4/1/14	350,000	[b]	258,415
Prudential Financial,
Sr. Unscd. Notes, Ser. B	5.10	9/20/14	250,000		198,095
St. Paul Travelers Cos.,
Sr. Unscd. Notes	5.50	12/1/15	960,000		922,224
Torchmark,
Sr. Unscd. Debs.	8.25	8/15/09	150,000		149,888
Travelers Property & Casualty,
Gtd. Notes	5.00	3/15/13	250,000		252,133
Willis North America,
Gtd. Notes	6.20	3/28/17	335,000		243,269
					8,456,808

The Fund 33

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Real Estate Investment Trusts—.2%
Boston Properties,
Sr. Unscd. Notes	5.00	6/1/15	500,000	392,587
Brandywine Operating Partnership,
Gtd. Notes	5.75	4/1/12	130,000	98,947
ERP Operating,
Sr. Unscd. Notes	5.20	4/1/13	600,000	539,820
ERP Operating,
Sr. Unscd. Notes	5.38	8/1/16	95,000 [b]	78,753
Realty Income,
Sr. Unscd. Notes	5.95	9/15/16	100,000	74,850
Regency Centers,
Gtd. Notes	5.88	6/15/17	200,000	135,803
Simon Property Group,
Sr. Unscd. Notes	5.25	12/1/16	1,400,000	1,130,275
Simon Property Group,
Sr. Unscd. Notes	6.35	8/28/12	400,000	376,727
				2,827,762
Retail—.6%
Costco Wholesale,
Sr. Unscd. Notes	5.50	3/15/17	500,000	522,883
CVS Caremark,
Sr. Unscd. Notes	5.75	6/1/17	100,000	100,668
CVS Caremark,
Sr. Unscd. Notes	6.25	6/1/27	500,000	472,844
Home Depot,
Sr. Unscd. Notes	3.75	9/15/09	1,000,000	1,001,430
Home Depot,
Sr. Unscd. Notes	5.40	3/1/16	650,000	625,220
J.C. Penney,
Sr. Unscd. Notes	8.00	3/1/10	350,000	352,013
McDonald’s,
Sr. Unscd. Notes	5.35	3/1/18	1,050,000	1,087,625
Starbucks,
Sr. Unscd. Bonds	6.25	8/15/17	750,000	693,065
Target,
Sr. Unscd. Notes	5.38	5/1/17	400,000	386,896
Target,
Sr. Unscd. Notes	5.88	3/1/12	100,000	106,249
Target,
Sr. Unscd. Debs.	7.00	7/15/31	125,000	114,272

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Retail (continued)
Target,
Sr. Unscd. Notes	7.00	1/15/38	380,000		360,017
Wal-Mart Stores,
Sr. Unscd. Notes	4.13	2/15/11	75,000		78,198
Wal-Mart Stores,
Sr. Unscd. Notes	5.25	9/1/35	600,000		551,522
Wal-Mart Stores,
Sr. Unscd. Notes	6.50	8/15/37	870,000		925,684
Xerox,
Sr. Unscd. Notes	6.75	2/1/17	750,000		623,386
					8,001,972
State/Territory Gen Oblg—.2%
State of California Build
America Taxable
Various Purpose, Bonds	7.55	4/1/39	1,600,000		1,675,568
State of Illinois Taxable Pension
Funding, Bonds	5.10	6/1/33	655,000		540,630
					2,216,198
Technology—.3%
Electronic Data Systems,
Sr. Unscd. Notes, Ser. B	6.00	8/1/13	125,000	[a]	133,820
Hewlett Packard,
Sr. Unscd. Notes	5.50	3/1/18	560,000		588,089
International Business Machines,
Sr. Unscd. Notes	4.38	6/1/09	100,000	[b]	100,153
International Business Machines,
Sr. Unscd. Notes	5.70	9/14/17	600,000		636,992
International Business Machines,
Sr. Unscd. Debs.	7.00	10/30/25	225,000		244,272
International Business Machines,
Sr. Unscd. Debs., Ser. A	7.50	6/15/13	75,000	[b]	85,880
International Business Machines,
Sr. Unscd. Notes	8.00	10/15/38	550,000		681,875
International Business Machines,
Sr. Unscd. Notes	8.38	11/1/19	300,000		371,716
Oracle,
Sr. Unscd. Notes	5.00	1/15/11	1,000,000		1,054,138
Oracle,
Sr. Unscd. Notes	5.75	4/15/18	150,000		159,195

The Fund 35

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Technology (continued)
Oracle,
Sr. Unscd. Notes	6.50	4/15/38	500,000		511,528
					4,567,658
Telecommunications—1.6%
America Movil,
Gtd. Notes	6.38	3/1/35	100,000		81,185
AT & T Wireless,
Sr. Unscd. Notes	7.88	3/1/11	1,225,000		1,328,913
AT & T Wireless,
Gtd. Notes	8.13	5/1/12	250,000		276,434
AT & T Wireless,
Sr. Unscd. Notes	8.75	3/1/31	720,000		826,296
AT&T,
Sr. Unscd. Notes	6.30	1/15/38	1,500,000		1,392,039
AT&T,
Sr. Unscd. Notes	6.55	2/15/39	1,000,000		964,787
AT&T,
Gtd. Notes	8.00	11/15/31	470,000	[a]	532,940
BellSouth Telecommunications,
Sr. Unscd. Debs.	6.38	6/1/28	550,000		504,517
BellSouth,
Sr. Unscd. Bonds	6.55	6/15/34	100,000		91,659
British Telecommunications,
Sr. Unscd. Notes	5.95	1/15/18	580,000		484,356
British Telecommunications,
Sr. Unscd. Notes	9.13	12/15/30	175,000	[a]	168,618
Cisco Systems,
Sr. Unscd. Notes	5.50	2/22/16	500,000		529,842
Cisco Systems,
Notes	5.90	2/15/39	630,000		598,264
Deutsche Telekom International
Finance, Gtd. Bonds	8.25	6/15/30	900,000	[a]	1,041,769
Deutsche Telekom International
Finance, Gtd. Bonds	8.50	6/15/10	215,000	[a]	226,069
Embarq,
Sr. Unscd. Notes	8.00	6/1/36	150,000		124,803
France Telecom,
Sr. Unscd. Notes	8.50	3/1/31	220,000	[a]	280,768
GTE,
Debs.	6.94	4/15/28	100,000		89,057

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Telecommunications (continued)
KPN,
Sr. Unscd. Notes	8.00	10/1/10	250,000		262,295
KPN,
Sr. Unscd. Bonds	8.38	10/1/30	250,000		269,550
Motorola,
Sr. Unscd. Debs.	7.50	5/15/25	1,450,000		1,038,020
New Jersey Bell Telephone,
Sr. Unscd. Debs.	8.00	6/1/22	25,000		24,646
Pacific-Bell,
Gtd. Bonds	7.13	3/15/26	310,000		299,598
Rogers Wireless,
Sr. Scd. Notes	6.38	3/1/14	760,000		802,025
SBC Communications,
Sr. Unscd. Notes	5.10	9/15/14	250,000		260,128
SBC Communications,
Sr. Unscd. Notes	5.88	8/15/12	775,000		823,677
Telecom Italia Capital,
Gtd. Notes	5.25	11/15/13	900,000	[b]	854,235
Telecom Italia Capital,
Gtd. Notes	5.25	10/1/15	100,000		88,951
Telecom Italia Capital,
Gtd. Notes	6.38	11/15/33	200,000		149,530
Telefonica Emisiones,
Gtd. Notes	7.05	6/20/36	1,145,000		1,204,777
Telefonica Europe,
Gtd. Notes	7.75	9/15/10	200,000		210,097
U.S. West Communications,
Sr. Unscd. Debs.	6.88	9/15/33	330,000		235,125
Verizon Communications,
Sr. Unscd. Notes	5.50	2/15/18	1,500,000		1,489,671
Verizon Communications,
Sr. Unscd. Notes	5.85	9/15/35	560,000		487,339
Verizon Global Funding,
Sr. Unscd. Notes	7.25	12/1/10	500,000		531,983
Verizon Global Funding,
Sr. Unscd. Notes	7.38	9/1/12	500,000		547,635
Verizon Global Funding,
Sr. Unscd. Notes	7.75	12/1/30	690,000		729,079
Verizon Wireless Capital,
Sr. Unscd. Notes	8.50	11/15/18	850,000	[c]	1,019,692

The Fund 37

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Telecommunications (continued)
Vodafone Group,
Sr. Unscd. Notes	5.63	2/27/17	555,000	559,343
Vodafone Group,
Sr. Unscd. Notes	7.75	2/15/10	580,000	601,669
Vodafone Group,
Sr. Unscd. Notes	7.88	2/15/30	125,000	137,198
				22,168,579
Transportation—.2%
Burlington Northern Santa Fe,
Sr. Unscd. Debs.	7.00	12/15/25	100,000	101,613
Burlington Northern Santa Fe,
Sr. Unscd. Debs.	7.95	8/15/30	100,000	110,120
Canadian National Railway,
Sr. Unscd. Notes	6.90	7/15/28	100,000	109,839
CSX,
Sr. Unscd. Notes	6.15	5/1/37	1,100,000	876,469
Federal Express,
Sr. Unscd. Notes	9.65	6/15/12	225,000	249,088
Norfolk Southern,
Sr. Unscd. Notes	5.59	5/17/25	10,000	8,549
Norfolk Southern,
Sr. Unscd. Notes	7.05	5/1/37	50,000	49,535
Norfolk Southern,
Sr. Unscd. Notes	7.80	5/15/27	250,000	255,225
Union Pacific,
Sr. Unscd. Debs.	6.63	2/1/29	325,000	304,456
United Parcel Service,
Sr. Unscd. Notes	6.20	1/15/38	425,000	440,987
United Parcel Service,
Sr. Unscd. Debs.	8.38	4/1/30	10,000 [a]	11,634
				2,517,515
U.S. Government Agencies—7.9%
Federal Farm Credit Banks,
Bonds	3.75	12/6/10	2,750,000	2,858,281
Federal Farm Credit Banks,
Bonds	5.13	8/25/16	2,700,000	2,901,147
Federal Home Loan Banks,
Bonds, Ser. 498	3.88	1/15/10	4,625,000	4,731,176

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
U.S. Government Agencies (continued)
Federal Home Loan Banks,
Bonds, Ser. 421	3.88	6/14/13	2,500,000		2,658,385
Federal Home Loan Banks,
Bonds, Ser. 567	4.38	9/17/10	2,800,000		2,926,669
Federal Home Loan Banks,
Bonds, Ser. 616	4.63	2/18/11	1,000,000		1,060,319
Federal Home Loan Banks,
Bonds	4.75	12/16/16	1,000,000		1,084,286
Federal Home Loan Banks,
Bonds	4.88	11/18/11	3,000,000		3,239,736
Federal Home Loan Banks,
Bonds, Ser. 1	4.88	5/17/17	2,000,000		2,166,914
Federal Home Loan Banks,
Bonds	5.00	11/17/17	2,600,000		2,819,354
Federal Home Loan Banks,
Bonds	5.13	8/14/13	1,260,000		1,402,424
Federal Home Loan Banks,
Bonds, Ser. 656	5.38	5/18/16	320,000		353,280
Federal Home Loan Banks,
Bonds	5.50	8/13/14	300,000		340,464
Federal Home Loan Banks,
Bonds	5.50	7/15/36	480,000		522,448
Federal Home Loan Mortgage Corp.,
Notes	4.00	12/15/09	2,350,000	[d]	2,400,849
Federal Home Loan Mortgage Corp.,
Notes	4.38	7/17/15	1,985,000	[d]	2,159,037
Federal Home Loan Mortgage Corp.,
Notes	4.50	1/15/13	3,200,000	[d]	3,483,254
Federal Home Loan Mortgage Corp.,
Notes	4.50	1/15/14	1,400,000	[d]	1,529,678
Federal Home Loan Mortgage Corp.,
Notes	4.75	1/18/11	1,250,000	[d]	1,325,853
Federal Home Loan Mortgage Corp.,
Notes	4.88	11/15/13	1,000,000	[d]	1,108,458
Federal Home Loan Mortgage Corp.,
Notes	4.88	6/13/18	1,250,000	[d]	1,378,176
Federal Home Loan Mortgage Corp.,
Notes	5.00	2/16/17	825,000	[d]	904,995
The Fund 39

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
U.S. Government Agencies (continued)
Federal Home Loan Mortgage Corp.,
Notes	5.13	7/15/12	1,125,000	[d]	1,241,280
Federal Home Loan Mortgage Corp.,
Notes	5.13	10/18/16	750,000	[d]	833,582
Federal Home Loan Mortgage Corp.,
Notes	5.13	11/17/17	650,000	[d]	725,710
Federal Home Loan Mortgage Corp.,
Notes	5.25	7/18/11	6,000,000	[d]	6,502,146
Federal Home Loan Mortgage Corp.,
Notes	5.25	4/18/16	2,100,000	[d]	2,357,300
Federal Home Loan Mortgage Corp.,
Notes	5.50	9/15/11	500,000	[d]	546,789
Federal Home Loan Mortgage Corp.,
Notes	5.75	1/15/12	2,500,000	[d]	2,775,148
Federal Home Loan Mortgage Corp.,
Sub. Notes	5.88	3/21/11	650,000	[d]	681,225
Federal Home Loan Mortgage Corp.,
Notes	6.25	7/15/32	1,000,000	[d]	1,221,188
Federal Home Loan Mortgage Corp.,
Bonds	6.75	9/15/29	400,000	[d]	509,876
Federal Home Loan Mortgage Corp.,
Notes	6.88	9/15/10	2,500,000	[d]	2,687,080
Federal National Mortgage
Association, Notes	0.00	6/1/17	2,400,000	[d]	1,706,609
Federal National Mortgage
Association, Notes	2.00	1/9/12	3,700,000	[d]	3,738,351
Federal National Mortgage
Association, Notes	2.75	3/13/14	4,500,000	[d]	4,555,440
Federal National Mortgage
Association, Notes	3.88	2/15/10	1,025,000	[d]	1,050,843
Federal National Mortgage
Association, Bonds	4.38	3/15/13	2,605,000	[d]	2,832,393
Federal National Mortgage
Association, Notes	4.38	10/15/15	850,000	[d]	915,894
Federal National Mortgage
Association, Notes	4.63	10/15/13	1,400,000	[d]	1,537,756
Federal National Mortgage
Association, Notes	4.63	10/15/14	1,500,000	[d]	1,652,353

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
U.S. Government Agencies (continued)
Federal National Mortgage
Association, Notes	5.00	4/15/15	200,000	[d]	223,522
Federal National Mortgage
Association, Notes	5.00	3/15/16	240,000	[d]	266,552
Federal National Mortgage
Association, Bonds	5.00	5/11/17	1,200,000	[d]	1,320,914
Federal National Mortgage
Association, Notes	5.13	4/15/11	2,500,000	[d]	2,680,570
Federal National Mortgage
Association, Sub. Notes	5.13	1/2/14	365,000	[d]	375,140
Federal National Mortgage
Association, Sub. Notes	5.25	8/1/12	1,000,000	[d]	1,043,307
Federal National Mortgage
Association, Notes	5.25	9/15/16	1,225,000	[d]	1,374,509
Federal National Mortgage
Association, Notes	5.38	11/15/11	1,250,000	[d]	1,369,394
Federal National Mortgage
Association, Notes	5.38	6/12/17	2,760,000	[d]	3,114,188
Federal National Mortgage
Association, Notes	5.50	3/15/11	1,200,000	[d]	1,295,308
Federal National Mortgage
Association, Bonds	6.00	5/15/11	2,450,000	[d]	2,687,902
Federal National Mortgage
Association, Notes	6.00	4/18/36	1,300,000	[d]	1,336,022
Federal National Mortgage
Association, Bonds	6.25	5/15/29	1,340,000	[d]	1,616,437
Federal National Mortgage
Association, Notes	6.63	11/15/10	3,350,000	[d]	3,633,162
Federal National Mortgage
Association, Notes	7.25	1/15/10	1,550,000	[d]	1,621,779
Financing (FICO),
Bonds	8.60	9/26/19	40,000		56,698
Financing (FICO),
Bonds, Ser. E	9.65	11/2/18	510,000		756,668
Tennessee Valley Authority,
Notes, Ser. C	4.75	8/1/13	750,000		802,896
Tennessee Valley Authority,
Bonds	5.88	4/1/36	650,000		706,638

The Fund 41

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
U.S. Government Agencies (continued)
Tennessee Valley Authority,
Bonds, Ser. C	6.00	3/15/13	1,750,000	1,983,772
Tennessee Valley Authority,
Bonds	6.15	1/15/38	165,000	187,680
				109,879,204
U.S. Government Agencies/
Mortgage-Backed—36.7%
Federal Home Loan Mortgage Corp.:
4.00%			2,400,000 [d,e]	2,431,125
4.50%			3,600,000 [d,e]	3,659,623
3.50%, 6/1/19			43,384 [d]	42,981
4.00%, 8/1/18—9/1/35			2,984,814 [d]	3,033,844
4.12%, 2/1/35			870,434 [a,d]	870,058
4.47%, 12/1/34			52,608 [a,d]	53,825
4.50%, 5/1/10—4/1/39			20,877,877 [d]	21,370,768
4.64%, 2/1/34			844,050 [a,d]	861,603
4.69%, 8/1/35			602,132 [a,d]	608,816
4.70%, 6/1/34			54,864 [a,d]	56,676
4.74%, 4/1/33			32,521 [a,d]	33,241
4.99%, 6/1/35			22,682 [a,d]	23,195
5.00%, 12/1/17—4/1/39			45,625,075 [d]	47,042,230
5.06%, 12/1/34			101,993 [a,d]	103,496
5.14%, 8/1/34			38,934 [a,d]	40,490
5.18%, 11/1/33			42,110 [a,d]	43,655
5.31%, 3/1/37			462,964 [a,d]	482,106
5.48%, 3/1/36			40,084 [a,d]	41,660
5.50%, 9/1/09—1/1/39			52,643,339 [d]	54,578,475
5.52%, 2/1/37			1,612,335 [a,d]	1,682,104
5.64%, 10/1/32			35,619 [a,d]	35,216
5.65%, 4/1/36			926,067 [a,d]	962,770
5.67%, 8/1/37			334,401 [a,d]	348,790
6.00%, 12/1/13—10/1/38			33,429,658 [d]	34,973,825
6.20%, 6/1/36			33,563 [a,d]	34,408
6.50%, 12/1/12—11/1/37			8,044,010 [d]	8,549,176
7.00%, 10/1/11—7/1/37			590,705 [d]	632,430
7.50%, 7/1/10—11/1/33			226,918 [d]	246,110
8.00%, 2/1/17—10/1/31			106,892 [d]	116,624
8.50%, 10/1/18—6/1/30			4,183 [d]	4,549

	Principal
Bonds and Notes (continued)	Amount ($)	Value ($)
U.S. Government Agencies/
Mortgage-Backed (continued)
Federal National Mortgage Association:
4.00%	6,000,000 [d,e]	6,004,688
3.82%, 6/1/34	484,918 [a,d]	484,918
4.00%, 9/1/18—10/1/20	1,496,298 [d]	1,526,420
4.03%, 9/1/33	31,896 [a,d]	32,051
4.10%, 9/1/33	79,348 [a,d]	80,340
4.30%, 6/1/34	178,360 [a,d]	183,005
4.33%, 1/1/35	725,345 [a,d]	733,088
4.50%, 4/1/18—4/1/39	20,777,895 [d]	21,334,396
4.59%, 3/1/34	784,397 [a,d]	809,331
4.79%, 10/1/34	39,044 [a,d]	40,094
4.86%, 8/1/35	179,123 [a,d]	183,797
4.86%, 9/1/35	1,500,249 [a,d]	1,540,640
4.92%, 11/1/32	35,403 [a,d]	35,858
4.93%, 5/1/33	39,236 [a,d]	40,543
5.00%, 4/1/28	3,135,284 [d,f]	3,236,572
5.00%, 5/1/10—7/1/38	58,824,132 [d]	60,698,047
5.05%, 1/1/35	46,455 [a,d]	48,249
5.09%, 12/1/35	52,957 [a,d]	53,157
5.10%, 8/1/34	46,586 [a,d]	48,334
5.20%, 11/1/36	700,557 [a,d]	716,206
5.23%, 6/1/35	127,580 [a,d]	132,711
5.26%, 11/1/35	27,714 [a,d]	28,816
5.46%, 2/1/37	1,238,393 [a,d]	1,292,455
5.50%, 11/1/28	3,172,583 [d,f]	3,298,868
5.50%, 2/1/14—12/1/38	80,891,208 [d]	83,977,131
5.68%, 3/1/37	256,081 [a,d]	267,453
5.92%, 11/1/36	87,849 [a,d]	91,373
5.94%, 12/1/36	138,661 [a,d]	144,353
5.94%, 2/1/37	23,239 [a,d]	24,231
6.00%, 6/1/11—11/1/38	52,718,327 [d]	55,244,633
6.50%, 1/1/11—9/1/38	18,372,830 [d]	19,521,384
7.00%, 4/1/11—3/1/38	3,106,151 [d]	3,330,277
7.50%, 8/1/15—3/1/32	259,319 [d]	282,616
8.00%, 2/1/13—8/1/30	77,153 [d]	83,491
8.50%, 9/1/15—7/1/30	31,762 [d]	34,117
9.00%, 4/1/16—10/1/30	4,107 [d]	4,547

The Fund 43

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Principal
Bonds and Notes (continued)	Amount ($)	Value ($)
U.S. Government Agencies/Mortgage-Backed (continued)
Government National Mortgage Association I:
4.50%, 1/15/19—3/15/39	4,851,925	4,970,239
5.00%, 1/15/17—2/15/39	10,337,729	10,733,175
5.50%, 9/15/20—11/15/38	21,523,757	22,403,506
6.00%, 10/15/13—9/15/38	18,981,442	19,844,337
6.50%, 2/15/24—8/15/38	5,197,211	5,479,051
7.00%, 10/15/11—8/15/32	249,855	268,044
7.50%, 9/15/11—10/15/32	192,999	207,544
8.00%, 2/15/17—3/15/32	53,854	59,539
8.25%, 10/15/26—6/15/27	10,580	11,540
8.50%, 10/15/26	18,870	20,677
9.00%, 2/15/22—2/15/23	12,515	13,596
Government National Mortgage Association II:
3.50%, 5/20/34	28,629	27,696
6.50%, 2/20/28	2,519	2,692
8.50%, 7/20/25	1,435	1,551
		512,595,246
U.S. Government Securities—28.8%
U.S. Treasury Bonds:
3.50%, 2/15/39	5,500,000 [b]	4,985,217
4.38%, 2/15/38	1,180,000 [b]	1,240,476
4.50%, 2/15/36	2,200,000 [b]	2,348,845
4.50%, 5/15/38	1,900,000 [b]	2,045,173
4.75%, 2/15/37	800,000 [b]	888,875
5.00%, 5/15/37	955,000 [b]	1,102,727
5.25%, 11/15/28	1,440,000 [b]	1,660,951
5.25%, 2/15/29	1,200,000 [b]	1,384,876
5.38%, 2/15/31	1,405,000 [b]	1,655,267
5.50%, 8/15/28	2,000,000	2,370,626
6.00%, 2/15/26	1,600,000	1,990,002
6.13%, 11/15/27	1,605,000	2,029,072
6.13%, 8/15/29	1,400,000 [b]	1,787,626
6.25%, 8/15/23	2,610,000 [b]	3,264,134
6.25%, 5/15/30	2,060,000 [b]	2,680,254
6.38%, 8/15/27	2,300,000 [b]	2,978,861
6.50%, 11/15/26	770,000 [b]	1,007,979
7.13%, 2/15/23	1,575,000	2,112,469
7.25%, 5/15/16	2,300,000 [b]	2,950,649
7.25%, 8/15/22	870,000 [b]	1,174,500
7.50%, 11/15/24	1,900,000 [b]	2,696,220
7.63%, 2/15/25	660,000 [b]	950,813
7.88%, 2/15/21	805,000	1,123,227
8.00%, 11/15/21	2,670,000	3,789,731

	Principal
Bonds and Notes (continued)	Amount ($)	Value ($)
U.S. Government Securities (continued)
U.S. Treasury Bonds (continued):
8.13%, 8/15/19	2,050,000 [b]	2,874,166
8.13%, 5/15/21	1,500,000 [b]	2,136,563
8.75%, 5/15/17	775,000 [b]	1,087,967
8.75%, 5/15/20	775,000 [b]	1,138,039
8.75%, 8/15/20	2,000,000	2,942,188
8.88%, 8/15/17	2,725,000 [b]	3,866,947
8.88%, 2/15/19	1,000,000 [b]	1,459,375
9.00%, 11/15/18	660,000 [b]	968,396
12.50%, 8/15/14	40,000	41,363
U.S. Treasury Notes:
0.88%, 12/31/10	17,500,000 [b]	17,522,575
1.13%, 1/15/12	14,000,000 [b]	13,951,882
1.25%, 11/30/10	36,000,000	36,282,708
1.38%, 2/15/12	10,800,000 [b]	10,832,908
1.50%, 10/31/10	13,500,000 [b]	13,658,207
1.50%, 12/31/13	6,800,000 [b]	6,676,757
1.88%, 2/28/14	6,600,000 [b]	6,568,538
2.00%, 9/30/10	4,400,000 [b]	4,484,735
2.00%, 11/30/13	8,500,000 [b]	8,539,848
2.13%, 4/30/10	4,675,000 [b]	4,752,797
2.50%, 3/31/13	2,600,000 [b]	2,683,892
2.63%, 2/29/16	300,000 [b]	300,188
2.75%, 2/28/13	7,600,000 [b]	7,922,407
2.75%, 10/31/13	5,600,000 [b]	5,815,253
2.75%, 2/15/19	8,200,000 [b]	7,945,005
2.88%, 1/31/13	3,495,000 [b]	3,659,649
3.13%, 4/30/13	6,600,000 [b]	6,969,191
3.13%, 9/30/13	3,000,000 [b]	3,164,532
3.25%, 12/31/09	5,500,000 [b]	5,606,997
3.38%, 11/30/12	790,000 [b]	841,104
3.38%, 6/30/13	3,425,000 [b]	3,651,639
3.38%, 7/31/13	1,200,000	1,279,782
3.50%, 5/31/13	2,370,000 [b]	2,536,642
3.50%, 2/15/18	3,035,000 [b]	3,148,576
3.63%, 12/31/12	7,200,000	7,730,438
3.63%, 5/15/13	2,700,000 [b]	2,902,079
3.75%, 11/15/18	4,930,000 [b]	5,184,600
3.88%, 2/15/13	1,150,000 [b]	1,246,672
3.88%, 5/15/18	2,200,000 [b]	2,345,235
4.00%, 2/15/14	2,700,000 [b]	2,950,806
4.00%, 2/15/15	3,600,000 [b]	3,939,469
4.00%, 8/15/18	3,500,000 [b]	3,755,941

The Fund 45

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Principal
Bonds and Notes (continued)	Amount ($)	Value ($)
U.S. Government Securities (continued)
U.S. Treasury Notes (continued):
4.13%, 8/31/12	1,200,000 [b]	1,302,469
4.13%, 5/15/15	8,000,000 [b]	8,827,504
4.25%, 9/30/12	800,000 [b]	873,188
4.25%, 8/15/13	2,800,000 [b]	3,088,971
4.25%, 11/15/13	3,921,000 [b]	4,329,337
4.25%, 11/15/14	7,400,000 [b]	8,219,210
4.25%, 8/15/15	7,305,000 [b]	8,118,258
4.25%, 11/15/17	2,530,000 [b]	2,775,688
4.38%, 8/15/12	225,000 [b]	245,953
4.50%, 2/28/11	3,500,000 [b]	3,730,647
4.50%, 9/30/11	676,000 [b]	729,975
4.50%, 11/30/11	3,500,000 [b]	3,794,221
4.50%, 3/31/12	2,950,000 [b]	3,216,884
4.50%, 11/15/15	3,800,000 [b]	4,288,064
4.50%, 2/15/16	425,000 [b]	476,797
4.50%, 5/15/17	1,800,000	2,009,813
4.63%, 8/31/11	700,000 [b]	756,876
4.63%, 10/31/11	4,300,000 [b]	4,667,852
4.63%, 11/15/16	2,000,000 [b]	2,262,814
4.63%, 2/15/17	2,252,000 [b]	2,536,669
4.75%, 3/31/11	1,800,000	1,932,892
4.75%, 5/15/14	2,400,000 [b]	2,716,502
4.75%, 8/15/17	2,300,000 [b]	2,606,190
4.88%, 4/30/11	9,600,000	10,353,005
4.88%, 5/31/11	9,200,000 [b]	9,946,782
4.88%, 7/31/11	4,500,000 [b]	4,882,149
4.88%, 8/15/16	2,530,000	2,895,271
5.00%, 2/15/11	3,400,000 [b]	3,653,939
5.00%, 8/15/11	4,125,000 [b]	4,501,410
5.13%, 5/15/16	1,350,000 [b]	1,566,107
5.75%, 8/15/10	5,875,000 [b]	6,265,599
6.00%, 8/15/09	4,650,000 [b]	4,730,650
6.50%, 2/15/10	5,100,000 [b]	5,345,040
		403,231,352
Total Bonds and Notes
(cost $1,345,257,700)		1,354,877,869

Other Investment—3.9%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred Plus Money Market Fund
(cost $54,037,000)	54,037,000 [g]	54,037,000

Investment of Cash Collateral
for Securities Loaned—21.9%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Cash
Advantage Plus Fund
(cost $306,292,209)	306,292,209 [g]	306,292,209

Total Investments (cost $1,705,586,909)	122.8%	1,715,207,078
Liabilities, Less Cash and Receivables	(22.8%)	(317,956,249)
Net Assets	100.0%	1,397,250,829

a Variable rate security—interest rate subject to periodic change.
b All or a portion of these securities are on loan. At April 30, 2009, the total market value of the fund’s securities on loan is $316,405,100 and the total market value of the collateral held by the fund is $326,656,579, consisting of cash collateral of $306,292,209, U.S. Government and Agency securities valued at $14,707,989, and Letters of
Credit valued at $5,656,381.
c Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2009, these securities amounted to $2,201,307 or .2% of net assets.
d On September 7, 2008, the Federal Housing Finance Agency (FHFA) placed Federal National Mortgage
Association and Federal Home Loan Mortgage Corporation into conservatorship with FHFA as the conservator. As such, the FHFA will oversee the continuing affairs of these companies.
e Purchased on a forward commitment basis.
f Purchased on a delayed delivery basis.
g Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
U.S. Government & Agencies	73.4	Foreign/Governmental	2.2
Money Market Investments	25.8	State/Government
Corporate Bonds	17.9	General Obligations	.2
Asset/Mortgage-Backed	3.3		122.8

† Based on net assets.
See notes to financial statements.

The Fund 47

STATEMENT OF ASSETS AND LIABILITIES April 30, 2009 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $316,405,100)—Note 1(b):
Unaffiliated issuers	1,345,257,700	1,354,877,869
Affiliated issuers	360,329,209	360,329,209
Cash		2,077,776
Dividends and interest receivable		11,931,717
Receivable for shares of Capital Stock subscribed		3,258,916
Receivable for investment securities sold		1,251,227
Other assets		9,901
		1,733,736,615
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		323,106
Liability for securities on loan—Note 1(b)		306,292,209
Payable for investment securities purchased		27,436,393
Payable for shares of Capital Stock redeemed		2,434,078
		336,485,786
Net Assets ($)		1,397,250,829
Composition of Net Assets ($):
Paid-in capital		1,394,917,861
Accumulated distributions in excess of investment income—net		(227,700)
Accumulated net realized gain (loss) on investments		(7,059,501)
Accumulated net unrealized appreciation
(depreciation) on investments		9,620,169
Net Assets ($)		1,397,250,829

Net Asset Value Per Share
	Investor Shares	BASIC Shares
Net Assets ($)	756,617,029	640,633,800
Shares Outstanding	74,705,560	63,214,823
Net Asset Value Per Share ($)	10.13	10.13

See notes to financial statements.

STATEMENT OF OPERATIONS Six Months Ended April 30, 2009 (Unaudited)

Investment Income ($):
Income:
Interest	23,551,135
Income from securities lending	668,151
Cash Dividends;
Affiliated issuers	62,888
Total Income	24,282,174
Expenses:
Management fee—Note 3(a)	801,327
Distribution fees (Investor Shares)—Note 3(b)	689,966
Directors’ fees—Note 3(a)	56,092
Loan commitment fees—Note 2	5,790
Total Expenses	1,553,175
Less—Directors’ fees reimbursed by
the Manager—Note 3(a)	(56,092)
Net Expenses	1,497,083
Investment Income—Net	22,785,091
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(363,687)
Net unrealized appreciation (depreciation) on investments	48,331,067
Net Realized and Unrealized Gain (Loss) on Investments	47,967,380
Net Increase in Net Assets Resulting from Operations	70,752,471

See notes to financial statements.

The Fund 49

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	April 30, 2009	Year Ended
	(Unaudited)	October 31, 2008
Operations ($):
Investment income—net	22,785,091	30,881,772
Net realized gain (loss) on investments	(363,687)	(726,552)
Net unrealized appreciation
(depreciation) on investments	48,331,067	(37,634,162)
Net Increase (Decrease) in Net Assets
Resulting from Operations	70,752,471	(7,478,942)
Dividends to Shareholders from ($):
Investment income—net:
Investor Shares	(11,533,427)	(17,255,387)
BASIC Shares	(11,493,382)	(13,875,820)
Total Dividends	(23,026,809)	(31,131,207)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Investor Shares	425,118,512	275,212,660
BASIC Shares	356,181,910	197,835,399
Net assets received in connection
with reorganization—Note 1	—	108,314,039
Dividends reinvested:
Investor Shares	11,187,759	16,741,220
BASIC Shares	7,834,196	7,770,384
Cost of shares redeemed:
Investor Shares	(133,427,047)	(141,747,478)
BASIC Shares	(168,457,220)	(119,150,782)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	498,438,110	344,975,442
Total Increase (Decrease) in Net Assets	546,163,772	306,365,293
Net Assets ($):
Beginning of Period	851,087,057	544,721,764
End of Period	1,397,250,829	851,087,057
Undistributed (distribution in
excess of) investment income—net	(227,700)	14,018

	Six Months Ended
	April 30, 2009	Year Ended
	(Unaudited)	October 31, 2008
Capital Share Transactions:
Investor Shares
Shares sold	42,229,593	27,289,993
Shares issued in connection
with reorganization—Note 1	—	12,266
Shares issued for dividends reinvested	1,107,623	1,663,862
Shares redeemed	(13,218,395)	(14,081,166)
Net Increase (Decrease) in Shares Outstanding	30,118,821	14,884,955
BASIC Shares
Shares sold	35,238,227	19,684,157
Shares issued in connection
with reorganization—Note 1	—	10,707,749
Shares issued for dividends reinvested	775,353	774,442
Shares redeemed	(16,689,905)	(11,853,674)
Net Increase (Decrease) in Shares Outstanding	19,323,675	19,312,674

See notes to financial statements.

The Fund 51

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

Six Months Ended
April 30, 2009			Year Ended October 31,
Investor Shares	(Unaudited)	2008	2007	2006	2005	2004
Per Share Data ($):
Net asset value,
beginning of period	9.62	10.03	10.02	10.01	10.38	10.35
Investment Operations:
Investment income—net[a]	.21	.47	.47	.45	.41	.41
Net realized and unrealized
gain (loss) on investments	.51	(.41)	.02	.02	(.34)	.10
Total from Investment Operations	.72	.06	.49	.47	.07	.51
Distributions:
Dividends from
investment income—net	(.21)	(.47)	(.48)	(.46)	(.43)	(.43)
Dividends from net realized
gain on investments	—	—	—	—	(.01)	(.05)
Total Distributions	(.21)	(.47)	(.48)	(.46)	(.44)	(.48)
Net asset value, end of period	10.13	9.62	10.03	10.02	10.01	10.38
Total Return (%)	7.54[b]	.51	4.99	4.79	.72	5.02
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.41[c]	.41	.41	.40	.40	.40
Ratio of net expenses
to average net assets	.40[c]	.40	.40	.40	.40	.40
Ratio of net investment income
to average net assets	4.13[c]	4.64	4.73	4.53	4.06	3.94
Portfolio Turnover Rate	15.77[b]	25.41	42.83[d]	31.05	46.96	44.84
Net Assets, end of period
($ x 1,000)	756,617	428,768	297,998	225,507	211,701	208,234

a	Based on average shares outstanding at each month end.
b	Not annualized.
c	Annualized.
d	The portfolio turnover rate excluding mortgage dollar roll transactions for the period ended October 31, 2007 was 41.80%.

See notes to financial statements.

Six Months Ended
April 30, 2009			Year Ended October 31,
BASIC Shares	(Unaudited)	2008	2007	2006	2005	2004
Per Share Data ($):
Net asset value,
beginning of period	9.62	10.04	10.03	10.02	10.39	10.36
Investment Operations:
Investment income—net[a]	.22	.48	.50	.47	.44	.43
Net realized and unrealized
gain (loss) on investments	.52	(.40)	.01	.02	(.34)	.11
Total from Investment Operations	.74	.08	.51	.49	.10	.54
Distributions:
Dividends from
investment income—net	(.23)	(.50)	(.50)	(.48)	(.46)	(.46)
Dividends from net realized
gain on investments	—	—	—	—	(.01)	(.05)
Total Distributions	(.23)	(.50)	(.50)	(.48)	(.47)	(.51)
Net asset value, end of period	10.13	9.62	10.04	10.03	10.02	10.39
Total Return (%)	7.67[b]	.67	5.25	5.06	.97	5.29
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.16[c]	.16	.16	.15	.15	.15
Ratio of net expenses
to average net assets	.15[c]	.15	.15	.15	.15	.15
Ratio of net investment income
to average net assets	4.41[c]	4.89	4.99	4.78	4.31	4.19
Portfolio Turnover Rate	15.77[b]	25.41	42.83[d]	31.05	46.96	44.84
Net Assets, end of period
($ x 1,000)	640,634	422,319	246,724	197,732	187,827	171,827

a	Based on average shares outstanding at each month end.
b	Not annualized.
c	Annualized.
d	The portfolio turnover rate excluding mortgage dollar roll transactions for the period ended October 31, 2007 was 41.80%.
See notes to financial statements.

The Fund 53

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Bond Market Index Fund (the “fund”) is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the “Company”) which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering eleven series, including the fund.The fund’s investment objective is to seek to match the total return of the Barclays Capital U.S. Aggregate Index. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

As of the close of business on September 12, 2008, pursuant to an Agreement and Plan of Reorganization previously approved by the fund’s Board of Directors, all of the assets, subject to liabilities, of BNY Hamilton U.S. Bond Market Index Fund (“BNY U.S. Bond”) were transferred to the fund in exchange for the shares of Capital Stock of the fund of equal value. Shareholders of BNY U.S. Bond received shares of the fund, in an amount equal to the aggregate net asset value of their investment in BNY U.S. Bond at the time of the exchange.The fund’s net asset value on the close of business on September 12, 2008 after the reorganization was $10.10 and a total of 12,266 Investor shares and 10,707,749 Basic shares representing net assets of $108,314,039 (including $108,391 net unrealized depreciation on investments) were issued to shareholders of BNY U.S. Bond in the exchange. The exchange was a tax-free event to BNY U.S. Bond shareholders.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares. The fund is authorized to issue 1 billion shares of $.001 par value Capital Stock.The fund is currently authorized to issue two classes of shares: Investor (500 million shares authorized) and BASIC (500 million shares authorized). BASIC shares and Investor shares are offered to any investor. Differences between the two classes include the services offered to and the expenses borne by each class, as well as their mini-

mum purchase and account balance requirements. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities excluding short-term investments (other than U.S.Treasury Bills), are valued each business day by an independent pricing service (the “Service”) approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Restricted securities, as well as securities or other assets for which recent market quotations are not readily available, that are not valued by a pricing service approved by the Board of Directors, or are determined by the fund not to reflect accurately fair value, are valued at fair value as determined in good faith under the direction of the Board of Directors.The factors that may be considered when fair valuing a security include fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Short-term investments, excluding U.S.Treasury Bills, are car-

The Fund 55

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

ried at amortized cost, which approximates fair value. Registered investment companies that are not traded on an exchange are valued at their net asset value.

The fund adopted Statement of Financial Accounting Standards No. 157 “FairValue Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the fund’s investments relating to FAS 157.These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of April 30, 2009 in valuing the fund’s investments:

			Level 2—Other	Level 3—
	Level 1—		Significant	Significant
	Quoted		Observable Unobservable
	Prices		Inputs	Inputs	Total
Assets ($)
Investments in
Securities	360,329,209		1,354,877,869	— 1,715,207,078
Other Financial
Instruments†		—	—	—	—
Liabilities ($)
Other Financial
Instruments†		—	—	—	—

†	Other financial instruments include derivative instruments, such as futures, forward currency exchange contracts, swap contracts and options contracts. Amounts shown represent unrealized appreciation (depreciation) at period end.

In April 2009, the Financial Accounting Standards Board (“FASB”) issued FASB Staff Position No. 157-4,“Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FSP 157-4”). FSP 157-4 provides additional guidance for estimating fair value in accordance with FAS 157, when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009. Management is currently evaluating the impact the adoption of FSP 157-4 will have on the fund’s financial statement disclosures.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, including where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended April 30, 2009,

The Fund 57

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The Bank of New York Mellon earned $359,774 from lending fund portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(d) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net; such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended April 30, 2009, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the three-year period ended October 31, 2008 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The fund has an unused capital loss carryover of $6,694,656 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 2008. If not applied, $200,657 of the carryover expires in fiscal 2012, $1,287,894 expires in fiscal 2013, $3,695,859 expires in fiscal 2014, $536,637 expires in fiscal 2015 and $973,609 expires in fiscal 2016.

The tax character of distributions paid to shareholders during the fiscal year ended October 31, 2008 was as follows: ordinary income $31,131,207. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $145 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of Facility fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended April 30, 2009, the fund did not borrow under the Facilities.

NOTE 3—Investment Management Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Management Agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund.The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .15% of the value of the fund’s average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, service fees, fees and expenses of non-interested Directors (including counsel fees) and

The Fund 59

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund’s allocable portion of fees and expenses of the non-interested Directors (including counsel fees). Each Director receives $45,000 per year, plus $6,000 for each joint Board meeting of the Company, The Dreyfus/Laurel Tax-Free Municipal Funds, The Dreyfus/Laurel Funds Trust (collectively, the “Dreyfus/Laurel Funds”) and Dreyfus Investment Funds attended, $2,000 for separate in-person committee meetings attended which are not held in conjunction with a regularly scheduled Board meeting and $1,500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses.With respect to the Board meetings, the Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). With respect to compensation committee meetings, the Chair of the compensation committee receives $900 per meeting. In the event that there is an in-person joint committee meeting or a joint telephone meeting of the Dreyfus/Laurel Funds, Dreyfus Investment Funds and Dreyfus High Yield Strategies Fund, the $2,000 or $1,500 fee, as applicable, will be allocated between the Dreyfus/Laurel Funds, Dreyfus Investment Funds and Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

The Manager has contractually agreed to waive receipt of its fees and/or assume the expenses of the fund until September 30, 2010, so that the direct expenses of the BASIC shares and Investor shares of the fund (excluding taxes, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed .34% and .59%, respectively. During the period ended April 30, 2009, no expense reimbursement was required pursuant to the undertaking.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Investor shares may pay annually up to .25% of the value of the average daily net assets to compensate the Distributor for shareholder servicing activities primarily intended to result in the sale of Investor shares.The BASIC shares bear no distribution fee. During the period ended April 30, 2009, Investor shares were charged $689,966 pursuant to the Plan.

Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Directors who are not “interested persons” of the Company and who have no direct or indirect financial interest in the operation or in any agreement related to the Plan.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $169,819 and Rule 12b-1 distribution plan fees $153,287.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, during the period ended April 30, 2009, amounted to $650,146,943 and $164,227,382, respectively.

At April 30, 2009, accumulated net unrealized appreciation on investments was $9,620,169, consisting of $34,020,611 gross unrealized appreciation and $24,400,442 gross unrealized depreciation.

At April 30, 2009, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

The Fund 61

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The FASB released Statement of Financial Accounting Standards No. 161 “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agree-ments.The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements and the accompanying notes has not yet been determined.

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S INVESTMENT MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on February 9 and 10, 2009, the Board considered the re-approval of the fund’s Investment Management Agreement (“Management Agreement”), pursuant to which the Manager provides the fund with investment advisory and administrative services. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Manager.

Analysis of Nature, Extent and Quality of Services Provided to the Fund.The Board members considered information previously provided to them in a presentation from representatives of the Manager regarding services provided to the fund and other funds in the Dreyfus fund complex, and representatives of the Manager confirmed that there had been no material changes in this information.The Board also discussed the nature, extent and quality of the services provided to the fund pursuant to its Management Agreement. The Manager’s representatives reviewed the fund’s distribution of accounts and the relationships the Manager has with various intermediaries and the different needs of each.The Manager’s representatives noted the distribution channels for the fund as well as the diversity of distribution among the funds in the Dreyfus fund complex, and the Manager’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including those of the fund.The Manager provided the number of shareholder accounts in the fund, as well as the fund’s asset size.

The Board members also considered the Manager’s research and portfolio management capabilities and that the Manager also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board members also considered the Manager’s extensive administrative, accounting and compliance infrastructure. The Board also considered the Manager’s brokerage policies and practices and the standards applied in seeking best execution.

The Fund 63

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S INVESTMENT MANAGEMENT AGREEMENT (Unaudited) (continued)

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board members reviewed the fund’s performance and comparisons to a group of retail no-load and front-end load intermediate U.S. government funds and intermediate investment-grade debt funds that are benchmarked against the Barclays U.S. Aggregate Index (the “Performance Group”) and to a larger universe of funds, consisting of all retail and institutional intermediate U.S. government funds (the “Performance Universe”) selected and provided by Lipper, Inc., an independent provider of investment company data.The Board was provided with a description of the methodology Lipper used to select the Performance Group and Performance Universe, as well as the Expense Group and Expense Universe (discussed below). The Board members discussed the results of the comparisons and noted that the fund’s yield performance for the past ten one-year periods ended December 31st (1999-2008) was at or above the Performance Group median (except 2006, 2007 and 2008, when it was slightly below) and above the Performance Universe median. The Board members noted that the fund’s total return performance was above the Performance Group median for the one-, two-, three-, four-, five and ten-year periods ended December 31, 2008 and the fund’s total return performance was below the Performance Universe median for the one-, two-, three- and four-year periods but above the Performance Universe median for the five and ten-year periods ended December 31, 2008.The Manager also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board members also discussed the fund’s contractual and actual management fee and expense ratio and reviewed the range of management fees and expense ratios of a comparable group of funds (the “Expense Group”) and a broader group of funds (the “Expense Universe”), each selected and provided by Lipper. Noting the fund’s “unitary fee” structure, the Board members noted that the fund’s contractual management fee was below the Expense Group and the fund’s actual management fee and expense ratio were below the respective Expense Group and Expense Universe medians.

Representatives of the Manager reviewed with the Board members the fees paid to the Manager or its affiliates by mutual funds managed by the Manager or its affiliates with similar investment objectives, policies and strategies, and included in the same Lipper category as the fund (the “Similar Funds”), and by other accounts managed by the Manager or its affiliates with similar investment objectives, policies and strategies as the fund (the “Similar Accounts”).The Manager’s representatives explained the nature of the Similar Accounts and the differences, from the Manager’s perspective, in providing services to such Similar Accounts as compared to managing and providing services to the fund. The Manager’s representatives also reviewed the costs associated with distribution through intermediaries. The Board analyzed differences in fees paid to the Manager and discussed the relationship of the fees paid in light of the services provided, noting the fund’s “unitary fee” structure. The Board members considered the relevance of the fee information provided for the Similar Funds and the Similar Accounts to evaluate the appropriateness and reasonableness of the fund’s management fee. The Board acknowledged that differences in fees paid by the Similar Accounts seemed to be consistent with the services provided.

Analysis of Profitability and Economies of Scale. The Manager’s representatives reviewed the dollar amount of expenses allocated and profit received by the Manager and the method used to determine such expenses and profit. The Board previously had been provided with information prepared by an independent consulting firm regarding the Manager’s approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund complex.The Board also was informed that the methodology had also been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable. The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the fund.The Board members evaluated the profitability analysis in light of the relevant circumstances for the fund and the extent to which economies of scale

The Fund 65

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S INVESTMENT MANAGEMENT AGREEMENT (Unaudited) (continued)

would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. The Board members also considered potential benefits to the Manager from acting as investment adviser and noted that there were no soft dollar arrangements with respect to trading the fund’s portfolio.

It was noted that the Board members should consider the Manager’s profitability with respect to the fund as part of their evaluation of whether the fees under the Management Agreement bear a reasonable relationship to the mix of services provided by the Manager, including the nature, extent and quality of such services and that a discussion of economies of scale is predicated on increasing assets and that, if a fund’s assets had been decreasing, the possibility that the Manager may have realized any economies of scale would be less. It also was noted that the profitability percentage for managing the fund was within the range determined by appropriate court cases to be reasonable given the services rendered and generally superior service levels provided by the Manager.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the fund’s Management Agreement. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, extent and quality of the ser- vices provided by the Manager are adequate and appropriate.
  The Board was satisfied with the fund’s relative performance.
  The Board concluded that the fee paid by the fund to the Manager was reasonable in light of the services provided, comparative perfor- mance, expense and advisory fee information, costs of the services provided and profits to be realized and benefits derived or to be derived by the Manager from its relationship with the fund.

  The Board determined that the economies of scale which may accrue to the Manager and its affiliates in connection with the man- agement of the fund had been adequately considered by the Manager in connection with the management fee rate charged to the fund and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the fund’s Management Agreement was in the best interests of the fund and its shareholders and that the Management Agreement would be renewed through April 4, 2010.

The Fund 67

NOTES

For More Information

Dreyfus
Bond Market Index Fund
200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
One Wall Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols: Investor: DBMIX BASIC: DBIRX

Telephone 1-800-645-6561

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2008, is available at http://www.dreyfus.com and on the SEC's website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

© 2009 MBSC Securities Corporation

0310SA0409

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the CEO
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses With Those of Other Funds
7	Statement of Investments
11	Statement of Assets and Liabilities
12	Statement of Operations
13	Statement of Changes in Net Assets
14	Financial Highlights
15	Notes to Financial Statements
23	Information About the Review and Approval of the Fund’s Investment Management Agreement
FOR MORE INFORMATION
Back Cover

Dreyfus Disciplined Stock Fund

The Fund

A LETTER FROM THE CEO Dear Shareholder:

We present to you this semiannual report for Dreyfus Disciplined Stock Fund, covering the six-month period from November 1, 2008, through April 30, 2009.

The reporting period began with the equities market plummeting severely in late 2008,and rebounding over 20% by the end of the reporting period from dramatic March 2009 lows. In supporting the recent rally, investors apparently shrugged off more bad economic news: the unemployment rate surged to a 25-year high in April, and a 6.3% annualized contraction in economic growth over the fourth quarter of 2008 was followed by a further 6.1% economic contraction during the first quarter of 2009.Yet, the rebound between March 7 and April 30 proved to be one of the more robust in the history of the U.S. stock market. These enormous swings have left investors wondering if the equities market is forecasting sustainable economic improvement, or whether these events represent what many call a bear market rally.We generally have remained cautious in the absence of real economic progress, but the market’s gyrations illustrate an important feature of many market rallies—when they begin to snap back, the rebounds are often quick and sharp, usually leaving most investors on the sidelines.That’s why we encourage you to speak regularly with your financial consultant, who can discuss with you the potential benefits of adhering to a long-term investment strategy tailored to your current investment needs and future goals.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s Portfolio Manager.

Thank you for your continued confidence and support.

Jonathan R. Baum Chairman and Chief Executive Officer The Dreyfus Corporation May 15, 2009

2

DISCUSSION OF FUND PERFORMANCE

For the reporting period of November 1, 2008, through April 30, 2009, as provided by Sean P. Fitzgibbon, Portfolio Manager

Fund and Market Performance Overview

For the six-month period ended April 30, 2009, Dreyfus Disciplined Stock Fund produced a total return of –10.06%.1 In comparison, the total return of the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”), the fund’s benchmark, was –8.52% for the same period.2

The U.S. economy contracted during the reporting period, and stocks fell amid rising unemployment, plunging consumer confidence, lower corporate earnings and ongoing uncertainty regarding a global financial crisis.While the fund outperformed the S&P 500 Index in some market sectors, such as utilities and energy, relatively weak returns in other sectors, particularly financials, caused its overall performance to lag the benchmark for the reporting period.

The Fund’s Investment Approach

The fund seeks capital appreciation.To pursue its goal, the fund normally invests at least 80% of its assets in stocks of large-cap companies.The fund invests in a diversified portfolio of growth and value stocks, remaining fully invested and industry and sector neutral in relation to the S&P 500 Index. We choose stocks through a disciplined investment process that combines computer modeling techniques, fundamental analysis and risk management. The result is a broadly diversified portfolio of carefully selected stocks, with overall performance determined by a large number of securities.At the end of the reporting period, the fund held positions in approximately 96 stocks across 10 economic sectors.

Dramatic Shifts in Market Sentiment Drove Equities

A deteriorating economy drove equities sharply lower during the first four months of the reporting period in the wake of a banking crisis that led to the failures of several major financial institutions. From

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

November 2008 through the beginning of March 2009, the S&P 500 Index lost roughly 23% of its value.The steepest declines occurred in the embattled financials sector and, more broadly, among relatively small, highly leveraged companies as investors sought safety in large, well-capitalized companies and traditionally defensive industry groups.

Investor sentiment improved in early March even though broad economic fundamentals continued to deteriorate.Anticipating an eventual economic recovery, bargain hunters began bidding up stock prices, particularly among smaller, beaten-down companies. From March 9, 2009, through the end of the reporting period, the S&P 500 Index staged an impressive rally, recovering much of the ground it had lost earlier in the reporting period.

Financial Stocks Weighed on Relative Performance

The fund adopted a balanced investment approach during this volatile reporting period, focusing initially on higher-quality stocks with defensive characteristics and later shifting emphasis to more opportunistic names as valuations dropped to compelling levels.Although this strategy helped the fund participate more robustly in the springtime market rally, disappointing stock selections in a few areas caused the fund to lag its benchmark for the reporting period overall. Among financial stocks, which were buffeted by the banking crisis, poorly timed trades in Bank of America undermined returns. Credit deterioration at Fifth Third Bancorp also detracted from performance. The fund’s results compared to its benchmark suffered to a lesser degree from declines in a small number of materials and technology holdings, such as positions in International Paper and Pactiv and relative underexposure to International Business Machines.

On a more positive note, the fund derived relatively strong returns in the energy sector. As crude oil and natural gas prices bottomed, we shifted the fund’s emphasis to independent exploration-and-production companies, such as Newfield Exploration, Anadarko Petroleum and Marathon Oil, all of which delivered positive returns.

4

Good individual stock selections also bolstered returns among the fund’s utility holdings. For example, in the utilities sector, where the fund significantly outperformed its benchmark, California regulated utilities PG&E and Sempra Energy benefited from built-in protection against rising capital costs. Sempra Energy also recovered from earlier concerns regarding the future of its commodity joint venture with Royal Bank of Scotland. Consumer staples stocks also delivered relatively strong returns, as we avoided traditional safe havens, such as Procter & Gamble, due to valuation concerns.Instead,the fund focused on more attractively valued names, such as bottler Coca-Cola Enterprises and battery maker Energizer Holdings.

Taking a Cautiously Opportunistic Stance

While the economic downturn has begun to show signs of slowing, the timing and pace of an eventual recovery are uncertain. Nevertheless, we believe that equity valuations remain attractive on an historical basis, despite the market’s recent rebound.Therefore, we have cautiously positioned the fund for improving economic and market conditions. We have adopted a more opportunistic and diversified position in the financials sector, adding to holdings of certain insurers, investment managers and areas we expect to participate in recovery.We have increased the fund’s exposure to the technology sector and, in the materials and industrials sectors, we have emphasized companies that we believe will respond early in a new economic cycle. In the health care sector, where many large pharmaceutical companies face increasing competition from generic drug makers, we have emphasized biotechnology firms with strong product pipelines.

May 15, 2009

1	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
2	SOURCE: LIPPER INC. — Reflects the monthly reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s 500 Composite Stock Price Index is
a widely accepted, unmanaged index of U.S. stock market performance.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Disciplined Stock Fund from November 1, 2008 to April 30, 2009. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment assuming actual returns for the six months ended April 30, 2009

Expenses paid per $1,000†	$4.71
Ending value (after expenses)	$899.40

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended April 30, 2009

Expenses paid per $1,000†	$5.01
Ending value (after expenses)	$1,019.84

† Expenses are equal to the fund’s annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS April 30, 2009 (Unaudited)

Common Stocks—99.0%	Shares	Value ($)
Consumer Discretionary—9.5%
American Eagle Outfitters	93,350	1,383,447
Bally Technologies	151,950 [a,b]	3,978,051
Best Buy	80,740 [a]	3,098,801
Family Dollar Stores	94,850	3,148,071
Gap	301,450	4,684,533
Home Depot	238,180	6,268,898
Macy’s	118,770	1,624,774
News, Cl. A	467,100	3,858,246
O’Reilly Automotive	62,690 [b]	2,435,506
Omnicom Group	154,970	4,876,906
Rent-A-Center	126,900 [b]	2,442,825
Ross Stores	59,350	2,251,739
Time Warner	131,893	2,879,224
Time Warner Cable	33,105	1,066,974
		43,997,995
Consumer Staples—11.5%
Coca-Cola Enterprises	141,840	2,419,790
Colgate-Palmolive	135,990	8,023,410
CVS Caremark	233,820	7,430,800
Energizer Holdings	38,540 [b]	2,208,342
Lorillard	129,010	8,144,401
Nestle, ADR	196,550	6,378,047
PepsiCo	101,550	5,053,128
Philip Morris International	182,430	6,603,966
Wal-Mart Stores	138,400	6,975,360
		53,237,244
Energy—13.0%
Anadarko Petroleum	83,760	3,606,706
Chevron	228,900	15,130,290
ConocoPhillips	173,340	7,106,940
Hess	121,390	6,650,958
Marathon Oil	198,450	5,893,965
Newfield Exploration	199,290 [b]	6,213,862
Occidental Petroleum	122,680	6,905,657
Williams Cos.	157,680	2,223,288
XTO Energy	182,057	6,310,096
		60,041,762

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)
Financial—12.3%
Ameriprise Financial	188,310	4,961,968
Bank of America	248,310	2,217,408
BlackRock	28,240	4,137,725
Charles Schwab	211,270	3,904,270
Chubb	139,770	5,444,041
First Horizon National	357,244 [a]	4,111,878
Franklin Resources	67,370	4,074,538
JPMorgan Chase & Co.	394,590	13,021,470
KeyCorp	349,950	2,152,192
MetLife	106,220	3,160,045
Northern Trust	58,920	3,202,891
Wells Fargo & Co.	321,780 [a]	6,438,818
		56,827,244
Health Care—13.0%
Aetna	132,560	2,917,646
Amgen	145,020 [b]	7,029,119
Biogen Idec	42,080 [b]	2,034,147
Cephalon	30,460 [a,b]	1,998,481
Covidien	91,080	3,003,818
Gilead Sciences	103,080 [b]	4,721,064
Hospira	82,800 [b]	2,721,636
McKesson	49,610	1,835,570
Merck & Co.	100,480	2,435,635
Owens & Minor	58,680	2,035,022
Pfizer	548,364	7,326,143
Schering-Plough	219,610	5,055,422
St. Jude Medical	103,360 [b]	3,464,627
Teva Pharmaceutical Industries, ADR	61,950	2,718,986
Vertex Pharmaceuticals	200,290 [a,b]	6,172,938
Wyeth	114,670	4,862,008
		60,332,262
Industrial—9.7%
Cummins	55,860	1,899,240
Dover	152,840	4,704,415
FedEx	93,040	5,206,518
Fluor	50,460	1,910,920
General Electric	277,530	3,510,755

8

Common Stocks (continued)	Shares	Value ($)
Industrial (continued)
Goodrich	53,480	2,368,094
L-3 Communications Holdings	55,810	4,249,932
Norfolk Southern	157,520	5,620,314
Parker Hannifin	129,640	5,879,174
Raytheon	65,230	2,950,353
Textron	112,460	1,206,696
Tyco International	215,230	5,113,865
		44,620,276
Information Technology—22.3%
Akamai Technologies	166,110 [a,b]	3,657,742
Apple	46,990 [b]	5,912,752
Broadcom, Cl. A	183,280 [b]	4,250,263
Cisco Systems	571,890 [b]	11,048,915
Corning	142,940	2,089,783
EMC	385,960 [b]	4,836,079
Intel	319,960	5,048,969
International Business Machines	117,770	12,155,042
Juniper Networks	155,490 [b]	3,366,359
Lam Research	158,530 [b]	4,419,816
Microsoft	522,870	10,593,346
Motorola	809,620	4,477,199
National Semiconductor	207,440 [a]	2,566,033
Nokia, ADR	266,570	3,769,300
Oracle	408,450	7,899,423
QUALCOMM	187,010	7,914,263
Symantec	240,500 [b]	4,148,625
Visa, Cl. A	74,130 [a]	4,815,485
		102,969,394
Materials—2.2%
E.I. du Pont de Nemours & Co.	198,610	5,541,219
Freeport-McMoRan Copper & Gold	106,200	4,529,430
		10,070,649
Telecommunication Services—2.0%
AT & T	361,140	9,252,407
Utilities—3.5%
American Electric Power	222,010	5,856,624
PG & E	102,420	3,801,830

The Fund 9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)
Utilities (continued)
Sempra Energy	139,390	6,414,728
		16,073,182
Total Common Stocks
(cost $478,357,534)		457,422,415

Other Investment—.9%
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $3,987,000)	3,987,000 [c]	3,987,000

Investment of Cash Collateral
for Securities Loaned—5.8%
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $26,948,516)	26,948,516 [c]	26,948,516
Total Investments (cost $509,293,050)	105.7%	488,357,931
Liabilities, Less Cash and Receivables	(5.7%)	(26,199,972)
Net Assets	100.0%	462,157,959

ADR—American Depository Receipts

a	All or a portion of these securities are on loan. At April 30, 2009, the total market value of the fund’s securities on loan is $26,236,243 and the total market value of the collateral held by the fund is $26,948,516.
b	Non-income producing security.
c	Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Information Technology	22.3	Consumer Discretionary	9.5
Energy	13.0	Money Market Investments	6.7
Health Care	13.0	Utilities	3.5
Financial	12.3	Materials	2.2
Consumer Staples	11.5	Telecommunication Services	2.0
Industrial	9.7		105.7

† Based on net assets.
See notes to financial statements.

10

STATEMENT OF ASSETS AND LIABILITIES April 30, 2009 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $26,236,243)—Note 1(b):
Unaffiliated issuers	478,357,534	457,422,415
Affiliated issuers	30,935,516	30,935,516
Cash		68,008
Receivable for investment securities sold		4,594,829
Dividends and interest receivable		741,027
Receivable for shares of Capital Stock subscribed		86,142
		493,847,937
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		374,155
Liability for securities on loan—Note 1(b)		26,948,516
Payable for investment securities purchased		4,182,582
Payable for shares of Capital Stock redeemed		184,725
		31,689,978
Net Assets ($)		462,157,959
Composition of Net Assets ($):
Paid-in capital		631,134,191
Accumulated undistributed investment income—net		1,852,303
Accumulated net realized gain (loss) on investments		(149,893,416)
Accumulated net unrealized appreciation
(depreciation) on investments		(20,935,119)
Net Assets ($)		462,157,959
Shares Outstanding
(165 million shares of $.001 par value Capital Stock authorized)		22,800,294
Net Asset Value, offering and redemption price per share ($)		20.27

See notes to financial statements.

The Fund 11

STATEMENT OF OPERATIONS Six Months Ended April 30, 2009 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $147,911 foreign taxes withheld at source):
Unaffiliated issuers	6,095,933
Affiliated issuers	4,054
Interest	2,835
Income from securities lending	84,088
Total Income	6,186,910
Expenses:
Management fee—Note 3(a)	2,026,218
Distribution fees—Note 3(b)	225,135
Directors’ fees—Note 3(a)	18,621
Loan commitment fees—Note 2	2,585
Interest expense—Note 2	83
Total Expenses	2,272,642
Less—Directors’ fees reimbursed
by the Manager—Note 3(a)	(18,621)
Net Expenses	2,254,021
Investment Income—Net	3,932,889
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(113,679,680)
Net unrealized appreciation (depreciation) on investments	54,640,228
Net Realized and Unrealized Gain (Loss) on Investments	(59,039,452)
Net (Decrease) in Net Assets Resulting from Operations	(55,106,563)

See notes to financial statements.

12

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	April 30, 2009	Year Ended
	(Unaudited)	October 31, 2008
Operations ($):
Investment income—net	3,932,889	8,465,138
Net realized gain (loss) on investments	(113,679,680)	(34,934,480)
Net unrealized appreciation
(depreciation) on investments	54,640,228	(292,073,821)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(55,106,563)	(318,543,163)
Dividends to Shareholders from ($):
Investment income—net	(4,998,109)	(8,002,778)
Net realized gain on investments	—	(91,047,656)
Total Dividends	(4,998,109)	(99,050,434)
Capital Stock Transactions ($):
Net proceeds from shares sold	24,271,321	31,693,253
Dividends reinvested	4,636,170	93,755,211
Cost of shares redeemed	(39,341,819)	(120,977,310)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(10,434,328)	4,471,154
Total Increase (Decrease) in Net Assets	(70,539,000)	(413,122,443)
Net Assets ($):
Beginning of Period	532,696,959	945,819,402
End of Period	462,157,959	532,696,959
Undistributed investment income—net	1,852,303	2,917,523
Capital Share Transactions (Shares):
Shares sold	1,227,474	1,060,519
Shares issued for dividends reinvested	222,767	2,672,520
Shares redeemed	(2,044,679)	(3,843,888)
Net Increase (Decrease) in Shares Outstanding	(594,438)	(110,849)

See notes to financial statements.

The Fund 13

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

Six Months Ended
April 30, 2009			Year Ended October 31,
	(Unaudited)	2008	2007	2006	2005	2004
Per Share Data ($):
Net asset value,
beginning of period	22.77	40.24	37.35	32.52	30.02	28.64
Investment Operations:
Investment income—net[a]	.17	.35	.26	.29	.34	.19
Net realized and unrealized
gain (loss) on investments	(2.46)	(13.57)	6.31	4.88	2.46	1.38
Total from
Investment Operations	(2.29)	(13.22)	6.57	5.17	2.80	1.57
Distributions:
Dividends from
investment income—net	(.21)	(.34)	(.23)	(.34)	(.30)	(.19)
Dividends from net realized
gain on investments	—	(3.91)	(3.45)	—	—	—
Total Distributions	(.21)	(4.25)	(3.68)	(.34)	(.30)	(.19)
Net asset value, end of period	20.27	22.77	40.24	37.35	32.52	30.02
Total Return (%)	(10.06)[b]	(36.51)	18.98	16.01	9.37	5.54
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.01[c]	1.01	1.00	1.00	1.00	1.00
Ratio of net expenses
to average net assets	1.00[c]	1.00	.98	.93	.90	.93
Ratio of net investment income
to average net assets	1.75[c]	1.12	.69	.86	1.06	.66
Portfolio Turnover Rate	52.95[b]	70.11	49.43	96.40	68.42	79.49
Net Assets, end of period
($ x 1,000)	462,158	532,697	945,819	941,091	1,075,938	1,245,344

a	Based on average shares outstanding at each month end.
b	Not annualized.
c	Annualized.

See notes to financial statements.

14

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Disciplined Stock Fund (the “fund”) is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the “Company”) which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering eleven series, including the fund.The fund’s investment objective is to seek capital appreciation. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as investment adviser. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold to the public without a sales charge.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sale price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange, are valued at their net asset value. When market quotations or official

The Fund 15

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price.

The fund adopted Statement of Financial Accounting Standards No. 157 “FairValue Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the fund’s investments relating to FAS 157.These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

16

The following is a summary of the inputs used as of April 30, 2009 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Quoted	Observable Unobservable
	Prices	Inputs	Inputs	Total
Assets ($)
Investments in
Securities	481,979,884	6,378,047	—	488,357,931
Other Financial
Instruments†	—	—	—	—
Liabilities ($)
Other Financial
Instruments†	—	—	—	—

†	Other financial instruments include derivative instruments, such as futures, forward currency exchange contracts, swap contracts and options contracts. Amounts shown represent unrealized appreciation (depreciation) at period end.

In April 2009, the Financial Accounting Standards Board (“FASB”) issued FASB Staff Position No. 157-4,“Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FSP 157-4”). FSP 157-4 provides additional guidance for estimating fair value in accordance with FAS 157, when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009. Management is currently evaluating the impact the adoption of FSP 157-4 will have on the fund’s financial statement disclosures.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments is recognized on the accrual basis.

The Fund 17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Pursuant to a securities lending agreement withThe Bank of NewYork Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. It is the fund’s policy that collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended April 30, 2009,The Bank of New York Mellon earned $36,038, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

18

As of and during the period ended April 30, 2009, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the three-year period ended October 31, 2008 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The fund has an unused capital loss carryover of $34,548,052 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 2008. If not applied, the carryover expires in fiscal 2016.

The tax character of distributions paid to shareholders during the fiscal year ended October 31, 2008 was as follows: ordinary income $35,193,440 and long-term capital gains $63,856,994.The tax character of the current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $145 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of Facility fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average daily amount of borrowings outstanding under the Facilities during the period ended April 30, 2009, was approximately $11,900 with a related weighted average annualized interest rate of 1.40%.

The Fund 19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

NOTE 3—Investment Management Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Management Agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective,policies and limitations.For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .90% of the value of the fund’s average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund’s allocable portion of fees and expenses of the non-interested Directors (including counsel fees). Each Director receives $45,000 per year, plus $6,000 for each joint Board meeting of the Company, The Dreyfus/Laurel Tax-Free Municipal Funds, The Dreyfus/Laurel Funds Trust (collectively, the “Dreyfus/Laurel Funds”) and Dreyfus Investment Funds attended, $2,000 for separate in-person committee meetings attended which are not held in conjunction with a regularly scheduled Board meeting and $1,500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses.With respect to Board meetings, the Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). With respect to compensation committee meetings, the Chair of the compensation committee receives $900 per meeting. In the event that there is an in-person joint committee meeting or a joint telephone meeting of the Dreyfus/Laurel Funds, Dreyfus Investment Funds and Dreyfus High Yield Strategies Fund, the $2,000 or $1,500 fee, as applicable, will be allocated between the Dreyfus/Laurel Funds, Dreyfus Investment Funds and Dreyfus High Yield Strategies Fund. These fees and expenses are

20

charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable by certain other series of the Company to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, the fund may pay annually up to .10% of the value of the fund’s average daily net assets to compensate BNY Mellon and the Manager for shareholder servicing activities and the Distributor for shareholder servicing activities and expenses primarily intended to result in the sale of fund shares. During the period ended April 30, 2009, the fund was charged $225,135 pursuant to the Plan.

Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Directors who are not “interested persons” of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plan.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $336,850 and Rule 12b-1 distribution plan fees $37,305.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 2009, amounted to $242,683,550 and $242,055,349, respectively.

At April 30, 2009, accumulated net unrealized depreciation on investments was $20,935,119, consisting of $34,788,901 gross unrealized appreciation and $55,724,020 gross unrealized depreciation.

At April 30, 2009, the cost of investment for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

The Fund 21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The FASB released Statement of Financial Accounting Standards No. 161 “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agree-ments.The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements and the accompanying notes has not yet been determined.

22

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S INVESTMENT MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on February 9 and 10, 2009, the Board considered the re-approval of the fund’s Investment Management Agreement (“Management Agreement”), pursuant to which the Manager provides the fund with investment advisory and administrative services. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Manager.

Analysis of Nature, Extent and Quality of Services Provided to the Fund.The Board members considered information previously provided to them in a presentation from representatives of the Manager regarding services provided to the fund and other funds in the Dreyfus fund complex, and representatives of the Manager confirmed that there had been no material changes in this information.The Board also discussed the nature, extent and quality of the services provided to the fund pursuant to its Management Agreement. The Manager’s representatives reviewed the fund’s distribution of accounts and the relationships the Manager has with various intermediaries and the different needs of each.The Manager’s representatives noted the distribution channels for the fund as well as the diversity of distribution among the funds in the Dreyfus fund complex, and the Manager’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including those of the fund.The Manager provided the number of shareholder accounts in the fund, as well as the fund’s asset size.

The Board members also considered the Manager’s research and portfolio management capabilities and that the Manager also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board members also considered the Manager’s extensive administrative, accounting and compliance infrastructure. The Board

The Fund 23

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S INVESTMENT MANAGEMENT AGREEMENT (Unaudited) (continued)

also considered the Manager’s brokerage policies and practices, the standards applied in seeking best execution and the Manager’s policies and practices regarding soft dollars.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board members reviewed the fund’s performance and comparisons to a group of retail, no-load, large-cap core funds (the “Performance Group”) and to a larger universe of funds, consisting of all retail and institutional large-cap core funds (the “Performance Universe”) selected and provided by Lipper, Inc., an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to select the Performance Group and Performance Universe, as well as the Expense Group and Expense Universe (discussed below). The Board members discussed the results of the comparisons and noted that the fund’s total return performance was above the Performance Group and Performance Universe medians for the two-, three- and four-year periods ended December 31, 2008, below the Performance Group and Performance Universe medians for the one- and ten-year periods and below the Performance Group median and above the Performance Universe median for the five-year period ended December 31, 2008. The Manager also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board members also discussed the fund’s contractual and actual management fee and expense ratio and reviewed the range of management fees and expense ratios of a comparable group of funds (the “Expense Group”) and a broader group of funds (the “Expense Universe”), each selected and provided by Lipper.The Board members noted the fund’s “unitary-fee” structure and that the fund’s contractual management fee was above the Expense Group median and the fund’s actual management fee was above the Expense Group and Expense Universe medians.The Board members noted that the fund’s expense ratio was above the Expense Group and Expense Universe medians.

24

Representatives of the Manager reviewed with the Board members the fees paid to the Manager or its affiliates by mutual funds managed by the Manager or its affiliates with similar investment objectives, policies and strategies, and included in the same Lipper category as the fund (the “Similar Funds”), and by other accounts managed by the Manager or its affiliates with similar investment objectives, policies and strategies as the fund (the “Similar Accounts”).The Manager’s representatives explained the nature of the Similar Accounts and the differences, from the Manager’s perspective, in providing services to such Similar Accounts as compared to managing and providing services to the fund. The Manager’s representatives also reviewed the costs associated with distribution through intermediaries. The Board analyzed differences in fees paid to the Manager and discussed the relationship of the fees paid in light of the services provided, noting the fund’s “unitary fee” structure. The Board members considered the relevance of the fee information provided for the Similar Funds and the Similar Accounts to evaluate the appropriateness and reasonableness of the fund’s management fee. The Board acknowledged that differences in fees paid by the Similar Accounts seemed to be consistent with the services provided.

Analysis of Profitability and Economies of Scale. The Manager’s representatives reviewed the dollar amount of expenses allocated and profit received by the Manager and the method used to determine such expenses and profit. The Board previously had been provided with information prepared by an independent consulting firm regarding the Manager’s approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund com-plex.The Board also was informed that the methodology had also been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable.The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the fund.The Board members

The Fund 25

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S INVESTMENT MANAGEMENT AGREEMENT (Unaudited) (continued)

evaluated the profitability analysis in light of the relevant circumstances for the fund, including the recent decline in assets, and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders.The Board members also considered potential benefits to the Manager from acting as investment adviser and noted the Manager’s soft dollar arrangements with respect to trading the fund’s portfolio.

It was noted that the Board members should consider the Manager’s profitability with respect to the fund as part of their evaluation of whether the fees under the Management Agreement bear a reasonable relationship to the mix of services provided by the Manager, including the nature, extent and quality of such services and that a discussion of economies of scale is predicated on increasing assets and that, if a fund’s assets had been decreasing, the possibility that the Manager may have realized any economies of scale would be less. It also was noted that the profitability percentage for managing the fund was within the range determined by appropriate court cases to be reasonable given the services rendered and generally superior service levels provided by the Manager.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the fund’s Management Agreement. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, extent and quality of the ser- vices provided by the Manager are adequate and appropriate.
  While the Board was generally satisfied with the fund’s relative per- formance over the longer-term, the Board was somewhat concerned with the fund’s one-year relative performance and determined to monitor the fund’s performance closely.

26

  The Board concluded that the fee paid by the fund to the Manager was reasonable in light of the services provided, comparative perfor- mance, expense and advisory fee information, costs of the services provided and profits to be realized and benefits derived or to be derived by the Manager from its relationship with the fund.
  The Board determined that the economies of scale which may accrue to the Manager and its affiliates in connection with the man- agement of the fund had been adequately considered by the Manager in connection with the management fee rate charged to the fund and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the fund’s Management Agreement was in the best interests of the fund and its shareholders and that the Management Agreement would be renewed through April 4, 2010.

The Fund 27

NOTES

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the CEO
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses With Those of Other Funds
7	Statement of Investments
11	Statement of Assets and Liabilities
12	Statement of Operations
13	Statement of Changes in Net Assets
15	Financial Highlights
19	Notes to Financial Statements
29	Information About the Review and Approval of the Fund’s Investment Management Agreement
FOR MORE INFORMATION
Back Cover

Dreyfus Large Company Stock Fund

The Fund

A LETTER FROM THE CEO Dear Shareholder:

We present to you this semiannual report for Dreyfus Large Company Stock Fund, covering the six-month period from November 1, 2008, through April 30, 2009.

The reporting period began with the equities market plummeting severely in late 2008,and rebounding over 20% by the end of the reporting period from dramatic March 2009 lows. In supporting the recent rally, investors apparently shrugged off more bad economic news: the unemployment rate surged to a 25-year high in April, and a 6.3% annualized contraction in economic growth over the fourth quarter of 2008 was followed by a further 6.1% economic contraction during the first quarter of 2009.Yet, the rebound between March 7 and April 30 proved to be one of the more robust in the history of the U.S. stock market. These enormous swings have left investors wondering if the equities market is forecasting sustainable economic improvement, or whether these events represent what many call a bear market rally.We generally have remained cautious in the absence of real economic progress, but the market’s gyrations illustrate an important feature of many market rallies—when they begin to snap back, the rebounds are often quick and sharp, usually leaving most investors on the sidelines.That’s why we encourage you to speak regularly with your financial consultant, who can discuss with you the potential benefits of adhering to a long-term investment strategy tailored to your current investment needs and future goals.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s Portfolio Manager.

Thank you for your continued confidence and support.

Jonathan R. Baum Chairman and Chief Executive Officer The Dreyfus Corporation May 15, 2009

2

DISCUSSION OF FUND PERFORMANCE

For the reporting period of November 1, 2008, through April 30, 2009, as provided by Sean P. Fitzgibbon, Portfolio Manager

Fund and Market Performance Overview

For the six-month period ended April 30,2009,Dreyfus Large Company Stock Fund’s Class A shares produced a total return of –9.70%, Class B shares returned –10.03%, Class C shares returned –10.03% and Class I shares returned –9.64%.1 In comparison, the total return of the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”), the fund’s benchmark, was –8.52% for the same period.2

Despite a strong springtime rally, a deepening economic recession and a persistent banking crisis drove stock prices broadly lower during the reporting period.Although the fund produced relatively strong returns in the utilities, energy and consumer staples sectors, disappointing results in other areas, most notably the financials sector, caused its performance to trail the benchmark.

The Fund’s Investment Approach

The fund seeks capital appreciation.To pursue its goal, the fund normally invests at least 80% of its assets in stocks of large-cap companies.The fund invests in a diversified portfolio of growth and value stocks, remaining fully invested and industry and sector neutral in relation to the S&P 500 Index. Stocks are chosen through a disciplined investment process that combines computer-modeling techniques, fundamental analysis and risk management. The result is a broadly diversified portfolio of carefully selected stocks,with performance determined by a large number of securities. At the end of the reporting period, the fund held positions in approximately 96 stocks across 10 economic sectors.

A Late Market Rally Partly Offset Earlier Losses

During the first four months of the reporting period, markets plunged in response to a severe recession and a global banking crisis. From the beginning of the reporting period through March 1, 2009, the S&P

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

500 Index lost roughly 23% of its value, continuing a slide of historic proportions that began in mid-2008, when massive investment losses threatened to precipitate the failure of some of the world’s major financial institutions. Although economic fundamentals continued to deteriorate throughout the reporting period, investor sentiment improved in early March as bargain hunters bid stock prices higher. During March and April 2009, the market rallied strongly, making up much of the ground it lost earlier in the reporting period.

Taking Advantage of Evolving Opportunities

As the reporting period began, with markets in free fall, the fund emphasized higher-quality stocks with defensive characteristics, many of which delivered relatively strong returns. For example, in the utilities sector, where the fund significantly outperformed its benchmark, California regulated utilities PG&E and Sempra Energy benefited from built-in protection against rising capital costs. Sempra Energy also recovered from earlier concerns regarding the future of its commodity joint venture with Royal Bank of Scotland.

As markets dropped further, our disciplined security selection process identified a number of solid companies with strong growth potential selling at compelling valuations. In the energy sector, we reallocated assets into the more oil-price-sensitive exploration-and-production area, including independent companies such as Newfield Exploration, Anadarko Petroleum and Marathon Oil, all of which delivered positive returns. In the consumer staples sector, the fund avoided traditional safe havens, such as household goods giant Procter & Gamble, due to valuation concerns, focusing instead on more attractively valued names, such as battery maker Energizer Holdings and bottler Coca-Cola Enterprises. Largely as a result, the fund’s returns in these sectors exceeded those of the benchmark during the reporting period.

On a more negative note, the fund’s holdings in the hard-hit financials sector detracted substantially from relative performance. Losses in two key holdings took a particularly steep toll on returns: Fifth Third Bancorp, which suffered from credit deterioration issues, and Bank of America, which the fund failed to hold at some of the more propitious

4

times during the reporting period. Disappointing returns from a small number of information technology and materials holdings further undermined the fund’s relative performance. Notable sources of underperformance included our lack of exposure to International Business Machines in the technology sector, and our holdings in International Paper and Pactiv in the materials sector.

Positioning for an Eventual Recovery

While we cannot predict the timing of an economic recovery, we believe that current equity valuations represent a compelling opportunity to purchase shares of fundamentally sound companies at attractive prices.As of the end of the reporting period, we have taken a number of steps to better position the fund for these opportunities. In the technology sector, we have shifted from slightly underweighted to mildly overweighted exposure. Among financial stocks, we have added holdings in a diversified group of insurers, investment managers and areas we expect to participate in recovery. In the materials and industrials sectors, we have focused on companies that we believe are positioned to benefit early in a new economic cycle. Finally, in the health care sector, we have emphasized biotechnology firms with strong product pipelines, which we believe give them robust growth prospects and make them attractive potential acquisition targets for pharmaceutical companies facing competition from generic drug makers.

May 15, 2009

1	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charges in the case of Class A shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
2	SOURCE: LIPPER INC. — Reflects the monthly reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s 500 Composite Stock Price Index is
a widely accepted, unmanaged index of U.S. stock market performance.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Large Company Stock Fund from November 1, 2008 to April 30, 2009. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment assuming actual returns for the six months ended April 30, 2009

	Class A	Class B	Class C	Class I
Expenses paid per $1,000†	$ 5.43	$ 8.95	$ 8.95	$ 4.25
Ending value (after expenses)	$903.00	$899.70	$899.70	$903.60

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended April 30, 2009

	Class A	Class B	Class C	Class I
Expenses paid per $1,000†	$ 5.76	$ 9.49	$ 9.49	$ 4.51
Ending value (after expenses)	$1,019.09	$1,015.37	$1,015.37	$1,020.33

† Expenses are equal to the fund’s annualized expense ratio of 1.15% for Class A, 1.90% for Class B, 1.90% for
Class C and .90% for Class I, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS April 30, 2009 (Unaudited)

Common Stocks—99.3%	Shares	Value ($)
Consumer Discretionary—9.5%
American Eagle Outfitters	7,320	108,482
Bally Technologies	11,940 [a]	312,589
Best Buy	6,330	242,945
Family Dollar Stores	7,280	241,623
Gap	23,650	367,521
Home Depot	18,620	490,078
Macy’s	9,300	127,224
News, Cl. A	36,080	298,021
O’Reilly Automotive	4,920 [a,b]	191,142
Omnicom Group	12,330	388,025
Rent-A-Center	9,890 [a]	190,383
Ross Stores	4,620	175,283
Time Warner	10,250	223,758
Time Warner Cable	2,560	82,509
		3,439,583
Consumer Staples—11.6%
Coca-Cola Enterprises	11,240	191,754
Colgate-Palmolive	10,800	637,200
CVS Caremark	18,170	577,443
Energizer Holdings	3,010 [a]	172,473
Lorillard	10,080	636,350
Nestle, ADR	15,500	502,975
PepsiCo	7,960	396,090
Philip Morris International	14,780	535,036
Wal-Mart Stores	10,820	545,328
		4,194,649
Energy—13.1%
Anadarko Petroleum	6,650	286,349
Chevron	18,120	1,197,732
ConocoPhillips	13,460	551,860
Hess	9,420	516,122
Marathon Oil	15,430	458,271
Newfield Exploration	15,580 [a]	485,784
Occidental Petroleum	9,540	537,007
Williams Cos.	12,570	177,237
XTO Energy	14,395	498,931
		4,709,293

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)
Financial—12.3%
Ameriprise Financial	14,720	387,872
Bank of America	19,520	174,313
BlackRock	2,210	323,809
Charles Schwab	16,220	299,746
Chubb	10,830	421,829
First Horizon National	28,079 [b]	323,189
Franklin Resources	5,230	316,310
JPMorgan Chase & Co.	30,570	1,008,810
KeyCorp	27,070	166,481
MetLife	8,310	247,223
Northern Trust	4,540	246,794
Wells Fargo & Co.	25,160	503,452
		4,419,828
Health Care—13.1%
Aetna	10,340	227,583
Amgen	11,320 [a]	548,680
Biogen Idec	3,270 [a]	158,072
Cephalon	2,340 [a,b]	153,527
Covidien	7,092	233,894
Gilead Sciences	8,080 [a]	370,064
Hospira	6,360 [a]	209,053
McKesson	3,880	143,560
Merck & Co.	7,960	192,950
Owens & Minor	4,570	158,488
Pfizer	42,743	571,046
Schering-Plough	17,160	395,023
St. Jude Medical	8,150 [a]	273,188
Teva Pharmaceutical Industries, ADR	4,870	213,744
Vertex Pharmaceuticals	15,630 [a,b]	481,717
Wyeth	8,850	375,240
		4,705,829
Industrial—9.7%
Cummins	4,360	148,240
Dover	11,960	368,129
FedEx	7,300	408,508
Fluor	3,930	148,829

8

Common Stocks (continued)	Shares	Value ($)
Industrial (continued)
General Electric	21,670	274,126
Goodrich	4,190	185,533
L-3 Communications Holdings	4,450	338,868
Norfolk Southern	12,310	439,221
Parker Hannifin	10,170	461,210
Raytheon	5,200	235,196
Textron	8,780	94,209
Tyco International	17,162	407,769
		3,509,838
Information Technology—22.3%
Akamai Technologies	12,950 [a,b]	285,159
Apple	3,590 [a]	451,730
Broadcom, Cl. A	14,160 [a]	328,370
Cisco Systems	44,680 [a]	863,218
Corning	11,270	164,767
EMC	30,140 [a]	377,654
Intel	24,730	390,239
International Business Machines	9,190	948,500
Juniper Networks	12,130 [a]	262,615
Lam Research	12,330 [a]	343,760
Microsoft	40,770	826,000
Motorola	63,640	351,929
National Semiconductor	16,140 [b]	199,652
Nokia, ADR	20,830	294,536
Oracle	31,890	616,753
QUALCOMM	14,570	616,602
Symantec	18,770 [a]	323,783
Visa, Cl. A	5,845	379,691
		8,024,958
Materials—2.2%
E.I. du Pont de Nemours & Co.	15,510	432,729
Freeport-McMoRan Copper & Gold	8,320	354,848
		787,577
Telecommunication
Services—2.0%
AT & T	27,830	713,004

The Fund 9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)
Utilities—3.5%
American Electric Power	17,160	452,681
PG & E	8,730	324,058
Sempra Energy	10,790	496,556
		1,273,295
Total Common Stocks
(cost $40,429,860)		35,777,854

Other Investment—.5%
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $190,000)	190,000 [c]	190,000

Investment of Cash Collateral
for Securities Loaned—3.9%
Registered Investment Company;
Dreyfus Institutional Cash Advantage Plus Fund
(cost $1,421,975)	1,421,975 [c]	1,421,975
Total Investments (cost $42,041,835)	103.7%	37,389,829
Liabilities, Less Cash and Receivables	(3.7%)	(1,347,135)
Net Assets	100.0%	36,042,694

ADR—American Depository Receipts

a	Non-income producing security.
b	All or a portion of these securities are on loan. At April 30, 2009, the total market value of the fund’s securities on loan is $1,377,193 and the total market value of the collateral held by the fund is $1,421,975.
c	Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Information Technology	22.3	Consumer Discretionary	9.5
Energy	13.1	Money Market Investments	4.4
Health Care	13.1	Utilities	3.5
Financial	12.3	Materials	2.2
Consumer Staples	11.6	Telecommunication Services	2.0
Industrial	9.7		103.7

† Based on net assets.
See notes to financial statements.

10

STATEMENT OF ASSETS AND LIABILITIES April 30, 2009 (Unaudited)

			Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $1,377,193)—Note 1(b):
Unaffiliated issuers			40,429,860	35,777,854
Affiliated issuers			1,611,975	1,611,975
Cash				16,080
Receivable for investment securities sold				360,525
Dividends and interest receivable				57,897
Receivable for shares of Capital Stock subscribed				24,455
Prepaid expenses				742
				37,849,528
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)				35,862
Liability for securities on loan—Note 1(b)				1,421,975
Payable for investment securities purchased				326,814
Payable for shares of Capital Stock redeemed				22,183
				1,806,834
Net Assets ($)				36,042,694
Composition of Net Assets ($):
Paid-in capital				84,387,750
Accumulated undistributed investment income—net				156,584
Accumulated net realized gain (loss) on investments				(43,849,634)
Accumulated net unrealized appreciation
(depreciation) on investments				(4,652,006)
Net Assets ($)				36,042,694

Net Asset Value Per Share
	Class A	Class B	Class C	Class I
Net Assets ($)	26,196,702	1,793,923	3,386,592	4,665,477
Shares Outstanding	1,639,347	119,111	224,877	287,731
Net Asset Value Per Share ($)	15.98	15.06	15.06	16.21

See notes to financial statements.

The Fund 11

STATEMENT OF OPERATIONS Six Months Ended April 30, 2009 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $11,629 foreign taxes withheld at source):
Unaffiliated issuers	482,153
Affiliated issuers	170
Income from securities lending	3,183
Total Income	485,506
Expenses:
Management fee—Note 3(a)	161,461
Distribution and service fees—Note 3(b)	59,605
Directors’ fees—Note 3(a)	1,452
Loan commitment fees—Note 2	204
Interest expense—Note 2	5
Total Expenses	222,727
Less—Directors’ fees reimbursed
by the Manager—Note 3(a)	(1,452)
Net Expenses	221,275
Investment Income—Net	264,231
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(8,855,104)
Net unrealized appreciation (depreciation) on investments	4,209,960
Net Realized and Unrealized Gain (Loss) on Investments	(4,645,144)
Net (Decrease) in Net Assets Resulting from Operations	(4,380,913)

See notes to financial statements.

12

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	April 30, 2009	Year Ended
	(Unaudited)[a]	October 31, 2008
Operations ($):
Investment income—net	264,231	536,616
Net realized gain (loss) on investments	(8,855,104)	(2,962,803)
Net unrealized appreciation
(depreciation) on investments	4,209,960	(24,357,824)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(4,380,913)	(26,784,011)
Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	(272,749)	(432,848)
Class B Shares	(14,245)	(25,071)
Class C Shares	(20,727)	(26,534)
Class I Shares	(53,754)	(88,120)
Class T Shares	(1,952)	(2,918)
Total Dividends	(363,427)	(575,491)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A Shares	1,529,700	5,439,982
Class B Shares	27,173	1,199,484
Class C Shares	192,545	473,194
Class I Shares	15,382	57,853
Class T Shares	8,289	222,838
Dividends reinvested:
Class A Shares	247,234	390,170
Class B Shares	12,923	23,128
Class C Shares	13,207	11,352
Class I Shares	43,296	70,854
Class T Shares	1,843	2,617
Cost of shares redeemed:
Class A Shares	(2,828,417)	(10,117,362)
Class B Shares	(791,269)	(3,861,855)
Class C Shares	(283,986)	(1,537,138)
Class I Shares	(183,492)	(878,424)
Class T Shares	(240,117)	(243,921)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(2,235,689)	(8,747,228)
Total Increase (Decrease) in Net Assets	(6,980,029)	(36,106,730)
Net Assets ($):
Beginning of Period	43,022,723	79,129,453
End of Period	36,042,694	43,022,723
Undistributed investment income—net	156,584	255,780

The Fund 13

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Six Months Ended
	April 30, 2009	Year Ended
	(Unaudited)[a]	October 31, 2008
Capital Share Transactions:
Class Ab,c
Shares sold	99,608	217,074
Shares issued for dividends reinvested	15,274	14,705
Shares redeemed	(188,272)	(418,717)
Net Increase (Decrease) in Shares Outstanding	(73,390)	(186,938)
Class Bb
Shares sold	2,152	49,904
Shares issued for dividends reinvested	865	885
Shares redeemed	(54,944)	(165,665)
Net Increase (Decrease) in Shares Outstanding	(51,927)	(114,876)
Class C
Shares sold	12,919	20,355
Shares issued for dividends reinvested	886	435
Shares redeemed	(19,743)	(67,685)
Net Increase (Decrease) in Shares Outstanding	(5,938)	(46,895)
Class I
Shares sold	981	2,406
Shares issued for dividends reinvested	2,625	2,650
Shares redeemed	(11,872)	(34,812)
Net Increase (Decrease) in Shares Outstanding	(8,266)	(29,756)
Class Tc
Shares sold	552	9,208
Shares issued for dividends reinvested	116	100
Shares redeemed	(15,918)	(10,187)
Net Increase (Decrease) in Shares Outstanding	(15,250)	(879)

a	Effective close of business on February 4, 2009, the fund no longer offers Class T shares.
b	During the period ended April 30, 2009, 28,991 Class B shares representing $416,177 were automatically converted to 27,351 Class A shares and during the period ended October 31, 2008, 87,530 Class B shares representing $2,090,325 were automatically converted to 82,646 Class A shares.
c	On the close of business on February 4, 2009, 11,735 Class T shares representing $173,675 were automatically converted to 11,555 Class A shares.

See notes to financial statements.

14

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

Six Months Ended
April 30, 2009			Year Ended October 31,
Class A Shares	(Unaudited)	2008	2007	2006	2005	2004
Per Share Data ($):
Net asset value,
beginning of period	17.88	28.48	24.03	20.81	19.27	18.23
Investment Operations:
Investment income—net[a]	.12	.23	.16	.16	.17	.10
Net realized and unrealized
gain (loss) on investments	(1.86)	(10.60)	4.39	3.14	1.59	1.00
Total from Investment Operations	(1.74)	(10.37)	4.55	3.30	1.76	1.10
Distributions:
Dividends from
investment income—net	(.16)	(.23)	(.10)	(.08)	(.22)	(.06)
Net asset value, end of period	15.98	17.88	28.48	24.03	20.81	19.27
Total Return (%)[b]	(9.70)[c]	(36.71)	18.98	15.81	9.23	6.05
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.16[d]	1.16	1.15	1.15	1.15	1.15
Ratio of net expenses
to average net assets	1.15[d]	1.15	1.11	1.05	1.05	1.08
Ratio of net investment income
to average net assets	1.56[d]	.94	.61	.71	.84	.51
Portfolio Turnover Rate	54.77[c]	65.62	50.62	97.90	70.09	65.83
Net Assets, end of period
($ x 1,000)	26,197	30,616	54,103	47,928	39,665	33,185

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
c	Not annualized.
d	Annualized.

See notes to financial statements.

The Fund 15

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
April 30, 2009			Year Ended October 31,
Class B Shares	(Unaudited)	2008	2007	2006	2005	2004
Per Share Data ($):
Net asset value,
beginning of period	16.85	26.91	22.83	19.85	18.45	17.54
Investment Operations:
Investment income (loss)—net[a]	.06	.04	(.02)	.00[b]	.04	(.05)
Net realized and unrealized
gain (loss) on investments	(1.76)	(10.00)	4.15	2.98	1.50	.98
Total from Investment Operations	(1.70)	(9.96)	4.13	2.98	1.54	.93
Distributions:
Dividends from
investment income—net	(.09)	(.10)	(.05)	(.00)[b]	(.14)	(.02)
Net asset value, end of period	15.06	16.85	26.91	22.83	19.85	18.45
Total Return (%)[c]	(10.03)[d]	(37.19)	18.11	14.97	8.42	5.34
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.91[e]	1.91	1.90	1.90	1.90	1.90
Ratio of net expenses
to average net assets	1.90[e]	1.90	1.86	1.80	1.80	1.83
Ratio of net investment income
(loss) to average net assets	.82[e]	.20	(.10)	.02	.21	(.25)
Portfolio Turnover Rate	54.77[d]	65.62	50.62	97.90	70.09	65.83
Net Assets, end of period
($ x 1,000)	1,794	2,881	7,695	14,558	29,078	45,297

a	Based on average shares outstanding at each month end.
b	Amount represents less than $.01 per share.
c	Exclusive of sales charge.
d	Not annualized.
e	Annualized.

See notes to financial statements.

16

Six Months Ended
April 30, 2009			Year Ended October 31,
Class C Shares	(Unaudited)	2008	2007	2006	2005	2004
Per Share Data ($):
Net asset value,
beginning of period	16.85	26.90	22.82	19.86	18.45	17.54
Investment Operations:
Investment income (loss)—net[a]	.06	.04	(.03)	.00[b]	.03	(.05)
Net realized and unrealized
gain (loss) on investments	(1.76)	(9.99)	4.16	2.96	1.52	.98
Total from Investment Operations	(1.70)	(9.95)	4.13	2.96	1.55	.93
Distributions:
Dividends from
investment income—net	(.09)	(.10)	(.05)	(.00)[b]	(.14)	(.02)
Net asset value, end of period	15.06	16.85	26.90	22.82	19.86	18.45
Total Return (%)[c]	(10.03)[d]	(37.17)	18.07	14.97	8.42	5.28
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.91[e]	1.91	1.90	1.90	1.90	1.90
Ratio of net expenses
to average net assets	1.90[e]	1.90	1.86	1.80	1.80	1.83
Ratio of net investment income
(loss) to average net assets	.80[e]	.19	(.14)	(.01)	.17	(.25)
Portfolio Turnover Rate	54.77[d]	65.62	50.62	97.90	70.09	65.83
Net Assets, end of period
($ x 1,000)	3,387	3,888	7,471	7,069	8,380	10,271

a	Based on average shares outstanding at each month end.
b	Amount represents less than $.01 per share.
c	Exclusive of sales charge.
d	Not annualized.
e	Annualized.

See notes to financial statements.

The Fund 17

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
April 30, 2009			Year Ended October 31,
Class I Shares	(Unaudited)	2008	2007[a]	2006	2005	2004
Per Share Data ($):
Net asset value,
beginning of period	18.14	28.88	24.32	21.06	19.47	18.40
Investment Operations:
Investment income—net[b]	.14	.29	.23	.22	.24	.14
Net realized and unrealized
gain (loss) on investments	(1.89)	(10.75)	4.44	3.17	1.60	1.02
Total from Investment Operations	(1.75)	(10.46)	4.67	3.39	1.84	1.16
Distributions:
Dividends from
investment income—net	(.18)	(.28)	(.11)	(.13)	(.25)	(.09)
Net asset value, end of period	16.21	18.14	28.88	24.32	21.06	19.47
Total Return (%)	(9.64)[c]	(36.52)	19.29	16.14	9.50	6.35
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.91[d]	.91	.90	.90	.90	.90
Ratio of net expenses
to average net assets	.90[d]	.90	.86	.80	.80	.83
Ratio of net investment income
to average net assets	1.80[d]	1.19	.86	.97	1.17	.75
Portfolio Turnover Rate	54.77[c]	65.62	50.62	97.90	70.09	65.83
Net Assets, end of period
($ x 1,000)	4,665	5,369	9,409	8,645	8,713	10,019

a	Effective June 1, 2007, Class R shares were redesignated as Class I shares.
b	Based on average shares outstanding at each month end.
c	Not annualized.
d	Annualized.

See notes to financial statements.

18

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Large Company Stock Fund (the “fund”) is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering eleven series, including the fund.The fund’s investment objective is to seek capital appreciation. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager is the distributor of the fund’s shares. The fund is authorized to issue 450 million shares of $.001 par value Capital Stock.The fund currently offers four classes of shares: Class A (220 million shares authorized), Class B (100 million shares authorized), Class C (100 million shares authorized) and Class I (30 million shares authorized). Class A, Class B and Class C shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or service fee. Class A shares are sold with a front-end sales charge, while Class B and Class C shares are subject to a contingent deferred sales charge (“CDSC”). Class B shares automatically convert to Class A shares after six years.The fund does not offer Class B shares, except in connection with dividend reinvestment and permitted exchanges of Class B shares. Class I shares are sold primarily to bank trust departments and other financial service providers including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, acting on behalf of customers having a qualified trust or an investment account or relationship at such institution and bear no distribution or service fees. Class I shares are offered without a front-end sales charge or CDSC. Each class of shares has identical rights and privileges, except with respect to distribution and service fees and voting rights on matters affecting a single class. Income,

The Fund 19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

Effective December 3, 2008, investments for new accounts were no longer permitted in ClassT shares of the fund, except that participants in certain group retirement plans were able to open a new account in Class T shares of the fund, provided that the fund was established as an investment option under the plans before December 3, 2008. On February 4, 2009, the fund issued to each holder of its Class T shares, in exchange for said shares, Class A shares of the fund having an aggregate net asset value equal to the aggregate net asset value of the shareholder’s Class T shares. Subsequent investments in the fund’s Class A shares made by prior holders of the fund’s Class T shares who received Class A shares of the fund in exchange for their ClassT shares are subject to the front-end sales load schedule that was in effect for Class T shares at the time of the exchange. Otherwise, all other Class A share attributes will be in effect. Effective close of business on February 4, 2009, the fund no longer offers Class T shares.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange

20

are valued at their net asset value. When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market),but before the fund calculates its net asset value,the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price.

The fund adopted Statement of Financial Accounting Standards No. 157 “FairValue Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the fund’s investments relating to FAS 157.These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund 21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The following is a summary of the inputs used as of April 30, 2009 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Quoted	Observable Unobservable
	Prices	Inputs	Inputs	Total
Assets ($)
Investments in
Securities	36,886,854	502,975	—	37,389,829
Other Financial
Instruments†	—	—	—	—
Liabilities ($)
Other Financial
Instruments†	—	—	—	—

†	Other financial instruments include derivative instruments, such as futures, forward currency exchange contracts, swap contracts and options contracts. Amounts shown represent unrealized appreciation (depreciation) at period end.

In April 2009, the Financial Accounting Standards Board (“FASB”) issued FASB Staff Position No. 157-4,“Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FSP 157-4”). FSP 157-4 provides additional guidance for estimating fair value in accordance with FAS 157, when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009. Management is currently evaluating the impact the adoption of FSP 157-4 will have on the fund’s financial statement disclosures.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

22

Pursuant to a securities lending agreement with The Bank of New York Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit. The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the leading transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended April 30, 2009,The Bank of New York Mellon earned $1,364 from lending fund portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid on a quarterly basis. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the

The Fund 23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended April 30, 2009, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the three-year period ended October 31, 2008 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The fund has an unused capital loss carryover of $34,826,984 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 2008. If not applied, $20,424,644 of the carryover expires in fiscal 2010, $11,543,806 expires in fiscal 2011 and $2,858,534 expires in fiscal 2016.

The tax character of distributions paid to shareholders during the fiscal year ended October 31, 2008 was as follows: ordinary income $575,491. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $145 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of Facility fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of the borrowing.

24

The average daily amount of borrowings outstanding under the Facilities during the period ended April 30, 2009, was approximately $700 with a related weighted average annualized interest rate of 1.43%.

NOTE 3—Investment Management Fee And Other Transactions With Affiliates:

(a) Pursuant to an investment management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund.The Manager also directs the investments of the fund in accordance with its investment objective,policies and limitations.For these services,the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .90% of the value of the fund’s average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, service fees, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund’s allocable portion of fees and expenses of the non-interested Directors (including counsel fees). Each director receives $45,000 per year, plus $6,000 for each joint Board meeting of the Company, The Dreyfus/Laurel Tax-Free Municipal Funds and The Dreyfus/Laurel Funds Trust (collectively, the “Dreyfus/Laurel Funds”) and Dreyfus Investment Funds attended, $2,000 for separate in-person committee meetings attended which are not held in conjunction with a regularly scheduled Board meeting and $1,500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses.With respect to Board meetings, the Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). With respect to compensation committee meetings, the Chair of the

The Fund 25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

compensation committee receives $900 per meeting. In the event that there is an in-person joint committee meeting or a joint telephone meeting of the Dreyfus/Laurel Funds, Dreyfus Investment Funds and Dreyfus HighYield Strategies Fund, the $2,000 or $1,500 fee, as applicable, will be allocated between the Dreyfus/Laurel Funds, Dreyfus Investment Funds and Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

During the period ended April 30, 2009, the Distributor retained $776 and $46 from commissions earned on sales of the fund’s Class A and Class T shares, respectively, and $2,137 and $399 from CDSCs on redemptions of the fund’s Class B and Class C shares, respectively.

(b) Under separate Distribution Plans (the “Plans”) adopted pursuant to Rule 12b-1 under the Act, Class A shares may pay annually up to .25% of their average daily net assets to compensate the Distributor for shareholder servicing activities and expenses primarily intended to result in the sale of Class A shares. Class B, Class C and Class T shares may pay the Distributor for distributing their shares at an aggregate annual rate of .75% of the value of the average daily net assets of Class B and Class C shares and .25% of the average daily net assets of Class T shares. The Distributor may pay one or more agents in respect of advertising, marketing and other distribution services for ClassT shares and determines the amounts, if any, to be paid to agents and the basis on which such payments are made. Class B, Class C and Class T shares are also subject to a service plan adopted pursuant to Rule 12b- 1 (the “Service Plan”) under which Class B, Class C and Class T shares pay the Distributor for providing services to the holders of their shares, a fee at the annual rate of .25% of the value of the average daily net assets of Class B, Class C and Class T shares. During the period ended April 30, 2009, Class A, Class B, Class C and Class T shares were charged $32,304, $7,848, $12,430 and $132, respectively, pursuant to their

26

respective Plans. Class B, Class C and Class T shares were charged $2,616, $4,143 and $132, respectively, pursuant to the Service Plan.

Under its terms, the Plans and Service Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those directors who are not “interested persons” of the Company and who had no direct or indirect financial interest in the operation of or in any agreement related to the Plans or Service Plan.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $26,342, Rule 12b-1 distribution plan fees $8,469 and services plan fees $1,051.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 2009, amounted to $20,000,232 and $21,197,615, respectively.

At April 30, 2009, accumulated net unrealized depreciation on investments was $4,652,006, consisting of $1,912,469 gross unrealized appreciation and $6,564,475 gross unrealized depreciation.

At April 30, 2009, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

The FASB released Statement of Financial Accounting Standards No. 161 “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agree-ments.The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements and the accompanying notes has not yet been determined.

The Fund 27

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Note 5—Subsequent Event:

On June 9, 2009, the Board of Directors of The Dreyfus/Laurel Funds, Inc. approved the liquidation of the fund, effective on or about August 12, 2009. Accordingly, effective on or about July 9, 2009, no new or subsequent investments in the fund will be permitted, except that investments may continue to be made by participants in group employer retirement plans, if the fund was established as an investment option under the plans before July 9, 2009.

28

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S INVESTMENT MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on February 9 and 10, 2009, the Board considered the re-approval of the fund’s Investment Management Agreement (“Management Agreement”), pursuant to which the Manager provides the fund with investment advisory and administrative services. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Manager.

Analysis of Nature, Extent and Quality of Services Provided to the Fund.The Board members considered information previously provided to them in a presentation from representatives of the Manager regarding services provided to the fund and other funds in the Dreyfus fund complex, and representatives of the Manager confirmed that there had been no material changes in this information.The Board also discussed the nature, extent and quality of the services provided to the fund pursuant to its Management Agreement. The Manager’s representatives reviewed the fund’s distribution of accounts and the relationships the Manager has with various intermediaries and the different needs of each.The Manager’s representatives noted the distribution channels for the fund as well as the diversity of distribution among the funds in the Dreyfus fund complex, and the Manager’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including those of the fund.The Manager provided the number of shareholder accounts in the fund, as well as the fund’s asset size.

The Board members also considered the Manager’s research and portfolio management capabilities and that the Manager also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board members also considered the Manager’s

The Fund 29

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE

FUND’S INVESTMENT MANAGEMENT AGREEMENT (Unaudited) (continued)

extensive administrative, accounting and compliance infrastructure. The Board also considered the Manager’s brokerage policies and practices, the standards applied in seeking best execution and the Manager’s policies and practices regarding soft dollars.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board members reviewed the fund’s performance and comparisons to a group of retail front-end load large-cap core funds (the “Performance Group”) and to a larger universe of funds, consisting of all retail and institutional large-cap core funds (the “Performance Universe”) selected and provided by Lipper, Inc., an independent provider of investment company data.The Board was provided with a description of the methodology Lipper used to select the Performance Group and Performance Universe, as well as the Expense Group and Expense Universe (discussed below).The Board members discussed the results of the comparisons and noted that the fund’s total return performance was above the Performance Group and Performance Universe medians for the two-, three-, four- and five-year periods ended December 31, 2008, below the Performance Group and Performance Universe medians for the one-year period ended December 31, 2008, and above the Performance Group median but below the Performance Universe median for the ten-year period ended December 31, 2008.The Manager also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board members also discussed the fund’s contractual and actual management fee and expense ratio and reviewed the range of management fees and expense ratios of a comparable group of funds (the “Expense Group”) and a broader group of funds (the “Expense Universe”), each selected and provided by Lipper. The Board noted the fund’s “unitary fee” structure and that the fund’s contractual management fee was above the Expense Group median and the fund’s actual management fee was above the Expense Group and Expense Universe medians.The Board members noted that the fund’s expense ratio was below the Expense Group and Expense Universe medians.

30

Representatives of the Manager reviewed with the Board members the fees paid to the Manager or its affiliates by mutual funds managed by the Manager or its affiliates with similar investment objectives, policies and strategies, and included in the same Lipper category as the fund (the “Similar Funds”), and by other accounts managed by the Manager or its affiliates with similar investment objectives, policies and strategies as the fund (the “Similar Accounts”).The Manager’s representatives explained the nature of the Similar Accounts and the differences, from the Manager’s perspective, in providing services to such Similar Accounts as compared to managing and providing services to the fund. The Manager’s representatives also reviewed the costs associated with distribution through intermediaries. The Board analyzed differences in fees paid to the Manager and discussed the relationship of the fees paid in light of the services provided, noting the fund’s “unitary fee” structure. The Board members considered the relevance of the fee information provided for the Similar Funds and the Similar Accounts to evaluate the appropriateness and reasonableness of the fund’s management fee. The Board acknowledged that differences in fees paid by the Similar Accounts seemed to be consistent with the services provided.

Analysis of Profitability and Economies of Scale. The Manager’s representatives reviewed the dollar amount of expenses allocated and profit received by the Manager and the method used to determine such expenses and profit. The Board previously had been provided with information prepared by an independent consulting firm regarding the Manager’s approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund com-plex.The Board also was informed that the methodology had also been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable.The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the fund.The Board members evaluated the profitability analysis in light of the relevant circumstances for the fund, including the recent decline in assets, and the extent to

The Fund 31

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE

FUND’S INVESTMENT MANAGEMENT AGREEMENT (Unaudited) (continued)

which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders.The Board members also considered potential benefits to the Manager from acting as investment adviser and noted the Manager’s soft dollar arrangements with respect to trading the fund’s portfolio.

It was noted that the Board members should consider the Manager’s profitability with respect to the fund as part of their evaluation of whether the fees under the Management Agreement bear a reasonable relationship to the mix of services provided by the Manager, including the nature, extent and quality of such services and that a discussion of economies of scale is predicated on increasing assets and that, if a fund’s assets had been decreasing, the possibility that the Manager may have realized any economies of scale would be less. It also was noted that the profitability percentage for managing the fund was within the range determined by appropriate court cases to be reasonable given the services rendered and generally superior service levels provided by the Manager.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the fund’s Management Agreement. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, extent and quality of the ser- vices provided by the Manager are adequate and appropriate.
  While the Board was generally satisfied with the fund’s relative per- formance over the longer-term, the Board was somewhat con- cerned with the fund’s one-year relative performance and deter- mined to monitor the fund’s performance closely.
  The Board concluded that the fee paid by the fund to the Manager was reasonable in light of the services provided, comparative perfor- mance, expense and advisory fee information, costs of the services provided and profits to be realized and benefits derived or to be derived by the Manager from its relationship with the fund.

32

  The Board determined that the economies of scale which may accrue to the Manager and its affiliates in connection with the man- agement of the fund had been adequately considered by the Manager in connection with the management fee rate charged to the fund and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the fund’s Management Agreement was in the best interests of the fund and its shareholders and that the Management Agreement would be renewed through April 4, 2010.

The Fund 33

For More Information

Dreyfus Large Company Stock Fund
200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
One Wall Street
New York, NY 10286

Transfer Agent & Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:	Class A: DRDEX	Class B: DRLBX	Class C: DLCCX
	Class I: DEIRX		

Telephone Call your financial representative or 1-800-554-4611

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2008, is available at http://www.dreyfus.com and on the SEC's website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

© 2009 MBSC Securities Corporation

0318SA0409

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the CEO
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses With Those of Other Funds
7	Statement of Investments
10	Statement of Assets and Liabilities
11	Statement of Operations
12	Statement of Changes in Net Assets
13	Financial Highlights
15	Notes to Financial Statements
22	Information About the Review and Approval of the Fund’s Investment Management Agreement
FOR MORE INFORMATION
Back Cover

Dreyfus Money Market Reserves

The Fund

A LETTER FROM THE CEO Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Money Market Reserves, covering the six-month period from November 1, 2008, through April 30, 2009.

While investors’ assets have continued to flow into the money markets in record amounts in 2008 and so far still in 2009, yields consequently fell as the market digested increased supply-and-demand dynamics along with historically low short-term interest rates. The Federal Reserve Board’s target of 0% to 0.25% for the overnight federal funds rate has served as an anchor for short-term money market yields in an economy that has struggled with a 6.3% annualized contraction over the fourth quarter of 2008 and a 5.7% economic contraction during the first quarter of 2009.

We generally have remained cautious in the absence of real economic progress, but the equity market’s gyrations and the results of the recent bank stress tests have illustrated the importance of a long-term investment focus, and the extreme importance of having ample liquidity factored into your investment objectives. That’s why we continue to encourage you to speak regularly with your financial consultant, to discuss with you the potential benefits of an investment strategy that complements your current liquidity needs and long-term investment goals.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s Portfolio Manager.

Thank you for your continued confidence and support.

Jonathan R. Baum Chairman and Chief Executive Officer The Dreyfus Corporation May 15, 2009

2

DISCUSSION OF FUND PERFORMANCE

For the period of November 1, 2008, through April 30, 2009, as provided by Patricia A. Larkin, Senior Portfolio Manager

Fund and Market Performance Overview

For the six-month period ended April 30, 2009, Dreyfus Money Market Reserves’ Investor shares produced an annualized yield of 0.58%, and Class R shares produced an annualized yield of 0.78%. Taking into account the effects of compounding, the fund’s Investor shares and Class R shares also produced annualized effective yields of 0.58% and 0.78%, respectively.1

Money market yields declined along with short-term interest rates over the reporting period, as the Federal Reserve Board (the “Fed”) reduced its target for the overnight federal funds rate to 0%-0.25% in its attempts to stimulate economic growth and stabilize the banking system.

The Fund’s Investment Approach

The fund seeks a high level of current income consistent with stability of principal.To pursue its goal, the fund invests in a diversified portfolio of high-quality, short-term debt securities, including: securities issued or guaranteed by the U.S. government or its agencies and instrumentalities; certificates of deposit, time deposits, bankers’ acceptances and other short-term securities issued by domestic or foreign banks or thrifts or their subsidiaries or branches; repurchase agreements; asset-backed securities; domestic and dollar-denominated foreign commercial paper and other short-term corporate obligations, including those with floating or variable rates of interest.

Financial Crisis and Recession Roiled Credit Markets

The reporting period began in the midst of the most severe recession since the 1930s,which was exacerbated by a global banking crisis.Indeed, the weeks prior to the start of the reporting period were some of the most challenging for the financial industry in decades, as major financial institutions found themselves unable to obtain short-term funding due to

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

massive losses among mortgage- and asset-backed securities. In the ensuing tumult, the U.S. government effectively nationalized Fannie Mae, Freddie Mac and insurer AIG; Lehman Brothers filed for bankruptcy; and other major firms were sold to former rivals. Congress passed the $700 billion Troubled Assets Relief Program (TARP) in an attempt to shore up the nation’s banking system, and the Fed pumped liquidity into the banking system.

Money market funds were not immune to the financial crisis. The Lehman Brothers bankruptcy led to reduced liquidity in the commercial paper market, forcing one fund’s net asset value below $1 per share. Other funds’ sponsors stepped in with cash infusions that enabled them to maintain stable net asset values.To prevent a surge in withdrawals, the U.S. government adopted the Temporary Guarantee Program for Money Market Funds, and the commercial paper market subsequently stabilized. On March 31, the U.S. government announced a further extension of the Temporary Guarantee Program for Money Market Funds until September 18, 2009.

Interest Rates Cut to Unprecedented Low Levels

As the reporting period began, the economic downturn continued to gain momentum as job losses mounted and consumer confidence plunged. In late November,The National Bureau of Economic Research officially declared that the U.S.economy has been in a recession since late 2007.The Fed followed up with additional rate cuts in December, and the target for the federal funds rate ended 2008 between 0% and 0.25%, a record low. It later was announced that U.S. GDP contracted by 6.3% in the fourth quarter.

Disappointing economic news continued to undermine investor sentiment in January 2009, as the median sales price of single-family homes fell 12% in December compared to one year earlier.The U.S. economy lost more than 650,000 jobs per month in February and March, driving the unemployment rate to a 25-year high. Meanwhile, the Conference Board’s Consumer Confidence Index reached the lowest level since its inception in 1967. In its ongoing efforts to stimulate the economy, the U.S. government enacted the $787 billion American Recovery and

4

Reinvestment Act to retain and create jobs, provide budget relief to states and localities, maintain and expand social programs and offer short-term tax relief to businesses and individuals.

After hitting a multi-year low on March 9, the U.S. stock market staged an impressive rebound through the reporting period’s end.The markets were buoyed by early signs that the economic downturn may be decelerating, including a lower-than-expected number of jobless claims in April and modest rebounds in some of the more beaten-down regional housing markets. In addition, a decline in the three-month London Interbank Offered Rate (LIBOR) below 1% provided evidence of improvement in the global credit markets. However, home prices nationally at the end of the first quarter were 13.8% lower than one year earlier, the largest quarterly slump on record, and the unemployment rate climbed to 8.9% in April. The first quarter of 2009 ended with a –5.7% annualized GDP growth rate.

Maintaining a Focus on Quality

In the wake of September’s dramatic developments in the credit markets, we focused on money market instruments with shorter maturities due to highly challenging liquidity conditions in the commercial paper market. As credit conditions stabilized, we maintained the fund’s weighted average maturity in a range that was roughly in line with industry averages.

Despite recent signs of potential economic improvement, we remain concerned regarding liquidity conditions and tighter loan standards. Therefore, we currently intend to maintain the fund’s conservative credit posture and focus on liquidity.

May 15, 2009

An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.
1	Annualized effective yield is based upon dividends declared daily and reinvested monthly. Past performance is no guarantee of future results.Yields fluctuate.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Money Market Reserves from November 1, 2008 to April 30, 2009. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment assuming actual returns for the six months ended April 30, 2009

	Investor Shares	Class R Shares
Expenses paid per $1,000†	$ 3.72	$ 2.73
Ending value (after expenses)	$1,002.90	$1,003.90

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended April 30, 2009

	Investor Shares	Class R Shares
Expenses paid per $1,000†	$ 3.76	$ 2.76
Ending value (after expenses)	$1,021.08	$1,022.07

† Expenses are equal to the fund’s annualized expense ratio of .75% for Investor shares and .55% for Class R shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS
April 30, 2009 (Unaudited)

	Principal
Negotiable Bank Certificates of Deposit—53.7%	Amount ($)	Value ($)
Allied Irish Banks (Yankee)
2.00%, 6/17/09	25,000,000	25,000,000
Banco Bilbao Vizcaya Argenteria
Puerto Rico (Yankee)
0.70%, 5/26/09	25,000,000	25,000,087
Barclays Bank PLC (Yankee)
1.13%, 7/6/09	25,000,000	25,000,000
Bayerische Hypo-und
Vereinsbank AG (Yankee)
0.72%, 5/15/09	25,000,000	25,000,000
Calyon (Yankee)
0.85%, 7/16/09	25,000,000	25,000,000
Citibank (South Dakota) N.A., Sioux Falls
1.28%, 6/18/09	25,000,000	25,000,000
Lloyds TSB Bank PLC (Yankee)
1.06%, 7/15/09	25,000,000	25,000,000
Mizuho Corporate Bank (Yankee)
1.00%, 6/17/09	25,000,000	25,000,000
Natixis (Yankee)
1.10%, 7/31/09	25,000,000	25,000,000
Sanpaolo IMI U.S. Financial Co. (Yankee)
1.00%, 6/8/09	25,000,000	25,000,000
Societe Generale (Yankee)
0.77%, 9/1/09	25,000,000	25,000,000
UBS AG (Yankee)
0.50%, 5/18/09	25,000,000	25,000,000
Total Negotiable Bank
Certificates of Deposit
(cost $300,000,087)		300,000,087

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Principal
Commercial Paper—34.9%	Amount ($)	Value ($)
Bank of Ireland
1.64%, 5/28/09	25,000,000 [a]	24,969,437
CAFCO LLC
1.00%, 5/4/09	25,000,000 [a]	24,997,917
Cancara Asset Securitisation Ltd.
1.05%, 5/14/09	20,000,000 [a]	19,992,417
CIESCO LLC
1.00%, 5/4/09	25,000,000 [a]	24,997,917
CRC Funding LLC
0.90%, 6/22/09	25,000,000 [a]	24,967,500
Danske Corp., Inc.
1.05%, 6/9/09	25,000,000 [a]	24,971,562
Govco Inc.
1.10%, 6/1/09	25,000,000 [a]	24,976,319
Ranger Funding Company, LLC
0.67%, 5/1/09	25,000,000 [a]	25,000,000
Total Commercial Paper
(cost $194,873,069)		194,873,069

U.S. Government Agency—9.0%
Federal Home Loan Bank
1.29%, 6/11/09
(cost $50,000,000)	50,000,000 [b]	50,000,000

Time Deposit—1.3%
Commerzbank AG (Grand Cayman)
0.21%, 5/1/09
(cost $7,000,000)	7,000,000	7,000,000

8

	Principal
Repurchase Agreement—5.4%	Amount ($)	Value ($)
Greenwich Capital Markets
0.16%, dated 4/30/09, due 5/1/09 in
the amount of $30,000,133 (fully
collateralized by $30,815,000
U.S. Treasury Notes, 1.875%,
due 4/30/14, value $30,603,302)
(cost $30,000,000)	30,000,000	30,000,000

Total Investments (cost $581,873,156)	104.3%	581,873,156

Liabilities, Less Cash and Receivables	(4.3%)	(23,877,566)

Net Assets	100.0%	557,995,590

a Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2009, these securities amounted to $194,873,069 or 34.9% of net assets.
b Variable rate security—interest rate subject to periodic change.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Banking	50.5	Repurchase Agreement	5.4
Asset-Backed/Multi-Seller Programs	21.5	Finance	4.5
Foreign/Governmental	13.4
U.S. Government Agency	9.0		104.3

† Based on net assets.
See notes to financial statements.

The Fund 9

STATEMENT OF ASSETS AND LIABILITIES April 30, 2009 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of
Investments—Note 1(b)	581,873,156	581,873,156
Cash		1,115,696
Interest receivable		341,766
Prepaid expenses		91,176
		583,421,794
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 2(b)		302,701
Payable for investment securities purchased		25,000,000
Dividend payable		122,311
Payable for shares of Capital Stock redeemed		1,192
		25,426,204
Net Assets ($)		557,995,590
Composition of Net Assets ($):
Paid-in capital		557,995,590
Net Assets ($)		557,995,590

Net Asset Value Per Share
	Investor Shares	Class R Shares
Net Assets ($)	370,102,677	187,892,913
Shares Outstanding	370,102,677	187,892,913
Net Asset Value Per Share ($)	1.00	1.00

See notes to financial statements.

10

STATEMENT OF OPERATIONS Six Months Ended April 30, 2009 (Unaudited)

Investment Income ($):
Interest Income	3,965,607
Expenses:
Management fee—Note 2(a)	1,493,933
Distribution fees (Investor Shares)—Note 2(b)	402,631
Treasury insurance expense—Note 1(e)	139,504
Directors’ fees—Note 2(a)	22,472
Total Expenses	2,058,540
Less—Directors’ fees reimbursed by the Manager—Note 2(a)	(22,472)
Net Expenses	2,036,068
Investment Income—Net, representing net increase
in net assets resulting from operations	1,929,539

See notes to financial statements.

The Fund 11

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	April 30, 2009	Year Ended
	(Unaudited)	October 31, 2008
Operations ($):
Investment income—net	1,929,539	17,698,108
Net realized gain (loss) on investments	—	647
Net Increase (Decrease) in Net Assets
Resulting from Operations	1,929,539	17,698,755
Dividends to Shareholders from ($):
Investment income—net:
Investors Shares	(1,166,671)	(12,286,887)
Class R Shares	(762,868)	(5,411,221)
Total Dividends	(1,929,539)	(17,698,108)
Capital Stock Transactions ($1.00 per share):
Net proceeds from shares sold:
Investors Shares	277,987,640	746,356,237
Class R Shares	225,699,892	901,970,524
Dividends reinvested:
Investors Shares	1,152,766	12,125,869
Class R Shares	568,397	3,229,845
Cost of shares redeemed:
Investors Shares	(317,585,015)	(702,041,507)
Class R Shares	(225,347,490)	(880,305,485)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(37,523,810)	81,335,483
Total Increase (Decrease) in Net Assets	(37,523,810)	81,336,130
Net Assets ($):
Beginning of Period	595,519,400	514,183,270
End of Period	557,995,590	595,519,400

See notes to financial statements.

12

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

Six Months Ended
April 30, 2009			Year Ended October 31,
Investor Shares	(Unaudited)	2008	2007	2006	2005	2004
Per Share Data ($):
Net asset value,
beginning of period	1.00	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.003	.028	.046	.042	.022	.005
Distributions:
Dividends from
investment income—net	(.003)	(.028)	(.046)	(.042)	(.022)	(.005)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00	1.00
Total Return (%)	.58[a]	2.87	4.75	4.24	2.23	.54
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.75[a]	.71	.71	.70	.70	.70
Ratio of net expenses
to average net assets	.75[a]	.70	.70	.70	.70	.70
Ratio of net investment income
to average net assets	.58[a]	2.80	4.65	4.15	2.19	.53
Net Assets, end of period
($ x 1,000)	370,103	408,547	352,108	284,623	308,202	357,163

a Annualized.
See notes to financial statements.

The Fund 13

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
April 30, 2009			Year Ended October 31,
Class R Shares	(Unaudited)	2008	2007	2006	2005	2004
Per Share Data ($):
Net asset value,
beginning of period	1.00	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.004	.030	.048	.044	.024	.007
Distributions:
Dividends from
investment income—net	(.004)	(.030)	(.048)	(.044)	(.024)	(.007)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00	1.00
Total Return (%)	.79[a]	3.07	4.96	4.45	2.43	.74
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.55[a]	.51	.51	.50	.50	.50
Ratio of net expenses
to average net assets	.55[a]	.50	.50	.50	.50	.50
Ratio of net investment income
to average net assets	.78[a]	3.03	4.85	4.40	2.38	.72
Net Assets, end of period
($ x 1,000)	187,893	186,972	162,075	185,772	115,384	179,552

a Annualized.
See notes to financial statements.
14

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Money Market Reserves (the “fund”) is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the “Company”) which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering eleven series including the fund.The fund’s investment objective is to seek a high level of current income consistent with stability of principal by investing in a diversified portfolio of high-quality, short-term debt securities. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold without a sales charge.The fund is authorized to issue 2 billion shares of $.001 par value Capital Stock in each of the following classes of shares: Investor and Class R. Investor shares are sold primarily to retail investors and bear a distribution fee. Class R shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus) acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution fee. Each class of shares has identical rights and privileges, except with respect to the distribution fee and voting rights on matters affecting a single class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

It is the fund’s policy to maintain a continuous net asset value per share of $1.00 for the fund; the fund has adopted certain investment, port-

The Fund 15

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

folio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 of the Act, which has been determined by the Board of Directors to represent the fair value of the fund’s investments.

The fund adopted Statement of Financial Accounting Standards No. 157 “FairValue Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the fund’s investments relating to FAS 157.These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

16

The following is a summary of the inputs used as of April 30, 2009 in valuing the fund’s investments:

Investments in
Valuation Inputs	Securities ($)
Level 1—Quoted Prices	—
Level 2—Other Significant Observable Inputs	581,873,156
Level 3—Significant Unobservable Inputs	—
Total	581,873,156

In April 2009, the Financial Accounting Standards Board (“FASB”) issued FASB Staff Position No. 157-4,“Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FSP 157-4”). FSP 157-4 provides additional guidance for estimating fair value in accordance with FAS 157, when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009. Management is currently evaluating the impact the adoption of FSP 157-4 will have on the fund’s financial statement disclosures.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Cost of investments represents amortized cost.

The FASB released Statement of Financial Accounting Standards No. 161 “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agree-

The Fund 17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

ments.The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements and the accompanying notes has not yet been determined.

The fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund’s holding period.This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund’s holding period.The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counter party default, the fund has the right to use the collateral to offset losses incurred.There is potential loss to the fund in the event the fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the fund seeks to assert its rights.The Manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the fund enters into repurchase agreements to evaluate potential risks.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net; such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interest of its shareholders, by complying with the applicable pro-

18

visions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended April 30, 2009, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the three-year period ended October 31, 2008 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended October 31, 2008, was all ordinary income. The tax character of current year distributions will be determined at the end of the current fiscal year.

At April 30, 2009, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

(e) Treasury’s Temporary Guarantee Program: The fund has entered into a Guarantee Agreement with the United States Department of the Treasury (the “Treasury”) to participate in the Treasury’s Temporary Guarantee Program for Money Market Funds (the “Program”).

Under the Program, the Treasury guarantees the share price of shares of the fund held by shareholders as of September 19, 2008 at $1.00 per share if the fund’s net asset value per share falls below $0.995 (a “Guarantee Event”) and the fund liquidates. Recovery under the Program is subject to certain conditions and limitations.

Fund shares acquired by investors after September 19, 2008 that increase the number of fund shares the investor held at the close of business on September 19, 2008 are not eligible for protection under the Program. In addition, fund shares acquired by investors who did

The Fund 19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

not hold fund shares at the close of business on September 19, 2008 are not eligible for protection under the Program.

The Program, which was originally set to expire on December 18, 2008, was extended by the Treasury until April 30, 2009 and has been extended by the Treasury until September 18, 2009, after which the Secretary of the Treasury will review the need for, and terms of, the Program. Participation in the initial term and the extended period of the Program required a payment to the Treasury in the amount of .01%, .015% and .015%, respectively, of the fund’s shares outstanding as of September 19, 2008 (valued at $1.00 per share).This expense is being borne by the fund without regard to any expense limitation currently in effect.

NOTE 2—Investment Management Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Management Agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .50% of the value of the fund’s average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, Rule 12b-1 distribution fees, servicing fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund’s allocable portion of fees and expenses of the non-interested Directors (including counsel fees). Each Director receives $45,000 per year, plus $6,000 for each joint Board meeting of the Company, The Dreyfus/Laurel Tax-Free Municipal Funds, The Dreyfus/Laurel Funds Trust (collectively, the “Dreyfus/Laurel Funds”) and Dreyfus Investment Funds attended, $2,000 for separate in-person committee meetings attended which are not held in conjunction with

20

a regularly scheduled Board meeting and $1,500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. With respect to Board meetings, the Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). With respect to compensation committee meetings, the Chair of the compensation committee receives $900 per meeting. In the event that there is an in-person joint committee meeting or a joint telephone meeting of the Dreyfus/Laurel Funds, Dreyfus Investment Funds and Dreyfus High Yield Strategies Fund, the $2,000 or $1,500 fee, as applicable, will be allocated between the Dreyfus/Laurel Funds, Dreyfus Investment Funds and Dreyfus High Yield Strategies Fund. These fees and expenses are allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Investor shares may pay annually up to .25% (currently limited by the Company’s Board of Directors to .20%) of the value of the average daily net assets attributable to its Investor shares to compensate the Distributor for shareholder servicing activities and expenses primarily intended to result in the sale of Investor shares. During the period ended April 30, 2009, Investor shares were charged $402,631 pursuant to the Plan.

Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Directors who are not “interested persons” of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plan.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $237,396 and Rule 12b-1 distribution plan fees $65,305.

The Fund 21

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S INVESTMENT

MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on February 9 and 10, 2009, the Board considered the re-approval of the fund’s Investment Management Agreement (“Management Agreement”), pursuant to which the Manager provides the fund with investment advisory and administrative services. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Manager.

Analysis of Nature, Extent and Quality of Services Provided to the Fund.The Board members considered information previously provided to them in a presentation from representatives of the Manager regarding services provided to the fund and other funds in the Dreyfus fund complex, and representatives of the Manager confirmed that there had been no material changes in this information.The Board also discussed the nature, extent and quality of the services provided to the fund pursuant to its Management Agreement. The Manager’s representatives reviewed the fund’s distribution of accounts and the relationships the Manager has with various intermediaries and the different needs of each.The Manager’s representatives noted the distribution channels for the fund as well as the diversity of distribution among the funds in the Dreyfus fund complex, and the Manager’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including those of the fund.The Manager provided the number of shareholder accounts in the fund, as well as the fund’s asset size.

The Board members also considered the Manager’s research and portfolio management capabilities and that the Manager also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements.The Board members also considered the Manager’s extensive administrative, accounting and compliance infrastructure.

22

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board members reviewed the fund’s performance and comparisons to a group of retail, no-load money market funds (the “Performance Group”) and to a larger universe of funds, consisting of all retail money market funds (the “Performance Universe”) selected and provided by Lipper, Inc., an independent provider of investment company data.The Board was provided with a description of the methodology Lipper used to select the Performance Group and Performance Universe, as well as the Expense Group and Expense Universe (discussed below).The Board members discussed the results of the comparisons and noted that the fund’s total return performance was above the Performance Group and Performance Universe medians for the one-, two-, three-, four-, five- and ten-year periods ended December 31, 2008, except it was below the Performance Group median (by .01%) for the five-year period ended December 31, 2008.

The Board members also discussed the fund’s contractual and actual management fee and expense ratio and reviewed the range of management fees and expense ratios of a comparable group of funds (the “Expense Group”) and a broader group of funds (the “Expense Universe”), each selected and provided by Lipper. Noting that the fund was the only fund in the Expense Group with a “unitary fee structure”, the Board members noted that the fund’s contractual management fee was above the Expense Group median and the fund’s actual management fee and expense ratio were above the respective Expense Group and Expense Universe medians.

Representatives of the Manager reviewed with the Board members the fees paid to the Manager or its affiliates by mutual funds managed by the Manager or its affiliates with similar investment objectives, policies and strategies, and included in the same Lipper category as the fund (the “Similar Funds”). They also noted that there were no other accounts managed by the Manager or its affiliates with similar invest-

The Fund 23

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S INVESTMENT MANAGEMENT AGREEMENT (Unaudited) (continued)

ment objectives, policies and strategies as the fund.The Manager’s representatives also reviewed the costs associated with distribution through intermediaries. The Board analyzed differences in fees paid to the Manager and discussed the relationship of the fees paid in light of the services provided, noting the fund’s “unitary fee” structure.The Board members considered the relevance of the fee information provided for the Similar Funds to evaluate the appropriateness and reasonableness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. The Manager’s representatives reviewed the dollar amount of expenses allocated and profit received by the Manager and the method used to determine such expenses and profit. The Board previously had been provided with information prepared by an independent consulting firm regarding the Manager’s approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund complex.The Board also was informed that the methodology had also been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable. The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the fund.The Board members evaluated the profitability analysis in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. The Board members also considered potential benefits to the Manager from acting as investment adviser and noted that there were no soft dollar arrangements with respect to trading the fund’s portfolio.

It was noted that the Board members should consider the Manager’s profitability with respect to the fund as part of their evaluation of whether the fees under the Management Agreement bear a reasonable relationship to the mix of services provided by the Manager, including the nature, extent and quality of such services and that a discussion of economies of scale is predicated on increasing assets and that, if a fund’s assets had been decreasing, the possibility that the Manager may have

24

realized any economies of scale would be less. It also was noted that the profitability percentage for managing the fund was within the range determined by appropriate court cases to be reasonable given the services rendered and generally superior service levels provided by the Manager.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the fund’s Management Agreement. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, extent and quality of the ser- vices provided by the Manager are adequate and appropriate.
  The Board was satisfied with the fund’s relative performance.
  The Board concluded that the fee paid by the fund to the Manager was reasonable in light of the services provided, comparative perfor- mance, expense and advisory fee information, costs of the services provided and profits to be realized and benefits derived or to be derived by the Manager from its relationship with the fund.
  The Board determined that the economies of scale which may accrue to the Manager and its affiliates in connection with the man- agement of the fund had been adequately considered by the Manager in connection with the management fee rate charged to the fund and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the fund’s Management Agreement was in the best interests of the fund and its shareholders and that the Management Agreement would be renewed through April 4, 2010.

The Fund 25

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the CEO
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses With Those of Other Funds
7	Statement of Investments
17	Statement of Assets and Liabilities
18	Statement of Operations
19	Statement of Changes in Net Assets
20	Financial Highlights
24	Notes to Financial Statements
32	Information About the Review and Approval of the Fund’s Investment Management Agreement
FOR MORE INFORMATION
Back Cover

Dreyfus AMT-Free Municipal Reserves

The Fund

A LETTER FROM THE CEO

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus AMT-Free Municipal Reserves, covering the six-month period from November 1, 2008, through April 30, 2009.

While investors’ assets have continued to flow into the money markets in record amounts in 2008 and so far still in 2009, yields consequently fell as the market digested increased supply-and-demand dynamics along with historically low short-term interest rates. The Federal Reserve Board’s target of 0% to 0.25% for the overnight federal funds rate has served as an anchor for short-term money market yields in an economy that has struggled with a 6.3% annualized contraction over the fourth quarter of 2008 and a 5.7% economic contraction during the first quarter of 2009.

We generally have remained cautious in the absence of real economic progress, but the equity market’s gyrations and the results of the recent bank stress tests have illustrated the importance of a long-term investment focus, and the extreme importance of having ample liquidity factored into your investment objectives. That’s why we continue to encourage you to speak regularly with your financial consultant, to discuss with you the potential benefits of an investment strategy that complements your current liquidity needs and long-term investment goals.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s Portfolio Manager.

Thank you for your continued confidence and support.

Jonathan R. Baum Chairman and Chief Executive Officer The Dreyfus Corporation May 15, 2009

2

DISCUSSION OF FUND PERFORMANCE

For the period of November 1, 2008, through April 30, 2009, as provided by Joseph Irace, Senior Portfolio Manager

Fund and Market Performance Overview

For the six-month period ended April 30, 2009, Dreyfus AMT-Free Municipal Reserves’ BASIC shares, Class B shares, Class R shares and Investor shares produced annualized yields of 1.23%, 0.74%, 1.24% and 1.03%, respectively. Taking into account the effects of compounding, the fund’s BASIC shares, Class B shares, Class R shares and Investor shares produced annualized effective yields of 1.24%, 0.74%, 1.25% and 1.04%, respectively.1

Yields of tax-exempt money market instruments declined to historically low levels during the reporting period due to a faltering U.S. economy and an intensifying financial crisis, which prompted the Federal Reserve Board (the “Fed”) to respond with additional reductions of short-term interest rates and other remedial measures.

The Fund’s Investment Approach

The fund seeks a high level of current income, consistent with stability of principal, that is exempt from federal income tax.The fund also seeks to provide income exempt from the federal alternative minimum tax. To pursue its goal, the fund normally invests substantially all of its assets in tax-exempt municipal obligations, including short-term municipal debt securities, which do not pay interest that is subject to the federal alternative minimum tax.Among these are municipal notes, short-term municipal bonds, tax-exempt commercial paper and municipal leases.

The fund also may invest in high-quality short-term structured notes, which are derivative instruments whose value is tied to underlying municipal obligations.

Economic Slump and Financial Crisis Roiled Money Markets

By the time the reporting period began, economic conditions had deteriorated sharply as a result of weakness in housing markets, rising unemployment and declining consumer confidence, plunging the U.S. economy into its longest and most severe recession since the 1930s. In

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

response, the Fed had implemented reductions in the overnight federal funds rate, including several in the weeks just prior to the start of the reporting period. As a result of these moves, the reporting period began with a federal funds rate of just 1%.

In addition to the adverse effects of the weak economy, an ongoing credit crisis had escalated into a full-blown global financial crisis as mortgage foreclosure rates surged and institutional investors continued to de-lever their portfolios to meet margin calls resulting from severe losses in mortgage- and asset-backed securities. The financial crisis intensified in the wake of the bankruptcy of investment bank Lehman Brothers and the failures of other major financial institutions in September 2008. Dealers and insurers of municipal money market instruments also were punished by severe investment losses and lack of investor confidence.After the start of the reporting period, the Fed continued its attempts to restore stability to frozen credit markets with massive injections of liquidity into the banking system and an additional rate cut, which drove the Fed’s target for the federal funds rate to a record low of 0% to 0.25% by the end of 2008.

These developments caused dislocations early in the reporting period among short-term money market instruments, including tax-exempt variable rate demand notes (“VRDNs”), and a surge in redemptions from some funds. In an effort to shore up investor confidence and the financial system, the U.S. Department of the Treasury initiated several remedial measures, including the Temporary Guarantee Program for Money Market Funds. These measures calmed investors to a degree, and yields among VRDNs soon returned to normalized levels. On March 31, the U.S. government announced a further extension of the Temporary Guarantee Program for Money Market Funds until September 18, 2009.

The financial crisis and economic downturn put pressure on the fiscal conditions of most states and municipalities, which faced weak housing markets, rising unemployment, reduced sales and income tax collections and intensifying demands on social services programs. Although these pressures were reduced somewhat by a federal stimulus program that sent much-needed aid to the states, many issuers of municipal securities continued to struggle with substantial budget gaps.

4

Independent Research Helped Avoid Credit Problems

As always, we have invested exclusively in direct, high-quality municipal obligations that have been independently approved by our credit analysts. In light of the issues confronting the market, we maintained a conservative credit selection strategy, including increased credit surveillance of the fund’s holdings. We generally have established more stringent credit and maturity limits for bank-issued money market instruments, relying instead on tax-exempt commercial paper for the fund’s longer-dated positions.

We set the fund’s weighted average maturity in a range that was shorter than industry averages in case of unexpected liquidity needs. However, yield differences have remained relatively narrow along the market’s maturity range, so this conservative positioning did not detract materially from the fund’s yield.

Maintaining a Conservative Investment Posture

Recent demand for tax-exempt money market instruments has outpaced new supply,putting additional downward pressure on yields.Although we recently have seen some signs that the economic downturn may be decelerating and credit markets are thawing, we intend to maintain the fund’s conservative credit selection strategy. In our view, an emphasis on preservation of capital and liquidity is the more prudent course in today’s challenging economic environment.

May 15, 2009

An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.
1	Annualized effective yield is based upon dividends declared daily and reinvested monthly. Past performance is no guarantee of future results.Yields fluctuate. Income may be subject to state and local taxes.Yields provided reflect the absorption of certain fund expenses by The Dreyfus
Corporation pursuant to an undertaking in effect that may be extended, terminated or modified at any time. Had these expenses not been absorbed, annualized yields of the fund’s BASIC shares,
Class B shares, Class R shares and Investor shares would have been 1.22%, 0.73%, 1.23, and
1.02%, respectively, and the annualized effective yields would have been 1.23%, 0.73%,
1.24% and 1.03%, respectively.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus AMT-Free Municipal Reserves from November 1, 2008 to April 30, 2009. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment assuming actual returns for the six months ended April 30, 2009

	Investor	Class R	BASIC	Class B
	Shares	Shares	Shares	Shares
Expenses paid per $1,000†	$ 3.63	$ 2.64	$ 2.64	$ 5.12
Ending value (after expenses)	$1,005.10	$1,006.20	$1,006.10	$1,003.70

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended April 30, 2009

	Investor	Class R	BASIC	Class B
	Shares	Shares	Shares	Shares
Expenses paid per $1,000†	$ 3.66	$ 2.66	$ 2.66	$ 5.16
Ending value (after expenses)	$1,021.17	$1,022.17	$1,022.17	$1,019.69

† Expenses are equal to the fund’s annualized expense ratio of .73% for Investor Shares, .53% for Class R, .53% for
BASIC Shares and 1.03% for Class B, multiplied by the average account value over the period, multiplied by
181/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS April 30, 2009 (Unaudited)

Short-Term	Coupon	Maturity	Principal
Investments—98.3%	Rate (%)	Date	Amount ($)		Value ($)
Alabama—1.4%
Macon Trust Various Certificates
(Spanish Fort Redevelopment
Authority—Spanish Fort Town
Center) (Liquidity Facility;
Bank of America and LOC;
Bank of America)	0.73	5/7/09	5,000,000	[a,b]	5,000,000
California—3.0%
California Infrastructure and
Economic Development Bank,
Revenue (Southern California
Public Radio Project) (LOC;
Allied Irish Banks)	1.22	5/1/09	4,000,000	[a]	4,000,000
Los Angeles County Metropolitan
Transportation Authority,
Proposition C Sales Tax
Revenue, Refunding (Liquidity
Facility; JPMorgan Chase Bank)	0.40	5/1/09	6,600,000	[a]	6,600,000
Colorado—.8%
Solaris Metropolitan District
Number 1, Property Tax Revenue
(LOC; Key Bank)	1.13	5/7/09	3,000,000	[a]	3,000,000
Connecticut—.1%
Old Saybrook,
GO Notes, BAN	2.50	7/7/09	200,000		200,360
Florida—13.0%
Bay Medical Center Board of
Trustees, HR (Bay Medical Center
Project) (LOC; Regions Bank)	2.00	5/7/09	9,945,000	[a]	9,945,000
Citizens Property Insurance
Corporation, High-Risk Account
Senior Secured Revenue	4.50	6/1/09	11,500,000		11,509,491
Escambia County Health Facilities
Authority, Healthcare
Facilities Revenue, Refunding
(Azalea Trace, Inc. Obligated
Group) (LOC; Bank of America)	0.76	5/1/09	2,000,000	[a]	2,000,000
Escambia County Health Facilities
Authority, Healthcare
Facilities Revenue, Refunding
(Azalea Trace, Inc. Obligated
Group) (LOC; Bank of America)	0.76	5/1/09	2,500,000	[a]	2,500,000

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Short-Term	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Florida (continued)
Florida, State Board of Education,
Public Education Capital
Outlay GO Notes	5.00	6/1/09	100,000		100,225
Florida, State Board of Education,
Public Education Capital
Outlay GO Notes, Refunding	4.00	6/1/09	1,000,000		1,001,630
Hillsborough County School Board,
COP (Master Lease Purchase
Agreement) (LOC; Wachovia Bank)	0.55	5/1/09	17,000,000	[a]	17,000,000
Pasco County Educational
Facilities Authority, Revenue
(Saint Leo University Project)
(LOC; Amsouth Bank)	1.07	5/7/09	900,000	[a]	900,000
South Broward Hospital District,
HR, Refunding (South Broward
Hospital District Obligated Group)	4.00	5/1/09	1,580,000		1,580,000
Illinois—2.8%
Chicago,
GO Notes, Refunding (Liquidity
Facility; JPMorgan Chase Bank)	0.35	5/1/09	7,000,000	[a]	7,000,000
Chicago O’Hare International
Airport, Revenue (Insured;
Assured Guaranty and Liquidity
Facility; Citibank NA)	0.92	5/7/09	2,810,000	[a,b]	2,810,000
Illinois,
GO Notes	5.25	6/1/09	125,000		125,312
Indiana—4.7%
Elkhart County,
Revenue (Hubbard Hill
Estates, Inc. Project)
(LOC; Fifth Third Bank)	3.90	5/7/09	2,820,000	[a]	2,820,000
Indiana Health and Educational
Facility Financing Authority,
Educational Facilities Revenue
(University of Evansville
Project) (LOC; Fifth Third Bank)	2.30	5/7/09	10,000,000	[a]	10,000,000
Vigo County,
EDR (Sisters of Providence of
Saint-Mary’s of the Woods
Project) (LOC; Allied Irish Banks)	1.40	5/7/09	4,000,000	[a]	4,000,000

8

Short-Term	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Kansas—2.8%
Junction City,
GO Temporary Notes	4.50	6/1/09	9,870,000		9,876,095
Kentucky—2.5%
Jefferson County,
Retirement Home Revenue
(Nazareth Literary and
Benevolent Institution Project)
(LOC; Fifth Third Bank)	3.90	5/7/09	3,185,000	[a]	3,185,000
Lexington-Fayette Urban County
Government, Educational
Building Revenue, Refunding
(The Lexington Christian
Academy, Inc. Project) (LOC;
Fifth Third Bank)	3.90	5/7/09	5,535,000	[a]	5,535,000
Louisiana—2.1%
Louisiana Local Government
Environmental Facilities and
Community Development
Authority, Revenue (Northwestern
State University Student Housing
Project) (LOC; Regions Bank)	1.23	5/7/09	3,570,000	[a]	3,570,000
Louisiana Local Government
Environmental Facilities and
Community Development
Authority, Revenue (Price
LeBlanc Facility, L.C.
Project) (LOC; Regions Bank)	1.03	5/7/09	4,000,000	[a]	4,000,000
Maine—1.6%
Maine Finance Authority,
Revenue (Kents Hill School
Issue) (LOC; Allied Irish Banks)	1.25	5/7/09	5,645,000	[a]	5,645,000
Massachusetts—5.1%
Massachusetts Development Finance
Agency, Multi-Mode Revenue
(Worcester Academy Project)
(LOC; Allied Irish Banks)	1.15	5/7/09	2,500,000	[a]	2,500,000
Massachusetts Development Finance
Agency, Revenue (Wilbraham and
Monson Academy Issue) (LOC;
Fifth Third Bank)	4.50	5/7/09	1,500,000	[a]	1,500,000

The Fund 9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Short-Term	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Massachusetts (continued)
Massachusetts Health and
Educational Facilities
Authority, Revenue
(Northeastern University Issue)	2.25	5/14/09	10,000,000		10,000,000
Worcester,
GO Notes, BAN	2.00	11/6/09	4,000,000		4,018,321
Michigan—.2%
Kalamazoo Hospital Finance
Authority, HR, Refunding
(Bronson Methodist Hospital)
(Insured; FSA)	2.65	5/15/09	600,000		600,000
Minnesota—1.1%
Puttable Floating Option Tax
Exempt Receipts (Saint Paul
Port Authority, MFHR
(Burlington Apartments
Project)) (Liquidity Facility;
FHLMC and LOC; FHLMC)	0.74	5/7/09	4,080,000	[a,b]	4,080,000
Nebraska—2.8%
Public Power Generation Agency,
Revenue (Whelan Energy Center
Unit 2) (Insured; Berkshire
Hathaway Assurance Corporation
and Liquidity Facility;
Citibank NA)	0.88	5/7/09	10,000,000	[a,b]	10,000,000
New Hampshire—3.2%
New Hampshire Health and
Educational Facilities
Authority, Revenue (University
System of New Hampshire Issue)
(Liquidity Facility; JPMorgan
Chase Bank)	0.50	5/1/09	11,350,000	[a]	11,350,000
New Hampshire Higher Educational
and Health Facilities Authority,
Revenue (Hunt Community Issue)
(LOC; Bank of America)	0.50	5/7/09	100,000	[a]	100,000
New Jersey—11.8%
New Jersey Economic Development
Authority, School Facilities
Construction Revenue, Refunding
(LOC; Dexia Credit Locale)	1.25	5/7/09	10,000,000	[a]	10,000,000

10

Short-Term	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
New Jersey (continued)
New Jersey Turnpike Authority,
Turnpike Revenue (Insured; FSA
and Liquidity Facility; Dexia
Credit Locale)	1.75	5/7/09	3,000,000	[a]	3,000,000
New Jersey Turnpike Authority,
Turnpike Revenue (Insured; FSA
and Liquidity Facility; Dexia
Credit Locale)	1.75	5/7/09	6,500,000	[a]	6,500,000
Tobacco Settlement Financing
Corporation of New Jersey,
Tobacco Settlement
Asset-Backed Bonds (Liquidity
Facility; Merrill Lynch
Capital Services and LOC;
Merrill Lynch and Company Inc.)	1.56	5/7/09	22,600,000	[a,b]	22,600,000
New York—8.8%
Long Island Power Authority,
Electric System General
Revenue (Insured; FSA and
Liquidity Facility; Dexia
Credit Locale)	3.00	5/7/09	1,000,000	[a]	1,000,000
Long Island Power Authority,
Electric System General
Revenue (Insured; FSA and
Liquidity Facility; Dexia
Credit Locale)	3.00	5/7/09	4,260,000	[a]	4,260,000
Metropolitan Transportation
Authority, Transportation
Revenue, Refunding (Insured;
FSA and Liquidity Facility;
Dexia Credit Locale)	2.00	5/7/09	2,000,000	[a]	2,000,000
New York City,
GO Notes (LOC; Bank of America)	0.47	5/1/09	7,000,000	[a]	7,000,000
New York City Transitional Finance
Authority, Revenue (New York
City Recovery) (Liquidity
Facility; Citigroup Global
Market Holdings)	0.45	5/1/09	2,000,000	[a]	2,000,000
New York State Dormitory
Authority, Revenue (Ithaca
College) (LOC; RBS Citizens NA)	3.15	5/7/09	15,000,000	[a]	15,000,000

The Fund 11

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Short-Term	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Ohio—1.9%
Beavercreek City School District,
School Improvement Unlimited
Tax GO Notes, BAN	2.00	8/18/09	1,810,000		1,817,332
Blue Ash,
EDR (Ursuline Academy of
Cincinnati Project) (LOC;
Fifth Third Bank)	2.30	5/7/09	5,100,000	[a]	5,100,000
Oklahoma—3.1%
Oklahoma Water Resources Board,
State Loan Program Revenue
(Liquidity Facility; State
Street Bank and Trust Co.)	1.88	6/1/09	5,000,000		5,000,000
Tulsa County Industrial Authority,
Capital Improvements Revenue
(Liquidity Facility; Bank of America)	1.50	5/15/09	5,890,000		5,890,000
Pennsylvania—10.6%
Berks County Industrial
Development Authority, Revenue
(Kutztown Resource Management,
Inc. Project) (LOC; Wachovia Bank)	0.72	5/7/09	3,750,000	[a]	3,750,000
Chester County Industrial
Development Authority, Revenue
(YMCA of the Brandywine Valley
Project) (LOC; Fulton Bank)	0.68	5/7/09	8,500,000	[a]	8,500,000
Harrisburg Authority,
Revenue (Haverford Township
School District Project)
(Insured; FSA and Liquidity
Facility; Dexia Credit Locale)	3.63	5/7/09	3,290,000	[a]	3,290,000
Horizon Hospital System Authority,
Senior Health and Housing
Facilities Revenue (Saint Paul
Homes Project) (LOC; M&T Bank)	0.68	5/7/09	6,985,000	[a]	6,985,000
Lancaster Industrial Development
Authority, Revenue (Student
Lodging, Inc. Project) (LOC;
Fulton Bank)	0.77	5/7/09	5,410,000	[a]	5,410,000
Lancaster Municipal Authority,
Revenue (Garden Spot Village
Project) (LOC; Fulton Bank)	0.97	5/7/09	950,000	[a]	950,000

12

Short-Term	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Pennsylvania (continued)
Lawrence County Industrial
Development Authority, Revenue
(Villa Maria Project) (LOC;
Allied Irish Banks)	1.25	5/7/09	2,025,000	[a]	2,025,000
Pennsylvania Economic Development
Financing Authority, EDR
(Homewood Retirement Centers
Project) (LOC; M&T Bank)	0.62	5/7/09	3,600,000	[a]	3,600,000
Southcentral Pennsylvania General
Authority, Revenue (York
County Cerebral Palsy Home,
Inc. Project) (LOC; Fulton Bank)	0.77	5/7/09	3,200,000	[a]	3,200,000
Tennessee—2.7%
Springfield Health and Educational
Facilities Board, Revenue, Refunding
(NorthCrest Medical Center
Project) (LOC; Regions Bank)	0.93	5/7/09	9,520,000	[a]	9,520,000
Texas—8.4%
Collin County Housing Finance
Corporation, Multifamily
Revenue (Carpenter-Oxford
Development Housing)
(Liquidity Facility; FHLMC and
LOC; FHLMC)	0.74	5/7/09	5,000,000	[a,b]	5,000,000
Harris County Health Facilities
Development Corporation,
Revenue (Saint Luke’s
Episcopal Hospital) (Liquidity
Facility: Bank of America,
Bayerische Landesbank,
JPMorgan Chase Bank, Northern
Trust Co. and Saint Lukes Hospital)	0.45	5/1/09	13,500,000	[a]	13,500,000
Tarrant County Health Facilities
Development Corporation,
Revenue (The Cumberland Rest,
Inc. Project) (LOC; HSH Nordbank)	1.00	5/1/09	10,000,000	[a]	10,000,000
Texas Transportation Commission,
GO Mobility Fund Bonds
(Liquidity Facility; JPMorgan
Chase Bank)	0.56	5/7/09	1,500,000	[a,b]	1,500,000

The Fund 13

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Short-Term	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Washington—.8%
Washington Housing Finance
Commission, Nonprofit Housing
Revenue (Mirabella Project)
(LOC; HSH Nordbank)	1.00	5/1/09	2,900,000	[a]	2,900,000
Wyoming—2.2%
Sweetwater County,
HR (Memorial Hospital Project)
(LOC; Key Bank)	1.17	5/7/09	7,750,000	[a]	7,750,000
U.S. Related—.8%
Puerto Rico Commonwealth,
Public Improvement GO Notes,
Refunding (Insured; FSA and
Liquidity Facility; Dexia
Credit Locale)	2.27	5/7/09	2,600,000	[a]	2,600,000
Puerto Rico Commonwealth,
Public Improvement GO Notes,
Refunding (Insured; FSA and
Liquidity Facility; Dexia
Credit Locale)	2.27	5/7/09	200,000	[a]	200,000

Total Investments (cost $349,898,766)			98.3%		349,898,766
Cash and Receivables (Net)			1.7%		5,885,910
Net Assets			100.0%		355,784,676

a Variable rate demand note—rate shown is the interest rate in effect at April 30, 2009. Maturity date represents the next demand date, or the ultimate maturity date if earlier.
b Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2009, these securities amounted to $50,990,000 or 14.3% of net assets.

14

Summary of Abbreviations

ABAG	Association of Bay Area Governments	ACA	American Capital Access
AGC	ACE Guaranty Corporation	AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond
	Assurance Corporation	ARRN	Adjustable Rate Receipt Notes
BAN	Bond Anticipation Notes	BIGI	Bond Investors Guaranty Insurance
BPA	Bond Purchase Agreement	CGIC	Capital Guaranty Insurance Company
CIC	Continental Insurance Company	CIFG	CDC Ixis Financial Guaranty
CMAC	Capital Markets Assurance Corporation	COP	Certificate of Participation
CP	Commercial Paper	EDR	Economic Development Revenue
EIR	Environmental Improvement Revenue	FGIC	Financial Guaranty Insurance
Company
FHA	Federal Housing Administration	FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage	FNMA	Federal National
	Corporation		Mortgage Association
FSA	Financial Security Assurance	GAN	Grant Anticipation Notes
GIC	Guaranteed Investment Contract	GNMA	Government National
Mortgage Association
GO	General Obligation	HR	Hospital Revenue
IDB	Industrial Development Board	IDC	Industrial Development Corporation
IDR	Industrial Development Revenue	LOC	Letter of Credit
LOR	Limited Obligation Revenue	LR	Lease Revenue
MFHR	Multi-Family Housing Revenue	MFMR	Multi-Family Mortgage Revenue
PCR	Pollution Control Revenue	PILOT	Payment in Lieu of Taxes
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	RRR	Resources Recovery Revenue
SAAN	State Aid Anticipation Notes	SBPA	Standby Bond Purchase Agreement
SFHR	Single Family Housing Revenue	SFMR	Single Family Mortgage Revenue
SONYMA	State of New York Mortgage Agency	SWDR	Solid Waste Disposal Revenue
TAN	Tax Anticipation Notes	TAW	Tax Anticipation Warrants
TRAN	Tax and Revenue Anticipation Notes	XLCA	XL Capital Assurance

The Fund 15

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Summary of Combined Ratings (Unaudited)

Fitch	or	Moody’s	or	Standard & Poor’s	Value (%)†
F1+,F1		VMIG1,MIG1,P1		SP1+,SP1,A1+,A1	90.9
AAA,AA,Ac		Aaa,Aa,Ac		AAA,AA,Ac	1.9
Not Rated[d]		Not Rated[d]		Not Rated[d]	7.2
					100.0

† Based on total investments.
c Notes which are not F, MIG and SP rated are represented by bond ratings of the issuers.
d Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.

See notes to financial statements.

16

STATEMENT OF ASSETS AND LIABILITIES April 30, 2009 (Unaudited)

			Cost	Value
Assets ($):
Investments in securities—See Statement of Investments			349,898,766	349,898,766
Receivable for investment securities sold				5,331,166
Interest receivable				1,294,723
Prepaid expenses				30,511
				356,555,166
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 2(c)				189,968
Cash overdraft due to Custodian				173,645
Dividend payable				216,288
Payable for shares of Capital Stock redeemed				190,589
				770,490
Net Assets ($)				355,784,676
Composition of Net Assets ($):
Paid-in capital				355,788,168
Accumulated net realized gain (loss) on investments				(3,492)
Net Assets ($)				355,784,676

Net Asset Value Per Share
	Investor	Class R	BASIC	Class B
	Shares	Shares	Shares	Shares
Net Assets ($)	97,085,695	62,918,062	44,278,076	151,502,843
Shares Outstanding	97,087,449	62,919,075	44,278,569	151,504,788
Net Asset Value Per Share ($)	1.00	1.00	1.00	1.00

See notes to financial statements.

The Fund 17

STATEMENT OF OPERATIONS Six Months Ended April 30, 2009 (Unaudited)

Investment Income ($):
Interest Income	2,436,038
Expenses:
Management fee—Note 2(a)	690,203
Distribution fees (Investor Shares and Class B Shares)—Note 2(b)	209,539
Shareholder servicing costs (Class B Shares)—Note 2(c)	125,430
Treasury insurance expense—Note 1(e)	46,679
Directors’ fees—Note 2(a)	14,333
Total Expenses	1,086,184
Less—Directors’ fees reimbursed by the Manager—Note 2(a)	(14,333)
Net Expenses	1,071,851
Investment Income—Net	1,364,187
Net Realized Gain (Loss) on Investments—Note 1(b) ($)	394
Net Increase in Net Assets Resulting from Operations	1,364,581

See notes to financial statements.

18

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	April 30, 2009	Year Ended
	(Unaudited)	October 31, 2008
Operations ($):
Investment income—net	1,364,187	4,060,610
Net realized gain (loss) on investments	394	(666)
Net Increase (Decrease) in Net Assets
Resulting from Operations	1,364,581	4,059,944
Dividends to Shareholders from ($):
Investment income—net:
Investors Shares	(429,347)	(872,372)
Class R Shares	(370,400)	(1,973,796)
BASIC Shares	(190,578)	(466,585)
Class B Shares	(373,862)	(747,857)
Total Dividends	(1,364,187)	(4,060,610)
Capital Stock Transactions ($1.00 per share):
Net proceeds from shares sold:
Investors Shares	153,690,753	132,309,154
Class R Shares	70,965,503	252,137,767
BASIC Shares	23,293,421	38,714,314
Class B Shares	182,589,636	289,043,000
Dividends reinvested:
Investors Shares	409,140	834,240
Class R Shares	70,057	439,833
BASIC Shares	178,336	441,192
Class B Shares	365,389	725,087
Cost of shares redeemed:
Investors Shares	(111,482,923)	(98,560,412)
Class R Shares	(64,976,643)	(271,775,888)
BASIC Shares	(9,093,971)	(18,106,554)
Class B Shares	(142,678,370)	(178,540,963)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	103,330,328	147,660,770
Total Increase (Decrease) in Net Assets	103,330,722	147,660,104
Net Assets ($):
Beginning of Period	252,453,954	104,793,850
End of Period	355,784,676	252,453,954

See notes to financial statements.

The Fund 19

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

Six Months Ended
April 30, 2009			Year Ended October 31,
Investor Shares	(Unaudited)	2008	2007	2006	2005	2004
Per Share Data ($):
Net asset value,
beginning of period	1.00	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.005	.023	.030	.026	.015	.004
Distributions:
Dividends from
investment income—net	(.005)	(.023)	(.030)	(.026)	(.015)	(.004)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00	1.00
Total Return (%)	1.03[a]	2.35	3.05	2.65	1.48	.44
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.74[a]	.71	.71	.71	.71	.71
Ratio of net expenses
to average net assets	.73[a]	.70	.70	.71	.71	.71
Ratio of net investment income
to average net assets	1.02[a]	2.18	3.01	2.65	1.44	.43
Net Assets, end of period
($ x 1,000)	97,086	54,469	19,885	25,896	22,170	26,380

a Annualized.
See notes to financial statements.

20

Six Months Ended
April 30, 2009			Year Ended October 31,
Class R Shares	(Unaudited)	2008	2007	2006	2005	2004
Per Share Data ($):
Net asset value,
beginning of period	1.00	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.006	.025	.032	.028	.017	.006
Distributions:
Dividends from
investment income—net	(.006)	(.025)	(.032)	(.028)	(.017)	(.006)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00	1.00
Total Return (%)	1.25[a]	2.56	3.26	2.86	1.69	.64
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.54[a]	.51	.51	.51	.51	.51
Ratio of net expenses
to average net assets	.53[a]	.50	.50	.51	.51	.51
Ratio of net investment income
to average net assets	1.22[a]	2.48	3.20	2.84	1.60	.60
Net Assets, end of period
($ x 1,000)	62,918	56,859	76,056	83,413	65,188	124,838

a Annualized.
See notes to financial statements.

The Fund 21

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended
	April 30, 2009	Year Ended October 31,
BASIC Shares	(Unaudited)	2008	2007[a]
Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00
Investment Operations:
Investment income—net	.006	.025	.011
Distributions:
Dividends from investment income—net	(.006)	(.025)	(.011)
Net asset value, end of period	1.00	1.00	1.00
Total Return (%)	1.23[b]	2.56	3.26[b]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.54[b]	.51	.52[b]
Ratio of net expenses to average net assets	.53[b]	.50	.50[b]
Ratio of net investment income
to average net assets	1.23[b]	2.40	3.26[b]
Net Assets, end of period ($ x 1,000)	44,278	29,900	8,852

a	From July 2, 2007 (commencement of operations) to October 31, 2007.
b	Annualized.

See notes to financial statements.

22

	Six Months Ended
	April 30, 2009	Year Ended October 31,
Class B Shares	(Unaudited)	2008	2007[a]
Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00
Investment Operations:
Investment income—net	.004	.020	.009
Distributions:
Dividends from investment income—net	(.004)	(.020)	(.009)
Net asset value, end of period	1.00	1.00	1.00
Total Return (%)	.75[b]	2.05	2.75[b]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.04[b]	1.02	1.03[b]
Ratio of net expenses to average net assets	1.03[b]	1.00	1.00[b]
Ratio of net investment income
to average net assets	.75[b]	1.81	2.69[b]
Net Assets, end of period ($ x 1,000)	151,503	111,226	1

a	From July 2, 2007 (commencement of operations) to October 31, 2007.
b	Annualized.

See notes to financial statements.

The Fund 23

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus AMT-Free Municipal Reserves (the “fund”) is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the “Company”) which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering eleven series including the fund.The fund’s investment objective is to seek income, consistent with stability of principal, that is exempt from federal income tax. The fund also seeks to provide income exempt from the federal alternative minimum tax.The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold without a sales charge.The fund is authorized to issue 1 billion shares of $.001 par value Capital Stock in each of the following classes of shares: Investor, Class R, Class B and BASIC. Investor shares and Class B shares are offered primarily to clients of financial institutions that have entered into selling agreements with the Distributor, and bear a distribution fee. Class B shares also bear a shareholder services fee. BASIC shares are offered to any investor and bear no distribution or shareholder services fee. Class R shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus) acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution or shareholder services fee. Each class of shares has identical rights and privileges, except with respect to the distribution fee, shareholder services fee and voting rights on matters affecting a single class. Income, expenses (other than expense attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

24

It is the fund’s policy to maintain a continuous net asset value per share of $1.00 for the fund; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 of the Act, which has been determined by the Board of Directors to represent the fair value of the fund’s investments.

The fund adopted Statement of Financial Accounting Standards No. 157 “FairValue Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the fund’s investments relating to FAS 157.These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Act. Generally, amortized cost

The Fund 25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary of the inputs used as of April 30, 2009 in valuing the fund’s investments:

Investments in
Valuation Inputs	Securities ($)
Level 1—Quoted Prices	—
Level 2—Other Significant Observable Inputs	349,898,766
Level 3—Significant Unobservable Inputs	—
Total	349,898,766

In April 2009, the Financial Accounting Standards Board (“FASB”) issued FASB Staff Position No. 157-4,“Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FSP 157-4”). FSP 157-4 provides additional guidance for estimating fair value in accordance with FAS 157, when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009. Management is currently evaluating the impact the adoption of FSP 157-4 will have on the fund’s financial statement disclosures.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and is recognized on the accrual basis. Cost of investments represents amortized cost.

The FASB released Statement of Financial Accounting Standards No. 161 “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclo-

26

sures about credit-risk-related contingent features in derivative agree-ments.The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements and the accompanying notes has not yet been determined.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net; such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended April 30, 2009, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the three-year period ended October 31, 2008 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The fund has an unused capital loss carryover of $3,886 available for federal income tax purposes to be applied against future net securities profit, if any, realized subsequent to October 31, 2008. If not applied, $877 of the carryover expires in fiscal 2011, $2,343 expires in fiscal 2015 and $666 expires in fiscal 2016.

The Fund 27

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The tax character of distributions paid to shareholders during the fiscal year ended October 31, 2008, was all tax-exempt income.The tax character of current year distributions will be determined at the end of the current fiscal year.

At April 30, 2009, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

(e) Treasury’s Temporary Guarantee Program: The fund has entered into a Guarantee Agreement with the United States Department of the Treasury (the “Treasury”) to participate in the Treasury’s Temporary Guarantee Program for Money Market Funds (the “Program”).

Under the Program, the Treasury guarantees the share price of shares of the fund held by shareholders as of September 19, 2008 at $1.00 per share if the fund’s net asset value per share falls below $0.995 (a “Guarantee Event”) and the fund liquidates. Recovery under the Program is subject to certain conditions and limitations.

Fund shares acquired by investors after September 19, 2008 that increase the number of fund shares the investor held at the close of business on September 19, 2008 are not eligible for protection under the Program. In addition, fund shares acquired by investors who did not hold fund shares at the close of business on September 19, 2008 are not eligible for protection under the Program.

The Program, which was originally set to expire on December 18, 2008, was extended by the Treasury until April 30, 2009 and has been extended by the Treasury until September 18, 2009, after which the Secretary of the Treasury will review the need for, and terms of, the Program. Participation in the initial term and the extended period of the Program required a payment to the Treasury in the amount of .01%, .015% and .015%, respectively, of the fund’s shares outstanding as of September 19, 2008 (valued at $1.00 per share).This expense is being borne by the fund without regard to any expense limitation currently in effect.

28

NOTE 2—Investment Management Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Management Agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .50% of the value of the fund’s average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, Rule 12b-1 distribution fees, service fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund’s allocable portion of fees and expenses of the non-interested Directors (including counsel fees). Each Director receives $45,000 per year, plus $6,000 for each joint Board meeting of the Company, The Dreyfus/Laurel Tax-Free Municipal Funds, The Dreyfus/Laurel Funds Trust (collectively, the “Dreyfus/Laurel Funds”) and Dreyfus Investment Funds attended, $2,000 for separate in-person committee meetings attended which are not held in conjunction with a regularly scheduled Board meeting and $1,500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. With respect to Board meetings, the Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). With respect to compensation committee meetings, the Chair of the compensation committee receives $900 per meeting. In the event that there is an in-person joint committee meeting or a joint telephone meeting of the Dreyfus/Laurel Funds, Dreyfus Investment Funds and Dreyfus High Yield Strategies Fund, the $2,000 or $1,500

The Fund 29

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

fee, as applicable, will be allocated between the Dreyfus/Laurel Funds, Dreyfus Investment Funds and Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets.Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Investor shares and Class B shares may pay annually up to .25% of the value of the average daily net assets (Investor shares are currently limited by the Company’s Board of Directors to .20%) attributable to its Investor shares and Class B shares to compensate the Distributor for shareholder servicing activities and activities primarily intended to result in the sale of Investor shares and Class B shares. During the period ended April 30, 2009, Investor shares and Class B shares were charged $84,109 and $125,430, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan (the “Service Plan”) subject to the Rule, pursuant to which the Fund pays the Distributor for the provision of certain services to the holders of its Class B shares a fee at an annual rate of .25% of the value of the fund’s average daily net assets attributable to Class B shares.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of such shareholder accounts. Under the Service Plan, the Distributor may enter into Shareholder Services Agreements with Service Agents and make payments to Service Agents in respect of these services. During the period ended April 30, 2009, Class B shares were charged $125,430, pursuant to the Service Plan.

30

The Company and the Distributor may suspend or reduce payments under the Service Plan at any time, and payments are subject to the continuation of the Service Plan and the Agreements described above. From time to time, the Service Agents, the Distributor and the Company may agree to voluntarily reduce the maximum fees payable under the Service Plan.

Under its terms, the Service Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Directors who are not “interested persons” of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Service Plan.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $123,913, Rule 12b-1 distribution plan fees $40,960 and shareholder services plan fees $25,095.

The Fund 31

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S INVESTMENT MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on February 9 and 10, 2009, the Board considered the re-approval of the fund’s Investment Management Agreement (“Management Agreement”), pursuant to which the Manager provides the fund with investment advisory and administrative services. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Manager.

Analysis of Nature, Extent and Quality of Services Provided to the Fund.The Board members considered information previously provided to them in a presentation from representatives of the Manager regarding services provided to the fund and other funds in the Dreyfus fund complex, and representatives of the Manager confirmed that there had been no material changes in this information.The Board also discussed the nature, extent and quality of the services provided to the fund pursuant to its Management Agreement. The Manager’s representatives reviewed the fund’s distribution of accounts and the relationships the Manager has with various intermediaries and the different needs of each.The Manager’s representatives noted the distribution channels for the fund as well as the diversity of distribution among the funds in the Dreyfus fund complex, and the Manager’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including those of the fund.The Manager provided the number of shareholder accounts in the fund, as well as the fund’s asset size.

The Board members also considered the Manager’s research and portfolio management capabilities and that the Manager also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board members also considered the Manager’s extensive administrative, accounting and compliance infrastructure.

32

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board members reviewed the fund’s performance and comparisons to a group of retail, no-load tax-exempt money market funds (the “Performance Group”) and to a larger universe of funds, consisting of all retail tax-exempt money market funds (the “Performance Universe”) selected and provided by Lipper, Inc., an independent provider of investment company data.The Board was provided with a description of the methodology Lipper used to select the Performance Group and Performance Universe, as well as the Expense Group and Expense Universe (discussed below). The Board members discussed the results of the comparisons for various periods ended December 31, 2008, and noted that the fund’s total return performance was above the Performance Group and Performance Universe medians for each of the periods, except the fund’s total return performance was below the Performance Universe median for the ten-year period ended December 31, 2008.

The Board members also discussed the fund’s contractual and actual management fee and expense ratio and reviewed the range of management fees and expense ratios of a comparable group of funds (the “Expense Group”) and a broader group of funds (the “Expense Universe”), each selected and provided by Lipper. Noting the fund’s “unitary fee” structure, the Board members noted that the fund’s contractual management fee was above the Expense Group median and the fund’s actual management fee was above the Expense Group and Expense Universe medians and that the fund’s expense ratio was equal to the Expense Group median but above the Expense Universe median.

Representatives of the Manager reviewed with the Board members the fees paid to the Manager or its affiliates by mutual funds managed by the Manager or its affiliates with similar investment objectives, policies and strategies, and included in the same Lipper category as the fund (the “Similar Funds”). They also noted that there were no other accounts

The Fund 33

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S INVESTMENT MANAGEMENT AGREEMENT (Unaudited) (continued)

managed by the Manager or its affiliates with similar investment objectives, policies and strategies as the fund.The Manager’s representatives also reviewed the costs associated with distribution through intermediaries. The Board analyzed differences in fees paid to the Manager and discussed the relationship of the fees paid in light of the services provided, noting the fund’s “unitary fee” structure.The Board members considered the relevance of the fee information provided for the Similar Funds to evaluate the appropriateness and reasonableness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. The Manager’s representatives reviewed the dollar amount of expenses allocated and profit received by the Manager and the method used to determine such expenses and profit. The Board previously had been provided with information prepared by an independent consulting firm regarding the Manager’s approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund com-plex.The Board also was informed that the methodology had also been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable.The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the fund.The Board members evaluated the profitability analysis in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders.The Board members also considered potential benefits to the Manager from acting as investment adviser and noted that there were no soft dollar arrangements with respect to trading the fund’s portfolio.

It was noted that the Board members should consider the Manager’s profitability with respect to the fund as part of their evaluation of whether the fees under the Management Agreement bear a reasonable relationship to the mix of services provided by the Manager, including the nature, extent and quality of such services and that a discussion of economies of scale is predicated on increasing assets and that, if a fund’s

34

assets had been decreasing, the possibility that the Manager may have realized any economies of scale would be less. It also was noted that the profitability percentage for managing the fund was within the range determined by appropriate court cases to be reasonable given the services rendered and generally superior service levels provided by the Manager.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the fund’s Management Agreement. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, extent and quality of the ser- vices provided by the Manager are adequate and appropriate.
  The Board was generally satisfied with the fund’s relative performance.
  The Board concluded that the fee paid by the fund to the Manager was reasonable in light of the services provided, comparative perfor- mance, expense and advisory fee information, costs of the services provided and profits to be realized and benefits derived or to be derived by the Manager from its relationship with the fund.
  The Board determined that the economies of scale which may accrue to the Manager and its affiliates in connection with the man- agement of the fund had been adequately considered by the Manager in connection with the management fee rate charged to the fund and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the fund’s Management Agreement was in the best interests of the fund and its shareholders and that the Management Agreement would be renewed through April 4, 2010.

The Fund 35

NOTES

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the CEO
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses With Those of Other Funds
7	Statement of Investments
10	Statement of Assets and Liabilities
11	Statement of Operations
12	Statement of Changes in Net Assets
14	Financial Highlights
18	Notes to Financial Statements
28	Information About the Review and Approval of the Fund’s Investment Management Agreement
FOR MORE INFORMATION
Back Cover

Dreyfus Tax Managed Growth Fund

The Fund

A LETTER FROM THE CEO

Dear Shareholder:

We present to you this semiannual report for Dreyfus Tax Managed Growth Fund, covering the six-month period from November 1, 2008, through April 30, 2009.

The reporting period began with the equities market plummeting severely in late 2008,and rebounding over 20% by the end of the reporting period from dramatic March 2009 lows. In supporting the recent rally, investors apparently shrugged off more bad economic news: the unemployment rate surged to a 25-year high in April, and a 6.3% annualized contraction in economic growth over the fourth quarter of 2008 was followed by a further 6.1% economic contraction during the first quarter of 2009.Yet, the rebound between March 7 and April 30 proved to be one of the more robust in the history of the U.S. stock market. These enormous swings have left investors wondering if the equities market is forecasting sustainable economic improvement, or whether these events represent what many call a bear market rally.We generally have remained cautious in the absence of real economic progress, but the market’s gyrations illustrate an important feature of many market rallies—when they begin to snap back, the rebounds are often quick and sharp, usually leaving most investors on the sidelines.That’s why we encourage you to speak regularly with your financial consultant, who can discuss with you the potential benefits of adhering to a long-term investment strategy tailored to your current investment needs and future goals.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s Portfolio Manager(s). Thank you for your continued confidence and support.

Jonathan R. Baum Chairman and Chief Executive Officer The Dreyfus Corporation May 15, 2009

2

DISCUSSION OF FUND PERFORMANCE

For the period of November 1, 2008, through April 30, 2009, as provided by Fayez Sarofim, Portfolio Manager of Fayez Sarofim & Co., Sub-Investment Adviser

Fund and Market Performance Overview

For the six-month period ended April 30, 2009, Dreyfus Tax Managed Growth Fund’s Class A shares produced a total return of –10.60%, Class B shares returned –10.93%, Class C shares returned –10.98% and Class I shares returned –10.52%.1 For the same period, the fund’s benchmark, the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”), produced a –8.52% total return.2

The reporting period proved highly volatile, as steep market declines over the reporting period’s first four months were partly offset by a springtime rally.The fund produced lower returns than its benchmark, as its focus on higher-quality companies prevented it from participating fully in a rally that was driven by more speculative stocks.

The Fund’s Investment Approach

The fund invests primarily in well-established, multinational companies that we believe are well positioned to weather difficult economic climates and thrive during favorable times. We focus on purchasing large-cap,“blue-chip” stocks at a price we consider to be justified by a company’s fundamentals.The result is a portfolio of stocks selected for what we consider to be sustained patterns of profitability, strong balance sheets, expanding global presence and above-average earnings growth potential.At the same time, we manage the fund in a manner cognizant of the concerns of tax-conscious investors.We typically buy and sell relatively few stocks during the course of the year, which may help reduce investors’ tax liabilities.

Steep Market Declines Followed by a Strong Rally

The U.S. stock market fell sharply over the first four months of the reporting period, adding to earlier declines in the wake of the failures of major financial institutions and the escalation of an ongoing credit cri-sis.The market’s credit-related struggles were intensified by a deepening

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

recession as the unemployment rate climbed, home prices plummeted and consumer confidence plunged.

These developments were addressed aggressively by U.S.government and monetary authorities.The Federal Reserve Board reduced interest rates and injected liquidity into the banking system, and officials in the U.S. Department of the Treasury rescued a number of troubled corporations. These measures bolstered investor sentiment, and stocks rallied strongly over the reporting period’s second half despite little improvement in economic data. The rally was especially robust among smaller, more speculative stocks, suggesting to us that bargain-hunting investors were taking advantage of beaten-down stock prices.

Defensive Investment Posture Produced Mixed Results

Although the fund produced higher returns than its benchmark over the first five months of the reporting period, lagging performance in April caused it to underperform the benchmark for the reporting period overall. Relative weakness was particularly apparent in the consumer discretionary sector, where traditional safe havens such as McDonald’s lagged in the rally. In addition, media giant News Corporation struggled with slumping advertising revenues and generally poor business conditions in the newspaper industry. In the health care sector, industry leaders Abbott Laboratories and Johnson & Johnson failed to advance due to industry-wide concerns regarding potential health care reform legislation.Abbott Labs also encountered lower sales volumes for a key product. Finally, the fund’s underweighted position in the information technology sector prevented it from participating in the sector’s relative strength. Lastly, the fund’s underweighted position in the information technology sector prevented it from participating in the sector’s relative strength.

Among individual stocks, household goods maker Procter & Gamble failed to keep pace with market averages when investors turned away from traditionally defensive companies. Integrated energy company ConocoPhillips also lagged due to unfavorable year-over-year earnings comparisons.

On a more positive note, the fund achieved better-than-average results from its relatively light exposure to the hard-hit financials sector, where we generally avoided the institutions at the center of the credit crisis.

4

The fund also benefited from lack of exposure to the utilities sector, where a number of regulated energy producers encountered revenue shortfalls amid higher input costs. Finally, an underweighted position in the economically sensitive industrials sector bolstered the fund’s relative performance. Winners among individual stocks included pharmacy chain Walgreens, which has continued to expand and capture market share. Electronics innovator Apple also fared well as its stock price bounced back from earlier weakness.

Focusing on Fundamentals

Although we expect the U.S. economy to improve over the intermediate-term as businesses rebuild inventories and consumers respond positively to lower energy prices, we are concerned that the recent rally among smaller, lower-quality stocks is not supported by market fundamentals. In addition, we anticipate that some industries—most notably automobile manufacturers and financial institutions—will continue to struggle.

While lower-quality stocks may give back some of their recent gains in the months ahead, we are more optimistic regarding the high-quality blue chips in which the fund primarily invests. When a sustainable economic recovery begins in earnest, we believe that multinational companies with strong balance sheets and healthy cash flows will prosper, and that their attractive valuations and growing dividends will attract long-term investors in a low-interest rate and low-inflation environment.

May 15, 2009

1	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and Class C shares.
Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by Fayez Sarofim & Co. pursuant to an agreement in effect until March 1,
2010. Had these expenses not been absorbed, the fund’s returns would have been lower.
2	SOURCE: LIPPER INC. — Reflects monthly reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s 500 Composite Stock Price Index is
a widely accepted, unmanaged index of U.S. stock market performance.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Tax Managed Growth Fund from November 1, 2008 to April 30, 2009. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment assuming actual returns for the six months ended April 30, 2009

	Class A	Class B	Class C	Class I
Expenses paid per $1,000†	$ 5.87	$ 9.38	$ 9.37	$ 4.75
Ending value (after expenses)	$894.00	$890.70	$890.20	$894.80

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended April 30, 2009

	Class A	Class B	Class C	Class I
Expenses paid per $1,000†	$ 6.26	$ 9.99	$ 9.99	$ 5.06
Ending value (after expenses)	$1,018.60	$1,014.88	$1,014.88	$1,019.79

† Expenses are equal to the fund’s annualized expense ratio of 1.25% for Class A, 2.00% for Class B, 2.00% for
Class C and 1.01% for Class I, multiplied by the average account value over the period, multiplied by 181/365
(to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS April 30, 2009 (Unaudited)

Common Stocks—98.7%	Shares	Value ($)
Consumer Discretionary—8.2%
McDonald’s	62,000	3,303,980
McGraw-Hill Cos.	57,000	1,718,550
News, Cl. A	118,000	974,680
		5,997,210
Consumer Staples—38.5%
Altria Group	129,000	2,106,570
Coca-Cola	114,000	4,907,700
Estee Lauder, Cl. A	20,500	612,950
Kraft Foods, Cl. A	15,271	357,341
Nestle, ADR	115,750	3,756,088
PepsiCo	59,400	2,955,744
Philip Morris International	129,000	4,669,800
Procter & Gamble	77,000	3,806,880
Wal-Mart Stores	27,000	1,360,800
Walgreen	100,000	3,143,000
Whole Foods Market	19,000 [a]	393,870
		28,070,743
Energy—18.2%
Chevron	52,000	3,437,200
ConocoPhillips	60,000	2,460,000
Exxon Mobil	78,512	5,234,395
Patriot Coal	2,400 [a,b]	15,120
Peabody Energy	12,000	316,680
Total, ADR	24,000	1,193,280
Transocean	9,444 [b]	637,281
		13,293,956
Financial—2.3%
Bank of America	78,896	704,541
JPMorgan Chase & Co.	30,000	990,000
		1,694,541
Health Care—10.3%
Abbott Laboratories	69,000	2,887,650
Johnson & Johnson	74,500	3,900,820
Merck & Co.	18,000	436,320
Novo Nordisk, ADR	7,000	332,570
		7,557,360

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)
Industrial—4.9%
Caterpillar	20,000	711,600
General Dynamics	10,000	516,700
General Electric	110,000	1,391,500
United Technologies	20,000	976,800
		3,596,600
Information Technology—14.0%
Apple	15,000 [b]	1,887,450
Automatic Data Processing	25,000	880,000
Cisco Systems	55,000 [b]	1,062,600
Intel	200,000	3,156,000
Microsoft	75,000	1,519,500
QUALCOMM	20,500	867,560
Texas Instruments	45,000	812,700
		10,185,810
Materials—2.3%
Freeport-McMoRan Copper & Gold	5,000	213,250
Praxair	15,000	1,119,150
Rio Tinto, ADR	2,000	325,900
		1,658,300
Total Common Stocks
(cost $73,948,952)		72,054,520

Other Investment—1.2%
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $877,000)	877,000 [c]	877,000

8

Investment of Cash Collateral
for Securities Loaned—.5%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Cash
Advantage Plus Fund
(cost $353,250)	353,250 [c]	353,250

Total Investments (cost $75,179,202)	100.4%	73,284,770
Liabilities, Less Cash and Receivables	(.4%)	(299,256)
Net Assets	100.0%	72,985,514

ADR—American Depository Receipts

a All or a portion of these securities are on loan. At April 30, 2009, the total market value of the fund’s securities on loan is $368,091 and the total market value of the collateral held by the fund is $353,250.
b Non-income producing security.
c Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Consumer Staples	38.5	Industrial	4.9
Energy	18.2	Materials	2.3
Information Technology	14.0	Financial	2.3
Health Care	10.3	Money Market Investments	1.7
Consumer Discretionary	8.2		100.4

† Based on net assets.
See notes to financial statements.

The Fund 9

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2009 (Unaudited)

			Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $368,091)—Note 1(b):
Unaffiliated issuers			73,948,952	72,054,520
Affiliated issuers			1,230,250	1,230,250
Dividends and interest receivable				169,887
				73,454,657
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)				88,030
Cash overdraft due to Custodian				11,024
Liability for securities on loan—Note 1(b)				353,250
Payable for shares of Capital Stock redeemed				16,839
				469,143
Net Assets ($)				72,985,514
Composition of Net Assets ($):
Paid-in capital				91,072,712
Accumulated undistributed investment income—net				479,414
Accumulated net realized gain (loss) on investments				(16,672,180)
Accumulated net unrealized appreciation
(depreciation) on investments				(1,894,432)
Net Assets ($)				72,985,514

Net Asset Value Per Share
	Class A	Class B	Class C	Class I
Net Assets ($)	50,409,591	4,923,042	17,495,653	157,228
Shares Outstanding	4,009,516	405,650	1,457,762	12,489
Net Asset Value Per Share ($)	12.57	12.14	12.00	12.59

See notes to financial statements.

10

STATEMENT OF OPERATIONS Six Months Ended April 30, 2009 (Unaudited)

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers (net of $55,757 foreign taxes withheld at source)	1,337,825
Affiliated issuers	1,023
Income from securities lending	3,894
Total Income	1,342,742
Expenses:
Management fee—Note 3(a)	417,774
Distribution and service plan fees—Note 3(b)	184,186
Directors’ fees and expenses—Note 3(a)	2,941
Loan commitment fees—Note 2	427
Total Expenses	605,328
Less—reduction in management fee due to undertaking—Note 3(a)	(37,960)
Less—Directors’ fees reimbursed by the Manager—Note 3(a)	(2,941)
Net Expenses	564,427
Investment Income—Net	778,315
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(1,643,114)
Net unrealized appreciation (depreciation) on investments	(8,865,728)
Net Realized and Unrealized Gain (Loss) on Investments	(10,508,842)
Net (Decrease) in Net Assets Resulting from Operations	(9,730,527)

See notes to financial statements.

The Fund 11

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	April 30, 2009	Year Ended
	(Unaudited)[a]	October 31, 2008
Operations ($):
Investment income—net	778,315	1,440,024
Net realized gain (loss) on investments	(1,643,114)	3,522,299
Net unrealized appreciation
(depreciation) on investments	(8,865,728)	(46,291,469)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(9,730,527)	(41,329,146)
Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	(1,118,929)	(1,124,892)
Class B Shares	(45,415)	(42,505)
Class C Shares	(205,177)	(156,430)
Class I Shares	(1,434)	(91)
Class T Shares	(29,377)	(25,983)
Total Dividends	(1,400,332)	(1,349,901)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A Shares	5,082,923	10,749,835
Class B Shares	60,492	128,173
Class C Shares	1,616,061	994,877
Class I Shares	151,188	7,750
Class T Shares	34,437	14,993
Dividends reinvested:
Class A Shares	868,922	899,235
Class B Shares	29,979	27,740
Class C Shares	134,436	98,741
Class I Shares	1,355	19
Class T Shares	27,717	24,184
Cost of shares redeemed:
Class A Shares	(8,193,957)	(20,099,201)
Class B Shares	(2,764,012)	(10,701,354)
Class C Shares	(2,083,446)	(6,359,822)
Class I Shares	(232)	(5,030)
Class T Shares	(1,607,878)	(397,029)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(6,642,015)	(24,616,889)
Total Increase (Decrease) in Net Assets	(17,772,874)	(67,295,936)
Net Assets ($):
Beginning of Period	90,758,388	158,054,324
End of Period	72,985,514	90,758,388
Undistributed investment income—net	479,414	1,101,431

12

	Six Months Ended
	April 30, 2009	Year Ended
	(Unaudited)[a]	October 31, 2008
Capital Share Transactions:
Class Ab,c
Shares sold	397,852	571,370
Shares issued for dividends reinvested	66,334	44,161
Shares redeemed	(649,127)	(1,126,385)
Net Increase (Decrease) in Shares Outstanding	(184,941)	(510,854)
Class Bb
Shares sold	4,980	7,021
Shares issued for dividends reinvested	2,366	1,418
Shares redeemed	(222,715)	(595,086)
Net Increase (Decrease) in Shares Outstanding	(215,369)	(586,647)
Class C
Shares sold	132,274	55,701
Shares issued for dividends reinvested	10,712	5,074
Shares redeemed	(171,213)	(369,488)
Net Increase (Decrease) in Shares Outstanding	(28,227)	(308,713)
Class I
Shares sold	11,676	410
Shares issued for dividends reinvested	104	1
Shares redeemed	(18)	(251)
Net Increase (Decrease) in Shares Outstanding	11,762	160
Class Tc
Shares sold	2,667	801
Shares issued for dividends reinvested	2,144	1,205
Shares redeemed	(130,495)	(22,660)
Net Increase (Decrease) in Shares Outstanding	(125,684)	(20,654)

a Effective close of business on Febraury 4, 2009, the fund no longer offers Class T shares.
b During the period ended April 30, 2009, 54,716 Class B shares representing $694,294 were automatically converted to 52,667 Class A shares and during the period ended October 31, 2008, 285,926 Class B shares representing $5,190,502 were automatically converted to 273,933 Class A shares.
c On the close of business on February 4, 2009, 126,474 Class T shares representing $1,556,892 were automatically converted to 124,751 Class A shares.

See notes to financial statements.

The Fund 13

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

Six Months Ended
April 30, 2009			Year Ended October 31,
Class A Shares	(Unaudited)	2008	2007	2006	2005	2004
Per Share Data ($):
Net asset value,
beginning of period	14.35	20.51	18.44	16.35	15.26	14.86
Investment Operations:
Investment income—net[a]	.15	.25	.22	.21	.20	.12
Net realized and unrealized
gain (loss) on investments	(1.66)	(6.17)	2.08	2.00	1.08	.40
Total from Investment Operations	(1.51)	(5.92)	2.30	2.21	1.28	.52
Distributions:
Dividends from
investment income—net	(.27)	(.24)	(.23)	(.12)	(.19)	(.12)
Net asset value, end of period	12.57	14.35	20.51	18.44	16.35	15.26
Total Return (%)[b]	(10.60)[c]	(29.22)	12.58	13.61	8.41	3.48
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.37[d]	1.36	1.36	1.36	1.36	1.35
Ratio of net expenses
to average net assets	1.25[d]	1.25	1.25	1.29	1.36	1.35
Ratio of net investment income
to average net assets	2.29[d]	1.35	1.13	1.20	1.22	.77
Portfolio Turnover Rate	—[c]	5.91	8.09	—	1.06	.72
Net Assets, end of period
($ x 1,000)	50,410	60,207	96,507	92,601	104,506	91,759

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
c	Not annualized.
d	Annualized.

See notes to financial statements.

14

Six Months Ended
April 30, 2009			Year Ended October 31,
Class B Shares	(Unaudited)	2008	2007	2006	2005	2004
Per Share Data ($):
Net asset value,
beginning of period	13.72	19.56	17.57	15.68	14.60	14.22
Investment Operations:
Investment income—net[a]	.09	.11	.08	.08	.09	.00[b]
Net realized and unrealized
gain (loss) on investments	(1.59)	(5.91)	1.98	1.91	1.03	.38
Total from Investment Operations	(1.50)	(5.80)	2.06	1.99	1.12	.38
Distributions:
Dividends from
investment income—net	(.08)	(.04)	(.07)	(.10)	(.04)	(.00)[b]
Net asset value, end of period	12.14	13.72	19.56	17.57	15.68	14.60
Total Return (%)[c]	(10.93)[d]	(29.72)	11.76	12.76	7.60	2.77
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.12[e]	2.11	2.11	2.11	2.11	2.10
Ratio of net expenses
to average net assets	2.00[e]	2.00	2.00	2.04	2.11	2.10
Ratio of net investment income
to average net assets	1.53[e]	.65	.42	.47	.60	.02
Portfolio Turnover Rate	—[d]	5.91	8.09	—	1.06	.72
Net Assets, end of period
($ x 1,000)	4,923	8,519	23,622	36,326	57,804	102,007

a	Based on average shares outstanding at each month end.
b	Amount represents less than $.01 per share.
c	Exclusive of sales charge.
d	Not annualized.
e	Annualized.

See notes to financial statements.

The Fund 15

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
April 30, 2009			Year Ended October 31,
Class C Shares	(Unaudited)	2008	2007	2006	2005	2004
Per Share Data ($):
Net asset value,
beginning of period	13.63	19.48	17.53	15.64	14.59	14.22
Investment Operations:
Investment income—net[a]	.09	.11	.07	.07	.08	.00[b]
Net realized and unrealized
gain (loss) on investments	(1.58)	(5.87)	1.98	1.92	1.03	.38
Total from Investment Operations	(1.49)	(5.76)	2.05	1.99	1.11	.38
Distributions:
Dividends from
investment income—net	(.14)	(.09)	(.10)	(.10)	(.06)	(.01)
Net asset value, end of period	12.00	13.63	19.48	17.53	15.64	14.59
Total Return (%)[c]	(10.98)[d]	(29.71)	11.73	12.80	7.54	2.73
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.12[e]	2.11	2.11	2.11	2.11	2.10
Ratio of net expenses
to average net assets	2.00[e]	2.00	2.00	2.04	2.11	2.10
Ratio of net investment income
to average net assets	1.53[e]	.61	.39	.44	.53	.02
Portfolio Turnover Rate	—[d]	5.91	8.09	—	1.06	.72
Net Assets, end of period
($ x 1,000)	17,496	20,247	34,961	35,603	41,677	51,391

a	Based on average shares outstanding at each month end.
b	Amount represents less than $.01 per share.
c	Exclusive of sales charge.
d	Not annualized.
e	Annualized.

See notes to financial statements.

16

Six Months Ended
April 30, 2009			Year Ended October 31,
Class I Shares	(Unaudited)	2008	2007[a]	2006	2005	2004[b]
Per Share Data ($):
Net asset value,
beginning of period	14.41	20.58	18.52	16.38	15.28	15.56
Investment Operations:
Investment income—net[c]	.15	.28	.20	.24	.25	.06
Net realized and unrealized
gain (loss) on investments	(1.65)	(6.16)	2.14	2.03	1.07	(.34)
Total from Investment Operations	(1.50)	(5.88)	2.34	2.27	1.32	(.28)
Distributions:
Dividends from
investment income—net	(.32)	(.29)	(.28)	(.13)	(.22)	—
Net asset value, end of period	12.59	14.41	20.58	18.52	16.38	15.28
Total Return (%)	(10.52)[d]	(28.99)	12.76	13.94	8.73	(1.80)[d]
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.13[e]	1.11	1.12	1.10	1.10	.51[d]
Ratio of net expenses
to average net assets	1.01[e]	1.00	1.01	1.04	1.10	.51[d]
Ratio of net investment income
to average net assets	2.25[e]	1.57	1.01	1.41	1.48	.41[d]
Portfolio Turnover Rate	—[d]	5.91	8.09	—	1.06	.72
Net Assets, end of period
($ x 1,000)	157	10	12	1	1	1

a	Effective June 1, 2007, Class R shares were redesignated as Class I shares.
b	From May 14, 2004 (commencement of operations) to October 31, 2004.
c	Based on average shares outstanding at each month end.
d	Not annualized.
e	Annualized.

See notes to financial statements.

The Fund 17

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Tax Managed Growth Fund (the “fund”) is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the “Company”) which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering eleven series, including the fund. The fund’s investment objective is to provide investors with long-term capital appreciation consistent with minimizing realized capital gains and taxable current income.The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Fayez Sarofim & Co. (“Sarofim & Co.”) serves as the fund’s sub-investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares.The fund is authorized to issue 500 million shares of $.001 par value Capital Stock. The fund currently offers four classes of shares: Class A (200 million shares authorized), Class B (100 million shares authorized), Class C (100 million shares authorized) and Class I (100 million shares authorized). Class A, Class B and Class C shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or service fee. Class A shares are sold with a front-end sales charge, while Class B and Class C shares are subject to a contingent deferred sales charge (“CDSC”). Class B shares automatically convert to Class A shares after six years.The fund does not offer Class B shares, except in connection with dividend re-investment and permitted exchanges of Class B shares. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of NewYork Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus) acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution or service fees. Class I shares are offered without a front-end sales charge or CDSCs. Each class

18

of shares has identical rights and privileges, except with respect to distribution and service fees, the allocation of certain transfer agency costs and voting rights on matters affecting a single class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

Effective December 3, 2008, investments for new accounts were no longer permitted in ClassT of the fund, except that participants in certain group retirement plans were able to open a new account in Class T of the fund, provided that the fund was established as an investment option under the plans before December 3, 2008. On February 4, 2009, the fund issued to each holder of its Class T shares, in exchange for said shares, Class A shares of the fund having an aggregate net asset value equal to the aggregate net asset value of the shareholder’s Class T shares. Subsequent investments in the fund’s Class A shares made by prior holders of the fund’s Class T shares who received Class A shares of the fund in exchange for their Class T shares are subject to the front-end sales load schedule that was in effect for Class T shares at the time of the exchange. Otherwise, all other Class A share attributes will be in effect. Effective close of business on February 4, 2009, the fund no longer offers Class T shares.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available, are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or

The Fund 19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of the security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers.

The fund adopted Statement of Financial Accounting Standards No. 157 “FairValue Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the fund’s investments relating to FAS 157.These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

20

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of April 30, 2009 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Quoted	Observable Unobservable
	Prices	Inputs	Inputs	Total
Assets ($)
Investments in
Securities	69,528,682	3,756,088	—	73,284,770
Other Financial
Instruments†	—	—	—	—
Liabilities ($)
Other Financial
Instruments†	—	—	—	—

†	Other financial instruments include derivative instruments, such as futures, forward currency exchange contracts, swap contracts and options contracts. Amounts shown represent unrealized appreciation (depreciation) at period end.

In April 2009, the Financial Accounting Standards Board (“FASB”) issued FASB Staff Position No. 157-4,“Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FSP 157-4”). FSP 157-4 provides additional guidance for estimating fair value in accordance with FAS 157, when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009. Management is currently evaluating the impact the adoption of FSP 157-4 will have on the fund’s financial statement disclosures.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest

The Fund 21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy, that at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is to be maintained. At April 30, 2009, the market value of the collateral was 96% of the market value of the securities on loan.The fund received additional collateral subsequent to year end which resulted in the market value of the collateral to be at least 100% of the market value of the securities on loan. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit. The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended April 30, 2009,The Bank of New York Mellon earned $1,669 pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distribu-

22

tions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended April 30, 2009, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the three-year period ended October 31, 2008 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The fund has an unused capital loss carryover of $15,029,066 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 2008. If not applied, $7,169,147 of the carryover expires in fiscal 2011 and $7,859,919 expires in fiscal 2012.

The tax character of distributions paid to shareholders during the fiscal year ended October 31, 2008 was as follows: ordinary income $1,349,901. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $145 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion

The Fund 23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

of Facility fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended April 30, 2009, the fund did not borrow under the Facilities.

NOTE 3—Investment Management Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Management Agreement with Dreyfus, Dreyfus provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. Dreyfus also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay Dreyfus a fee, calculated daily and paid monthly, at the annual rate of 1.10% of the value of the fund’s average daily net assets. Out of its fee, Dreyfus pays all of the expenses of the fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, service fees, expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, Dreyfus is required to reduce its fee in an amount equal to the fund’s allocable portion of fees and expenses of the non-interested Directors (including counsel fees). Each Director receives $45,000 per year, plus $6,000 for each joint Board meeting of the Company, The Dreyfus/Laurel Tax-Free Municipal Funds,The Dreyfus/Laurel Funds Trust (collectively, the “Dreyfus/Laurel Funds”) and Dreyfus Investment Funds attended, $2,000 for separate in-person committee meetings attended which are not held in conjunction with a regularly scheduled Board meeting and $1,500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. With respect to Board meetings, the Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). With respect to compensation committee meetings, the Chair of the

24

compensation committee receives $900 per meeting. In the event that there is an in-person joint committee meeting or a joint telephone meeting of the Dreyfus/Laurel Funds, Dreyfus Investment Funds and Dreyfus HighYield Strategies Fund, the $2,000 or $1,500 fee, as applicable, will be allocated between the Dreyfus/Laurel Funds, Dreyfus Investment Funds and Dreyfus High Yield Strategies Fund.These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to Dreyfus, are in fact paid directly by Dreyfus to the non-interested Directors.

Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and Sarofim & Co., Dreyfus pays Sarofim & Co. an annual fee of .30% of the value of the fund’s average daily net assets, payable monthly. Sarofim & Co. has agreed to waive receipt of a portion of its sub-investment advisory fee in the amount of .10% of the value of the fund’s average daily net assets until March 1, 2010.The sub-investment advisory fee is paid by Dreyfus out of the management fee received by Dreyfus from the fund. Dreyfus is, in turn, passing the waiver by Sarofim & Co. onto the fund by waiving a portion of the management fee in that amount, .10% of the value of the fund’s average daily net assets.The reduction in management fee, pursuant to the undertaking by Sarofim & Co., amounted to $37,960 during the period ended April 30, 2009.

During the period ended April 30, 2009, the Distributor retained $8,247 and $424 from commissions earned on sales of the fund’s Class A and ClassT shares, respectively, and $17,932 and $9,461 from CDSCs on redemptions of the fund’s Class B and Class C shares, respectively.

(b) Under separate Distribution Plans (the “Plans”) adopted pursuant to Rule 12b-1 under the Act, Class A shares may pay annually up to .25% of the value of its average daily net assets to compensate the Distributor for shareholder servicing activities and expenses primarily

The Fund 25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

intended to result in the sale of Class A shares. Class B, Class C and Class T shares pay the Distributor for distributing their shares at an aggregate annual rate of .75% of the value of the average daily net assets of Class B and Class C shares and .25% of the value of the average daily net assets of Class T shares.The Distributor may pay one or more agents in respect of advertising, marketing and other distribution services for Class T shares and determines the amounts, if any, to be paid to agents and the basis on which such payments are made. Class B, Class C and Class T shares are also subject to a service plan adopted pursuant to Rule 12b-1 (the “Service Plan”), under which Class B, Class C and Class T shares pay the Distributor for providing certain services to the holders of their shares a fee at the annual rate of .25% of the value of the average daily net assets of Class B, Class C and Class T shares. During the period ended April 30, 2009, Class A, Class B, Class C and Class T shares were charged $64,305, $22,621, $65,655 and $1,090, respectively, pursuant to their respective Plans. During the period ended April 30, 2009, Class B, Class C and ClassT shares were charged $7,540, $21,885 and $1,090, respectively, pursuant to the Service Plan.

Under its terms, the Plans and Service Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Directors who are not “interested persons” of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plans or Service Plan.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $65,519, Rule 12b-1 distribution plan fees $23,931 and service plan fees $4,536, which are offset against an expense reimbursement currently in effect in the amount of $5,956.

26

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 2009, amounted to $0 and $7,020,059, respectively.

At April 30, 2009, accumulated net unrealized depreciation on investments was $1,894,432, consisting of $13,711,809 gross unrealized appreciation and $15,606,241 gross unrealized depreciation.

At April 30, 2009, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

The FASB released Statement of Financial Accounting Standards No. 161 “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agree-ments.The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements and the accompanying notes has not yet been determined.

The Fund 27

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE

FUND’S INVESTMENT MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on February 9 and 10, 2009, the Board considered the re-approval of the fund’s Investment Management Agreement (“Management Agreement”), pursuant to which the Manager provides the fund with investment advisory and administrative services, and the Sub-Investment Advisory Agreement (the “Sub-Investment Advisory Agreement”) between the Manager and Fayez Sarofim & Co. (“Sarofim & Co.”), with respect to the fund, pursuant to which Sarofim & Co. provides day-to-day management of the fund’s investments subject to the Manager’s oversight.The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Manager and Sarofim & Co.

Analysis of Nature, Extent and Quality of Services Provided to the Fund. The Board members considered information previously provided to them in a presentation from representatives of the Manager regarding services provided to the fund and other funds in the Dreyfus fund complex, and representatives of the Manager confirmed that there had been no material changes in this information. The Board also discussed the nature, extent and quality of the services provided to the fund pursuant to its Management Agreement, and by Sarofim

& Co. pursuant to the Sub-Investment Advisory Agreement. The Manager’s representatives reviewed the fund’s distribution of accounts and the relationships the Manager has with various intermediaries and the different needs of each. The Manager’s representatives noted the distribution channels for the fund as well as the diversity of distribution among the funds in the Dreyfus fund complex, and the Manager’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including those of the fund. The Manager provided the number of shareholder accounts in the fund, as well as the fund’s asset size.

28

The Board members also considered Sarofim & Co.’s research and portfolio management capabilities. The Board members also considered that the Manager also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements, and the Manager’s extensive administrative, accounting and compliance infrastructure, as well as the Manager’s supervisory activities over Sarofim & Co.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board members reviewed the fund’s performance and comparisons to a group of retail, front-end load and no-load large-cap tax-managed funds (the “Performance Group”) and to a larger universe of funds, consisting of all retail and institutional large-cap core funds (the “Performance Universe”) selected and provided by Lipper, Inc., an independent provider of investment company data.The Board was provided with a description of the methodology Lipper used to select the Performance Group and Performance Universe, as well as the Expense Group and Expense Universe (discussed below). The Board members discussed the results of the comparisons and noted that the fund’s total return performance was above the Performance Group and Performance Universe medians for the one-, two-, three-, four-, five- and ten-year periods ended December 31, 2008 (except for the ten-year period ended December 31, 2008, when the fund’s total return performance was below the Performance Group median). The Board discussed with representatives of the Manager and Sarofim & Co. the investment strategy employed in the management of the fund’s assets and how that strategy affected the fund’s relative performance. The Manager also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board members also discussed the fund’s contractual and actual management fee and expense ratio and reviewed the range of management fees and expense ratios of a comparable group of funds (the

The Fund 29

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE

FUND’S INVESTMENT MANAGEMENT AGREEMENT (Unaudited) (continued)

“Expense Group”) and a broader group of funds (the “Expense Universe”), each selected and provided by Lipper. Noting the fund’s “unitary fee” structure, a representative of the Manager reminded the Board members that the fund’s total expense ratio reflected a waiver by Sarofim & Co. of a portion of its sub-investment advisory fee (such fee paid by the Manager which, in turn, is waiving the same amount of the fund’s management fee paid by the fund) in the amount of .10% of the value of the fund’s average daily net assets which was put in place as of February 7, 2006 and continued until April 4, 2009. The waiver amount is approximately 33% of the sub-investment advisory fee Sarofim & Co. would otherwise be paid under the Sub-Investment Advisory Agreement with the Manager. The Board members noted that the fund’s contractual management fee was higher than the Expense Group median and the fund’s actual management fee and expense ratio, with and without the waiver, were higher than the fund’s Expense Group and Expense Universe medians. Representatives of the Manager, Sarofim & Co. and the Board members agreed that the waiver by Sarofim & Co. would be extended until March 1, 2010.

Representatives of the Manager reviewed with the Board members the fees paid to the Manager or its affiliates by mutual funds managed by the Manager or its affiliates with similar investment objectives, policies and strategies, and included in the same Lipper category as the fund (the “Similar Funds”), and by other accounts managed by the Manager, Sarofim & Co. or their respective affiliates with similar investment objectives, policies and strategies as the fund (the “Similar Accounts”).The Manager’s representatives explained the nature of the Similar Accounts and the differences, from the Manager’s and Sarofim & Co.’s perspective, as applicable, in providing services to such Similar Accounts as compared to managing and providing services to the fund.The Manager’s representatives also reviewed the costs associated with distribution through intermediaries.The Board analyzed differences in fees paid to the Manager or Sarofim & Co. and discussed the

30

relationship of the fees paid in light of the services provided, noting the fund’s “unitary fee” structure.The Board members considered the relevance of the fee information provided for the Similar Funds and the Similar Accounts to evaluate the appropriateness and reasonableness of the fund’s management fee and sub-investment advisory fee. The Board acknowledged that differences in fees paid by the Similar Accounts seemed to be consistent with the services provided.

The Board considered the fee to Sarofim & Co. in relation to the fee paid to the Manager and the respective services provided by Sarofim & Co. and the Manager.The Board also noted that Sarofim & Co.’s fee is paid by the Manager and not the fund.

Analysis of Profitability and Economies of Scale. The Manager’s representatives reviewed the dollar amount of expenses allocated and profit received by the Manager and the method used to determine such expenses and profit. The Board previously had been provided with information prepared by an independent consulting firm regarding the Manager’s approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund complex.The Board also was informed that the methodology had also been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable. The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the fund.The Board members evaluated the profitability analysis in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. The Board members also considered potential benefits to the Manager or Sarofim & Co. from acting as investment adviser and sub-investment adviser, respectively, and noted there were no soft dollar arrangements with respect to trading the fund’s portfolio.

The Fund 31

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE

FUND’S INVESTMENT MANAGEMENT AGREEMENT (Unaudited) (continued)

It was noted that the Board members should consider the Manager’s profitability with respect to the fund as part of their evaluation of whether the fees under the Management Agreement bear a reasonable relationship to the mix of services provided by the Manager, including the nature, extent and quality of such services, and that a discussion of economies of scale is predicated on increasing assets and that, if a fund’s assets had been decreasing, the possibility that the Manager may have realized any economies of scale would be less. Since the Manager, and not the fund, pays Sarofim & Co. pursuant to the Sub-Investment Advisory Agreement, the Board did not consider Sarofim & Co.’s profitability to be relevant to its deliberations. It also was noted that the profitability percentage for managing the fund was within the range determined by appropriate court cases to be reasonable given the services rendered and generally superior service levels provided by the Manager.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the fund’s Management Agreement and Sub-Investment Advisory Agreement. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, extent and quality of the services provided by the Manager and Sarofim & Co. are adequate and appropriate.
  The Board was satisfied with the fund’s relative performance.
  The Board concluded, taking into account the extension of the fee waiver, that the fee paid by the fund to the Manager, and by the Manager to Sarofim & Co., were reasonable in light of the consid- erations described above.

32

  The Board determined that the economies of scale which may accrue to the Manager and its affiliates in connection with the management of the fund had been adequately considered by the Manager in con- nection with the management fee rate charged to the fund and that, to the extent in the future it were to be determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the fund’s Management Agreement and Sub-Investment Advisory Agreement was in the best interests of the fund and its shareholders.

The Fund 33

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the CEO
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses With Those of Other Funds
7	Statement of Investments
23	Statement of Financial Futures
24	Statement of Assets and Liabilities
25	Statement of Operations
26	Statement of Changes in Net Assets
27	Financial Highlights
28	Notes to Financial Statements
36	Information About the Review and Approval of the Fund’s Investment Management Agreement
FOR MORE INFORMATION
Back Cover

The Fund

Dreyfus BASIC S&P 500 Stock Index Fund

A LETTER FROM THE CEO Dear Shareholder:

We present to you this semiannual report for Dreyfus BASIC S&P 500 Stock Index Fund, covering the six-month period from November 1, 2008, through April 30, 2009.

The reporting period began with the equities market plummeting severely in late 2008,and rebounding over 20% by the end of the reporting period from dramatic March 2009 lows. In supporting the recent rally, investors apparently shrugged off more bad economic news: the unemployment rate surged to a 25-year high in April, and a 6.3% annualized contraction in economic growth over the fourth quarter of 2008 was followed by a further 6.1% economic contraction during the first quarter of 2009.Yet, the rebound between March 7 and April 30 proved to be one of the more robust in the history of the U.S. stock market. These enormous swings have left investors wondering if the equities market is forecasting sustainable economic improvement, or whether these events represent what many call a bear market rally.We generally have remained cautious in the absence of real economic progress, but the market’s gyrations illustrate an important feature of many market rallies—when they begin to snap back, the rebounds are often quick and sharp, usually leaving most investors on the sidelines.That’s why we encourage you to speak regularly with your financial consultant, who can discuss with you the potential benefits of adhering to a long-term investment strategy tailored to your current investment needs and future goals.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s Portfolio Manager.

Thank you for your continued confidence and support.

Jonathan R. Baum Chairman and Chief Executive Officer The Dreyfus Corporation May 15, 2009

2

DISCUSSION OF FUND PERFORMANCE

For the period of November 1, 2008, through April 30, 2009, as provided by Thomas Durante, CFA, Portfolio Manager

Fund and Market Performance Overview

For the six-month period ended April 30, 2009, Dreyfus BASIC S&P 500 Stock Index Fund produced a total return of –8.44%.1 In comparison, the Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500 Index”), the fund’s benchmark, produced a –8.52% return for the same period.2,3

Large-cap stocks fell sharply during the first four months of an especially volatile reporting period, but recovered a significant portion of those losses in a rally over the reporting period’s final seven weeks.The difference in returns between the fund and the S&P 500 Index was primarily the result of transaction costs and operating expenses that are not reflected in the S&P 500 Index’s return.

The Fund’s Investment Approach

The fund seeks to match the total return of the S&P 500 Index by generally investing in all 500 stocks in the S&P 500 Index in proportion to their respective weighting. Often considered a barometer for the stock market in general, the S&P 500 Index is made up of 500 widely held common stocks across 10 economic sectors. Each stock is weighted by its market capitalization; that is, larger companies have greater representation in the S&P 500 Index than smaller ones.

Heightened Volatility Roiled Equity Markets

The reporting period began in the midst of the most severe recession since the 1930s, which had been exacerbated in September by a global banking crisis. Just weeks before the reporting period began, major financial institutions found themselves unable to obtain short-term funding due to massive losses among mortgage- and asset-backed securities.In the ensuing tumult, the U.S. government effectively nationalized Fannie Mae, Freddie Mac and insurer AIG; Lehman Brothers filed for bank-

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

ruptcy; and other major firms were sold to former rivals. Congress passed the $700 billionTroubled Assets Relief Program (TARP),and the Federal Reserve Board (the “Fed”) pumped liquidity into the system to shore up the nation’s banks.

As the reporting period began, job losses continued to mount, and consumer confidence plunged. In late November,The National Bureau of Economic Research officially declared that the U.S. economy has been in a recession since late 2007.The Fed implemented an additional rate cut in December, and the target for the federal funds rate ended 2008 between 0% and 0.25%,a record low.It later was announced that the U.S. economy contracted at a –6.3% annualized rate in the fourth quarter.

In January 2009, home prices continued to fall sharply. The U.S. economy lost more than 650,000 jobs per month in February and March, driving the unemployment rate to a 25-year high. Meanwhile, consumer confidence reached its lowest level since recordkeeping began in 1967. In its ongoing efforts to stimulate the economy, the U.S. government enacted the $787 billion American Recovery and Reinvestment Act and took steps to rescue the nation’s major automakers as vehicle sales plunged.

After hitting a multi-year low in early March, the S&P 500 Index staged an impressive rebound through the reporting period’s end.The market was buoyed by early signs that the economic downturn may be decelerating, including a lower-than-expected number of jobless claims in April. A decline in a key interest rate, the three-month London Interbank Offered Rate (LIBOR), to less than 1% provided evidence of improvement in the global credit markets. However, the first quarter of 2009 ended with an estimated –6.1% annualized GDP growth rate; home prices ended the quarter 13.8% lower than one year earlier, the largest quarterly slump on record; and the unemployment rate climbed to 8.9% in April.

Financials Weighed on Stock Market Averages

For the reporting period overall, declines in the S&P 500 Index were particularly severe in the financials sector as the credit crisis took its

4

toll. In the health care sector, large pharmaceutical developers faced increased competition from generic drug manufacturers, while health care equipment firms were hurt by sluggish sales to hospitals. Among industrials companies, airlines were hurt by reductions in business and vacation travel, and defense companies lost value due to pressure on government defense budgets. Railroad stocks also disappointed, as fewer goods were shipped in the sluggish economy.

On the other hand, some of the S&P 500 Index’s better performers came from the technology and telecommunications services sectors, most notably consumer-related wireless telephone companies. Consumer discretionary stocks also posted relatively strong results, as specialty retailers, computer and electronic stores, automotive retailers and department stores rebounded from lower levels.

Index Funds Offer Diversification Benefits

As an index fund, we attempt to replicate the returns of the S&P 500 Index by closely approximating its composition. In our view, one of the greatest benefits of an index fund is that it offers a broadly diversified investment vehicle that can help investors manage risks by limiting the impact on the overall portfolio of unexpected losses in any single industry group or holding.

May 15, 2009

1	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figure provided reflects the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in effect through September 30, 2010, at which time it may be extended, terminated or modified.
Had these expenses not been absorbed, the fund’s return would have been lower.
2	SOURCE: LIPPER INC. — Reflects reinvestment of dividends daily and, where applicable, capital gain distributions.The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance.
3	“Standard & Poor’s®,”“S&P®,”“Standard & Poor’s® 500” and “S&P 500®” are
trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by the fund.
The fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard &
Poor’s makes no representation regarding the advisability of investing in the fund.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus BASIC S&P 500 Stock Index Fund from November 1, 2008 to April 30, 2009. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment assuming actual returns for the six months ended April 30, 2009

Expenses paid per $1,000†	$.95
Ending value (after expenses)	$915.60

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended April 30, 2009

Expenses paid per $1,000†	$ 1.00
Ending value (after expenses)	$1,023.80

† Expenses are equal to the fund’s annualized expense ratio of .20%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS April 30, 2009 (Unaudited)

Common Stocks—98.0%	Shares	Value ($)
Consumer Discretionary—9.7%
Abercrombie & Fitch, Cl. A	8,033 [a]	217,373
Amazon.com	29,643 [a,b]	2,386,854
Apollo Group, Cl. A	9,983 [b]	628,430
AutoNation	10,101 [a,b]	178,889
AutoZone	3,541 [a,b]	589,187
Bed Bath & Beyond	23,762 [a,b]	722,840
Best Buy	30,844 [a]	1,183,793
Big Lots	7,497 [a,b]	207,217
Black & Decker	5,622	226,567
Carnival	40,033 [a]	1,076,087
CBS, Cl. B	62,459 [a]	439,711
Centex	11,064 [a]	121,040
Coach	30,223	740,464
Colgate-Palmolive	45,846	2,704,914
Comcast, Cl. A	263,760 [a]	4,077,730
D.R. Horton	25,240 [a]	329,382
Darden Restaurants	12,856 [a]	475,286
DIRECTV Group	48,090 [a,b]	1,189,266
Eastman Kodak	26,392 [a]	80,496
Expedia	19,152 [a,b]	260,659
Family Dollar Stores	12,824	425,629
Ford Motor	262,812 [a,b]	1,571,616
Fortune Brands	14,116	554,900
GameStop, Cl. A	14,984 [b]	451,917
Gannett	21,313 [a]	83,334
Gap	42,909	666,806
General Motors	55,980 [a]	107,482
Genuine Parts	15,029 [a]	510,385
Goodyear Tire & Rubber	22,334 [b]	245,451
H & R Block	31,198	472,338
Harley-Davidson	21,676 [a]	480,340
Harman International Industries	5,546 [a]	100,882
Hasbro	11,478 [a]	306,003
Home Depot	155,242 [a]	4,085,969
International Game Technology	28,376	350,444

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)
Consumer Discretionary (continued)
Interpublic Group of Cos.	43,155 [a,b]	270,150
J.C. Penney	20,344	624,357
Johnson Controls	54,415 [a]	1,034,429
KB Home	7,139	129,002
Kohl’s	28,114 [b]	1,274,970
Leggett & Platt	15,244 [a]	218,904
Lennar, Cl. A	12,830 [a]	124,964
Limited Brands	25,114	286,802
Lowe’s Cos.	135,140	2,905,510
Macy’s	38,546	527,309
Marriott International, Cl. A	27,811 [a]	655,227
Mattel	33,317	498,422
McDonald’s	102,057	5,438,618
McGraw-Hill Cos.	29,449	887,887
Meredith	3,365 [a]	84,394
New York Times, Cl. A	10,953 [a]	58,927
Newell Rubbermaid	25,400 [a]	265,430
News, Cl. A	211,204	1,744,545
NIKE, Cl. B	35,329	1,853,713
Nordstrom	14,806 [a]	335,060
O’Reilly Automotive	12,491 [b]	485,275
Office Depot	24,818 [b]	64,279
Omnicom Group	28,723 [a]	903,913
Polo Ralph Lauren	5,305 [a]	285,621
Pulte Homes	19,768 [a]	227,530
RadioShack	12,025 [a]	169,312
Scripps Networks Interactive, Cl. A	8,253	226,462
Sears Holdings	5,369 [a,b]	335,401
Sherwin-Williams	9,062	513,272
Snap-On	5,309	180,081
Stanley Works	7,211 [a]	274,234
Staples	65,730 [a]	1,355,353
Starbucks	67,081 [b]	969,991
Starwood Hotels & Resorts Worldwide	17,121	357,144
Target	69,399 [a]	2,863,403
Tiffany & Co.	11,553 [a]	334,344

8

Common Stocks (continued)	Shares	Value ($)
Consumer Discretionary (continued)
Time Warner	110,599	2,414,376
Time Warner Cable	32,572	1,049,796
TJX Cos.	37,823	1,057,909
VF	8,038	476,412
Viacom, Cl. B	55,068 [b]	1,059,508
Walt Disney	171,150 [a]	3,748,185
Washington Post, Cl. B	556	232,736
Whirlpool	6,897 [a]	311,469
Wyndham Worldwide	16,222	189,473
Wynn Resorts	5,653 [a,b]	221,767
Yum! Brands	42,716	1,424,579
		69,200,126
Consumer Staples—11.4%
Altria Group	189,084	3,087,742
Archer-Daniels-Midland	59,018	1,453,023
Avon Products	39,144	890,917
Brown-Forman, Cl. B	9,076 [a]	422,034
Campbell Soup	19,030	489,452
Clorox	12,855	720,523
Coca-Cola	182,519	7,857,443
Coca-Cola Enterprises	29,122	496,821
ConAgra Foods	41,726 [a]	738,550
Constellation Brands, Cl. A	17,876 [b]	207,183
Costco Wholesale	40,063	1,947,062
CVS Caremark	133,262	4,235,066
Dean Foods	13,811 [b]	285,888
Dr. Pepper Snapple Group	23,391 [a,b]	484,428
Estee Lauder, Cl. A	10,407 [a]	311,169
General Mills	29,886	1,514,921
H.J. Heinz	28,916	995,289
Hershey	15,523 [a]	561,001
Hormel Foods	6,457	202,040
J.M. Smucker	10,844	427,254
Kellogg	23,288	980,658
Kimberly-Clark	37,772	1,856,116
Kraft Foods, Cl. A	135,575	3,172,455

The Fund 9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)
Consumer Staples (continued)
Kroger	59,427	1,284,812
Lorillard	15,532	980,535
McCormick & Co.	11,763 [a]	346,420
Molson Coors Brewing, Cl. B	13,873	530,642
Pepsi Bottling Group	12,408 [a]	387,998
PepsiCo	142,681	7,099,807
Philip Morris International	183,681	6,649,252
Procter & Gamble	268,833	13,291,104
Reynolds American	15,690 [a]	595,906
Safeway	38,869	767,663
Sara Lee	64,764	538,836
SUPERVALU	19,462	318,204
SYSCO	53,636	1,251,328
Tyson Foods, Cl. A	27,685 [a]	291,800
Wal-Mart Stores	205,069	10,335,478
Walgreen	90,836 [a]	2,854,975
Whole Foods Market	12,835 [a]	266,070
		81,127,865
Energy—12.3%
Anadarko Petroleum	42,385 [a]	1,825,098
Apache	30,853	2,247,950
Baker Hughes	28,240	1,004,779
BJ Services	26,929 [a]	374,044
Cabot Oil & Gas	9,480	286,201
Cameron International	19,860 [a,b]	508,019
Chesapeake Energy	51,974	1,024,408
Chevron	183,869 [a]	12,153,741
ConocoPhillips	135,606 [a]	5,559,846
Consol Energy	16,754	524,065
Denbury Resources	23,783 [a,b]	387,187
Devon Energy	40,899	2,120,613
Diamond Offshore Drilling	6,406 [a]	463,858
El Paso	64,584	445,630
ENSCO International	13,265	375,134
EOG Resources	23,002	1,460,167
Exxon Mobil	453,471	30,232,912

10

Common Stocks (continued)	Shares	Value ($)
Energy (continued)
Halliburton	82,368	1,665,481
Hess	26,141 [a]	1,432,265
Marathon Oil	65,424 [a]	1,943,093
Massey Energy	7,488 [a]	119,134
Murphy Oil	17,400	830,154
Nabors Industries	25,804 [b]	392,479
National Oilwell Varco	38,597 [b]	1,168,717
Noble Energy	15,788	895,969
Occidental Petroleum	74,220	4,177,844
Peabody Energy	24,900 [a]	657,111
Pioneer Natural Resources	11,017 [a]	254,713
Range Resources	14,321	572,410
Rowan	10,326 [a]	161,189
Schlumberger	109,558	5,367,246
Smith International	19,809	512,063
Southwestern Energy	31,379 [b]	1,125,251
Spectra Energy	59,495	862,678
Sunoco	10,705 [a]	283,790
Tesoro	12,614 [a]	192,364
Valero Energy	47,666	945,693
Williams Cos.	53,593	755,661
XTO Energy	53,609 [a]	1,858,088
		87,167,045
Financial—11.8%
Aflac	43,030	1,243,137
Allstate	49,488	1,154,555
American Express	108,292 [a]	2,731,124
American International Group	227,726 [a]	314,262
Ameriprise Financial	20,376	536,908
AON	25,294	1,067,407
Apartment Investment & Management, Cl. A	11,500 [a]	83,950
Assurant	10,936	267,276
AvalonBay Communities	7,294 [a]	414,372
Bank of America	586,054 [a]	5,233,462
Bank of New York Mellon	105,803	2,695,860
BB & T	51,721 [a]	1,207,168

The Fund 11

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)
Financial (continued)
Boston Properties	10,991 [a]	543,175
Capital One Financial	36,082 [a]	604,013
CB Richard Ellis Group, Cl. A	20,241 [a,b]	151,808
Charles Schwab	86,226	1,593,456
Chubb	32,093	1,250,022
Cincinnati Financial	14,959	358,268
CIT Group	35,951 [a]	79,811
Citigroup	502,525 [a]	1,532,701
CME Group	6,049	1,338,946
Comerica	13,889	291,391
Discover Financial Services	43,923	357,094
E*TRADE FINANCIAL	42,972 [a,b]	61,450
Equity Residential	24,787	567,374
Federated Investors, Cl. B	8,152	186,518
Fifth Third Bancorp	52,721 [a]	216,156
First Horizon National	18,650 [a]	214,662
Franklin Resources	13,976	845,268
Genworth Financial, Cl. A	39,491	93,199
Goldman Sachs Group	46,077	5,920,895
Hartford Financial Services Group	29,995	344,043
HCP	23,175 [a]	508,691
Health Care REIT	10,241 [a]	348,911
Host Hotels & Resorts	48,054 [a]	369,535
Hudson City Bancorp	47,927	601,963
Huntington Bancshares	33,667 [a]	93,931
IntercontinentalExchange	6,718 [a,b]	588,497
Invesco	35,426	521,471
Janus Capital Group	13,421	134,613
JPMorgan Chase & Co.	344,592	11,371,536
KeyCorp	44,772	275,348
Kimco Realty	21,049 [a]	253,009
Legg Mason	13,023	261,372
Leucadia National	16,233 [a,b]	344,627
Lincoln National	23,766	267,130
Loews	33,186	826,000
M & T Bank	7,068 [a]	370,717

12

Common Stocks (continued)	Shares	Value ($)
Financial (continued)
Marsh & McLennan Cos.	47,623	1,004,369
Marshall & Ilsley	24,190 [a]	139,818
MBIA	13,212 [a,b]	62,493
MetLife	75,652	2,250,647
Moody’s	16,999 [a]	501,810
Morgan Stanley	98,196 [a]	2,321,353
Nasdaq OMX Group	12,515 [a,b]	240,663
Northern Trust	20,665	1,123,349
NYSE Euronext	24,497	567,595
People’s United Financial	31,878	497,934
Plum Creek Timber	14,745 [a]	508,997
PNC Financial Services Group	39,647 [a]	1,573,986
Principal Financial Group	23,720 [a]	387,585
Progressive	62,153 [b]	949,698
ProLogis	38,507 [a]	350,799
Prudential Financial	39,162	1,130,999
Public Storage	11,544 [a]	771,832
Regions Financial	64,368 [a]	289,012
Simon Property Group	21,899 [a]	1,129,988
SLM	43,151 [a,b]	208,419
State Street	39,808	1,358,647
SunTrust Banks	32,291 [a]	466,282
T. Rowe Price Group	23,818 [a]	917,469
Torchmark	7,877	231,032
Travelers Cos.	53,952	2,219,585
U.S. Bancorp	161,795	2,947,905
Unum Group	30,626	500,429
Vornado Realty Trust	13,026 [a]	636,841
Wells Fargo & Co.	388,300	7,769,883
XL Capital, Cl. A	31,645	300,944
Zions Bancorporation	10,586 [a]	115,705
		84,113,150
Health Care—13.6%
Abbott Laboratories	141,655	5,928,262
Aetna	41,189	906,570
Allergan	28,215	1,316,512

The Fund 13

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)
Health Care (continued)
AmerisourceBergen	13,648	459,119
Amgen	94,709 [b]	4,590,545
Baxter International	56,139	2,722,742
Becton, Dickinson & Co.	21,849	1,321,428
Biogen Idec	27,488 [b]	1,328,770
Boston Scientific	138,205 [b]	1,162,304
Bristol-Myers Squibb	181,276	3,480,499
C.R. Bard	9,109	652,478
Cardinal Health	33,327	1,126,119
Celgene	42,239 [b]	1,804,450
Cephalon	6,249 [a,b]	409,997
CIGNA	25,750	507,533
Coventry Health Care	13,925 [b]	221,547
Covidien	46,416	1,530,800
DaVita	9,720 [b]	450,716
Dentsply International	13,660 [a]	390,949
Eli Lilly & Co.	92,525 [a]	3,045,923
Express Scripts	23,019 [b]	1,472,525
Forest Laboratories	27,949 [b]	606,214
Genzyme	24,935 [a,b]	1,329,784
Gilead Sciences	83,399 [b]	3,819,674
Hospira	14,694 [b]	482,992
Humana	15,660 [b]	450,695
Intuitive Surgical	3,536 [a,b]	508,229
Johnson & Johnson	253,714	13,284,465
King Pharmaceuticals	22,702 [a,b]	178,892
Laboratory Corp. of America Holdings	10,186 [a,b]	653,432
Life Technologies	15,853 [b]	591,317
McKesson	25,430	940,910
Medco Health Solutions	44,804 [b]	1,951,214
Medtronic	102,325	3,274,400
Merck & Co.	193,114	4,681,083
Millipore	5,037 [b]	297,687
Mylan	27,958 [a,b]	370,444
Patterson Cos.	8,335 [a,b]	170,534
PerkinElmer	10,879	158,507

14

Common Stocks (continued)	Shares	Value ($)
Health Care (continued)
Pfizer	618,524	8,263,481
Quest Diagnostics	13,950	716,054
Schering-Plough	149,871	3,450,030
St. Jude Medical	31,705 [b]	1,062,752
Stryker	21,534 [a]	833,581
Tenet Healthcare	43,752 [a,b]	98,442
Thermo Fisher Scientific	38,348 [a,b]	1,345,248
UnitedHealth Group	111,119	2,613,519
Varian Medical Systems	11,574 [b]	386,224
Ventas	13,208 [a]	378,277
Waters	9,163 [b]	404,730
Watson Pharmaceuticals	9,563 [b]	295,879
WellPoint	45,458 [b]	1,943,784
Wyeth	121,998	5,172,715
Zimmer Holdings	20,753 [b]	912,924
		96,457,901
Industrial—10.2%
3M	63,948 [a]	3,683,405
Avery Dennison	10,424	299,586
Boeing	66,367	2,657,998
Burlington Northern Santa Fe	25,382 [a]	1,712,777
C.H. Robinson Worldwide	15,631 [a]	830,944
Caterpillar	55,678 [a]	1,981,023
Cintas	11,994	307,766
Cooper Industries, Cl. A	14,939	489,850
CSX	36,430	1,077,964
Cummins	18,522	629,748
Danaher	23,214 [a]	1,356,626
Deere & Co.	38,483 [a]	1,587,809
Dover	17,338	533,664
Dun & Bradstreet	4,955	403,337
Eaton	15,082 [a]	660,592
Emerson Electric	68,922	2,346,105
Equifax	11,889	346,683
Expeditors International Washington	19,533 [a]	677,990
Fastenal	11,776 [a]	451,727

The Fund 15

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)
Industrial (continued)
FedEx	28,688	1,605,380
Flowserve	5,283 [a]	358,716
Fluor	16,714	632,959
General Dynamics	35,198	1,818,681
General Electric	968,506 [a]	12,251,601
Goodrich	11,564	512,054
Honeywell International	67,988	2,121,905
Illinois Tool Works	34,923 [a]	1,145,474
Ingersoll-Rand, Cl. A	29,142	634,421
Iron Mountain	16,569 [a,b]	472,051
ITT	16,644	682,570
Jacobs Engineering Group	11,202 [b]	426,124
L-3 Communications Holdings	11,036	840,391
Lockheed Martin	30,338	2,382,443
Manitowoc	11,877 [a]	70,668
Masco	33,376	295,711
Monster Worldwide	11,418 [a,b]	157,568
Norfolk Southern	33,322 [a]	1,188,929
Northrop Grumman	30,192	1,459,783
Paccar	33,510 [a]	1,187,594
Pall	10,966	289,612
Parker Hannifin	14,903	675,851
Pitney Bowes	18,913	464,125
Precision Castparts	12,811 [a]	959,031
R.R. Donnelley & Sons	19,482	226,965
Raytheon	36,457	1,648,950
Republic Services	29,495 [a]	619,395
Robert Half International	14,544 [a]	349,347
Rockwell Automation	13,451 [a]	424,917
Rockwell Collins	14,718	564,435
Ryder System	5,259 [a]	145,622
Southwest Airlines	67,113	468,449
Stericycle	7,850 [b]	369,578
Textron	22,853 [a]	245,213
Union Pacific	45,945	2,257,737
United Parcel Service, Cl. B	91,192 [a]	4,772,989

16

Common Stocks (continued)	Shares	Value ($)
Industrial (continued)
United Technologies	86,251 [a]	4,212,499
W.W. Grainger	5,950 [a]	499,086
Waste Management	45,013 [a]	1,200,497
		72,674,915
Information Technology—18.1%
Adobe Systems	48,770 [a,b]	1,333,860
Advanced Micro Devices	55,478 [a,b]	200,276
Affiliated Computer Services, Cl. A	8,841 [b]	427,728
Agilent Technologies	32,376 [b]	591,186
Akamai Technologies	15,576 [a,b]	342,984
Altera	27,493	448,411
Amphenol, Cl. A	15,351	519,478
Analog Devices	26,611	566,282
Apple	81,661 [b]	10,275,404
Applied Materials	121,059 [a]	1,478,130
Autodesk	20,547 [b]	409,707
Automatic Data Processing	46,062	1,621,382
BMC Software	16,636 [b]	576,770
Broadcom, Cl. A	38,502 [b]	892,861
CA	35,790	617,378
Ciena	8,118 [a,b]	97,010
Cisco Systems	535,246 [b]	10,340,953
Citrix Systems	16,805 [b]	479,447
Cognizant Technology Solutions, Cl. A	26,741 [b]	662,909
Computer Sciences	13,874 [a,b]	512,783
Compuware	23,476 [b]	175,600
Convergys	11,329 [b]	114,536
Corning	141,965	2,075,528
Dell	157,813 [a,b]	1,833,787
eBay	99,045 [b]	1,631,271
Electronic Arts	29,182 [b]	593,854
EMC	183,748 [b]	2,302,362
Fidelity National Information Services	17,441 [a]	311,322
Fiserv	14,014 [b]	523,002
FLIR Systems	13,946 [a,b]	309,322
Google, Cl. A	21,968 [b]	8,698,669

The Fund 17

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)
Information Technology (continued)
Harris	12,364	378,091
Hewlett-Packard	219,684	7,904,230
IMS Health	16,679	209,488
Intel	509,948	8,046,979
International Business Machines	123,069	12,701,952
Intuit	29,450 [b]	681,179
Jabil Circuit	19,158	155,180
JDS Uniphase	19,919 [b]	91,827
Juniper Networks	48,786 [a,b]	1,056,217
KLA-Tencor	15,572	431,967
Lexmark International, Cl. A	7,180 [a,b]	140,872
Linear Technology	20,529 [a]	447,122
LSI	58,854 [b]	225,999
MasterCard, Cl. A	6,691 [a]	1,227,464
McAfee	14,072 [b]	528,263
MEMC Electronic Materials	20,971 [b]	339,730
Microchip Technology	16,963 [a]	390,149
Micron Technology	69,938 [a,b]	341,297
Microsoft	701,366	14,209,675
Molex	13,041 [a]	217,393
Motorola	210,526 [a]	1,164,209
National Semiconductor	18,122 [a]	224,169
NetApp	30,559 [b]	559,230
Novell	32,133 [b]	120,820
Novellus Systems	9,422 [b]	170,161
NVIDIA	48,248 [a,b]	553,887
Oracle	351,477	6,797,565
Paychex	29,415	794,499
QLogic	10,208 [b]	144,749
QUALCOMM	151,160	6,397,091
Salesforce.com	9,584 [a,b]	410,291
SanDisk	20,942 [a,b]	329,208
Sun Microsystems	66,892 [b]	612,731
Symantec	74,658 [b]	1,287,851
Tellabs	36,434 [b]	190,914
18

Common Stocks (continued)	Shares	Value ($)
Information Technology (continued)
Teradata	16,664 [b]	278,622
Teradyne	15,551 [a,b]	92,373
Texas Instruments	116,524 [a]	2,104,423
Total System Services	18,190	226,829
Tyco Electronics	42,304	737,782
VeriSign	17,869 [a,b]	367,744
Western Union	66,113	1,107,393
Xerox	80,033	489,002
Xilinx	25,877	528,926
Yahoo!	128,933 [a,b]	1,842,453
		128,222,188
Materials—3.3%
Air Products & Chemicals	19,344 [a]	1,274,770
AK Steel Holding	10,368 [a]	134,888
Alcoa	87,881 [a]	797,081
Allegheny Technologies	9,301 [a]	304,422
Ball	8,365	315,528
Bemis	9,394	225,832
CF Industries Holdings	4,292	309,239
Dow Chemical	85,287	1,364,592
E.I. du Pont de Nemours & Co.	83,186 [a]	2,320,889
Eastman Chemical	6,998 [a]	277,681
Ecolab	15,506	597,756
Freeport-McMoRan Copper & Gold	37,922 [a]	1,617,373
International Flavors & Fragrances	7,393	230,662
International Paper	39,310	497,665
MeadWestvaco	15,929	249,448
Monsanto	50,189	4,260,544
Newmont Mining	45,240 [a]	1,820,458
Nucor	28,749	1,169,797
Owens-Illinois	15,357 [b]	374,557
Pactiv	12,122 [b]	264,987
PPG Industries	14,915	657,006
Praxair	28,030 [a]	2,091,318
Sealed Air	14,667	279,553

The Fund 19

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)
Materials (continued)
Sigma-Aldrich	10,925 [a]	478,952
Titanium Metals	9,065	61,551
United States Steel	10,821 [a]	287,298
Vulcan Materials	10,022 [a]	476,546
Weyerhaeuser	19,377	683,233
		23,423,626
Telecommunication
Services—3.7%
American Tower, Cl. A	36,365 [a,b]	1,154,952
AT & T	540,643	13,851,274
CenturyTel	9,691 [a]	263,111
Embarq	12,809	468,297
Frontier Communications	30,030	213,513
Qwest Communications International	134,668 [a]	523,859
Sprint Nextel	264,942 [b]	1,155,147
Verizon Communications	260,445	7,901,901
Windstream	40,997	340,275
		25,872,329
Utilities—3.9%
AES	61,598 [a,b]	435,498
Allegheny Energy	15,412	399,479
Ameren	19,212	442,260
American Electric Power	42,778	1,128,484
CenterPoint Energy	32,125	341,810
CMS Energy	20,714 [a]	248,982
Consolidated Edison	25,002	928,324
Constellation Energy Group	18,414	443,409
Dominion Resources	53,585	1,616,124
DTE Energy	14,932	441,539
Duke Energy	118,478	1,636,181
Dynergy, Cl. A	46,557 [b]	82,872
Edison International	29,883	851,964
Entergy	17,557	1,137,167
EQT	12,027	404,468

20

Common Stocks (continued)	Shares	Value ($)
Utilities (continued)
Exelon	60,665	2,798,476
FirstEnergy	27,979	1,144,341
FPL Group	37,816 [a]	2,034,123
Integrys Energy	7,023	185,477
Nicor	4,132	132,802
NiSource	25,492	280,157
Northeast Utilities	15,924 [a]	334,722
Pepco Holdings	19,858	237,303
PG & E	33,824	1,255,547
Pinnacle West Capital	9,197	251,814
PPL	34,706 [a]	1,038,056
Progress Energy	25,485	869,548
Public Service Enterprise Group	46,621	1,391,171
Questar	15,894	472,370
SCANA	10,806 [a]	326,557
Sempra Energy	22,509	1,035,864
Southern	71,065	2,052,357
TECO Energy	19,655	208,146
Wisconsin Energy	10,763	430,089
Xcel Energy	41,343	762,365
		27,779,846
Total Common Stocks
(cost $838,859,664)		696,038,991
	Principal
Short-Term Investments—.2%	Amount ($)	Value ($)
U.S. Treasury Bills;
0.14%, 6/18/09
(cost $1,569,704)	1,570,000 [c]	1,569,901

Other Investment—1.6%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $11,685,000)	11,685,000 [d]	11,685,000

The Fund 21

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Investment of Cash Collateral
for Securities Loaned—18.5%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Cash
Advantage Fund
(cost $131,086,390)	131,086,390 [d]	131,086,390

Total Investments (cost $983,200,758)	118.3%	840,380,282
Liabilities, Less Cash and Receivables	(18.3%)	(129,802,894)
Net Assets	100.0%	710,577,388

a	All or a portion of these securities are on loan.At April 30, 2009, the total market value of the fund’s securities on loan is $127,646,641 and the total market value of the collateral held by the fund is $131,086,428, consisting of cash collateral of $131,086,390 and U.S. Government and agencies securities valued at $38.
b	Non-income producing security.
c	All held by a broker as collateral for open financial futures positions.
d	Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Short-Term/		Industrial	10.2
Money Market Investments	20.3	Consumer Discretionary	9.7
Information Technology	18.1	Utilities	3.9
Health Care	13.6	Telecommunication Services	3.7
Energy	12.3	Materials	3.3
Financial	11.8
Consumer Staples	11.4		118.3

† Based on net assets.
See notes to financial statements.

22

STATEMENT OF FINANCIAL FUTURES April 30, 2009 (Unaudited)

		Market Value		Unrealized
		Covered by		Appreciation
	Contracts	Contracts ($)	Expiration	at 4/30/2009 ($)
Financial Futures Long
Standard & Poor’s 500 E-mini	330	14,355,000	June 2009	777,262

See notes to financial statements.

The Fund 23

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2009 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $127,646,641)—Note 1(b):
Unaffiliated issuers	840,429,368	697,608,892
Affiliated issuers	142,771,390	142,771,390
Cash		602,215
Dividends and interest receivable		1,116,559
Receivable for shares of Capital Stock subscribed		163,969
Receivable for futures variation margin—Note 4		14,850
Receivable for investment securities sold		2,593
Other assets		14,412
		842,294,880
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(a)		113,231
Liability for securities on loan—Note 1(b)		131,086,390
Payable for shares of Capital Stock redeemed		517,871
		131,717,492
Net Assets ($)		710,577,388
Composition of Net Assets ($):
Paid-in capital		885,919,405
Accumulated undistributed investment income—net		6,325,904
Accumulated net realized gain (loss) on investments		(39,624,707)
Accumulated net unrealized appreciation (depreciation)
on investments (including $777,262 net unrealized
appreciation on financial futures)		(142,043,214)
Net Assets ($)		710,577,388
Shares Outstanding
(150 million shares of $.001 par value Capital Stock authorized)		39,657,305
Net Asset Value, offering and redemption price per share ($)		17.92

See notes to financial statements.

24

STATEMENT OF OPERATIONS Six Months Ended April 30, 2009 (Unaudited)

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	10,666,508
Affiliated issuers	43,592
Interest	5,454
Income from securities lending	232,209
Total Income	10,947,763
Expenses:
Management fee—Note 3(a)	721,779
Directors’ fees—Note 3(a)	28,634
Loan commitment fees—Note 2	2,333
Total Expenses	752,746
Less—Directors’ fees reimbursed
by the Manager—Note 3(a)	(28,634)
Net Expenses	724,112
Investment Income—Net	10,223,651
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(19,492,968)
Net realized gain (loss) on financial futures	(17,130,845)
Net Realized Gain (Loss)	(36,623,813)
Net unrealized appreciation (depreciation) on investments (including
$10,496,632 net unrealized appreciation on financial futures)	(52,735,284)
Net Realized and Unrealized Gain (Loss) on Investments	(89,359,097)
Net (Decrease) in Net Assets Resulting from Operations	(79,135,446)

See notes to financial statements.

The Fund 25

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	April 30, 2009	Year Ended
	(Unaudited)	October 31, 2008
Operations ($):
Investment income—net	10,223,651	24,899,479
Net realized gain (loss) on investments	(36,623,813)	100,941,627
Net unrealized appreciation
(depreciation) on investments	(52,735,284)	(634,402,450)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(79,135,446)	(508,561,344)
Dividends to Shareholders from ($):
Investment income—net	(10,623,738)	(26,911,293)
Net realized gain on investments	(13,785,771)	—
Total Dividends	(24,409,509)	(26,911,293)
Capital Stock Transactions ($):
Net proceeds from shares sold	114,872,001	254,397,187
Net assets received in connection
with reorganization—Note 1	—	110,283,460
Dividends reinvested	21,582,410	21,920,453
Cost of shares redeemed	(189,147,248)[a]	(648,740,960)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(52,692,837)	(262,139,860)
Total Increase (Decrease) in Net Assets	(156,237,792)	(797,612,497)
Net Assets ($):
Beginning of Period	866,815,180	1,664,427,677
End of Period	710,577,388	866,815,180
Undistributed investment income—net	6,325,904	6,725,991
Capital Share Transactions (Shares):
Shares sold	6,638,489	9,693,208
Shares issued in connection
with reorganization—Note 1	—	4,239,223
Shares issued for dividends reinvested	1,185,988	747,863
Shares redeemed	(11,111,733)	(23,272,151)
Net Increase (Decrease) in Shares Outstanding	(3,287,256)	(8,591,857)

a Includes redemption-in-kind amounting to $26,690,805.
See notes to financial statements.

26

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

Six Months Ended
April 30, 2009			Year Ended October 31,
	(Unaudited)	2008	2007	2006	2005	2004
Per Share Data ($):
Net asset value,
beginning of period	20.18	32.30	28.73	25.18	23.66	21.99
Investment Operations:
Investment income—net[a]	.24	.56	.55	.47	.48	.35
Net realized and
unrealized gain
(loss) on investments	(1.93)	(12.08)	3.54	3.54	1.52	1.65
Total from
Investment Operations	(1.69)	(11.52)	4.09	4.01	2.00	2.00
Distributions:
Dividends from
investment income—net	(.25)	(.60)	(.52)	(.46)	(.48)	(.33)
Dividends from net realized
gain on investments	(.32)	—	—	—	—	—
Total Distributions	(.57)	(.60)	(.52)	(.46)	(.48)	(.33)
Net asset value,
end of period	17.92	20.18	32.30	28.73	25.18	23.66
Total Return (%)	(8.44)[b]	(36.23)	14.41	16.13	8.48	9.19
Ratios/Supplemental
Data (%):
Ratio of total expenses
to average net assets	.21[c]	.21	.21	.20	.20	.20
Ratio of net expenses
to average net assets	.20[c]	.20	.20	.20	.20	.20
Ratio of net investment
income to average
net assets	2.80[c]	2.07	1.82	1.77	1.91	1.51
Portfolio Turnover Rate	2.31[b]	4.84	8.00	5.12	9.01	4.21
Net Assets, end of period
($ x 1,000)	710,577	866,815	1,664,428	1,455,487	1,433,403	1,338,323

a	Based on average shares outstanding at each month end.
b	Not annualized.
c	Annualized.

See notes to financial statements.

The Fund 27

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus BASIC S&P 500 Stock Index Fund (the “fund”) is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the “Company”) which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering eleven series including the fund.The fund’s investment objective is to replicate the total return of the Standard & Poor’s 500 Composite Stock Price Index primarily through investments in equity securities.The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold to the public without a sales charge.

As of the close of business on September 12, 2008, pursuant to an Agreement and Plan of Reorganization previously approved by the fund’s Board of Directors, all of the assets, subject to liabilities, of BNY Hamilton S&P 500 Index Fund (“BNY S&P 500”) were transferred to the fund in exchange for the shares of Capital Stock of the fund of equal value. Shareholders of BNY S&P 500 received shares of the fund, in an amount equal to the aggregate net asset value of their investment in BNY S&P 500 at the time of the exchange.The fund’s net asset value on the close of business on September 12, 2008 after the reorganization was $26.03 per share and a total of 4,196,848 Institutional and 42,375 Investor shares representing net assets of $110,283,460 (including $2,136,568 net unrealized appreciation on investments) were issued to shareholders of BNY S&P 500 in the exchange. The exchange was a tax-free event to BNY S&P 500 shareholders.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

28

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange, are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price.

The fund adopted Statement of Financial Accounting Standards No. 157 “FairValue Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements.

The Fund 29

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Various inputs are used in determining the value of the fund’s investments relating to FAS 157.These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of April 30, 2009 in

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Quoted	Observable Unobservable
	Prices	Inputs	Inputs	Total
Assets ($)
Investments in
Securities	838,810,381	1,569,901	—	840,380,282
Other Financial
Instruments†	777,262	—	—	777,262
Liabilities ($)
Other Financial
Instruments†	—	—	—	—

†	Other financial instruments include derivative instruments, such as futures, forward currency exchange contracts, swap contracts and options contracts.Amounts shown represent unrealized appreciation (depreciation) at period end.

In April 2009, the Financial Accounting Standards Board (“FASB”) issued FASB Staff Position No. 157-4,“Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FSP 157-4”). FSP 157-4 provides additional guidance for estimating fair value in accordance with FAS 157, when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a trans-

30

action is not orderly. FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009. Management is currently evaluating the impact the adoption of FSP 157-4 will have on the fund’s financial statement disclosures.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended April 30, 2009, The Bank of New York Mellon earned $99,518 from lending fund portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid on a quarterly basis. Dividends from net realized capital gains,

The Fund 31

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended April 30, 2009, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the three-year period ended October 31, 2008 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended October 31, 2008 was as follows: ordinary income $26,911,293. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $145 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of NewYork Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions.

32

In connection therewith, the fund has agreed to pay its pro rata portion of Facility fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended April 30, 2009, the fund did not borrow under the Facilities.

NOTE 3—Investment Management Fee And Other Transactions with Affiliates:

(a) Pursuant to an investment management agreement with the Manager, the Manager provides or arranges for one or more third and/or affiliated parties to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund.The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .20% of the value of the fund’s average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, commitment fees, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund’s allocable portion of fees and expenses of the non-interested Directors (including counsel fees). Each Director receives $45,000 per year, plus $6,000 for each joint Board meeting of the Company, The Dreyfus/Laurel Tax-Free Municipal Funds, The Dreyfus/Laurel Funds Trust (collectively, the “Dreyfus/Laurel Funds”) and Dreyfus Investment Funds attended, $2,000 for separate in-person committee meetings attended which are not held in conjunction with a regularly scheduled Board meeting and $1,500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses.With respect to Board meetings, the Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). With respect to

The Fund 33

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

compensation committee meetings, the Chair of the compensation committee receives $900 per meeting. In the event that there is an in-person joint committee meeting or a joint telephone meeting of the Dreyfus/Laurel Funds, Dreyfus Investment Funds and Dreyfus High Yield Strategies Fund, the $2,000 or $1,500 fee, as applicable, will be allocated between the Dreyfus/Laurel Funds, Dreyfus Investment Funds and Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

The Manager has contractually agree to waive receipt of its fees and/or assume the expenses of the fund until September 30, 2010, so that the direct expense of the fund (excluding taxes, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed .37%. During the period ended April 30, 2009, no expense reimbursement was required pursuant to the undertaking.

The component of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $113,231.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities,during the period ended April 30,2009, amounted to $16,392,903 and $58,585,722, respectively. Sales of investment securities include securities amounting to $26,690,805 delivered pursuant to a redemption-in-kind.The net realized loss of $8,559,874 on the redemption-in-kind will not be realized for tax purposes.

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. These investments require initial margin

34

deposits with a broker, which consist of cash or cash equivalents.The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Investments in financial futures require the fund to “mark to market” on a daily basis, which reflects the change in the market value of the contract at the close of each day’s trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the fund recognizes a realized gain or loss. Contracts open at April 30, 2009, are set forth in the Statement of Financial Futures.

At April 30, 2009, accumulated net unrealized depreciation on investments was $142,820,476, consisting of $114,574,060 gross unrealized appreciation and $257,394,536 gross unrealized depreciation.

At April 30, 2009, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

The FASB released Statement of Financial Accounting Standards No. 161 “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agree-ments.The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements and the accompanying notes has not yet been determined.

The Fund 35

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S INVESTMENT MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on February 9 and 10, 2009, the Board considered the re-approval of the fund’s Investment Management Agreement (“Management Agreement”), pursuant to which the Manager provides the fund with investment advisory and administrative services. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Manager.

Analysis of Nature, Extent and Quality of Services Provided to the Fund.The Board members considered information previously provided to them in a presentation from representatives of the Manager regarding services provided to the fund and other funds in the Dreyfus fund complex, and representatives of the Manager confirmed that there had been no material changes in this information.The Board also discussed the nature, extent and quality of the services provided to the fund pursuant to its Management Agreement. The Manager’s representatives reviewed the fund’s distribution of accounts and the relationships the Manager has with various intermediaries and the different needs of each.The Manager’s representatives noted the distribution channels for the fund as well as the diversity of distribution among the funds in the Dreyfus fund complex, and the Manager’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including those of the fund.The Manager provided the number of shareholder accounts in the fund, as well as the fund’s asset size.

The Board members also considered the Manager’s research and portfolio management capabilities and that the Manager also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board members also considered the Manager’s

36

extensive administrative, accounting and compliance infrastructure. The Board also considered the Manager’s brokerage policies and practices, the standards applied in seeking best execution and the Manager’s policies and practices regarding soft dollars.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board members reviewed the fund’s performance and comparisons to a group of retail no-load S&P 500(r) index funds (the “Performance Group”) and to a larger universe of funds, consisting of all retail and institutional S&P 500(r) index funds (the “Performance Universe”) selected and provided by Lipper, Inc., an independent provider of investment company data.The Board was provided with a description of the methodology Lipper used to select the Performance Group and Performance Universe, as well as the Expense Group and Expense Universe (discussed below). The Board members discussed the results of the comparisons and noted that the fund’s total return performance was above the Performance Group and Performance Universe medians for the one-, two-, three-, four-, five-and ten-year periods ended December 31, 2008. The Manager also provided a comparison of the fund’s calendar total returns to the returns of the fund’s benchmark index.

The Board members also discussed the fund’s contractual and actual management fee and expense ratio and reviewed the range of management fees and expense ratios of a comparable group of funds (the “Expense Group”) and a broader group of funds (the “Expense Universe”), each selected and provided by Lipper. Noting the fund’s “unitary fee” structure, the Board members noted that the fund’s contractual management fee was below the Expense Group median, the fund’s actual management fee was above the Expense Group and Expense Universe medians and the fund’s expense ratio was below its Expense Group and Expense Universe medians.

The Fund 37

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S INVESTMENT MANAGEMENT AGREEMENT (Unaudited) (continued)

Representatives of the Manager reviewed with the Board members the fees paid to the Manager or its affiliates by the only mutual fund managed by the Manager or its affiliates with similar investment objectives, policies and strategies, and included in the same Lipper category as the fund (the “Similar Fund”), and by other accounts managed by the Manager or its affiliates with similar investment objectives, policies and strategies as the fund (the “Similar Accounts”).The Manager’s representatives explained the nature of the Similar Accounts and the differences, from the Manager’s perspective, in providing services to such Similar Accounts as compared to managing and providing services to the fund. The Manager’s representatives also reviewed the costs associated with distribution through intermediaries.The Board analyzed differences in fees paid to the Manager and discussed the relationship of the fees paid in light of the services provided, noting the fund’s “unitary fee” structure. The Board members considered the relevance of the fee information provided for the Similar Fund and the Similar Accounts to evaluate the appropriateness and reasonableness of the fund’s management fee. The Board acknowledged that differences in fees paid by the Similar Accounts seemed to be consistent with the services provided.

Analysis of Profitability and Economies of Scale. The Manager’s representatives reviewed the dollar amount of expenses allocated and profit received by the Manager and the method used to determine such expenses and profit. The Board previously had been provided with information prepared by an independent consulting firm regarding the Manager’s approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund complex.The Board also was informed that the methodology had also been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable. The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the fund.The Board members evaluated the profitability analysis in light of the

38

relevant circumstances for the fund, including the recent decline in assets, and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. The Board members also considered potential benefits to the Manager from acting as investment adviser and noted that there were no soft dollar arrangements with respect to trading the fund’s portfolio.

It was noted that the Board members should consider the Manager’s profitability with respect to the fund as part of their evaluation of whether the fees under the Management Agreement bear a reasonable relationship to the mix of services provided by the Manager, including the nature, extent and quality of such services and that a discussion of economies of scale is predicated on increasing assets and that, if a fund’s assets had been decreasing, the possibility that the Manager may have realized any economies of scale would be less. It also was noted that the profitability percentage for managing the fund was within the range determined by appropriate court cases to be reasonable given the services rendered and generally superior service levels provided by the Manager.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the fund’s Management Agreement. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, extent and quality of the ser- vices provided by the Manager are adequate and appropriate.
  The Board was satisfied with the fund’s relative performance.
  The Board concluded that the fee paid by the fund to the Manager was reasonable in light of the services provided, comparative perfor- mance, expense and advisory fee information, costs of the services provided and profits to be realized and benefits derived or to be derived by the Manager from its relationship with the fund.

The Fund 39

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S INVESTMENT MANAGEMENT AGREEMENT (Unaudited) (continued)

  The Board determined that the economies of scale which may accrue to the Manager and its affiliates in connection with the man- agement of the fund had been adequately considered by the Manager in connection with the management fee rate charged to the fund and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the fund’s Management Agreement was in the best interests of the fund and its shareholders and that the Management Agreement would be renewed through April 4, 2010.

40

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the CEO
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses With Those of Other Funds
7	Statement of Investments
9	Statement of Assets and Liabilities
10	Statement of Operations
11	Statement of Changes in Net Assets
12	Financial Highlights
14	Notes to Financial Statements
22	Information About the Review and Approval of the Fund’s Investment Management Agreement
FOR MORE INFORMATION
Back Cover

Dreyfus U.S. Treasury Reserves

The Fund

A LETTER FROM THE CEO Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus U.S. Treasury Reserves, covering the six-month period from November 1, 2008, through April 30, 2009.

While investors’ assets have continued to flow into the money markets in record amounts in 2008 and so far still in 2009, yields consequently fell as the market digested increased supply-and-demand dynamics along with historically low short-term interest rates. The Federal Reserve Board’s target of 0% to 0.25% for the overnight federal funds rate has served as an anchor for short-term money market yields in an economy that has struggled with a 6.3% annualized contraction over the fourth quarter of 2008 and a 5.7% economic contraction during the first quarter of 2009.

We generally have remained cautious in the absence of real economic progress, but the equity market’s gyrations and the results of the recent bank stress tests have illustrated the importance of a long-term investment focus, and the extreme importance of having ample liquidity factored into your investment objectives. That’s why we continue to encourage you to speak regularly with your financial consultant, to discuss with you the potential benefits of an investment strategy that complements your current liquidity needs and long-term investment goals.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s Portfolio Manager.

Thank you for your continued confidence and support.

Jonathan R. Baum Chairman and Chief Executive Officer The Dreyfus Corporation May 15, 2009

2

DISCUSSION OF FUND PERFORMANCE

For the period of November 1, 2008, through April 30, 2009, as provided by Patricia A. Larkin, Senior Portfolio Manager

Fund and Market Performance Overview

For the six-month period ended April 30, 2009, Dreyfus U.S.Treasury Reserves’ Investor shares produced an annualized yield of 0.01%, and Class R shares produced an annualized yield of 0.03%. Taking into account the effects of compounding, the fund’s Investor shares and Class R shares also produced annualized effective yields of 0.01% and 0.03%, respectively.1

Money market yields declined along with short-term interest rates over the reporting period, as the Federal Reserve Board (the “Fed”) reduced its target for the overnight federal funds rate to 0%-0.25% in its attempts to stimulate economic growth and stabilize the banking system.

The Fund’s Investment Approach

The fund seeks a high level of current income consistent with stability of principal.As a U.S.Treasury money market fund, we attempt to provide shareholders with an investment vehicle that is made up of Treasury bills and notes with remaining maturities of 13 months or less issued by the U.S. government as well as repurchase agreements with securities dealers, which are backed by U.S. Treasuries. To pursue its goal, the fund invests exclusively in direct obligations of the U.S. Treasury and in repurchase agreements secured by these obligations.

Financial Crisis and Recession Roiled Credit Markets

The reporting period began in the midst of the most severe recession since the 1930s,which was exacerbated by a global banking crisis.Indeed, the weeks prior to the start of the reporting period were some of the most challenging for the financial industry in decades, as major financial institutions found themselves unable to obtain short-term funding due to massive losses among mortgage- and asset-backed securities. In the ensuing tumult, the U.S. government effectively nationalized Fannie Mae,

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

Freddie Mac and insurer AIG; Lehman Brothers filed for bankruptcy; and other major firms were sold to former rivals. Congress passed the $700 billion Troubled Assets Relief Program (TARP) in an attempt to shore up the nation’s banking system, and the Fed pumped liquidity into the banking system.

Money market funds were not immune to the financial crisis. The Lehman Brothers bankruptcy led to reduced liquidity in the commercial paper market,forcing one fund’s net asset value below $1 per share.Other funds’ sponsors stepped in with cash infusions that enabled them to maintain stable net asset values. To prevent a surge in withdrawals, the U.S. government adopted theTemporary Guarantee Program for Money Market Funds, and the commercial paper market subsequently stabilized. On March 31,the U.S.government announced a further extension of the Temporary Guarantee Program for Money Market Funds until September 18, 2009, although the Dreyfus treasury funds, including the fund, opted to discontinue their participation in the program.

Interest Rates Cut to Unprecedented Low Levels

As the reporting period began, the economic downturn continued to gain momentum as job losses mounted and consumer confidence plunged. In late November,The National Bureau of Economic Research officially declared that the U.S.economy has been in a recession since late 2007.The Fed followed up with additional rate cuts in December, and the target for the federal funds rate ended 2008 between 0% and 0.25%, a record low. It later was announced that U.S. GDP contracted by 6.3% in the fourth quarter.

Disappointing economic news continued to undermine investor sentiment in January 2009, as the median sales price of single-family homes fell sharply compared to one year earlier.The U.S. economy lost more than 650,000 jobs per month in February and March, driving the unemployment rate to a 25-year high. Meanwhile, the Conference Board’s Consumer Confidence Index reached the lowest level since its inception in 1967. In its ongoing efforts to stimulate the economy, the U.S. government enacted the $787 billion American Recovery and Reinvestment Act to retain and create jobs, provide budget relief to

4

states and localities, maintain and expand social programs and offer short-term tax relief to businesses and individuals.

After hitting a multi-year low on March 9, the U.S. stock market staged an impressive rebound through the reporting period’s end.The markets were buoyed by early signs that the economic downturn may be decelerating, including a lower-than-expected number of jobless claims in April and modest rebounds in some of the more beaten-down regional housing markets. In addition, a decline in the three-month London Interbank Offered Rate (LIBOR) below 1% provided evidence of improvement in the global credit markets. However, home prices nationally at the end of the first quarter were 13.8% lower than one year earlier, the largest quarterly slump on record, and the unemployment rate climbed to 8.9% in April.The first quarter of 2009 ended with an estimated –5.7% annualized GDP growth rate.

Maintaining a Focus on Quality

In the wake of September’s dramatic developments in the credit markets and amid persistently robust demand for U.S.Treasury bills, we generally have maintained the fund’s weighted average maturity in a range that is roughly in line with industry averages.

Despite recent signs of potential economic improvement, we have little reason to believe that the Fed will raise short-term interest rates from today’s historically low levels anytime soon. Therefore, we currently intend to maintain the fund’s focus on liquidity.

May 15, 2009

An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.
1	Annualized effective yield is based upon dividends declared daily and reinvested monthly. Past performance is no guarantee of future results.Yields fluctuate.Yields provided reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an undertaking in effect that may be extended, terminated or modified at any time. Had these expenses not been absorbed, annualized yields of the fund’s Class R shares and Investor shares would have been –0.07% and
–0.27%, respectively, and the annualized effective yields would have been –0.07% and
–0.27%, respectively.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus U.S.Treasury Reserves from November 1, 2008 to April 30, 2009. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment assuming actual returns for the six months ended April 30, 2009

	Investor Shares	Class R Shares
Expenses paid per $1,000†	$ 2.33	$ 2.23
Ending value (after expenses)	$1,000.07	$1,000.12

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended April 30, 2009

	Investor Shares	Class R Shares
Expenses paid per $1,000†	$ 2.36	$ 2.26
Ending value (after expenses)	$1,022.46	$1,022.56

† Expenses are equal to the fund’s annualized expense ratio of .47% for Investor shares and .45% for Class R shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS
April 30, 2009 (Unaudited)

	Annualized
	Yield on
	Date of	Principal
U.S. Treasury Bills—57.4%	Purchase (%)	Amount ($)	Value ($)
5/28/09	0.48	50,000,000	49,982,000
6/4/09	0.18	100,000,000	99,982,717
7/2/09	0.40	100,000,000	99,931,111
12/17/09	0.70	100,000,000	99,555,972
Total U.S. Treasury Bills
(cost $349,451,800)			349,451,800

U.S. Treasury Notes—4.1%
5/15/09
(cost $25,045,542)	0.16	25,000,000	25,045,542

Repurchase Agreements—38.3%
Citigroup Global Markets Holdings Inc.
dated 4/30/09, due 5/1/09 in the amount
of $70,000,272 (fully collateralized by
$65,742,900 U.S. Treasury Notes,
3.875%, due 5/15/18,
value $71,400,033)	0.14	70,000,000	70,000,000
Goldman, Sachs & Co.
dated 4/30/09, due 5/1/09 in the amount
of $13,000,029 (fully collateralized by
$12,311,500 U.S. Treasury Notes,
3.375%, due 6/30/13,
value $13,260,075)	0.08	13,000,000	13,000,000
Greenwich Capital Markets
dated 4/30/09, due 5/1/09 in the amount
of $100,000,417 (fully collateralized by
$102,885,000 U.S. Treasury Notes,
2.625%, due 4/30/16,
value $102,000,189)	0.15	100,000,000	100,000,000

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Annualized
	Yield on
	Date of	Principal
Repurchase Agreements (continued)	Purchase (%)	Amount ($)	Value ($)
JP Morgan Chase & Co.
dated 4/30/09, due 5/1/09 in the amount
of $50,000,194 (fully collateralized by
$93,317,500 U.S. Treasury Strips,
due 11/15/22-11/15/23,
value $51,002,044)	0.14	50,000,000	50,000,000
Total Repurchase Agreements
(cost $233,000,000)			233,000,000

Total Investments (cost $607,497,342)		99.8%	607,497,342

Cash and Receivables (Net)		.2%	1,400,844

Net Assets		100.0%	608,898,186

Portfolio Summary (Unaudited)†
	Value (%)		Value (%)
U.S. Treasury Bills	57.4	U.S. Treasury Notes	4.1
Repurchase Agreements	38.3		99.8
† Based on net assets.
See notes to financial statements.

8

STATEMENT OF ASSETS AND LIABILITIES April 30, 2009 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments
(including Repurchase Agreements of
$233,000,000)—Note 1(b)	607,497,342	607,497,342
Cash		980,471
Interest receivable		563,154
		609,040,967
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 2(b)		138,327
Payable for shares of Capital Stock redeemed		4,436
Dividend payable		18
		142,781
Net Assets ($)		608,898,186
Composition of Net Assets ($):
Paid-in capital		608,898,186
Net Assets ($)		608,898,186

Net Asset Value Per Share
	Investor Shares	Class R Shares
Net Assets ($)	117,131,447	491,766,739
Shares Outstanding	117,131,447	491,766,739
Net Asset Value Per Share ($)	1.00	1.00

See notes to financial statements.

The Fund 9

STATEMENT OF OPERATIONS
Six Months Ended April 30, 2009 (Unaudited)

Investment Income ($):
Interest Income	1,521,023
Expenses:
Management fee—Note 2(a)	1,598,115
Distribution fees (Investor Shares)—Note 2(b)	130,915
Directors’ fees—Note 2(a)	24,530
Treasury Insurance expense—Note 1(e)	131,109
Total Expenses	1,884,669
Less—reduction in expenses due to undertaking—Note 2(a)	(409,748)
Less—Directors’ fees reimbursed by the Manager—Note 2(a)	(24,530)
Net Expenses	1,450,391
Investment Income—Net, representing net increase
in net assets resulting from operations	70,632

See notes to financial statements.

10

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	April 30, 2009	Year Ended
	(Unaudited)	October 31, 2008
Operations ($):
Investment Income—Net, representing net increase
in net assets resulting from operations	70,632	5,143,744
Dividends to Shareholders from ($):
Investment income—net:
Investors Shares	(9,955)	(2,027,963)
Class R Shares	(60,677)	(3,115,781)
Total Dividends	(70,632)	(5,143,744)
Capital Stock Transactions ($1.00 per share):
Net proceeds from shares sold:
Investor Shares	129,569,285	235,086,111
Class R Shares	424,077,983	1,130,142,244
Dividends reinvested:
Investor Shares	9,181	1,974,354
Class R Shares	2,730	240,155
Cost of shares redeemed:
Investor Shares	(167,269,546)	(190,389,091)
Class R Shares	(434,399,116)	(692,238,469)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(48,009,483)	484,815,304
Total Increase (Decrease) in Net Assets	(48,009,483)	484,815,304
Net Assets ($):
Beginning of Period	656,907,669	172,092,365
End of Period	608,898,186	656,907,669

See notes to financial statements.

The Fund 11

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

Six Months Ended
April 30, 2009			Year Ended October 31,
Investor Shares	(Unaudited)	2008	2007	2006	2005	2004
Per Share Data ($):
Net asset value,
beginning of period	1.00	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.000[a]	.016	.043	.039	.020	.004
Distributions:
Dividends from
investment income—net	(.000)[a]	(.016)	(.043)	(.039)	(.020)	(.004)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00	1.00
Total Return (%)	.02[b]	1.62	4.41	3.96	2.03	.42
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.75[b]	.72	.71	.70	.70	.70
Ratio of net expenses
to average net assets	.47[b]	.68	.70	.70	.70	.70
Ratio of net investment income
to average net assets	.02[b]	1.51	4.31	3.89	2.01	.42
Net Assets, end of period
($ x 1,000)	117,131	154,823	108,151	93,091	93,973	77,043

a	Amount represents less than $.001 per share.
b	Annualized.

See notes to financial statements.

12

Six Months Ended
April 30, 2009			Year Ended October 31,
Class R Shares	(Unaudited)	2008	2007	2006	2005	2004
Per Share Data ($):
Net asset value,
beginning of period	1.00	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.000[a]	.018	.045	.041	.022	.006
Distributions:
Dividends from
investment income—net	(.000)[a]	(.018)	(.045)	(.041)	(.022)	(.006)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00	1.00
Total Return (%)	.02[b]	1.81	4.62	4.17	2.23	.62
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.55[b]	.52	.51	.50	.50	.50
Ratio of net expenses
to average net assets	.45[b]	.49	.50	.50	.50	.50
Ratio of net investment income
to average net assets	.02[b]	1.35	4.40	4.05	2.10	.63
Net Assets, end of period
($ x 1,000)	491,767	502,085	63,941	17,640	25,243	82,911

a	Amount represents less than $.001 per share.
b	Annualized.

See notes to financial statements.

The Fund 13

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus U.S. Treasury Reserves (the “fund”) is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the “Company”) which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering eleven series including the fund. The fund’s investment objective is to seek a high level of current income consistent with stability of principal by investing in direct obligations of U.S. Treasury and repurchase agreements secured by these obligations. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold without a sales charge.The fund is authorized to issue 1 billion shares of $.001 par value Capital Stock in each of the following classes of shares: Investor and Class R. Investor shares are sold primarily to retail investors and bear a distribution fee. Class R shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus) acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution fee. Each class of shares has identical rights and privileges, except with respect to the distribution fee and voting rights on matters affecting a single class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

It is the fund’s policy to maintain a continuous net asset value per share of $1.00 for the fund; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to

14

do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 of the Act, which has been determined by the Board of Directors to represent the fair value of the fund’s investments.

The fund adopted Statement of Financial Accounting Standards No. 157 “FairValue Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the fund’s investments relating to FAS 157.These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The Fund 15

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The following is a summary of the inputs used as of April 30, 2009 in valuing the fund’s investments:

Investments in
Valuation Inputs	Securities ($)
Level 1—Quoted Prices	—
Level 2—Other Significant Observable Inputs	607,497,342
Level 3—Significant Unobservable Inputs	—
Total	607,497,342

In April 2009, the Financial Accounting Standards Board (“FASB”) issued FASB Staff Position No. 157-4,“Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FSP 157-4”). FSP 157-4 provides additional guidance for estimating fair value in accordance with FAS 157, when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009. Management is currently evaluating the impact the adoption of FSP 157-4 will have on the fund’s financial statement disclosures.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Cost of investments represents amortized cost.

The FASB released Statement of Financial Accounting Standards No. 161 “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agree-

16

ments.The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements and the accompanying notes has not yet been determined.

The fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund’s holding period.This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund’s holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counter party default, the fund has the right to use the collateral to offset losses incurred. There is potential loss to the fund in the event the fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the fund seeks to assert its rights. The Manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the credit-worthiness of those banks and dealers with which the fund enters into repurchase agreements to evaluate potential risks.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net; such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains.

The Fund 17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended April 30, 2009, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the three-year period ended October 31, 2008 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended October 31, 2008, was all ordinary income. The tax character of current year distributions will be determined at the end of the current fiscal year.

At April 30, 2009, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

(e) Treasury’s Temporary Guarantee Program: The fund has entered into a Guarantee Agreement with the United States Department of the Treasury (the “Treasury”) to participate in the Treasury’s Temporary Guarantee Program for Money Market Funds (the “Program”).

Under the Program, the Treasury guarantees the share price of shares of the fund held by shareholders as of September 19, 2008 at $1.00 per share if the fund’s net asset value per share falls below $0.995 (a “Guarantee Event”) and the fund liquidates. Recovery under the Program is subject to certain conditions and limitations.

Fund shares acquired by investors after September 19, 2008 that increase the number of fund shares the investor held at the close of business on September 19, 2008 are not eligible for protection under

18

the Program. In addition, fund shares acquired by investors who did not hold fund shares at the close of business on September 19, 2008 are not eligible for protection under the Program.

The Program, which was originally set to expire on December 18, 2008, was initially extended by the Treasury until April 30, 2009 and has now been further extended by the Treasury until September 18, 2009. The fund’s participation in the Program will expire effective May 1, 2009.As a result, shareholder assets in the fund that were covered under the Program since September 19, 2008 will no longer be covered effective May 1, 2009. Participation in the initial term and the April 30, 2009 extension period of the Program required a payment to the Treasury in the amount of .01% and .015%, respectively, of the fund’s shares outstanding as of September 19, 2008 (valued at $1.00 per share). This expense is being borne by the fund without regard to any expense limitation currently in effect.

NOTE 2—Investment Management Fee and Other Transactions with Affiliates:

(a) Pursuant to an Investment Management Agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund.The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .50% of the value of the fund’s average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, Rule 12b-1 distribution fees, service fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund’s allocable portion of fees and expenses of the non-interested Directors (including counsel fees). Each Director

The Fund 19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

receives $45,000 per year, plus $6,000 for each joint Board meeting of the Company, The Dreyfus/Laurel Tax-Free Municipal Funds, The Dreyfus/Laurel Funds Trust (collectively, the “Dreyfus/Laurel Funds”) and Dreyfus Investment Funds attended, $2,000 for separate in-person committee meetings attended which are not held in conjunction with a regularly scheduled Board meeting and $1,500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. With respect to Board meetings, the Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). With respect to compensation committee meetings, the Chair of the compensation committee receives $900 per meeting. In the event that there is an in-person joint committee meeting or a joint telephone meeting of the Dreyfus/Laurel Funds, Dreyfus Investment Funds and Dreyfus High Yield Strategies Fund, the $2,000 or $1,500 fee, as applicable, will be allocated between the Dreyfus/Laurel Funds, Dreyfus Investment Funds and Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets.Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

The Manager has undertaken to reimburse expenses in the event that current yields drop below a certain level.This undertaking is voluntary and not contractual and may be terminated at any time. The reduction in expenses, pursuant to the undertaking, amounted to $409,748 during the period ended April 30, 2009.

20

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Investor shares may pay annually up to .25% (currently limited by the Company’s Board of Directors to .20%) of the value of the average daily net assets attributable to its Investor shares to compensate the Distributor for shareholder servicing activities and expenses primarily intended to result in the sale of Investor shares. During the period ended April 30, 2009, Investor shares were charged $130,915 pursuant to the Plan.

Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Directors who are not “interested persons” of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plan.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $252,876 and Rule 12b-1 distribution plan fees $19,709, which are offset against an expense reimbursement currently in effect in the amount of $134,258.

The Fund 21

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE

FUND’S INVESTMENT MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on February 9 and 10, 2009, the Board considered the re-approval of the fund’s Investment Management Agreement (“Management Agreement”), pursuant to which the Manager provides the fund with investment advisory and administrative services. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Manager.

Analysis of Nature, Extent and Quality of Services Provided to the Fund.The Board members considered information previously provided to them in a presentation from representatives of the Manager regarding services provided to the fund and other funds in the Dreyfus fund complex, and representatives of the Manager confirmed that there had been no material changes in this information.The Board also discussed the nature, extent and quality of the services provided to the fund pursuant to its Management Agreement. The Manager’s representatives reviewed the fund’s distribution of accounts and the relationships the Manager has with various intermediaries and the different needs of each.The Manager’s representatives noted the distribution channels for the fund as well as the diversity of distribution among the funds in the Dreyfus fund complex, and the Manager’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including those of the fund.The Manager provided the number of shareholder accounts in the fund, as well as the fund’s asset size.

The Board members also considered the Manager’s research and portfolio management capabilities and that the Manager also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board members also considered the Manager’s extensive administrative, accounting and compliance infrastructure.

22

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board members reviewed the fund’s performance and comparisons to a group of retail, no-load U.S.Treasury money market funds (the “Performance Group”) and to a larger universe of funds, consisting of all retail U.S.Treasury money market funds (the “Performance Universe”) selected and provided by Lipper, Inc., an independent provider of investment company data.The Board was provided with a description of the methodology Lipper used to select the Performance Group and Performance Universe, as well as the Expense Group and Expense Universe (discussed below). The Board members discussed the results of the comparisons for various periods ended December 31, 2008, and noted that the fund’s total return performance was approximately equal to the Performance Group and Performance Universe medians for each of the periods.

The Board members also discussed the fund’s contractual and actual management fee and expense ratio and reviewed the range of management fees and expense ratios of a comparable group of funds (the “Expense Group”) and a broader group of funds (the “Expense Universe”), each selected and provided by Lipper. A representative of the Manager noted that the Manager had undertaken to limit fund expenses to maintain a minimum yield floor limit of .05% and that such expense limitation may fluctuate daily, and was voluntary and temporary, not contractual, and may be terminated by the Manager at any time without notice to shareholders. Noting that the fund was the only fund in the Expense Group with a “unitary fee” structure, the Board members noted that the fund’s contractual management fee was below its Expense Group median.The Board members also noted that the fund’s actual management fee, with the expense limitation, was above the Expense Group and Expense Universe medians and the fund’s expense ratio, with the expense limitation, was below the Expense Group median and above the Expense Universe median.

The Fund 23

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S INVESTMENT MANAGEMENT AGREEMENT (Unaudited) (continued)

Representatives of the Manager reviewed with the Board members the fees paid to the Manager or its affiliates by mutual funds managed by the Manager or its affiliates with similar investment objectives, policies and strategies, and included in the same Lipper category as the fund (the “Similar Funds”). They also noted that there were no other accounts managed by the Manager or its affiliates with similar investment objec-tives,policies and strategies as the fund.The Manager’s representatives also reviewed the costs associated with distribution through intermediaries. The Board analyzed differences in fees paid to the Manager and discussed the relationship of the fees paid in light of the services provided, noting the fund’s“unitary fee”structure.The Board members considered the relevance of the fee information provided for the Similar Funds to evaluate the appropriateness and reasonableness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. The Manager’s representatives reviewed the dollar amount of expenses allocated and profit received by the Manager and the method used to determine such expenses and profit. The Board previously had been provided with information prepared by an independent consulting firm regarding the Manager’s approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund complex.The Board also was informed that the methodology had also been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable. The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the fund.The Board members evaluated the profitability analysis in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. The Board members also considered potential benefits to the Manager from acting as investment adviser and noted that there were no soft dollar arrangements with respect to trading the fund’s portfolio.

It was noted that the Board members should consider the Manager’s profitability with respect to the fund as part of their evaluation of whether the fees under the Management Agreement bear a reasonable

24

relationship to the mix of services provided by the Manager, including the nature, extent and quality of such services and that a discussion of economies of scale is predicated on increasing assets and that, if a fund’s assets had been decreasing, the possibility that the Manager may have realized any economies of scale would be less. It also was noted that the profitability percentage for managing the fund was within the range determined by appropriate court cases to be reasonable given the services rendered and generally superior service levels provided by the Manager.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the fund’s Management Agreement. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, extent and quality of the ser- vices provided by the Manager are adequate and appropriate.
  The Board was generally satisfied with the fund’s relative performance.
  The Board concluded that the fee paid by the fund to the Manager was reasonable in light of the services provided, comparative perfor- mance, expense and advisory fee information, costs of the services provided and profits to be realized and benefits derived or to be derived by the Manager from its relationship with the fund.
  The Board determined that the economies of scale which may accrue to the Manager and its affiliates in connection with the man- agement of the fund had been adequately considered by the Manager in connection with the management fee rate charged to the fund and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the fund’s Management Agreement was in the best interests of the fund and its shareholders and that the Management Agreement would be renewed through April 4, 2010.

The Fund 25

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the CEO
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses With Those of Other Funds
7	Statement of Investments
15	Statement of Assets and Liabilities
16	Statement of Operations
17	Statement of Changes in Net Assets
20	Financial Highlights
24	Notes to Financial Statements
33	Information About the Review and Approval of the Fund’s Investment Management Agreement
FOR MORE INFORMATION
Back Cover

Dreyfus Small Cap Value Fund

The Fund

A LETTER FROM THE CEO Dear Shareholder:

We present to you this semiannual report for Dreyfus Small Cap Value Fund, covering the six-month period from November 1, 2008, through April 30, 2009.

The reporting period began with the equities market plummeting severely in late 2008, and rebounding over 20% by the end of the reporting period from dramatic March 2009 lows. In supporting the recent rally, investors apparently shrugged off more bad economic news: the unemployment rate surged to a 25-year high in April, and a 6.3% annualized contraction in economic growth over the fourth quarter of 2008 was followed by a further 6.1% economic contraction during the first quarter of 2009.Yet, the rebound between March 7 and April 30 proved to be one of the more robust in the history of the U.S. stock market. These enormous swings have left investors wondering if the equities market is forecasting sustainable economic improvement, or whether these events represent what many call a bear market rally.We generally have remained cautious in the absence of real economic progress, but the market’s gyrations illustrate an important feature of many market rallies—when they begin to snap back, the rebounds are often quick and sharp, usually leaving most investors on the sidelines.That’s why we encourage you to speak regularly with your financial consultant, who can discuss with you the potential benefits of adhering to a long-term investment strategy tailored to your current investment needs and future goals.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s Portfolio Managers.

Thank you for your continued confidence and support.

Jonathan R. Baum Chairman and Chief Executive Officer The Dreyfus Corporation May 15, 2009

2

DISCUSSION OF FUND PERFORMANCE

For the period of November 1, 2008, through April 30, 2009, as provided by Ronald P. Gala and Adam T. Logan, Portfolio Managers

Fund and Market Performance Overview

For the six-month period ended April 30, 2009, Dreyfus Small CapValue Fund’s Class A shares produced a total return of –15.44%, Class B shares returned –15.75%, Class C shares returned –15.72% and Class I shares returned –15.28%.1 In comparison, the fund’s benchmark, the Russell 2000Value Index (the “Index”), returned –12.60% for the same period.2

Weak economic data continued to roil small-cap stocks during the reporting period as risk-averse investors forced market values to multi-year lows by early March 2009. However, the market subsequently rallied strongly, erasing a substantial portion of its previous losses. The fund produced lower returns than its benchmark, due in part to weakness among real estate investment trusts (REITs) within the financials sector.

The Fund’s Investment Approach

The fund, which seeks capital appreciation, normally invests at least 80% of its assets in stocks of small U.S. companies.We use a disciplined process that combines computer-modeling techniques, fundamental analysis and risk management techniques to select undervalued stocks, which are normally characterized by relatively low price-to-earnings and low price-to-book ratios. Using this systematic approach, we select what we believe to be the most attractive companies from this pool of undervalued stocks.The fund is constructed with an emphasis on diversification and risk management, so that its sector weightings and risk characteristics are generally in line with those of its benchmark.

Late Rally Follows a Slump in Equity Markets

The small-cap stock market fell sharply over the first four months of the reporting period, adding substantially to earlier declines in the wake of a financial crisis that nearly led to the collapse of the banking system in the fall of 2008.The market’s credit-related struggles were intensified

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

by a deepening recession as the unemployment rate climbed, housing markets struggled and consumer confidence plunged.

These adverse developments were addressed aggressively by the U.S. government and the Federal Reserve Board (the “Fed”). The Fed injected liquidity into the banking system and reduced its target for short-term interest rates to 0% to 0.25%, an unprecedented low. The federal government rescued a number of troubled corporations and enacted a massive fiscal stimulus package.These measures appeared to bolster investor sentiment, and stocks across most capitalization ranges rallied strongly over the reporting period’s final two months despite little actual improvement in economic data.

Unstable Financial Conditions Derailed Stocks

Positions in the financials sector undermined the fund’s relative performance, as REITs and financial services providers weighed heavily during the reporting period. Jackson Hewitt Tax Service, the country’s second largest tax preparation services provider, suffered a particularly severe decline after announcing disappointing earnings guidance in March 2009, at which point we sold the fund’s position. The fund’s holdings of property insurers also came under pressure, resulting in below-average returns.

In the information sector, Heartland Payment Systems, a provider of credit card, debit card and payroll processing services, disappointed when the company revealed a security breach of customer data and provided earnings guidance below expectations.The formerly high-flying energy sector encountered pronounced weakness amid slumping prices for crude oil and natural gas.The fund’s energy holdings detracted substantially from performance as exploration-and-production companies proved highly sensitive to plummeting fuel prices. For example, Swift Energy,an oil and gas exploration company with interests in fields located in Louisiana and Texas, reported a substantial revenue decline in the fourth quarter of 2008 compared to the same period one year earlier.

On the other hand, a number of above-average performers contributed positively to the fund’s relative performance. Among the most notable

4

were construction-related companies that appeared poised to benefit from public works projects contained in the stimulus program enacted by Congress. Potential beneficiaries of massive infrastructure spending included Emcor Group, a specialist in nonresidential mechanical and electrical systems.

As might be expected during an economic downturn, consumer staples holdings proved relatively resilient during the reporting period. For example, Bare Escentuals, a developer and marketer of mineral-based beauty products, rallied strongly on the last day of the reporting period following a better-than-expected quarterly earnings report.

Finding Attractively Valued Investment Opportunities

We have maintained a patient and measured approach, and the fund remains fully invested in small-cap stocks. In the wake of the extended market selloff, we have identified what we believe to be a number of fundamentally sound companies whose stocks are selling at attractive prices compared to historical norms. Despite heightened market volatility, we have continued to emphasize both opportunity and diversification, including sector allocations that roughly mirror those of the benchmark. In our judgment, a sector-neutral approach enables us to focus more intently on adding value through “bottom-up” stock selection. In addition, our fundamentals-based evaluation process considers diverse criteria, including value, earnings revisions and balance-sheet metrics.

May 15, 2009

1	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and
Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in effect until March 1, 2010. Had these expenses not been absorbed, the fund’s returns would have been lower.
2	SOURCE: LIPPER INC. — Reflects the reinvestment of dividends and, where applicable, capital gain distributions.The Russell 2000 Value Index is an unmanaged index, which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Small Cap Value Fund from November 1, 2008 to April 30, 2009. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment assuming actual returns for the six months ended April 30, 2009

	Class A	Class B	Class C	Class I
Expenses paid per $1,000†	$ 6.18	$ 9.59	$ 9.60	$ 5.04
Ending value (after expenses)	$845.60	$842.50	$842.80	$847.20

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended April 30, 2009

	Class A	Class B	Class C	Class I
Expenses paid per $1,000†	$ 6.76	$ 10.49	$ 10.49	$ 5.51
Ending value (after expenses)	$1,018.10	$1,014.38	$1,014.38	$1,019.34

† Expenses are equal to the fund’s annualized expense ratio of 1.35% for Class A, 2.10% for Class B, 2.10% for
Class C and 1.10% for Class I; multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS April 30, 2009 (Unaudited)

Common Stocks—100.4%	Shares	Value ($)
Banks—10.4%
Bank of the Ozarks	15,900 [a]	394,797
Community Bank System	38,530	633,818
CVB Financial	88,332 [a]	530,875
Delphi Financial Group, Cl. A	26,800	462,836
Dime Community Bancshares	51,491	429,435
EZCORP, Cl. A	64,420 [b]	798,164
First BanCorp/Puerto Rico	51,550	284,040
First Commonwealth Financial	63,371 [a]	549,427
First Financial Bankshares	13,950 [a]	687,456
FirstMerit	65,221	1,265,940
Glacier Bancorp	15,861 [a]	242,991
Hancock Holding	16,790	635,837
National Penn Bancshares	32,811 [a]	265,441
Old National Bancorp	67,411 [a]	918,812
Provident New York Bancorp	33,151	280,789
S&T Bancorp	34,650 [a]	619,195
Sterling Bancorp	22,760	260,374
Susquehanna Bancshares	37,661 [a]	303,548
SVB Financial Group	12,890 [a,b]	267,596
TriCo Bancshares	18,100	289,600
UMB Financial	25,720	1,177,204
Westamerica Bancorporation	13,830 [a]	741,703
Wilshire Bancorp	36,150	146,046
		12,185,924
Consumer Discretionary—13.7%
Aeropostale	21,740 [b]	738,508
Blyth	13,370	589,350
Buckle	36,900 [a]	1,378,953
Carter’s	17,250 [b]	368,805
Cato, Cl. A	42,610	818,964
CEC Entertainment	15,820 [b]	481,877
Choice Hotels International	31,700 [a]	948,781
Cracker Barrel Old Country Store	9,900	322,839
Genesco	8,870 [a,b]	202,059
Gymboree	15,920 [a,b]	547,648
Helen of Troy	28,830 [b]	459,838

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)
Consumer Discretionary (continued)
Hot Topic	103,150 [a,b]	1,262,556
International Speedway, Cl. A	13,979	331,023
JAKKS Pacific	28,830 [a,b]	364,699
NutriSystem	37,500 [a]	515,250
PetMed Express	57,500 [a,b]	934,950
Polaris Industries	22,660 [a]	757,977
Pool	15,900 [a]	283,974
Rent-A-Center	40,591 [b]	781,377
Steven Madden	9,990 [b]	293,906
Tempur-Pedic International	82,450	1,060,307
Timberland, Cl. A	54,451 [b]	884,284
Tractor Supply	11,850 [a,b]	478,503
True Religion Apparel	37,400 [b]	589,424
Volcom	41,000 [a,b]	553,090
		15,948,942
Consumer Staples—4.0%
Andersons	31,640	508,455
Bare Escentuals	94,101 [b]	871,375
Cal-Maine Foods	23,650 [a]	626,015
Chiquita Brands International	45,471 [a,b]	344,215
Del Monte Foods	89,100	672,705
Elizabeth Arden	42,510 [b]	368,137
Fresh Del Monte Produce	16,750 [b]	243,210
Hain Celestial Group	13,850 [b]	231,156
Nu Skin Enterprises, Cl. A	65,221	836,133
		4,701,401
Energy—3.0%
Delek US Holdings	19,900	204,373
Holly	27,760	581,850
Lufkin Industries	8,850	308,865
Parker Drilling	68,001 [b]	187,683
Rosetta Resources	39,650 [b]	279,532
Swift Energy	45,471 [a,b]	491,996
Unit	11,800 [b]	322,022
VAALCO Energy	48,500 [b]	231,345
World Fuel Services	21,850	833,141
		3,440,807

8

Common Stocks (continued)	Shares	Value ($)
Financial—22.8%
Acadia Realty Trust	10,700	155,150
American Campus Communities	15,900	344,712
American Equity Investment Life Holding	59,351 [a]	334,146
American Physicians Capital	9,900	412,434
Amerisafe	33,530 [b]	515,021
AmTrust Financial Services	44,450	405,828
Aspen Insurance Holdings	20,221	476,811
BioMed Realty Trust	45,371	517,683
Cedar Shopping Centers	73,231 [a]	262,899
Chemical Financial	15,100 [a]	322,385
Colonial Properties Trust	79,350	574,494
Community Trust Bancorp	9,500	287,470
Corporate Office Properties Trust	22,650 [a]	692,184
Crawford & Co., Cl. B	28,000 [b]	166,600
Douglas Emmett	11,050	105,748
Employers Holdings	30,850	257,289
Entertainment Properties Trust	16,790	388,017
Equity Lifestyle Properties	9,900	392,733
Equity One	24,650 [a]	366,792
Evercore Partners, Cl. A	24,400 [a]	460,672
Extra Space Storage	79,571	565,750
First Cash Financial Services	40,750 [b]	669,930
First Niagara Financial Group	84,051	1,138,051
First Potomac Realty Trust	62,450	611,385
FPIC Insurance Group	9,950 [b]	303,873
Greenhill & Co.	9,900 [a]	767,547
Highwoods Properties	22,660	543,613
Horace Mann Educators	21,350	187,453
Infinity Property & Casualty	16,750	590,270
IPC Holdings	11,800	307,272
Knight Capital Group, Cl. A	73,291 [b]	1,135,278
Lexington Realty Trust	46,593	179,383
MainSource Financial Group	11,350	98,291
National Retail Properties	52,411 [a]	929,771
Nelnet, Cl. A	15,950 [b]	96,178
Omega Healthcare Investors	46,491 [a]	730,839
optionsXpress Holdings	35,620	586,305

The Fund 9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)
Financial (continued)
Penson Worldwide	19,801 [b]	200,782
Piper Jaffray	9,900 [b]	343,233
Platinum Underwriters Holdings	22,760	654,805
ProAssurance	24,800 [a,b]	1,089,712
Prospect Capital	32,800	297,496
Provident Financial Services	8,281	88,358
Realty Income	33,530 [a]	748,725
Safety Insurance Group	19,450	642,822
Saul Centers	9,900	315,216
Selective Insurance Group	41,590	613,868
Senior Housing Properties Trust	66,561	1,090,935
Stifel Financial	20,750 [b]	1,021,523
SWS Group	40,670	520,169
Urstadt Biddle Properties, Cl. A	17,300	265,728
Validus Holdings	18,850	422,240
Waddell & Reed Financial, Cl. A	15,010	336,374
World Acceptance	15,920 [b]	472,506
Zenith National Insurance	25,720	586,159
		26,590,908
Health Care—3.8%
AMERIGROUP	20,720 [b]	618,906
Analogic	6,990	254,436
Centene	39,650 [b]	728,370
CONMED	13,850 [b]	184,482
Cross Country Healthcare	40,600 [b]	357,686
HEALTHSOUTH	31,700 [b]	297,029
HealthSpring	35,620 [b]	328,773
Invacare	35,520	546,653
Landauer	7,050	373,509
MedCath	21,560 [b]	218,187
PDL BioPharma	25,950	185,542
Questcor Pharmaceuticals	42,550 [b]	191,475
ViroPharma	36,591 [a,b]	206,007
		4,491,055
Industrial—16.9%
Aaon	21,750 [a]	423,690
Acuity Brands	16,890 [a]	485,419

10

Common Stocks (continued)	Shares	Value ($)
Industrial (continued)
American Reprographics	30,720 [b]	198,144
Ameron International	9,900	585,783
Apogee Enterprises	31,860	426,924
Applied Industrial Technologies	36,490	821,025
Arkansas Best	45,270 [a]	1,044,832
ATC Technology	28,730 [b]	456,520
AZZ	10,870 [a,b]	336,209
Brady, Cl. A	8,850	186,469
Brink’s	16,750	474,862
Ceradyne	48,220 [b]	831,313
Chart Industries	45,100 [b]	623,733
Columbus McKinnon	20,160 [b]	261,274
Comfort Systems USA	77,061	831,488
Deluxe	61,100	885,950
Ducommun	19,700	341,204
Dycom Industries	62,311 [b]	524,659
EMCOR Group	44,471 [b]	924,552
Encore Wire	35,641 [a]	778,399
Gibraltar Industries	26,640 [a]	178,488
Granite Construction	14,900 [a]	587,805
HEICO	26,410 [a]	758,231
Herman Miller	50,870	756,437
Kelly Services, Cl. A	31,800	361,248
Knoll	74,520 [a]	527,602
Korn/Ferry International	52,511 [a,b]	556,091
Layne Christensen	15,820 [b]	342,661
MPS Group	93,031 [b]	747,969
Mueller Industries	26,640	585,281
Perini	9,600 [b]	166,080
Regal-Beloit	5,800 [a]	235,654
Robbins & Myers	12,870	243,887
Sun Hydraulics	23,550 [a]	426,255
Toro	6,950 [a]	211,141
TrueBlue	53,300 [b]	517,543
Universal Forest Products	13,850 [a]	464,806
Watsco	14,900 [a]	639,955
		19,749,583

The Fund 11

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)
Information Technology—13.2%
Advanced Energy Industries	26,721 [b]	225,258
Arris Group	104,001 [b]	1,109,691
Avocent	14,860 [a,b]	214,578
Benchmark Electronics	48,521 [b]	588,560
Brightpoint	81,141 [b]	422,745
Checkpoint Systems	29,750 [b]	361,463
Emulex	47,411 [b]	496,393
Harmonic	120,741 [b]	885,032
Heartland Payment Systems	76,320	613,613
InfoSpace	63,650 [b]	422,000
Ixia	34,831 [a,b]	200,627
Methode Electronics	46,491	279,876
Micrel	53,481	401,108
MicroStrategy, Cl. A	14,980 [b]	582,872
Molex	59,700	995,199
NETGEAR	37,660 [b]	602,937
Novatel Wireless	77,345 [b]	529,813
OSI Systems	19,940 [b]	373,875
Perot Systems, Cl. A	35,620 [b]	500,817
Plantronics	45,471	579,301
QLogic	45,371 [a,b]	643,361
Rofin-Sinar Technologies	10,800 [b]	230,148
Rogers	18,600 [b]	473,370
Sigma Designs	35,520 [a,b]	458,918
Silicon Laboratories	20,900 [b]	695,134
SonicWALL	32,550 [a,b]	176,747
TIBCO Software	155,442 [b]	982,393
United Online	120,691	639,662
Vignette	40,670 [b]	335,934
Zoran	36,500 [b]	326,310
		15,347,735
Materials—5.8%
Carpenter Technology	29,790	615,759

12

Common Stocks (continued)	Shares	Value ($)
Materials (continued)
Compass Minerals International	7,050	339,951
Greif, Cl. A	22,660	1,025,818
Haynes International	16,450 [b]	371,441
Horsehead Holding	31,750 [b]	226,695
Innophos Holdings	53,250	789,698
Koppers Holdings	23,830	451,817
NewMarket	6,000	378,000
Olin	45,371	571,675
Rock-Tenn, Cl. A	5,990	226,182
RTI International Metals	21,300 [b]	277,113
Schnitzer Steel Industries, Cl. A	9,950 [a]	493,122
Schulman (A.)	60,690	952,226
		6,719,497
Telecommunication Services—.7%
Cincinnati Bell	163,250 [b]	455,468
USA Mobility	32,750	364,180
		819,648
Utilities—6.1%
Atmos Energy	5,930	146,530
Avista	34,650	521,483
CH Energy Group	7,750	344,410
Cleco	33,530	707,148
El Paso Electric	17,870	246,606
Laclede Group	18,830	653,024
New Jersey Resources	21,230	698,892
Nicor	34,650	1,113,651
Northwest Natural Gas	8,890 [a]	363,601
Portland General Electric	46,350	846,815
Southwest Gas	9,640	194,824
WGL Holdings	41,511 [a]	1,292,653
		7,129,637
Total Common Stocks
(cost $147,600,338)		117,125,137

The Fund 13

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Other Investment—.3%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $309,000)	309,000 [c]	309,000

Investment of Cash Collateral
for Securities Loaned—18.0%
Registered Investment Company;
Dreyfus Institutional Cash
Advantage Plus Fund
(cost $21,056,655)	21,056,655 [c]	21,056,655

Total Investments (cost $168,965,993)	118.7%	138,490,792
Liabilities, Less Cash and Receivables	(18.7%)	(21,795,130)
Net Assets	100.0%	116,695,662

a	All or a portion of these securities are on loan. At April 30, 2009, the total market value of the fund’s securities on loan is $20,261,445 and the total market value of the collateral held by the fund is $21,056,655.
b	Non-income producing security.
c	Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Financial	22.8	Materials	5.8
Money Market Investments	18.3	Consumer Staples	4.0
Industrial	16.9	Health Care	3.8
Consumer Discretionary	13.7	Energy	3.0
Information Technology	13.2	Telecommunication Services	.7
Banks	10.4
Utilities	6.1		118.7

† Based on net assets.
See notes to financial statements.

14

STATEMENT OF ASSETS AND LIABILITIES April 30, 2009 (Unaudited)

			Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $20,261,445)—Note 1(b):
Unaffiliated issuers			147,600,338	117,125,137
Affiliated issuers			21,365,655	21,365,655
Cash				190,955
Receivable for investment securities sold				1,320,729
Dividends and interest receivable				216,025
Receivable for shares of Capital Stock subscribed				78,236
				140,296,737
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)				126,628
Liability for securities on loan—Note 1(b)				21,056,655
Payable for shares of Capital Stock redeemed				1,992,610
Payable for investment securities purchased				425,164
Interest payable—Note 2				18
				23,601,075
Net Assets ($)				116,695,662
Composition of Net Assets ($):
Paid-in capital				284,699,405
Accumulated undistributed investment income—net				741,338
Accumulated net realized gain (loss) on investments				(138,269,880)
Accumulated net unrealized appreciation
(depreciation) on investments				(30,475,201)
Net Assets ($)				116,695,662

Net Asset Value Per Share
	Class A	Class B	Class C	Class I
Net Assets ($)	57,441,001	4,310,769	7,960,769	46,983,123
Shares Outstanding	5,680,289	462,904	853,458	4,571,048
Net Asset Value Per Share ($)	10.11	9.31	9.33	10.28

See notes to financial statements.

The Fund 15

STATEMENT OF OPERATIONS
Six Months Ended April 30, 2009 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $768 foreign taxes withheld at source):
Unaffiliated issuers	1,688,255
Affiliated issuers	1,003
Income from securities lending	115,819
Total Income	1,805,077
Expenses:
Management fee—Note 3(a)	759,966
Distribution and service plan fees—Note 3(b)	146,027
Directors’ fees—Note 3(a)	4,768
Interest expense—Note 2	1,151
Loan commitment fees—Note 2	716
Total Expenses	912,628
Less—reduction in management fee
due to undertaking—Note 3(a)	(91,196)
Less—Directors’ fees reimbursed by
the Manager—Note 3(a)	(4,768)
Net Expenses	816,664
Investment Income—Net	988,413
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(55,026,182)
Net unrealized appreciation (depreciation) on investments	26,191,423
Net Realized and Unrealized Gain (Loss) on Investments	(28,834,759)
Net (Decrease) in Net Assets Resulting from Operations	(27,846,346)

See notes to financial statements.

16

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	April 30, 2009	Year Ended
	(Unaudited)[a]	October 31, 2008
Operations ($):
Investment income—net	988,413	1,473,186
Net realized gain (loss) on investments	(55,026,182)	(83,265,215)
Net unrealized appreciation
(depreciation) on investments	26,191,423	(59,977,721)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(27,846,346)	(141,769,750)
Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	(678,258)	—
Class I Shares	(853,987)	(476,309)
Class T Shares	(67,322)	—
Net realized gain on investments:
Class A Shares	—	(30,009,185)
Class B Shares	—	(2,747,963)
Class C Shares	—	(4,774,257)
Class I Shares	—	(35,458,048)
Class T Shares	—	(2,646,008)
Total Dividends	(1,599,567)	(76,111,770)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A Shares	15,130,347	46,871,194
Class B Shares	21,065	606,170
Class C Shares	306,081	2,475,509
Class I Shares	7,440,845	58,003,444
Class T Shares	738,218	4,577,191

The Fund 17

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Six Months Ended
	April 30, 2009	Year Ended
	(Unaudited)[a]	October 31, 2008
Capital Stock Transactions ($) (continued):
Dividends reinvested:
Class A Shares	546,000	22,960,613
Class B Shares	—	2,008,397
Class C Shares	—	2,484,535
Class I Shares	762,630	27,013,595
Class T Shares	51,431	2,050,095
Cost of shares redeemed:
Class A Shares	(23,144,249)	(126,138,385)
Class B Shares	(1,193,446)	(7,061,179)
Class C Shares	(2,251,175)	(13,458,442)
Class I Shares	(17,890,691)	(181,661,730)
Class T Shares	(7,802,562)	(8,536,992)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(27,285,506)	(167,805,985)
Total Increase (Decrease) in Net Assets	(56,731,419)	(385,687,505)
Net Assets ($):
Beginning of Period	173,427,081	559,114,586
End of Period	116,695,662	173,427,081
Undistributed investment income—net	741,338	1,352,492

18

	Six Months Ended
	April 30, 2009	Year Ended
	(Unaudited)[a]	October 31, 2008
Capital Share Transactions:
Class Ab,c
Shares sold	1,595,062	2,855,944
Shares issued for dividends reinvested	51,901	1,347,903
Shares redeemed	(2,404,986)	(7,775,272)
Net Increase (Decrease) in Shares Outstanding	(758,023)	(3,571,425)
Class Bb
Shares sold	2,491	38,759
Shares issued for dividends reinvested	—	128,148
Shares redeemed	(135,983)	(475,546)
Net Increase (Decrease) in Shares Outstanding	(133,492)	(308,639)
Class C
Shares sold	33,625	159,781
Shares issued for dividends reinvested	—	158,322
Shares redeemed	(258,732)	(875,138)
Net Increase (Decrease) in Shares Outstanding	(225,107)	(557,035)
Class I
Shares sold	773,334	3,493,640
Shares issued for dividends reinvested	71,407	1,555,548
Shares redeemed	(1,807,816)	(11,101,439)
Net Increase (Decrease) in Shares Outstanding	(963,075)	(6,052,251)
Class Tc
Shares sold	73,618	289,744
Shares issued for dividends reinvested	5,008	123,188
Shares redeemed	(830,091)	(538,715)
Net Increase (Decrease) in Shares Outstanding	(751,465)	(125,783)

a Effective close of business on Febraury 4, 2009, the fund no longer offers Class T shares.
b During the period ended April 30, 2009, 26,514 Class B shares representing $239,952 were automatically converted to 24,388 Class A shares and during the period ended October 31, 2008, 160,701 Class B shares representing $2,408,699 were automatically converted to 147,611 Class A shares.
c On the close of business on February 4, 2009, 478,907 Class T shares representing $4,444,262 were automatically converted to 467,817 Class A shares.

See notes to financial statements.

The Fund 19

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

Six Months Ended
April 30, 2009			Year Ended October 31,
Class A Shares	(Unaudited)	2008	2007	2006	2005	2004
Per Share Data ($):
Net asset value,
beginning of period	12.09	22.34	23.55	21.49	20.19	17.43
Investment Operations:
Investment income (loss)—net[a]	.08	.06	.06	.06	(.02)	.03
Net realized and unrealized
gain (loss) on investments	(1.94)	(7.11)	.72	2.70	2.46	3.50
Total from Investment Operations	(1.86)	(7.05)	.78	2.76	2.44	3.53
Distributions:
Dividends from
investment income—net	(.12)	—	(.02)	—	—	—
Dividends from net realized
gain on investments	—	(3.20)	(1.97)	(.70)	(1.14)	(.77)
Total Distributions	(.12)	(3.20)	(1.99)	(.70)	(1.14)	(.77)
Net asset value, end of period	10.11	12.09	22.34	23.55	21.49	20.19
Total Return (%)[b]	(15.44)[c]	(35.70)	3.42	13.18	12.29	20.86
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.51[d]	1.51	1.50	1.50	1.50	1.50
Ratio of net expenses
to average net assets	1.35[d]	1.36	1.42	1.50	1.50	1.50
Ratio of net investment income
(loss) to average net assets	1.63[d]	.34	.27	.27	(.08)	.16
Portfolio Turnover Rate	40.03[c]	78.10	66.35	89.62	100.57	136.35
Net Assets, end of period
($ x 1,000)	57,441	77,814	223,590	398,035	387,991	116,828

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
c	Not annualized.
d	Annualized.

See notes to financial statements.

20

Six Months Ended
April 30, 2009			Year Ended October 31,
Class B Shares	(Unaudited)	2008	2007	2006	2005	2004
Per Share Data ($):
Net asset value,
beginning of period	11.05	20.86	22.25	20.50	19.44	16.91
Investment Operations:
Investment income (loss)—net[a]	.04	(.06)	(.10)	(.10)	(.18)	(.13)
Net realized and unrealized
gain (loss) on investments	(1.78)	(6.55)	.68	2.55	2.38	3.43
Total from Investment Operations	(1.74)	(6.61)	.58	2.45	2.20	3.30
Distributions:
Dividends from net realized
gain on investments	—	(3.20)	(1.97)	(.70)	(1.14)	(.77)
Net asset value, end of period	9.31	11.05	20.86	22.25	20.50	19.44
Total Return (%)[b]	(15.75)[c]	(36.20)	2.65	12.28	11.44	20.18
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.26[d]	2.26	2.25	2.25	2.25	2.25
Ratio of net expenses
to average net assets	2.10[d]	2.11	2.17	2.25	2.25	2.25
Ratio of net investment income
(loss) to average net assets	.87[d]	(.42)	(.46)	(.48)	(.86)	(.73)
Portfolio Turnover Rate	40.03[c]	78.10	66.35	89.62	100.57	136.35
Net Assets, end of period
($ x 1,000)	4,311	6,589	18,876	25,767	31,755	23,897

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
c	Not annualized.
d	Annualized.

See notes to financial statements.

The Fund 21

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
April 30, 2009			Year Ended October 31,
Class C Shares	(Unaudited)	2008	2007	2006	2005	2004
Per Share Data ($):
Net asset value,
beginning of period	11.07	20.89	22.28	20.52	19.46	16.94
Investment Operations:
Investment income (loss)—net[a]	.04	(.06)	(.10)	(.10)	(.17)	(.12)
Net realized and unrealized
gain (loss) on investments	(1.78)	(6.56)	.68	2.56	2.37	3.41
Total from Investment Operations	(1.74)	(6.62)	.58	2.46	2.20	3.29
Distributions:
Dividends from net realized
gain on investments	—	(3.20)	(1.97)	(.70)	(1.14)	(.77)
Net asset value, end of period	9.33	11.07	20.89	22.28	20.52	19.46
Total Return (%)[b]	(15.72)[c]	(36.19)	2.65	12.32	11.49	20.02
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.26[d]	2.26	2.25	2.25	2.25	2.25
Ratio of net expenses
to average net assets	2.10[d]	2.11	2.17	2.25	2.25	2.25
Ratio of net investment income
(loss) to average net assets	.87[d]	(.43)	(.48)	(.48)	(.84)	(.63)
Portfolio Turnover Rate	40.03[c]	78.10	66.35	89.62	100.57	136.35
Net Assets, end of period
($ x 1,000)	7,961	11,935	34,161	53,520	65,973	26,828

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
c	Not annualized.
d	Annualized.

See notes to financial statements.

22

Six Months Ended
April 30, 2009			Year Ended October 31,
Class I Shares	(Unaudited)	2008	2007[a]	2006	2005	2004
Per Share Data ($):
Net asset value,
beginning of period	12.33	22.72	23.92	21.77	20.39	17.54
Investment Operations:
Investment income—net[b]	.09	.11	.13	.12	.04	.10
Net realized and unrealized
gain (loss) on investments	(1.97)	(7.26)	.72	2.73	2.48	3.52
Total from Investment Operations	(1.88)	(7.15)	.85	2.85	2.52	3.62
Distributions:
Dividends from
investment income—net	(.17)	(.04)	(.08)	—	—	—
Dividends from net realized
gain on investments	—	(3.20)	(1.97)	(.70)	(1.14)	(.77)
Total Distributions	(.17)	(3.24)	(2.05)	(.70)	(1.14)	(.77)
Net asset value, end of period	10.28	12.33	22.72	23.92	21.77	20.39
Total Return (%)	(15.28)[c]	(35.57)	3.68	13.43	12.58	21.26
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.26[d]	1.26	1.25	1.25	1.25	1.25
Ratio of net expenses
to average net assets	1.10[d]	1.11	1.16	1.25	1.25	1.25
Ratio of net investment income
to average net assets	1.87[d]	.62	.57	.53	.20	.58
Portfolio Turnover Rate	40.03[c]	78.10	66.35	89.62	100.57	136.35
Net Assets, end of period
($ x 1,000)	46,983	68,233	263,262	255,151	187,464	15,740

a	Effective June 1, 2007, Class R shares were redesignated as Class I shares.
b	Based on average shares outstanding at each month end.
c	Not annualized.
d	Annualized.

See notes to financial statements.

The Fund 23

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Small Cap Value Fund (the “fund”) is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the “Company”) which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering eleven series, including the fund. The fund’s investment objective is to seek capital appreciation.The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares. The fund is authorized to issue 600 million shares of $.001 par value shares of capital stock.The fund currently offers four classes of shares: Class A (300 million shares authorized), Class B (100 million shares authorized), Class C (100 million shares authorized) and Class I (100 million shares authorized). Class A, Class B and Class C shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or service fee. Class A shares are sold with a front end sales charge, while Class B and Class C are subject to a contingent deferred sales charge (“CDSC”). Class B shares automatically convert to Class A shares after six years.The fund does not offer Class B shares, except in connection with dividend reinvestment and permitted exchanges of Class B shares. Class I shares are sold primarily to bank trust departments and other financial services providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, and its affiliates) acting on behalf of customers having a qualified or investment account or relationship at such institution, and bear no distribution or service fee. Class I shares are offered without a front-end sales charge or CDSC. Each class of shares has identical rights and privileges, except with respect to distribution and service fees and voting rights on matters affecting a single class. Income, expenses (other than expenses attributable to a specific class), and realized and unreal-

24

ized gains or losses on investments are allocated to each class of shares based on its relative net assets.

Effective December 3, 2008, investments for new accounts were no longer permitted in Class T shares of the fund, except that participants in certain group retirement plans were able to open a new account in Class T shares of the fund, provided that the fund was established as an investment option under the plans before December 3, 2008. On February 4, 2009, the fund issued to each holder of its Class T shares, in exchange for said shares, Class A shares of the fund having an aggregate net asset value equal to the aggregate net asset value of the shareholder’s Class T shares. Subsequent investments in the fund’s Class A shares made by prior holders of the fund’s Class T shares who received Class A shares of the fund in exchange for their ClassT shares are subject to the front-end sales load schedule that was in effect for Class T shares at the time of the exchange. Otherwise, all other Class A share attributes will be in effect. Effective close of business on February 4, 2009, the fund no longer offers Class T shares.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available, are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an

The Fund 25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

exchange are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price.

The fund adopted Statement of Financial Accounting Standards No. 157 “FairValue Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the fund’s investments relating to FAS 157.These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

26

The following is a summary of the inputs used as of April 30, 2009 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Quoted	Observable Unobservable
	Prices	Inputs	Inputs	Total
Assets ($)
Investments in
Securities	138,490,792	—	—	138,490,792
Other Financial
Instruments†	—	—	—	—
Liabilities ($)
Other Financial
Instruments†	—	—	—	—

†	Other financial instruments include derivative instruments, such as futures, forward currency exchange contracts, swap contracts and options contracts. Amounts shown represent unrealized appreciation (depreciation) at period end.

In April 2009, the Financial Accounting Standards Board (“FASB”) issued FASB Staff Position No. 157-4,“Determining FairValue When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FSP 157-4”). FSP 157-4 provides additional guidance for estimating fair value in accordance with FAS 157, when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009. Management is currently evaluating the impact the adoption of FSP 157-4 will have on the fund’s financial statement disclosures.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The Fund 27

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Pursuant to a securities lending agreement with The Bank of New York Mellon, the fund may lend securities to qualified institutions. It is the funds policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit. The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended April 30, 2009,The Bank of New York Mellon earned $49,637, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

28

As of and during the period ended April 30, 2009, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the three-year period ended October 31, 2008 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The fund has an unused capital loss carryover of $82,291,775 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 2008. If not applied, the carryover expires in fiscal 2016.

The tax character of distributions paid to shareholders during the fiscal year ended October 31, 2008 was as follows: ordinary income $37,494,465 and long-term capital gains $38,617,305.The tax character of the current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $145 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of Facility fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average daily amount of borrowings outstanding under the Facilities during the period ended April 30, 2009, was approximately $144,000 with a related weighted average annualized interest rate of 1.61%.

The Fund 29

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

NOTE 3—Investment Management Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Management Agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund.The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of 1.25% of the value of the fund’s average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, service fees, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund’s allocable portion of fees and expenses of the non-interested Directors (including counsel fees). Each Director receives $45,000 per year, plus $6,000 for each joint Board meeting of the Company, The Dreyfus/Laurel Tax-Free Municipal Funds and The Dreyfus/Laurel Funds Trust (collectively, the “Dreyfus/Laurel Funds”) and Dreyfus Investment Funds attended, $2,000 for separate in-person committee meetings attended which are not held in conjunction with a regularly scheduled Board meeting and $1,500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses.With respect to Board meetings, the Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). With respect to compensation committee meetings, the Chair of the compensation committee receives $900 per meeting. In the event that there is an in-person joint committee meeting or a joint telephone meeting of the Dreyfus/Laurel Funds, Dreyfus Investment Funds and Dreyfus High Yield Strategies Fund, the $2,000 or $1,500 fee, as applicable, will be allocated between the Dreyfus/Laurel Funds, Dreyfus Investment Funds and Dreyfus High Yield Strategies Fund. These fees and

30

expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

The Manager has agreed to waive receipt of a portion of the fund’s management fee, in the amount of .15% of the value of the fund’s average daily net assets until March 1, 2010.The reduction in management fee, pursuant to the undertaking, amounted to $91,196 during the period ended April 30, 2009.

During the period ended April 30, 2009, the Distributor retained $716 from commissions earned on sales of fund’s Class A shares and $20,424 and $1,715 from CDSCs on redemptions of the fund’s Class B and Class C shares, respectively.

(b) Under separate Distribution Plans (the “Plans”) adopted pursuant to Rule 12b-1 under the Act, Class A shares may pay annually up to .25% of the value of their average daily net assets to compensate the Distributor for shareholder servicing activities and expenses primarily intended to result in the sale of Class A shares. Class B, Class C and Class T shares pay the Distributor for distributing their shares at an aggregate annual rate of .75% of the value of the average daily net assets of Class B and Class C shares and .25% of the value of the average daily net assets of Class T shares.The Distributor may pay one or more agents in respect of advertising, marketing and other distribution services for Class T shares and determines the amounts, if any, to be paid to agents and the basis on which such payments are made. Class B, Class C and Class T shares are also subject to a service plan adopted pursuant to Rule 12b-1 (the “Service Plan”), under which Class B, Class C and Class T shares pay the Distributor for providing certain services to the holders of their shares a fee at the annual rate of .25% of the value of the average daily net assets of Class B, Class C and Class T shares. During the period ended April 30, 2009, Class A, Class B, Class C and Class T shares were charged $70,420, $17,518, $32,035 and $4,768, respectively, pursuant to their respective Plans. Class B,

The Fund 31

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Class C and Class T shares were charged $5,840, $10,678 and $4,768, respectively, pursuant to the Service Plan.

Under its terms, the Plans and Service Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those directors who are not “interested persons” of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plans or Service Plan.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $119,125, Rule 12b-1 distribution plan fees $19,156 and service plan fees $2,478, which are offset against an expense reimbursement currently in effect in the amount of $14,131.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 2009, amounted to $51,036,747 and $79,814,039, respectively.

At April 30, 2009, accumulated net unrealized depreciation on investments was $30,475,201, consisting of $6,932,343 gross unrealized appreciation and $37,407,544 gross unrealized depreciation.

At April 30, 2009, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

The FASB released Statement of Financial Accounting Standards No. 161 “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agree-ments.The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements and the accompanying notes has not yet been determined.

32

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S INVESTMENT MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on February 9 and 10, 2009, the Board considered the re-approval of the fund’s Investment Management Agreement (“Management Agreement”), pursuant to which the Manager provides the fund with investment advisory and administrative services. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Manager.

Analysis of Nature, Extent and Quality of Services Provided to the Fund.The Board members considered information previously provided to them in a presentation from representatives of the Manager regarding services provided to the fund and other funds in the Dreyfus fund complex, and representatives of the Manager confirmed that there had been no material changes in this information.The Board also discussed the nature, extent and quality of the services provided to the fund pursuant to its Management Agreement. The Manager’s representatives reviewed the fund’s distribution of accounts and the relationships the Manager has with various intermediaries and the different needs of each.The Manager’s representatives noted the distribution channels for the fund as well as the diversity of distribution among the funds in the Dreyfus fund complex, and the Manager’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including those of the fund.The Manager provided the number of shareholder accounts in the fund, as well as the fund’s asset size.

The Board members also considered the Manager’s research and portfolio management capabilities and that the Manager also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board members also considered the Manager’s extensive administrative, accounting and compliance infrastructure. The Board also considered the Manager’s brokerage policies and

The Fund 33

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE

FUND’S INVESTMENT MANAGEMENT AGREEMENT (Unaudited) (continued)

practices, the standards applied in seeking best execution and the Manager’s policies and practices regarding soft dollars.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board members reviewed the fund’s performance and comparisons to a group of retail front-end load, small-cap core funds (the “Performance Group”) and to a larger universe of funds, consisting of all retail and institutional small-cap core funds (the “Performance Universe”) selected and provided by Lipper, Inc., an independent provider of investment company data.The Board was provided with a description of the methodology Lipper used to select the Performance Group and Performance Universe, as well as the Expense Group and Expense Universe (discussed below).The Board members discussed the results of the comparisons and noted that the fund’s total return performance was below the Performance Group and Performance Universe medians for each of the reported periods ended December 31, 2008, except the fund’s total return performance was above the Performance Group median for the ten-year period ended December 31, 2008.The Manager also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board members also discussed the fund’s contractual and actual management fee and expense ratio and reviewed the range of management fees and expense ratios of a comparable group of funds (the “Expense Group”) and a broader group of funds (the “Expense Universe”), each selected and provided by Lipper.A representative of the Manager reminded the Board members that the fund’s total expense ratio, as of October 31, 2008, reflected a waiver by the Manager of a portion of its management fee in the amount of 0.12% of the value of the fund’s average daily net assets which was put in place as of February 1, 2007 and continued until April 4, 2008 (representing 9.6% of the fund’s contractual management fee) and a waiver by the Manager of a portion of its management fee in the amount of 0.15% of the value of the fund’s

34

average daily net assets from April 4, 2008, which was scheduled to continue until April 4, 2009 (representing 12% of the fund’s contractual management fee) .The Board members noted the fund’s “unitary fee” structure and that the fund’s contractual management fee was above the Expense Group median and the fund’s actual management fee was above the Expense Group and Expense Universe medians.The Board members also noted that the fund’s expense ratio was above the Expense Group median, with and without the waiver, below the Expense Universe median with the waiver and above the Expense Universe without the waiver. Representatives of the Manager and the Board members agreed that the waiver by the Manager would be extended until March 1, 2010.

Representatives of the Manager reviewed with the Board members the fees paid to the Manager or its affiliates by mutual funds managed by the Manager or its affiliates with similar investment objectives, policies and strategies, and included in the same Lipper category as the fund (the “Similar Funds”), and by other accounts managed by the Manager or its affiliates with similar investment objectives, policies and strategies as the fund (the “Similar Accounts”).The Manager’s representatives explained the nature of the Similar Accounts and the differences, from the Manager’s perspective, in providing services to such Similar Accounts as compared to managing and providing services to the fund. The Manager’s representatives also reviewed the costs associated with distribution through intermediaries. The Board analyzed differences in fees paid to the Manager and discussed the relationship of the fees paid in light of the services provided, noting the fund’s “unitary fee” structure. The Board members considered the relevance of the fee information provided for the Similar Funds and the Similar Accounts to evaluate the appropriateness and reasonableness of the fund’s management fee. The Board acknowledged that differences in fees paid by the Similar Accounts seemed to be consistent with the services provided.

The Fund 35

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE

FUND’S INVESTMENT MANAGEMENT AGREEMENT (Unaudited) (continued)

Analysis of Profitability and Economies of Scale. The Manager’s representatives reviewed the dollar amount of expenses allocated and profit received by the Manager and the method used to determine such expenses and profit. The Board previously had been provided with information prepared by an independent consulting firm regarding the Manager’s approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund com-plex.The Board also was informed that the methodology had also been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable.The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the fund.The Board members evaluated the profitability analysis in light of the relevant circumstances for the fund, including the recent decline in assets, and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders.The Board members also considered potential benefits to the Manager from acting as investment adviser and noted the Manager’s soft dollar arrangements with respect to trading the fund’s portfolio.

It was noted that the Board members should consider the Manager’s profitability with respect to the fund as part of their evaluation of whether the fees under the Management Agreement bear a reasonable relationship to the mix of services provided by the Manager, including the nature, extent and quality of such services and that a discussion of economies of scale is predicated on increasing assets and that, if a fund’s assets had been decreasing, the possibility that the Manager may have realized any economies of scale would be less. It also was noted that the profitability percentage for managing the fund was within the range determined by appropriate court cases to be reasonable given the services rendered and generally superior service levels provided by the Manager. The Board also noted the Manager’s waiver of receipt of a portion of the management fee and its effect on the profitability of the Manager.

36

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the fund’s Management Agreement. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, extent and quality of the services provided by the Manager are adequate and appropriate.
  The Board was concerned with the fund’s performance and deter- mined to continue to closely monitor performance and to renew the Management Agreement only for a six-month period, through October 4, 2009.
  The Board concluded, taking into account the extension of the fee waiver, that the fee paid by the fund to the Manager was reasonable in light of the considerations described above.
  The Board determined that the economies of scale which may accrue to the Manager and its affiliates in connection with the man- agement of the fund had been adequately considered by the Manager in connection with the management fee rate charged to the fund and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the fund’s Management Agreement was in the best interests of the fund and its shareholders and that the Management Agreement would be renewed through October 4, 2009.

The Fund 37

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents

THE FUND
2	A Letter from the CEO
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses
With Those of Other Funds
7	Statement of Investments
20	Statement of Financial Futures
20	Statement of Options Written
21	Statement of Assets and Liabilities
22	Statement of Operations
23	Statement of Changes in Net Assets
25	Financial Highlights
28	Notes to Financial Statements
42	Information About the Review and Approval
of the Fund’s Management Agreement
FOR MORE INFORMATION
Back Cover

Dreyfus Strategic Income Fund

The Fund

A LETTER FROM THE CEO Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Strategic Income Fund, covering the six-month period from November 1, 2008, through April 30, 2009.

Domestic and international fixed-income markets were not immune to price volatility during the reporting period, as higher-yielding market sectors generally plummeted over the fall of 2008 and later rebounded strongly in late April 2009. In supporting the recent rally, investors apparently shrugged off more bad economic news: the unemployment rate surged to a 25-year high in April, and a 6.3% annualized contraction over the fourth quarter of 2008 was followed by a 5.7% economic contraction during the first quarter of 2009.Yet, the market rebound proved to be robust, particularly among high yield bonds, which previously had been hard-hit in the downturn. Conversely, U.S.Treasury securities, which had served as a relatively safe haven in 2008, gave back some of their gains in 2009, particularly long-term nominal Treasuries.

These price and yield swings have left the global markets wondering whether fixed income investors are anticipating sustainable economic improvement, or continued economic distress. We generally have remained cautious in the absence of real economic progress, but the market’s gyrations illustrate the importance of a long-term investment focus combined with a diversified approach.That’s why we encourage you to speak regularly with your financial consultant, who can discuss with you the potential benefits of adhering to a long-term investment strategy tailored to your current fixed income needs and future investment goals. For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s Portfolio Manager.

Thank you for your continued confidence and support.

Jonathan R. Baum Chairman and Chief Executive Officer The Dreyfus Corporation May 15, 2009

2

DISCUSSION OF FUND PERFORMANCE

For the period of November 1, 2008, through April 30, 2009, as provided by Kent Wosepka, Portfolio Manager

Fund and Market Performance Overview

For the six-month period ended April 30, 2009, Dreyfus Strategic Income Fund’s Class A, Class C and Class I shares produced total returns of 8.73%, 8.38% and 9.02%, respectively.1 In comparison, the fund’s benchmark, the Barclays Capital U.S. Aggregate Bond Index (the “Index”), produced a total return of 7.74% for the same period.2 In addition, the fund is reported in the Lipper Multi-Sector Income Funds category, and the average total return for all funds in this Lipper category was 6.99% for the reporting period.3

Pronounced weakness in most of the higher-yielding sectors of the U.S. bond market over the first half of the reporting period was offset by a rally over the second half, as investors’ concerns moderated regarding the effects of a deep recession and global financial crisis.The fund produced higher returns than its benchmark and Lipper category average, primarily due to its emphasis on higher-yielding securities that benefited during the second-half rally.

The Fund’s Investment Approach

The fund seeks high current income as its primary goal and capital appreciation as a secondary goal. To pursue these goals, we typically allocate the fund’s assets across four sectors of the fixed-income market: U.S. high yield bonds rated below investment grade; U.S. government, investment grade corporate and mortgage-backed securities; foreign debt securities of developed markets; and foreign debt securities of emerging markets.

Our analysis of top down quantitative and macroeconomic factors guides the allocation of assets among market sectors, industries and positioning along the yield curve. Using fundamental analysis, we seek to identify individual securities with high current income, as well as appreciation potential, based on relative value, credit upgrade probability and extensive research into the credit history and current financial strength of the securities’ issuers.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

Global Banking Crisis Sparked Broad Market Declines

The reporting period began in the wake of a banking crisis that led to the failures of several major financial institutions and produced difficult liquidity conditions in global credit markets.These adverse developments were exacerbated by forced deleveraging among hedge funds and other institutional investors suffering from severe losses. As a result, prices of mortgage-backed securities, asset-backed securities, corporate bonds and emerging-market securities fell sharply, while U.S. Treasury securities rallied amid a “flight to quality.”

U.S. government and monetary authorities responded by injecting massive amounts of liquidity into the banking system and rescued a number of struggling corporations in an attempt to thaw frozen credit markets. These efforts included aggressive reductions of short-term interest rates by the Federal Reserve Board, which cut its target for the overnight federal funds rate to the unprecedented low level of 0% to 0.25%.

Meanwhile,slumping housing markets,rising unemployment and sharply lower consumer confidence led the National Bureau of Economic Research to declare officially in November that the U.S. economy has been mired in recession since late 2007.This pronouncement was confirmed by a –6.3% annualized GDP growth rate in the fourth quarter of 2008 and a –5.7% annualized rate over the first quarter of 2009.

Despite generally weak economic data through the end of the reporting period, credit markets appeared to stabilize, and investor sentiment improved in March and April. Consequently, stocks and higher-yielding bonds staged impressive rallies as investors capitalized on historically attractive valuations among beaten-down securities. In contrast, U.S. Treasury securities gave back a portion of their earlier gains.

Higher-Yielding Securities Bolstered Relative Performance

Although the fund’s longstanding preference for higher-yielding bond market sectors detracted from its relative performance over the reporting period’s first half, it positioned the fund to participate more fully in the ensuing rally. Indeed, we took tactical advantage of bouts of market weakness to increase the fund’s exposure to investment-grade corporate bonds, high yield bonds and emerging-markets securities that, after extensive independent credit analysis, we deemed fundamentally sound.

4

On the other hand, commercial mortgage-backed securities rallied less robustly than market averages, and the fund’s holdings of these bonds detracted from its relative performance over the reporting period.

The fund also benefited from our interest rate strategies, as we used futures contracts to help position the fund for wider yield differences along the market’s maturity range early in the reporting period. We later shifted to a strategy that helped the fund benefit from narrower yield differences during the springtime rebound.

Anticipating a Slow and Shallow Recovery

Although we have begun to see some glimmers of light at the end of a long and dark economic tunnel, we believe that any sustained economic rebound is likely to be gradual. However, in our judgment, most bond market sectors other than U.S. Treasury securities remain attractively valued, and we expect them to rally further as more investors re-enter the market. Therefore, we have maintained the fund’s tilt toward higher-yielding bonds that meet our credit criteria but may have been punished too severely in the downturn.

May 15, 2009

The fund may use derivative instruments, such as options, futures and options on futures, forward contracts, swaps (including credit default swaps on corporate bonds and asset-backed securities), options on swaps, and other credit derivatives.A small investment in derivatives could have a potentially large impact on the fund’s performance.The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.
Credit default swaps and similar instruments involve greater risks than if the fund had invested in the reference obligation directly, since, in addition to general market risks, they are subject to illiquidity risk, counterparty risk and credit risks.
1	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in effect through
March 1, 2010, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, the fund’s returns would have been lower.
2	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions. The Barclays Capital U. S. Aggregate Bond Index is a widely accepted, unmanaged total return index of corporate, U. S. government and U. S. government agency debt instruments, mortgage-backed securities and asset-backed securities with an average maturity of
1-10 years.
3	Source: Lipper Inc.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Strategic Income Fund from November 1, 2008 to April 30, 2009. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment assuming actual returns for the six months ended April 30, 2009

	Class A	Class C	Class I
Expenses paid per $1,000†	$ 5.69	$ 9.56	$ 4.41
Ending value (after expenses)	$1,087.30	$1,083.80	$1,090.20

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended April 30, 2009

	Class A	Class C	Class I
Expenses paid per $1,000†	$ 5.51	$ 9.25	$ 4.26
Ending value (after expenses)	$1,019.34	$1,015.62	$1,020.58

† Expenses are equal to the fund’s annualized expense ratio of 1.10% for Class A, 1.85% for Class C and .85%
Class I, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS April 30, 2009 (Unaudited)

	Coupon	Maturity	Principal
Bonds and Notes—97.2%	Rate (%)	Date	Amount ($)		Value ($)
Advertising—.2%
Lamar Media,
Gtd. Notes, Ser. B	6.63	8/15/15	60,000		46,200
Aerospace & Defense—.5%
L-3 Communications,
Gtd. Notes, Ser. B	6.38	10/15/15	115,000		109,537
Agricultural—.9%
Altria Group,
Gtd. Notes	9.70	11/10/18	75,000		87,782
Philip Morris International,
Sr. Unscd Notes	5.65	5/16/18	115,000		116,580
					204,362
Asset-Backed Ctfs./
Auto Receivables—4.8%
Americredit Automobile Receivables
Trust, Ser. 2005-DA, Cl. A3	4.87	12/6/10	2,506		2,505
Americredit Automobile Receivables
Trust, Ser. 2007-AX, Cl. A3	5.19	11/6/11	38,927		38,421
Americredit Automobile Receivables
Trust, Ser. 2006-BG, Cl. A3	5.21	10/6/11	31,513		31,137
Americredit Prime Automobile
Receivables Trust,
Ser. 2007-1, Cl. E	6.96	3/8/16	296,493	[a]	119,353
Capital One Auto Finance Trust,
Ser. 2006-C, Cl. A3A	5.07	7/15/11	22,360		22,029
Ford Credit Auto Owner Trust,
Ser. 2006-C, Cl. D	6.89	5/15/13	625,000	[a]	402,941
Ford Credit Auto Owner Trust,
Ser. 2007-A, Cl. D	7.05	12/15/13	250,000	[a]	152,536
Ford Credit Auto Owner Trust,
Ser. 2006-B, Cl. D	7.12	2/15/13	250,000	[a]	170,420
Household Automotive Trust,
Ser. 2005-3, Cl. A4	4.94	11/19/12	100,000		100,766
Triad Auto Receivables Owner
Trust, Ser. 2006-C, Cl. A3	5.26	11/14/11	30,075		30,067
					1,070,175

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)		Value ($)
Asset-Backed Ctfs./Credit Cards—.7%
American Express Credit Account
Master Trust, Ser. 2007-1, Cl. C		0.72	9/15/14	100,000	[a,b]	52,479
Washington Mututal Master Note
Trust, Ser. 2007-A1, Cl. A1		0.48	3/17/14	115,000	[a,b]	105,203
						157,682
Asset-Backed Ctfs./
Home Equity Loans—.4%
Accredited Mortgage Loan Trust,
Ser. 2006-1, Cl. A3		0.62	4/25/36	104,144	[b]	57,648
Residential Asset Securities,
Ser. 2005-EMX4, Cl. A2		0.70	11/25/35	49,148	[b]	41,023
						98,671
Automotive, Trucks & Parts—.4%
Goodyear Tire & Rubber,
Gtd. Notes		6.32	12/1/09	35,000	[b]	34,694
Goodyear Tire & Rubber,
Gtd. Notes		8.63	12/1/11	55,000		52,800
						87,494
Banks—7.7%
BAC Capital Trust XIV,
Bank Gtd. Notes		5.63	12/31/49	170,000	[b]	66,308
Barclays Bank,
Jr. Sub. Bonds		5.93	9/29/49	100,000	[a,b]	40,005
Capital One Financial,
Sr. Unscd. Notes		1.57	9/10/09	225,000	[b]	219,227
Landwirtschaftliche Rentenbank,
Gov’t Gtd. Notes	TRY	17.50	3/30/10	975,000	[c]	642,412
Sovereign Bancorp,
Sr. Unscd. Notes		1.46	3/23/10	160,000	[b]	148,795
Sumitomo Mitsui Banking,
Sub. Notes		5.63	7/29/49	135,000	[a,b]	107,428
SunTrust Preferred Capital I,
Bank Gtd. Notes		5.85	12/31/49	230,000	[b]	74,783
USB Capital IX,
Gtd. Notes		6.19	4/15/49	450,000	[b]	249,844
Wachovia,
Sr. Unscd. Notes		5.75	2/1/18	175,000		160,397
						1,709,199

8

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Building & Construction—.6%
Masco,
Sr. Unscd. Notes	1.63	3/12/10	145,000	[b]	138,253
Chemicals—.5%
E.I. Du Pont De Nemours,
Sr. Unscd. Notes	6.00	7/15/18	100,000		102,870
Commercial & Professional
Services—.6%
Aramark,
Gtd. Notes	8.50	2/1/15	56,000		53,760
Ceridian,
Sr. Unscd. Notes	11.25	11/15/15	20,000	[b]	14,700
ERAC USA Finance,
Gtd. Notes	6.38	10/15/17	60,000	[a]	44,554
ERAC USA Finance,
Gtd. Notes	7.00	10/15/37	30,000	[a]	21,001
					134,015
Commercial Mortgage
Pass-Through Ctfs.—6.4%
Bayview Commercial Asset Trust,
Ser. 2004-1, Cl. A	0.80	4/25/34	34,781	[a,b]	24,587
Bayview Commercial Asset Trust,
Ser. 2006-3A, Cl. B3	3.04	10/25/36	369,584	[a,b]	70,221
Citigroup Commercial Mortgage
Trust, Ser. 2006-C5, Cl. A1	5.27	10/15/49	109,443		110,942
Crown Castle Towers,
Ser. 2006-1A, Cl. AFX	5.24	11/15/36	125,000	[a]	115,000
Crown Castle Towers,
Ser. 2005-1A, Cl. D	5.61	6/15/35	100,000	[a]	93,500
CS First Boston Mortgage
Securities, Ser. 2005-C5,
Cl. A4	5.10	8/15/38	125,000	[b]	107,356
General Electric Capital Commercial
Mortgage Corporation,
Ser. 2005-C2, Cl. A2	4.71	5/10/43	83,137		81,100
Global Signal Trust,
Ser. 2006-1, Cl. C	5.71	2/15/36	50,000	[a]	51,750
GMAC Commercial Mortgage
Securities, Ser. 2003-C3, Cl. A3	4.65	4/10/40	55,000		53,421

The Fund 9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Commercial Mortgage
Pass-Through Ctfs. (continued)
Goldman Sachs Mortgage Securities
Corporation II, Ser. 2007-EOP, Cl. K	1.54	3/6/20	100,000	[a,b]	63,479
Goldman Sachs Mortgage Securities
Corporation II, Ser. 2007-EOP, Cl. L	1.79	3/6/20	335,000	[a,b]	189,275
JP Morgan Chase Commercial
Mortgage Securities,
Ser. 2007-LD11, Cl. K	6.01	6/15/49	1,040,000	[a,b]	62,497
LB-UBS Commercial Mortgage Trust,
Ser. 2004-C1, Cl. A2	3.62	1/15/29	78,965		76,537
SBA CMBS Trust,
Ser. 2005-1A, Cl. C	5.73	11/15/35	25,000	[a]	23,375
SBA CMBS Trust,
Ser. 2006-1A, Cl. D	5.85	11/15/36	130,000	[a]	117,000
SBA CMBS Trust,
Ser. 2006-1A, Cl. E	6.17	11/15/36	125,000	[a]	111,250
Wachovia Bank Commercial Mortgage
Trust, Ser. 2003-C5, Cl. A2	3.99	6/15/35	90,000		81,008
					1,432,298
Diversified Financial Services—11.2%
Ace INA Holdings,
Gtd. Notes	5.80	3/15/18	150,000		139,206
Ameriprise Financial,
Jr. Sub. Notes	7.52	6/1/66	150,000	[b]	86,527
Capmark Financial Group,
Gtd. Notes	7.88	5/10/12	355,000		90,666
Caterpillar Financial Services,
Sr. Unscd. Notes	7.15	2/15/19	80,000		78,664
Citigroup,
Sr. Unscd. Notes	5.50	4/11/13	165,000		147,185
Countrywide Home Loans,
Gtd. Notes	4.13	9/15/09	30,000		29,760
Credit Suisse Guernsey,
Jr. Sub. Notes	5.86	12/31/49	30,000	[b]	16,348
Fresenius US Finance II,
Gtd. Notes	9.00	7/15/15	5,000	[a]	5,325
Goldman Sachs Capital II,
Gtd. Bonds	5.79	12/29/49	180,000	[b]	89,079
Goldman Sachs Group,
Sub. Notes	6.75	10/1/37	50,000		38,214

10

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Diversified Financial
Services (continued)
Household Finance,
Sr. Unscd. Notes	4.75	7/15/13	110,000		100,839
HUB International Holdings,
Sr. Sub. Notes	10.25	6/15/15	170,000	[a]	96,050
International Lease Finance,
Sr. Unscd. Notes	4.88	9/1/10	100,000		87,224
International Lease Finance,
Sr. Unscd. Notes	6.38	3/25/13	75,000		45,840
Jackson National Life Global
Funding, Sr. Scd. Notes	5.38	5/8/13	55,000	[a]	48,740
JPMorgan Chase & Co.,
Sr. Unscd. Notes	6.00	1/15/18	115,000		111,993
JPMorgan Chase & Co.,
Sr. Unscd. Notes	6.40	5/15/38	55,000		53,758
Leucadia National,
Sr. Unscd. Notes	7.13	3/15/17	340,000		254,150
Lincoln National,
Jr. Sub. Bonds	6.05	4/20/67	130,000	[b]	41,958
Merrill Lynch & Co.,
Sr. Unscd. Notes, Ser. C	4.25	2/8/10	69,000		68,182
Merrill Lynch & Co.,
Sr. Unscd. Notes	6.05	8/15/12	210,000		193,294
MetLife,
Notes	7.72	2/15/19	50,000		50,236
Metropolitan Life Global Funding
I, Sr. Scd. Notes	5.13	4/10/13	125,000	[a]	119,596
Morgan Stanley,
Sr. Unscd. Notes	6.60	4/1/12	140,000		142,529
Pearson Dollar Finance Two,
Gtd. Notes	6.25	5/6/18	135,000	[a]	121,652
Prudential Finance,
Sr. Unscd. Notes	5.70	12/14/36	150,000		90,255
SLM,
Sr. Unscd. Notes, Ser. A	4.50	7/26/10	140,000		122,159
WEA Finance,
Sr. Notes	7.13	4/15/18	25,000	[a]	20,737
Willis North America,
Gtd. Notes	6.20	3/28/17	20,000		14,524
					2,504,690

The Fund 11

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Electric Utilities—8.7%
AES,
Sr. Unscd. Notes	7.75	10/15/15	500,000	462,500
Consolidated Edison of NY,
Sr. Unscd. Debs., Ser. 08-A	5.85	4/1/18	60,000	61,041
Consumers Energy,
First Mortgage Bonds	6.70	9/15/19	50,000	52,868
Electricite De France,
Notes	6.95	1/26/39	55,000 [a]	58,179
Energy Future Holdings,
Gtd. Notes	10.88	11/1/17	460,000	316,250
FirstEnergy,
Sr. Unscd. Notes, Ser. B	6.45	11/15/11	105,000	106,704
General Electric Capital,
Sr. Unscd. Notes	5.63	5/1/18	255,000	222,848
National Grid,
Sr. Unscd. Notes	6.30	8/1/16	35,000	33,816
Nevada Power,
Mortgage Notes	6.50	8/1/18	40,000	39,184
NiSource Finance,
Gtd. Notes	6.40	3/15/18	85,000	73,130
NV Energy,
Sr. Unscd. Notes	8.63	3/15/14	419,000	421,084
Pacific Gas & Electric,
Sr. Unscd. Notes	6.35	2/15/38	95,000	99,158
				1,946,762
Environmental Control—1.0%
Allied Waste North America,
Sr. Unscd. Notes, Ser. B	7.13	5/15/16	20,000	19,627
Allied Waste North America,
Sr. Unscd. Notes	7.25	3/15/15	25,000	24,529
Veolia Environnement,
Sr. Unscd. Notes	5.25	6/3/13	85,000	84,336
Waste Management,
Gtd. Notes	7.75	5/15/32	100,000	97,129
				225,621
Food & Beverages—3.7%
Anheuser-Busch InBev Worldwide,
Gtd. Notes	8.20	1/15/39	105,000 [a]	105,504
Bottling Group,
Sr. Unscd. Notes	5.13	1/15/19	85,000	86,489

12

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)		Value ($)
Food & Beverages (continued)
Coca-Cola,
Sr. Unscd. Notes		4.88	3/15/19	80,000		81,754
Delhaize Group,
Sr. Unscd. Notes		6.50	6/15/17	85,000		83,448
Diageo Capital,
Gtd. Notes		7.38	1/15/14	75,000		83,644
Kraft Foods,
Sr. Unscd. Notes		6.13	2/1/18	45,000		45,755
Kraft Foods,
Sr. Unscd. Notes		6.88	2/1/38	120,000		118,209
Kroger,
Gtd. Notes		6.15	1/15/20	50,000		51,195
Safeway,
Sr. Unscd. Notes		6.35	8/15/17	55,000		56,994
Stater Brothers Holdings,
Gtd. Notes		8.13	6/15/12	115,000		114,138
						827,130
Foreign/Governmental—11.3%
Federal Republic of Brazil,
Notes		7.88	3/7/15	95,000		106,638
Federal Republic of Brazil,
Unsub. Bonds	BRL	12.50	1/5/16	500,000	[c]	235,273
Mexican Bonos,
Bonds, Ser. MI10	MXN	9.50	12/18/14	5,725,000	[c]	460,496
Province of Quebec Canada,
Unscd. Notes		4.60	5/26/15	30,000		30,317
Republic of Indonesia,
Sr. Unscd. Notes		11.63	3/4/19	200,000	[a]	240,000
Republic of Peru,
Sr. Unscd. Notes		7.13	3/30/19	475,000		513,048
Republic of South Africa,
Sr. Unscd. Notes		5.88	5/30/22	500,000		405,047
Russian Federation,
Sr. Unscd. Bonds		7.50	3/31/30	480,000	[b]	472,070
United Mexican States,
Sr. Unscd. Notes		5.63	1/15/17	52,000		52,182
						2,515,071
Health Care—4.3%
Abbott Laboratories,
Sr. Unscd. Notes		6.00	4/1/39	55,000		55,411

The Fund 13

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Health Care (continued)
Biomet,
Gtd. Notes	11.63	10/15/17	55,000		53,625
Community Health Systems,
Gtd. Notes	8.88	7/15/15	55,000		55,000
Covidien International Finance,
Gtd. Notes	6.00	10/15/17	100,000		102,665
Davita,
Gtd. Notes	6.63	3/15/13	115,000		113,563
HCA,
Sr. Unscd. Notes	6.75	7/15/13	150,000		129,750
HCA,
Sr. Unscd. Notes	7.88	2/1/11	29,000		28,565
HCA,
Sr. Unscd. Notes	8.75	9/1/10	170,000		170,425
Novartis Securities Investment,
Gtd. Notes	5.13	2/10/19	60,000		61,553
PFIZER,
Sr. Unscd. Notes	6.20	3/15/19	55,000		59,221
Teva Pharmaceuticals Finance,
Gtd. Notes	5.55	2/1/16	50,000		51,440
UnitedHealth Group,
Sr. Unscd. Notes	5.50	11/15/12	30,000		30,114
Wellpoint,
Sr. Unscd. Notes	5.88	6/15/17	55,000		51,716
					963,048
Machinery-Construction
& Material—.1%
Atlas Copco,
Sr. Unscd. Bonds	5.60	5/22/17	25,000	[a]	23,758
Manufacturing—1.6%
Bombardier,
Sr. Unscd. Notes	6.30	5/1/14	200,000	[a]	169,000
Honeywell International,
Sr. Unscd. Notes	5.00	2/15/19	85,000		86,342
Siemens Financieringsmaatschappij,
Gtd. Notes	5.75	10/17/16	100,000	[a]	100,906
					356,248
Media—10.5%
British Sky Broadcasting,
Gtd. Notes	6.10	2/15/18	125,000	[a]	113,883
14

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Media (continued)
Cablevision Systems,
Sr. Unscd. Notes, Ser. B	8.00	4/15/12	485,000	[b]	485,000
Comcast,
Gtd. Notes	1.44	7/14/09	225,000	[b]	224,832
CSC Holdings,
Sr. Unscd. Notes	8.50	4/15/14	15,000	[a]	15,375
CSC Holdings,
Sr. Unscd. Notes	8.63	2/15/19	60,000	[a]	60,750
Echostar DBS,
Gtd. Notes	7.13	2/1/16	250,000		235,000
Echostar DBS,
Gtd. Notes	7.75	5/31/15	250,000		238,750
News America,
Gtd. Notes	6.15	3/1/37	345,000		254,221
Reed Elsevier Capital,
Gtd. Notes	4.63	6/15/12	250,000		238,773
Time Warner Cable,
Gtd. Notes	5.85	5/1/17	105,000		101,120
Time Warner Cable,
Gtd. Notes	6.75	7/1/18	70,000		70,949
Time Warner,
Gtd. Notes	1.46	11/13/09	85,000	[b]	84,439
Time Warner,
Gtd. Notes	5.88	11/15/16	225,000		217,387
					2,340,479
Mining—.6%
Alcoa,
Sr. Unscd. Notes	6.00	7/15/13	20,000		17,871
BHP Billiton Finance USA,
Gtd. Notes	6.50	4/1/19	60,000		65,291
Rio Tinto Finance USA,
Gtd. Notes	5.88	7/15/13	60,000		56,629
					139,791
Office And Business
Equipment—.7%
International Business Machines,
Sr. Unscd. Notes	5.70	9/14/17	110,000		116,782
Xerox,
Sr. Unscd. Notes	5.50	5/15/12	25,000		23,767

The Fund 15

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Office And Business
Equipment (continued)
Xerox,
Sr. Unscd. Notes	5.65	5/15/13	30,000		27,024
					167,573
Oil & Gas—2.8%
Chesapeake Energy,
Gtd. Notes	7.50	9/15/13	500,000		477,500
Petro-Canada,
Sr. Unscd. Notes	6.80	5/15/38	120,000		94,175
Valero Energy,
Sr. Unscd. Notes	9.38	3/15/19	55,000		61,529
					633,204
Packaging & Containers—2.1%
Ball,
Gtd. Notes	6.63	3/15/18	55,000		53,213
Crown Americas,
Gtd. Notes	7.63	11/15/13	115,000		116,725
Crown Americas,
Gtd. Notes	7.75	11/15/15	110,000		112,200
Owens Brockway Glass Container,
Gtd. Notes	6.75	12/1/14	200,000		195,500
					477,638
Paper & Paper Related—1.0%
Georgia-Pacific,
Gtd. Notes	7.00	1/15/15	20,000	[a]	19,100
Georgia-Pacific,
Sr. Unscd. Notes	8.13	5/15/11	135,000		136,013
Georgia-Pacific,
Gtd. Notes	8.25	5/1/16	45,000	[a]	45,225
NewPage,
Gtd. Notes	12.00	5/1/13	55,000		15,125
					215,463
Pipelines—2.3%
El Paso,
Sr. Unscd. Notes	7.00	6/15/17	250,000		225,859
El Paso,
Sr. Unscd. Notes	8.25	2/15/16	235,000		230,300
Trans-Canada Pipelines,
Sr. Unscd. Notes	7.63	1/15/39	55,000		60,395
					516,554

16

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Real Estate Investment Trusts—1.9%
Boston Properties,
Sr. Unscd. Notes	5.00	6/1/15	150,000		117,776
Federal Realty Investment Trust,
Sr. Unscd. Notes	5.40	12/1/13	50,000		37,745
Liberty Property,
Sr. Unscd. Notes	6.63	10/1/17	40,000		29,116
Prologis,
Sr. Unscd. Notes	6.63	5/15/18	50,000		32,678
Simon Property Group,
Sr. Unscd. Notes	5.75	5/1/12	140,000		130,418
Westfield Capital,
Gtd. Notes	4.38	11/15/10	75,000	[a]	72,800
					420,533
Retail—.9%
Bausch & Lomb,
Sr. Unscd. Notes	9.88	11/1/15	165,000		150,563
Staples,
Sr. Unscd. Notes	9.75	1/15/14	45,000		49,428
					199,991
State/Territory Gen Oblg—1.8%
California
GO (Various Purpose)	7.50	4/1/34	70,000		72,867
California
GO (Various Purpose)	7.55	4/1/39	245,000		256,571
California,
GO (Insured; AMBAC)	3.50	10/1/27	65,000		47,643
Tobacco Settlement Financing
Corporation of New Jersey,
Tobacco Settlement
Asset-Backed Bonds	4.50	6/1/23	20,000		16,869
					393,950
Telecommunications—3.6%
AT & T,
Sr. Unscd. Notes	5.60	5/15/18	100,000		100,709
CC Holdings GS V,
Sr. Scd. Notes	7.75	5/1/17	100,000	[a]	101,500
Cisco Systems,
Notes	5.90	2/15/39	95,000		90,214
Intelsat Jackson Holdings,
Gtd. Notes	11.25	6/15/16	50,000		51,375

The Fund 17

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Telecommunications (continued)
Intelsat Subsidiary Holding,
Gtd. Notes	8.88	1/15/15	40,000	[a]	39,600
Telecom Italia Capital,
Gtd. Notes	5.25	11/15/13	25,000		23,729
Telecom Italia Capital,
Gtd. Notes	5.25	10/1/15	30,000		26,685
Telecom Italia Capital,
Gtd. Notes	7.72	6/4/38	30,000		26,263
Telefonica Emisiones,
Gtd. Notes	1.59	6/19/09	85,000	[b]	84,966
Verizon Communications,
Sr. Unscd. Notes	6.35	4/1/19	110,000		114,511
Verizon Communications,
Sr. Unscd. Notes	7.35	4/1/39	35,000		36,401
Verizon Wireless Capital,
Sr. Unscd. Notes	5.55	2/1/14	110,000	[a]	115,513
					811,466
Transportation—.5%
Canadian National Railway,
Notes	5.55	3/1/19	90,000		91,705
Norfolk Southern,
Sr. Unscd. Notes	5.75	4/1/18	15,000		14,798
					106,503
U.S. Government Agencies/
Mortgage-Backed—2.8%
Federal Home Loan Mortgage Corp.
4.50%, 2/1/39			258,956 [d]		263,605
Federal National Mortgage Association
4.50%, 1/1/39—2/1/39			370,834 [d]		377,909
					641,514
U.S. Government Securities—.1%
U.S. Treasury Notes
2.50%, 3/31/13			15,000		15,484
Total Bonds and Notes
(cost $24,258,455)					21,733,227

18

	Face Amount
	Covered by
Options—.0%	Contracts ($)	Value ($)
Call Options
U.S. Treasury Bonds
May 2009 @ 128 (cost $4,380)	200,000	781
	Principal
Short-Term Investments—.4%	Amount ($)	Value ($)
U.S. Treasury Bills
0.09%, 5/7/09
(cost $95,000)	95,000 [e]	95,000
Total Investments (cost $24,357,835)	97.6%	21,829,008
Cash and Receivables (Net)	2.4%	524,783
Net Assets	100.0%	22,353,791

a Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At April 30, 2009, these securities amounted to $3,831,047 or 17.1% of net assets.
b Variable rate security—interest rate subject to periodic change.
c Principal amount stated in U.S. Dollars unless otherwise noted.
BRL—Brazilian Real
MXN—Mexican Peso
TRY—Turkish Lira
d On September 7, 2008, the Federal Housing Finance Agency (FHFA) placed Federal National Mortgage
Association and Federal Home Loan Mortgage Corporation into conservatorship with FHFA as the conservator.As such, the FHFA will oversee the continuing affairs of these companies.
e All or partially held by a broker as collateral for open financial futures positions.

Portfolio Summary (Unaudited)†

Value (%)			Value (%)
Corporate Bonds	68.9	Short-Term/Money
Asset/Mortgage-Backed	12.3	Market Investments	.4
Foreign/Governmental	11.3	Options	.0
U.S. Government & Agencies	2.9
State/Government General Obligations	1.8		97.6

† Based on net assets.
See notes to financial statements.

The Fund 19

STATEMENT OF FINANCIAL FUTURES April 30, 2009 (Unaudited)

				Unrealized
		Market Value		Appreciation
		Covered by		(Depreciation)
	Contracts	Contracts ($)	Expiration	at 4/30/2009 ($)
Financial Futures Long
U.S. Treasury Bonds	3	367,688	June 2009	(9,195)
U.S. Treasury 2 Year Notes	21	4,568,484	June 2009	8,060
Financial Futures Short
U.S. Treasury 5 Year Notes	26	(3,045,656)	June 2009	9,184
U.S. Treasury 10 Year Notes	18	(2,176,875)	June 2009	8,488
				16,537

See notes to financial statements.

STATEMENT OF OPTIONS WRITTEN April 30, 2009 (Unaudited)

		Face Amount
		Covered by
Options—.0%	Contracts	Contracts ($)		Value ($)
Call Options:
U.S. Treasury 5 Year Notes
May 2009 @ 119	216	216,000	[a]	(67)
U.S. Treasury 10 Year Notes
May 2009 @ 2.95	400	400,000	[a]	(375)
U.S. Treasury Bonds
May 2009 @ 131	200	200,000	[a]	(344)
Put Options:
U.S. Treasury 5 Year Notes
May 2009 @ 117	400	400,000	[a]	(2,031)
U.S. Treasury 10 Year Notes
May 2009 @ 3.35	216	216,000	[a]	(486)
U.S. Treasury Bonds
May 2009 @ 123	200	200,000	[a]	(4,281)
(Premiums received $9,536)				(7,584)

a Non-income producing security. See notes to financial statements.

20

STATEMENT OF ASSETS AND LIABILITIES April 30, 2009 (Unaudited)

		Cost	Value
Assets ($):
Investments in securities—See Statement of Investments		24,357,835	21,829,008
Cash denominated in foreign currencies		531,105	533,510
Dividends and interest receivable			367,580
Receivable for investment securities sold			78,322
Receivable for shares of Capital Stock subscribed			59,984
Unrealized appreciation on forward currency exchange contracts—Note 4			37,490
Receivable for futures variation margin—Note 4			5,854
Prepaid expenses			6,167
			22,917,915
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(d)			12,074
Cash overdraft due to Custodian			167,098
Payable for investment securities purchased			147,076
Unrealized depreciation on forward currency exchange contracts—Note 4			50,629
Payable for shares of Capital Stock redeemed			23,425
Outstanding options written, at value (premiums
received $9,536)—See Statement of Options Written—Note 4			7,584
Accrued expenses			84,104
Other liabilities			72,134
			564,124
Net Assets ($)			22,353,791
Composition of Net Assets ($):
Paid-in capital			26,323,244
Accumulated undistributed investment income—net			134,507
Accumulated net realized gain (loss) on investments			(1,584,347)
Accumulated net unrealized appreciation (depreciation) on
investments, options transactions and foreign currency transactions
(including $16,537 net unrealized appreciation on financial futures)			(2,519,613)
Net Assets ($)			22,353,791

Net Asset Value Per Share
	Class A	Class C	Class I
Net Assets ($)	18,636,639	3,149,006	568,146
Shares Outstanding	1,762,222	298,900	53,714
Net Asset Value Per Share ($)	10.58	10.54	10.58

See notes to financial statements.

The Fund 21

STATEMENT OF OPERATIONS Six Months Ended April 30, 2009 (Unaudited)

Investment Income ($):
Income:
Interest	792,515
Dividends;
Affiliated issuers	889
Total Income	793,404
Expenses:
Management fee—Note 3(a)	65,457
Shareholder servicing costs—Note 3(d)	34,152
Auditing fees	26,733
Registration fees	25,323
Custodian fees—Note 3(d)	9,800
Distribution fees—Note 3(c)	8,171
Prospectus and shareholders’ reports	5,356
Legal fees	1,845
Directors’ fees and expenses—Note 3(b)	899
Loan commitment fees—Note 2	200
Miscellaneous	15,601
Total Expenses	193,537
Less—expense reimbursement from the Dreyfus Corporation
due to undertaking—Note 3(a)	(65,521)
Less—reduction in fees due to earnings credits—Note 1(c)	(568)
Net Expenses	127,448
Investment Income—Net	665,956
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(1,868,876)
Net realized gain (loss) on options transactions	(23,252)
Net realized gain (loss) on financial futures	678,139
Net realized gain (loss) on swap transactions	(274,287)
Net realized gain (loss) on forward currency exchange contracts	275,773
Net Realized Gain (Loss)	(1,212,503)
Net unrealized appreciation (depreciation) on investments, options transactions, swap transactions and foreign currency transactions
(including $51,285 net unrealized appreciation on financial futures)	2,342,849
Net Realized and Unrealized Gain (Loss) on Investments	1,130,346
Net Increase in Net Assets Resulting from Operations	1,796,302

See notes to financial statements.

22

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	April 30, 2009	Year Ended
	(Unaudited)	October 31, 2008
Operations ($):
Investment income—net	665,956	1,378,895
Net realized gain (loss) on investments	(1,212,503)	(176,410)
Net unrealized appreciation
(depreciation) on investments	2,342,849	(4,674,541)
Net Increase (Decrease) in Net Assets
Resulting from Operations	1,796,302	(3,472,056)
Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	(662,445)	(1,230,034)
Class C Shares	(61,468)	(63,581)
Class I Shares	(19,403)	(38,386)
Net realized gain on investments:
Class A Shares	—	(243,474)
Class C Shares	—	(11,141)
Class I Shares	—	(7,770)
Total Dividends	(743,316)	(1,594,386)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A Shares	1,480,101	7,600,423
Class C Shares	1,773,882	1,070,703
Dividends reinvested:
Class A Shares	607,416	1,393,256
Class C Shares	30,534	54,355
Class I Shares	19,403	46,156
Cost of shares redeemed:
Class A Shares	(3,309,947)	(7,634,108)
Class C Shares	(198,662)	(355,271)
Class I Shares	—	(200,000)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	402,727	1,975,514
Total Increase (Decrease) in Net Assets	1,455,713	(3,090,928)
Net Assets ($):
Beginning of Period	20,898,078	23,989,006
End of Period	22,353,791	20,898,078
Undistributed investment income—net	134,507	211,867

The Fund 23

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Six Months Ended
	April 30, 2009	Year Ended
	(Unaudited)	October 31, 2008
Capital Share Transactions:
Class A
Shares sold	144,673	641,711
Shares issued for dividends reinvested	59,398	115,768
Shares redeemed	(325,833)	(632,491)
Net Increase (Decrease) in Shares Outstanding	(121,762)	124,988
Class C
Shares sold	172,823	90,216
Shares issued for dividends reinvested	2,990	4,539
Shares redeemed	(19,547)	(30,157)
Net Increase (Decrease) in Shares Outstanding	156,266	64,598
Class I
Shares issued for dividends reinvested	1,898	3,829
Shares redeemed	—	(15,911)
Net Increase (Decrease) in Shares Outstanding	1,898	(12,082)

See notes to financial statements.

24

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

Six Months Ended
April 30, 2009		Year Ended October 31,
Class A Shares	(Unaudited)	2008	2007	2006[a]
Per Share Data ($):
Net asset value, beginning of period	10.06	12.62	12.95	12.50
Investment Operations:
Investment income—net[b]	.31	.73	.81	.18
Net realized and unrealized
gain (loss) on investments	.56	(2.40)	(.19)	.40
Total from Investment Operations	.87	(1.67)	.62	.58
Distributions:
Dividends from investment income—net	(.35)	(.73)	(.83)	(.13)
Dividends from net realized gain on investments	—	(.16)	(.12)	—
Total Distributions	(.35)	(.89)	(.95)	(.13)
Net asset value, end of period	10.58	10.06	12.62	12.95
Total Return (%)[c]	8.73[d]	(14.21)	4.98	4.69[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.69[e]	1.78	1.74	2.75[e,f]
Ratio of net expenses to average net assets	1.10[e]	1.09	1.10	1.05[e]
Ratio of net investment income
to average net assets	6.15[e]	6.24	6.37	4.62[e]
Portfolio Turnover Rate[g]	97.19[d]	265.85	310.92	279.33[d]
Net Assets, end of period ($ x 1,000)	18,637	18,947	22,200	15,452

a From July 11, 2006 (commencement of operations) to October 31, 2006.
b Based on average shares outstanding at each month end.
c Exclusive of sales charge.
d Not annualized.
e Annualized.
f The fund’s expense ratio net of earnings credits for Class A was 2.71%.
g The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended April 30, 2009,
October 31, 2008, 2007 and 2006, were 86.50%, 178.23%, 285.25% and 271.65%, respectively.

See notes to financial statements.

The Fund 25

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
April 30, 2009		Year Ended October 31,
Class C Shares	(Unaudited)	2008	2007	2006[a]
Per Share Data ($):
Net asset value, beginning of period	10.02	12.59	12.94	12.50
Investment Operations:
Investment income—net[b]	.28	.64	.71	.15
Net realized and unrealized
gain (loss) on investments	.56	(2.41)	(.18)	.40
Total from Investment Operations	.84	(1.77)	.53	.55
Distributions:
Dividends from investment income—net	(.32)	(.64)	(.76)	(.11)
Dividends from net realized gain on investments	—	(.16)	(.12)	—
Total Distributions	(.32)	(.80)	(.88)	(.11)
Net asset value, end of period	10.54	10.02	12.59	12.94
Total Return (%)[c]	8.38[d]	(14.95)	4.26	4.44[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.51[e]	2.62	2.55	3.52[e,f]
Ratio of net expenses to average net assets	1.85[e]	1.84	1.85	1.80[e]
Ratio of net investment income
to average net assets	5.66[e]	5.48	5.55	3.87[e]
Portfolio Turnover Rate[g]	97.19[d]	265.85	310.92	279.33[d]
Net Assets, end of period ($ x 1,000)	3,149	1,430	982	846

a	From July 11, 2006 (commencement of operations) to October 31, 2006.
b	Based on average shares outstanding at each month end.
c	Exclusive of sales charge.
[d]	Not annualized.
e	Annualized.
f	The fund’s expense ratios net of earnings credits for Class C was 3.47%.
g	The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended April 30, 2009, October 31, 2008, 2007 and 2006, were 86.50%, 178.23%, 285.25% and 271.65%, respectively.

See notes to financial statements.

26

Six Months Ended
April 30, 2009		Year Ended October 31,
Class I Shares	(Unaudited)	2008	2007[a]	2006[b]
Per Share Data ($):
Net asset value, beginning of period	10.06	12.62	12.95	12.50
Investment Operations:
Investment income—net[c]	.33	.76	.84	.19
Net realized and unrealized
gain (loss) on investments	.56	(2.41)	(.19)	.40
Total from Investment Operations	.89	(1.65)	.65	.59
Distributions:
Dividends from investment income—net	(.37)	(.75)	(.86)	(.14)
Dividends from net realized gain on investments	—	(.16)	(.12)	—
Total Distributions	(.37)	(.91)	(.98)	(.14)
Net asset value, end of period	10.58	10.06	12.62	12.95
Total Return (%)	9.02[d]	(14.06)	5.22	4.76[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.40[e]	1.54	1.53	2.51[e,f]
Ratio of net expenses to average net assets	.85[e]	.84	.85	.81[e]
Ratio of net investment income
to average net assets	6.42[e]	6.49	6.54	4.87[e]
Portfolio Turnover Rate[g]	97.19[d]	265.85	310.92	279.33[d]
Net Assets, end of period ($ x 1,000)	568	521	807	786

a Effective June 1, 2007, Class R were redesignated as Class I shares.
b From July 11, 2006 (commencement of operations) to October 31, 2006.
c Based on average shares outstanding at each month end.
[d] Not annualized.
e Annualized.
f The fund’s expense ratio net of earnings credits for Class I was 2.47%.
g The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended April 30, 2009,
October 31, 2008, 2007 and 2006, were 86.50%, 178.23%, 285.25% and 271.65%, respectively.

See notes to financial statements.

The Fund 27

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Strategic Income Fund (the “fund”) is a separate diversified series ofThe Dreyfus/Laurel Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering eleven series, including the fund. The fund’s investment objective is to seek high current income as its primary goal and capital appreciation as its secondary goal. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary ofThe Bank of NewYork Mellon Corporation (“BNY Mellon”), serves as the fund’s investment advisor.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares. The fund is authorized to issue 300 million shares of $.001 par value Capital Stock.The fund currently offers three classes of shares: Class A (100 million shares authorized), Class C (100 million shares authorized) and Class I (100 million shares authorized). Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or service fee. Class A shares are sold with a front-end sales charge, while Class C shares are subject to a contingent deferred sales charge (“CDSC”). Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus), acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution or service fees. Class I shares are offered without a front-end sales charge or CDSC. Each class of shares has identical rights and privileges, except with respect to distribution and service fees, the allocation of certain transfer agency costs and voting rights on matters affecting a single class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or loses on investments are allocated to each class of shares based on its relative net assets.

28

As of April 30, 2009, MBC Investments Corp., an indirect subsidiary of BNY Mellon, held 911,092 Class A, 49,529 Class C and 51,028 Class I shares of the fund.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations: expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities excluding short-term investments (other than U.S. Treasury Bills), financial futures, options, swaps and forward currency exchange contracts are valued each business day by an independent pricing service (the “Service”) approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Restricted securities, as well as securities or other assets for which recent market quotations are not readily available and are not valued by a pricing service approved by the Board of Directors, or are determined by the fund not to reflect accurately fair value, are valued at fair value as determined in good faith under the direction of the Board of Directors.The factors that may be considered when fair valuing a security include fundamental analytical data, the nature and duration of

The Fund 29

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers. Short-term investments, excluding U.S.Treasury Bills, are carried at amortized cost, which approximates value. Registered investment companies that are not traded on an exchange are valued at their net asset value. Financial futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Options traded over-the-counter are priced at the mean between the bid and asked price. Investments in swap transactions are valued each business day by a pricing service approved by the Board of Directors. Swaps are valued by the service by using a swap pricing model which incorporates among other factors, default probabilities, recovery rates, credit curves of the underlying issuer and swap spreads on interest rates. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

The fund adopted Statement of Financial Accounting Standards No. 157 “FairValue Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the fund’s investments relating to FAS 157.These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

30

The following is a summary of the inputs used as of April 30, 2009 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Quoted	Observable Unobservable
	Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities	—	21,828,227	—	21,828,227
Other Financial
Instruments†	26,513	37,490	—	64,003
Liabilities ($)
Other Financial
Instruments†	(16,779)	(50,629)	—	(67,408)

†	Other financial instruments include derivative instruments, such as futures, forward currency exchange contracts, swap contracts and options contracts.Amounts shown represent unrealized appreciation (depreciation) at period end.

In April 2009, the Financial Accounting Standards Board (“FASB”) issued FASB Staff Position No. 157-4,“Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FSP 157-4”). FSP 157-4 provides additional guidance for estimating fair value in accordance with FAS 157, when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009. Management is currently evaluating the impact the adoption of FSP 157-4 will have on the fund’s financial statement disclosures.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies,currency gains or losses realized on securities transactions and

The Fund 31

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on investments are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

(d) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(e) Concentration of Risk: The fund invests primarily in debt securities. Failure of an issuer of the debt securities to make timely interest or principal payments, or a decline or the perception of a decline in the credit quality of a debt security, can cause the debt security’s price to fall, potentially lowering the fund’s share price. High yield (“junk”) bonds involve greater credit risk, including the risk of default, than investment grade bonds, and are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. In addition, the value of debt securities may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. They may also decline because of factors that affect a particular industry.

32

(f) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

On April 30, 2009, the Board of Directors declared a cash dividend of $.046, $.039 and $.049 per share from undistributed investment income-net for Class A, Class C and Class I shares, respectively, payable on May 1, 2009 (ex-dividend date), to shareholders of record as of the close of business on April 30, 2009.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended April 30, 2009, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the three-year period ended October 31, 2008 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The fund has an unused capital loss carryover of $356,747 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 2008. If not applied, the carryover expires in fiscal 2016.

The Fund 33

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The tax character of distributions paid to shareholders during the fiscal year ended October 31, 2008 was as follows: ordinary income $1,431,173 and long-term capital gains $163,213.The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $300 million unsecured line of credit provided by The Bank of New York Mellon (the “BNYM Facility”) primarily to be utilized for temporary or emergency purposes, including the financing of redemptions.The terms of the BNYM Facility limits the amount of individual fund borrowings. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowing. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the BNYM Facility. During the period ended April 30, 2009, the fund did not borrow under the BNYM Facility.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Manager and the Company, the Company has agreed to pay the Manager a management fee computed at the annual rate of .60% of the value of the fund’s average daily net assets and is payable monthly.The Manager has contractually agreed to waive receipt of its fees and/or assume certain expenses of the fund, until March 1, 2010, so the expenses, exclusive of taxes, brokerage fees, Rule 12b-1 distribution plan fees, shareholder services fees, interest expense, commitment fees and extraordinary expenses, do not exceed an annual rate of .85% of the value of the fund’s average daily net assets.The expense reimbursement, pursuant to the undertaking, amounted to $65,521 during the period ended April 30, 2009.

(b) Each Director receives $45,000 per year, plus $6,000 for each joint Board meeting of the Company,The Dreyfus/Laurel Funds Trust and The Dreyfus/Laurel Tax-Free Municipal Funds, (collectively, the “Dreyfus/Laurel Funds”) and Dreyfus Investment Funds attended,

34

$2,000 for separate in-person committee meetings attended which are not held in conjunction with a regularly scheduled Board meeting and $1,500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses.With respect to Board meetings, the Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). With respect to compensation committee meetings, the Chair of the compensation committee receives $900 per meeting. In the event that there is an in-person joint committee meeting of the Dreyfus/Laurel Funds, Dreyfus Investment Funds and Dreyfus High Yield Strategies Fund, the $2,000 or $1,500 fee, as applicable, will be allocated between the Dreyfus/Laurel Funds, Dreyfus Investment Funds and Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable by certain other series of the Company to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

During the period ended April 30, 2009, the Distributor retained $106 from commissions earned on sales of the fund’s Class A shares and $1,747 from CDSCs on redemptions of the fund’s Class C shares.

(c) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing their shares at an annual rate of .75% of the value of the average daily net assets of Class C shares. During the period ended April 30, 2009, Class C shares were charged $8,171, pursuant to the Plan.

(d) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make

The Fund 35

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2009, Class A and Class C shares were charged $23,877 and $2,724, respectively, pursuant to the Shareholder Services Plan.

Under its terms, the Plan and Shareholder Services Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those directors who are not “ interested persons” of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plan or Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended April 30, 2009, the fund was charged $2,016 pursuant to the transfer agency agreement.

The fund compensates The Bank of New York Mellon under cash management agreements for performing cash management services related to fund subscriptions and redemptions. During the period ended April 30, 2009, the fund was charged $568 pursuant to the cash management agreements. These fees were offset by earnings credits pursuant to the cash management agreements.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended April 30, 2009, the fund was charged $9,800 pursuant to the custody agreement.

During the period ended April 30, 2009, the fund was charged $2,394 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $10,883, Rule 12b-1 distribution plan fees $1,848, shareholder services plan fees $4,422, custodian fees $7,067, chief compliance officer fees

36

$2,793 and transfer agency per account fees $450,which are offset against an expense reimbursement currently in effect in the amount of $15,389.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, forward currency exchange contracts, financial futures, options transactions and swap transactions during the period ended April 30, 2009, amounted to $22,202,439 and $19,231,661, respectively, of which $2,112,042 in purchases and $2,115,401 in sales were from mortgage dollar roll transactions.

A mortgage dollar roll transaction involves a sale by the fund of mortgage related securities that it holds with an agreement by the fund to repurchase similar securities at an agreed upon price and date. The securities purchased will bear the same interest rate as those sold, but generally will be collateralized by pools of mortgages with different prepayment histories than those securities sold.

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. These investments require initial margin deposits with a broker, which consist of cash or cash equivalents.The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Investments in financial futures require the fund to “mark to market” on a daily basis, which reflects the change in the market value of the contract at the close of each day’s trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the fund recognizes a realized gain or loss. Contracts open at April 30, 2009, are set forth in the Statement of Financial Futures.

The fund may purchase and write (sell) put and call options in order to gain exposure to or to protect against changes in the market.

The Fund 37

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund would incur a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund would realize a loss, if the price of the financial instrument increases between those dates.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund would incur a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund would realize a loss, if the price of the financial instrument decreases between those dates.

The following summarizes the fund’s call/put options written during the period ended April 30,2009:

	Face Amount		Options Terminated
	Covered by	Premiums		Net Realized
Options Written:	Contracts ($)	Received ($)	Cost ($)	Gain (Loss) ($)
Contracts outstanding
October 31, 2008	3,312,000	44,394
Contracts written	15,324,000	147,175
Contracts terminated:
Closed	9,302,000	96,727	207,150	(110,423)
Expired	7,702,000	85,306	—	85,306
Total contracts
terminated	17,004,000	182,033	207,150	(25,117)
Contracts outstanding
April 30, 2009	1,632,000	9,536

The fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transac-tions.When executing forward currency exchange contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the fund would incur a loss if the value of the con-

38

tract increases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward currency exchange contracts, which is typically limited to the unrealized gain on each open contract. The following summarizes open forward currency exchange contracts at April 30, 2009:

	Foreign			Unrealized
Forward Currency	Currency			Appreciation
Exchange Contracts	Amounts	Cost ($)	Value ($) (Depreciation) ($)
Purchases:
Brazilian Real,
Expiring 5/29/2009	251,000	107,725	113,721	5,996
Czech Republic Koruna,
Expiring 5/29/2009	1,110,000	53,314	54,841	1,527
Hungary Forint,
Expiring 5/29/2009	12,370,000	53,399	56,370	2,971
Norwegian Krone,
Expiring 5/29/2009	1,060,000	157,891	161,253	3,362
Polish Zloty,
Expiring 5/29/2009	190,000	56,084	56,703	619
Swedish Krona,
Expiring 5/29/2009	1,330,000	157,454	165,330	7,876
Sales:		Proceeds ($)
Brazilian Real,
Expiring 5/29/2009	121,000	51,931	54,822	(2,891)
Brazilian Real,
Expiring 5/29/2009	130,000	55,794	58,899	(3,105)
Euro,
Expiring 5/29/2009	240,000	313,013	317,512	(4,499)
Euro,
Expiring 5/29/2009	120,000	156,654	158,756	(2,102)
Mexican New Peso,
Expiring 5/29/2009	3,380,000	258,588	243,449	15,139
Turkish Lira,
Expiring 5/29/2009	685,000	410,548	424,813	(14,265)
Turkish Lira,
Expiring 6/30/2009	1,110,000	659,378	683,145	(23,767)
Total				(13,139)

The Fund 39

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The fund may enter into swap agreements to exchange the interest rate on, or return generated by, one nominal instrument for the return generated by another nominal instrument.

Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreement and are generally limited to the amount of net payments to be received, if any, at the date of default.

The fund accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) of swap contracts in the Statement of Assets and Liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain (loss) on swaps, in addition to realized gain (loss) recorded upon the termination of swaps contracts in the Statement of Operations. Upfront payments made and/or received by the fund, are recorded as an asset and/or liability in the Statement of Assets and Liabilities and are recorded as a realized gain or loss ratably over the contract’s term/event with the exception of forward started interest rate swaps which are recorded as realized gains or losses on the termination date. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation (depreciation) on investments.

Credit default swaps involve commitments to pay or receive a fixed interest rate in exchange for payment if a credit event affecting a third party (the referenced company) occurs. Credit events may include a failure to pay interest or principal, bankruptcy, or restructuring. For those credit default swaps in which the fund is receiving a fixed rate, the fund is providing credit protection on the underlying instrument.The maximum payouts for these contracts are limited to the notional amount of each swap.At April 30, 2009, the fund had no open credit default swaps.

At April 30, 2009, accumulated net unrealized depreciation on investments was $2,528,827, consisting of $493,320 gross unrealized appreciation and $3,022,147 gross unrealized depreciation.

40

At April 30, 2009, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

The FASB released Statement of Financial Accounting Standards No. 161 “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agree-ments.The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements and the accompanying notes has not yet been determined.

The Fund 41

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on February 9 and 10, 2009, the Board considered the re-approval of the fund’s Management Agreement (“Management Agreement”), pursuant to which the Manager provides the fund with investment advisory and administrative services. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Manager.

Analysis of Nature, Extent and Quality of Services Provided to the Fund. The Board members considered information previously provided to them in a presentation from representatives of the Manager regarding services provided to the fund and other funds in the Dreyfus fund complex, and representatives of the Manager confirmed that there had been no material changes in this information. The Board also discussed the nature, extent and quality of the services to be provided to the fund pursuant to its Management Agreement. The Manager’s representatives reviewed the fund’s distribution of accounts and the relationships the Manager has with various intermediaries and the different needs of each. The Manager’s representatives noted the distribution channels for the fund as well as the diversity of distribution among the funds in the Dreyfus fund complex, and the Manager’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including those of the fund. The Manager provided the number of shareholder accounts in the fund, as well as the fund’s asset size.

The Board members also considered the Manager’s research and portfolio management capabilities and that the Manager also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board members also considered the Manager’s extensive administrative, accounting and compliance infrastructure. The Board also considered the Manager’s brokerage policies and practices, the standards applied in seeking best execution and the Manager’s policies and practices regarding soft dollars.

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Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board members reviewed the fund’s performance and comparisons to a group of retail front-end load multisector income funds (the “Performance Group”) and to a larger universe of funds, consisting of all retail and institutional multi-sector income funds (the “Performance Universe”) selected and provided by Lipper, Inc., an independent provider of investment company data.The Board was provided with a description of the methodology Lipper used to select the Performance Group and Performance Universe, as well as the Expense Group and Expense Universe (discussed below). The Board members discussed the results of the comparisons and noted that the fund’s yield performance was above the Performance Group and Performance Universe medians for the one-year period ended December 31, 2007 and below the Performance Group and Performance Universe for the one-year period ended December 31, 2008. The Board members noted that the fund’s total return performance was above the Performance Group and Performance Universe medians for the one- and two-year periods ended December 31, 2008. The Manager also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board members also discussed the fund’s contractual and actual management fee and expense ratio and reviewed the range of management fees and expense ratios of a comparable group of funds (the “Expense Group”) and a broader group of funds (the “Expense Universe”), each selected and provided by Lipper. A representative of the Manager noted that the Manager has contractually agreed to waive receipt of its fees and/or assume the expenses of the fund, until March 1, 2010, so that annual direct fund operating expenses (excluding Rule 12b-1 fees, shareholder services fees, taxes, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed 0.85% of the fund’s average daily net assets. The Board members noted that the fund’s contractual management fee was equal to the Performance Group median and that, because of the waiver, the fund did not pay a management fee for the fiscal year

The Fund 43

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

ended October 31, 2008. The Board members noted that the fund’s actual management fee (which was zero) and the fund’s expense ratio, taking into account the waiver, were below the respective Expense Group and Expense Universe medians.

Representatives of the Manager noted that there were no other funds managed by the Manager or its affiliates with similar investment objectives, policies and strategies, and included in the same Lipper category as the fund. Representatives of the Manager reviewed with the Board members the fees paid to the Manager or its affiliates by other accounts managed by the Manager or its affiliates with similar investment objectives, policies and strategies as the fund (the “Similar Accounts”). The Manager’s representatives explained the nature of the Similar Accounts and the differences, from the Manager’s perspective, in providing services to such Similar Accounts as compared to managing and providing services to the fund. The Manager’s representatives also reviewd the costs associated with distribution through intermediaries. The Board analyzed differences in fees paid to the Manager and discussed the relationship of the fees paid in light of the services provided. The Board members considered the relevance of the fee information provided for the Similar Accounts to evaluate the appropriateness and reasonableness of the fund’s management fee.The Board acknowledged that differences in fees paid by the Similar Accounts seemed to be consistent with the services provided.

Analysis of Profitability and Economies of Scale. The Manager’s representatives reviewed the dollar amount of expenses allocated and profit received by the Manager and the method used to determine such expenses and profit. The Board previously had been provided with information prepared by an independent consulting firm regarding the Manager’s approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund complex.The Board also was informed that the methodology had also been reviewed by an independent registered public accounting firm

44

which, like the consultant, found the methodology to be reasonable. The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the fund.The Board members evaluated the profitability analysis in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. The Board members also considered potential benefits to the Manager from acting as investment adviser and noted that there were no soft dollar arrangements with respect to trading the fund’s portfolio.

It was noted that the Board members should consider the Manager’s profitability with respect to the fund as part of their evaluation of whether the fees under the Management Agreement bear a reasonable relationship to the mix of services provided by the Manager, including the nature, extent and quality of such services and that a discussion of economies of scale is predicated on increasing assets and that, if a fund’s assets had been decreasing, the possibility that the Manager may have realized any economies of scale would be less. It also was noted that the profitability percentage for managing the fund was within the range determined by appropriate court cases to be reasonable given the services rendered and generally superior service levels provided by the Manager.The Board also noted the Manager’s waiver of receipt of the management fee and its effect on the profitability of the Manager.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the fund’s Management Agreement. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, extent and quality of the ser- vices provided by the Manager are adequate and appropriate.
  The Board was generally satisfied with the fund’s relative performance.

The Fund 45

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

  The Board concluded, taking into account the fee waiver, that the fee paid by the fund to the Manager was reasonable in light of the services provided, comparative performance, expense and advisory fee information, costs of the services provided and profits to be real- ized and benefits derived or to be derived by the Manager from its relationship with the fund.
  The Board determined that the economies of scale which may accrue to the Manager and its affiliates in connection with the man- agement of the fund had been adequately considered by the Manager in connection with the management fee rate charged to the fund and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the fund’s Management Agreement was in the best interests of the fund and its shareholders and that the Management Agreement would be renewed through April 4, 2010.

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NOTES

Item 2.	Code of Ethics.
Not applicable.
Item 3.	Audit Committee Financial Expert.
Not applicable.
Item 4.	Principal Accountant Fees and Services.
Not applicable.
Item 5.	Audit Committee of Listed Registrants.
Not applicable.
Item 6.	Investments.
(a)	Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable.
Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
Not applicable.
Item 10.	Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures applicable to Item 10.
Item 11.	Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Dreyfus/Laurel Funds, Inc.

By:	/s/ J. David Officer
J. David Officer,
President

Date:	June 29, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ J. David Officer
J. David Officer,
President

Date:	June 29, 2009

By:	/s/ James Windels
James Windels,
Treasurer

Date:	June 29, 2009

EXHIBIT INDEX

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-
2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)